                                                      Registration No. 33-83750
                                                      Registration No. 811-8754
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------

                                   FORM N-4


           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933    [ ]


           Pre-Effective Amendment No.                                [ ]


           Post-Effective Amendment No.  4                            [X]


                                    AND/OR


REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940       [ ]

           Amendment No. 6                                            [X]


                       (Check appropriate box or boxes)
                           -------------------------
                            SEPARATE ACCOUNT No. 45
                                      of
           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                          (Exact Name of Registrant)
                             ---------------------

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                              (Name of Depositor)

                 787 Seventh Avenue, New York, New York 10019
             (Address of Depositor's Principal Executive Offices)
       Depositor's Telephone Number, including Area Code: (212) 714-4595
                          --------------------------

                              JONATHAN E. GAINES
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
           The Equitable Life Assurance Society of the United States
                 787 Seventh Avenue, New York, New York 10019
                  (Names and Addresses of Agents for Service)
                          ---------------------------

                 Please send copies of all communications to:
                              PETER E. PANARITES
                        Freedman, Levy, Kroll & Simonds
                   1050 Connecticut Avenue, N.W., Suite 825
                            Washington, D.C. 20036
                           -------------------------

         Approximate Date of Proposed Public Offering:  Continuous

         It is proposed that this filing will become effective (check appropriate box):


[ ]    Immediately upon filing pursuant to paragraph (b) of Rule 485 .



[ ]    On  (date)  pursuant to paragraph (b) of Rule 485.



[X]    60 days after filing pursuant to paragraph (a)(1) of Rule 485.



[ ]    On (date) pursuant to paragraph (a)(1) of Rule 485.



[ ]    75 days after filing pursuant to paragraph (a)(2) of Rule 485.



[ ]    On (date) pursuant to paragraph (a)(3) of Rule 485.


If appropriate, check the following box:


[ ] This post-effective amendment designates a new effective date for previously filed post-effective amendment.

                             CROSS REFERENCE SHEET
                SHOWING LOCATION OF INFORMATION IN PROSPECTUSES


         FORM N-4 ITEM                      PROSPECTUS CAPTION
         -------------                      ------------------
 1.      Cover Page                         Cover Page

 2.      Definitions                        General Terms

 3.      Synopsis                           Part 1:  Summary

 4.      Condensed Financial                Part 3:  Investment
         Information                        Performance - Money
                                            Market Fund Yield
                                            Information, - Intermediate
                                            Government Securities Fund
                                            Yield Information,
                                            Part 5: Provisions
                                            of the Certificates
                                            and Services We Provide -
                                            Annuity Account Value

 5.      General Description of             Part 2: Equitable Life,
         Registrant, Depositor and          The Separate Account
         Portfolio Companies                and The Investment
                                            Funds

 6.      Deductions and Expenses            Part 5:  Provisions of the
                                            Certificates and Services We
                                            Provide - Distribution of the
                                            Certificates, Part 6:  Deductions
                                            and Charges

 7.      General Description of             Part 5:  Provisions of
         Variable Annuity Contracts         the Certificates and Services We
                                            Provide

 8.      Annuity Period                     Part 5:  Provisions of the
                                            Certificates and Services We
                                            Provide

 9.      Death Benefit                      Part 5:  Provisions of the
                                            Certificates and Services We
                                            Provide - Death Benefit

10.      Purchases and Contract Value       Part 3:  Investment Performance,
                                            Part 5:  Provisions of the
                                            Certificates and Services We
                                            Provide

                             CROSS REFERENCE SHEET
                SHOWING LOCATION OF INFORMATION IN PROSPECTUSES
                -----------------------------------------------

         FORM N-4 ITEM                      PROSPECTUS CAPTION
         -------------                      ------------------

11.      Redemptions                        Part 5:  Provisions of the
                                            Certificates and Services We
                                            Provide - Surrendering the
                                            Certificates to Receive the Cash
                                            Value,- Income Annuity Options,
                                            Part 6:  Deductions and Charges

12.      Taxes                              Part 8:  Tax Aspects of the
                                            Certificates

13.      Legal Proceedings                  Not Applicable

14.      Table of Contents of the           Statement of
         Statement of Additional            Additional
         Information                        Information Table of
                                            Contents

                             CROSS REFERENCE SHEET
                        SHOWING LOCATION OF INFORMATION
                    IN STATEMENTS OF ADDITIONAL INFORMATION
                    ---------------------------------------

                                            STATEMENT OF ADDITIONAL
         FORM N-4 ITEM                      INFORMATION CAPTION
         -------------                      -------------------
15.      Cover Page                         Cover Page

16.      Table of Contents                  Table of Contents

17.      General Information                Prospectus - Part 2:
         and History                        Equitable Life, The Separate
                                            Account and The Investment Funds

18.      Services                           Not Applicable

19.      Purchases of Securities            Prospectus - Part
         Being Offered                      5:  Provisions of the
                                            Certificates and
                                            Services We Provide -
                                            Distribution of the
                                            Certificates

20.      Underwriters                       Prospectus - Part 5:
                                            Provisions of the Certificates
                                            and Services We Provide -
                                            Distribution of the Certificates

21.      Calculation of Performance         Accumulation
         Data                               Unit Values, Annuity Unit Values,
                                            Money Market Fund Yield
                                            Information, Intermediate
                                            Government Securities Fund Yield
                                            Information

22.      Annuity Payments                   Annuity Unit Values

23.      Financial Statements               Financial Statements

                        INCOME MANAGER (SERVICE MARK)
                         PROSPECTUS FOR ROLLOVER IRA
                            AND CHOICE INCOME PLAN


                            DATED OCTOBER   , 1996


         COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                  Issued By:
          The Equitable Life Assurance Society of the United States

This prospectus describes individual retirement annuity (IRA) certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract (ROLLOVER IRA) issued on a group basis or as individual contracts. Enrollment under a group contract will be evidenced by issuance of a certificate. Certificates and individual contracts each will be referred to as "Certificates." Under the Rollover IRA we will accept only initial contributions that are rollover contributions or that are direct transfers from other individual retirement arrangements, as described in this prospectus. A minimum initial contribution of $10,000 is required to put a Certificate into effect.

The Rollover IRA is designed to provide retirement income. Contributions accumulate on a tax-deferred basis and can be distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives. The distribution methods include the Choice Income Plan featuring the IRA ASSURED PAYMENT OPTION, IRA Assured Payment Option Plus (IRA APO PLUS), and a variety of payout options, including variable annuities and fixed annuities. The IRA Assured Payment Option and IRA APO Plus are also available for election in the application if you are interested in receiving distributions rather than accumulating funds.

The Rollover IRA offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 9 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.


                                INVESTMENT FUNDS
------------------------------------------------------------------------------     Guarantee Periods
ASSET ALLOCATION SERIES:      EQUITY SERIES:          FIXED INCOME SERIES:         EXPIRATION DATES:
----------------------------  ----------------------  ------------------------  ----------------------
O CONSERVATIVE INVESTORS      O GROWTH & INCOME       O MONEY MARKET                  FEBRUARY 15,
O GROWTH INVESTORS            O COMMON STOCK          O INTERMEDIATE            O 1997 THROUGH 2007
                              O GLOBAL                  GOVERNMENT SECURITIES   O 1997 THROUGH 2011
                              O INTERNATIONAL
                              O AGGRESSIVE STOCK


We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by separate accounts of insurance companies. The prospectus for the Trust, which accompanies this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates.

This prospectus provides information about the Rollover IRA that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by a current prospectus for the Trust, which you should also read carefully.


Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated October , 1996, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE



NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                                Copyright 1996
The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

PROSPECTUS TABLE OF CONTENTS


GENERAL TERMS                                 PAGE 4
FEE TABLE                                     PAGE 6
Condensed Financial Information                  8
PART 1: SUMMARY                               PAGE 9
What is the Rollover IRA?                        9
Investment Options                               9
Contributions                                    9
Transfers                                        9
Free Look Period                                 9
Services We Provide                              9
Death Benefits                                  10
Guaranteed Minimum Income Benefit (GMIB)        10
Surrendering the Certificates                   10
Distribution Methods                            10
Taxes                                           11
Deductions from Annuity
  Account Value                                 11
Deductions from Investment Funds                11
Trust Charges to Portfolios                     11
PART 2: EQUITABLE LIFE, THE SEPARATE
        ACCOUNT AND THE INVESTMENT FUNDS     PAGE 12
Equitable Life                                  12
Separate Account No. 45                         12
The Trust                                       12
The Trust's Investment Adviser                  13
Investment Policies and Objectives of
  the Trust's Portfolios                        14
PART 3: INVESTMENT PERFORMANCE               PAGE 15
Performance Data for a Certificate              15
Rate of Return Data for Investment
  Funds                                         16
Communicating Performance Data                  19
Money Market Fund and Intermediate
  Government Securities Fund Yield
  Information                                   20
PART 4: THE GUARANTEED PERIOD ACCOUNT        PAGE 21
Guarantee Periods                               21
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior to the
  Expiration Date                               22
Modal Payment Portion                           23
Death Benefit Amount                            23
Investments                                     23
PART 5: PROVISIONS OF THE CERTIFICATES
        AND SERVICES WE PROVIDE              PAGE 25
Availability of the Certificates                25
Contributions Under the Certificates            25
Methods of Payment                              25
Allocation of Contributions                     26
Free Look Period                                26
Annuity Account Value                           27
Transfers Among Investment Options              27
Dollar Cost Averaging                           28
Death Benefit                                   28






GMIB                                            29
Cash Value                                      31
Surrendering the Certificates to
  Receive the Cash Value                        31
When Payments are Made                          31
Assignment                                      31
Distribution of the Certificates                31
PART 6: DISTRIBUTION METHODS UNDER THE
        CERTIFICATES                         PAGE 32
IRA Assured Payment Option                      32
IRA APO Plus                                    35
Withdrawal Options                              37
Income Annuity Options                          39
PART 7: DEDUCTIONS AND CHARGES               PAGE 41
Charges Deducted from the Annuity
  Account Value                                 41
Charges Deducted from the Investment
  Funds                                         42
Trust Charges to Portfolios                     43
Sponsored Arrangements                          43
Other Distribution Arrangements                 43
PART 8: VOTING RIGHTS                        PAGE 44
Trust Voting Rights                             44
Voting Rights of Others                         44
Separate Account Voting Rights                  44
Changes in Applicable Law                       44
PART 9: TAX ASPECTS OF THE CERTIFICATES      PAGE 45
Tax-Qualified Individual Retirement
  Annuities (IRAs)                              45
Penalty Tax on Early Distributions              50
Tax Penalty for Insufficient
  Distributions                                 50
Tax Penalty for Excess Distributions or
  Accumulation                                  50
Federal and State Income Tax
  Withholding                                   51
Other Withholding                               51
Impact of Taxes to Equitable Life               51
Transfers Among Investment Options              51
Tax Changes                                     51
PART 10: INDEPENDENT ACCOUNTANTS             PAGE 52
APPENDIX I: MARKET VALUE
  ADJUSTMENT EXAMPLE                         PAGE 53
APPENDIX II: GUARANTEED MINIMUM
  DEATH BENEFIT (GMDB) EXAMPLE               PAGE 54
APPENDIX III: GMIB EXAMPLES                  PAGE 55
APPENDIX IV: EXAMPLE OF PAYMENTS
  UNDER THE IRA ASSURED PAYMENT
  OPTION AND IRA APO PLUS                    PAGE 56
APPENDIX V: IRS TAX DEDUCTION TABLE          PAGE 57
STATEMENT OF ADDITIONAL
  INFORMATION TABLE OF CONTENTS              PAGE 58

GENERAL TERMS

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE--The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT--The individual who is the measuring life for determining annuity benefits.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under the Certificate. See "Annuity Account Value" in Part 5.


ANNUITY COMMENCEMENT DATE--The date on which amounts will be applied under an income annuity option.


BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable charges.

CERTIFICATE--The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER--The person who owns a Rollover IRA Certificate and has the right to exercise all rights under the Certificate. The Certificate Owner must also be the Annuitant.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT DATE--The date on which you are enrolled under the group annuity contract, or the effective date of the individual contract. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR--The 12-month period beginning on your Contract Date and each anniversary of that date.

EXPIRATION DATE--The date on which a Guarantee Period ends.

GUARANTEE PERIOD--Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates.

GUARANTEED PERIOD ACCOUNT--The Account that contains the Guarantee Periods and the Modal Payment Portion of such Account.

GUARANTEED RATE--The annual interest rate established for each allocation to a Guarantee Period.

INVESTMENT FUNDS--The funds of the Separate Account that are available under the Certificates.

INVESTMENT OPTIONS--The choices for investment: the Investment Funds and each available Guarantee Period.

IRA--An individual retirement annuity, as defined in Section 408(b) of the Code.

IRA ASSURED PAYMENT OPTION--A distribution option which provides guaranteed lifetime income. The IRA Assured Payment Option may be elected in the application or elected as a distribution option at a later date. Under this option amounts are allocated to the Guaranteed Period Account and the Life Contingent Annuity. No amounts may be allocated to the Investment Funds.

IRA APO PLUS--A distribution option which provides guaranteed lifetime income. IRA APO Plus may be elected in the application or as a distribution option at a later date. Under this option amounts are allocated to the Guaranteed Period Account, the Life Contingent Annuity and to the Investment Funds. The amount in the Investment Funds is then systematically converted to increase the guaranteed lifetime income.

LIFE CONTINGENT ANNUITY--Provides guaranteed lifetime income beginning at a future date. Amounts may only be applied under the Life Contingent Annuity through election of the IRA Assured Payment Option and IRA APO Plus.

MATURITY VALUE--The amount in a Guarantee Period on its Expiration Date.

MODAL PAYMENT PORTION--Under the IRA Assured Payment Option and IRA APO Plus, the portion of the Guaranteed Period Account from which payments, other than payments due on an Expiration Date, are made.

PORTFOLIOS--The portfolios of the Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE--The day when we deduct certain charges from the Annuity Account Value. If the

Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE--The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 1.

SAI--The statement of additional information for the Separate Account under the Rollover IRA.

SEPARATE ACCOUNT--Equitable Life's Separate Account No. 45.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested.

VALUATION PERIOD--Each Business Day together with any preceding non-business days.

FEE TABLE

The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them with other similar products. The table reflects both the charges of the Separate Account and the expenses of the Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 7: Deductions and Charges." For a complete description of the Trust's charges and expenses, see the prospectus for the Trust.

As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds, all or a portion of the distribution fee and the annual contract fee, if any, may be deducted from your Annuity Account Value in the Guaranteed Period Account rather than from the Investment Funds. See "Part 7: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)

DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION RECEIVED DURING THE FIRST
CONTRACT Year (deducted annually on each of the first seven Processing Dates)(1) ....................   0.20%

WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (percentage deducted upon surrender or for certain withdrawals. The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1")(2)

 CONTRACT
    YEAR
----------
     1 ...    7.00%
     2 ...    6.00
     3 ...    5.00
     4 ...    4.00
     5 ...    3.00
     6 ...    2.00
     7 ...    1.00
     8+ ..    0.00


                                                                             Combined
                                                                             GMDB/GMIB   GMDB Only
                                                                              Benefit     Benefit
                                                                             (Plan A)    (Plan B)
GMDB/GMIB CHARGES (percentage deducted annually on each Processing Date as a percentage of the guaranteed minimum death benefit then in
 effect)(3) ..............................................................     0.45%       0.20%



 ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING
 DATE)(4)
 If the initial contribution is less than $25,000 ..................................     $30
 If the initial contribution is $25,000 or more ....................................      $0
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT
 FUND)
Mortality and Expense Risk Charge ..................................................    0.90%
Asset Based Administrative Charge ..................................................    0.25%
                                                                                     -------
 Total Separate Account Annual Expenses ............................................    1.15%
                                                                                     =======



TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS IN EACH
PORTFOLIO)






                                                    INVESTMENT PORTFOLIOS
                                -----------------------------------------------------------
                                  CONSERVATIVE     GROWTH      GROWTH &    COMMON
                                   INVESTORS      INVESTORS     INCOME     STOCK     GLOBAL
                                --------------  -----------  ----------  --------  --------
Investment Advisory Fee              0.55%          0.52%       0.55%      0.35%     0.53%
Other Expenses                       0.04%          0.04%       0.05%      0.03%     0.08%
                                --------------  -----------  ----------  --------  --------
 TOTAL TRUST ANNUAL
 EXPENSES(5)                         0.59%          0.56%       0.60%      0.38%     0.61%
                                ==============  ===========  ==========  ========  ========



                                                                           INTERMEDIATE
                                                   AGGRESSIVE    MONEY        GOVT.
                                  INTERNATIONAL      STOCK       MARKET     SECURITIES
                                ---------------  ------------  --------  --------------
Investment Advisory Fee               0.90%          0.46%       0.40%        0.50%
Other Expenses                        0.13%          0.03%       0.04%        0.07%
                                ---------------  ------------  --------  --------------
 TOTAL TRUST ANNUAL
 EXPENSES(5)                          1.03%          0.49%       0.44%        0.57%
                                ===============  ============  ========  ==============

------------

Notes:

(1) The amount deducted is based on contributions that have not been withdrawn. The distribution fee will not apply while the IRA Assured Payment Option or IRA APO Plus is in effect. See "Part 7: Deductions and Charges," "Distribution Fee."

(2) Deducted upon a withdrawal with respect to amounts in excess of the 15% (10% under the IRA Assured Payment Option and IRA APO Plus) free corridor amount, and upon a surrender. See "Part 7: Deductions and Charges," "Withdrawal Charge." We reserve the right to impose an administrative charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year. See "Withdrawal Processing Charge" also in Part 7.

(3) The 0.45% charge covers a 6% to 80 Benefit and GMIB or, if a combined 6% to 70 Benefit and GMIB is elected, the charge is 0.30%. See "Part 7:
      Deductions and Charges," "Charges for Combined GMDB/GMIB Benefit (Plan
      A)" and "Charges for GMDB Only Benefit (Plan B)."

(4) This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 7: Deductions and Charges," "Annual Contract Fee."

(5) Expenses shown for all Portfolios are for the fiscal year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995, is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "Trust Charges to Portfolios" in Part 7.


EXAMPLES


The examples below show the expenses that a hypothetical Certificate Owner would pay under the Combined GMDB/GMIB Benefit (Plan A) with a 6% to 80 Benefit and GMIB and under the GMDB Only Benefit (Plan B) in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

                 COMBINED GMDB/GMIB BENEFIT (PLAN A) ELECTION
-----------------------------------------------------------------------------



IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,
THE EXPENSES WOULD BE:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                          --------  ---------  ---------  ----------
ASSET ALLOCATION SERIES:
 Conservative Investors     $90.65    $126.98    $166.16    $294.09
 Growth Investors            90.36     126.08     164.65     291.07
EQUITY SERIES:
  Growth & Income            90.75     127.28     166.66     295.10
  Common Stock               88.57     120.68     155.59     272.70
  Global                     90.85     127.58     167.16     296.11
  International              95.03     140.10     188.01     337.54
  Aggressive Stock           89.66     123.98     161.13     283.94
FIXED INCOME SERIES:
  Money Market               89.16     122.48     158.61     278.85
  Intermediate Govt.
    Securities               90.46     126.38     165.15     292.07





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


IF YOU DO NOT SURRENDER YOUR CERTIFICATE
AT THE END OF EACH PERIOD SHOWN, THE
           EXPENSES WOULD BE:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                          --------  ---------  ---------  ----------
ASSET ALLOCATION SERIES:
 Conservative Investors     $27.42    $84.33     $144.17    $302.14
 Growth Investors            27.13     83.44      142.67     299.12
EQUITY SERIES:
  Growth & Income            27.52     84.63      144.67     303.14
  Common Stock               25.34     78.03      133.60     280.74
  Global                     27.62     84.93      145.17     304.15
  International              31.80     97.46      166.03     345.61
  Aggressive Stock           26.43     81.33      139.14     292.01
FIXED INCOME SERIES:
  Money Market               25.93     79.83      136.62     286.89
  Intermediate Govt.
    Securities               27.23     83.74      143.18     300.13

                     GMDB ONLY BENEFIT (PLAN B) ELECTION
-----------------------------------------------------------------------------



IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,
THE EXPENSES WOULD BE:

                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------  ---------  ---------  ----------
ASSET ALLOCATION
 SERIES:
 Conservative Investors    $90.65    $121.66    $155.07    $266.33
 Growth Investors           90.36     120.76     153.56     263.26
EQUITY SERIES:
  Growth & Income           90.75     121.96     155.58     267.36
  Common Stock              88.57     115.35     144.45     244.62
  Global                    90.85     122.27     156.09     268.38
  International             95.03     134.82     177.05     310.42
  Aggressive Stock          89.66     118.65     150.02     256.04
FIXED INCOME SERIES:
  Money Market              89.16     117.15     147.48     250.85
  Intermediate Govt.
    Securities              90.46     121.06     154.06     264.27


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


IF YOU DO NOT SURRENDER YOUR CERTIFICATE
AT THE END OF EACH PERIOD SHOWN, THE
           EXPENSES WOULD BE:

                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------  ---------  ---------  ----------
ASSET ALLOCATION
 SERIES:
 Conservative Investors    $24.77    $76.04     $129.75    $269.91
 Growth Investors           24.48     75.15      128.24     266.84
EQUITY SERIES:
  Growth & Income           24.87     76.34      130.25     270.93
  Common Stock              22.69     69.72      119.11     248.19
  Global                    24.97     76.64      130.75     271.94
  International             29.15     89.21      151.74     314.02
  Aggressive Stock          23.78     73.04      124.70     259.62
FIXED INCOME SERIES:
  Money Market              23.28     71.53      122.16     254.45
  Intermediate Govt.
    Securities              24.58     75.45      128.74     267.85

------------

Notes:

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 6. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

Equitable Life commenced the offering of the Certificates on May 1, 1995. The following table shows the Accumulation Unit Values, as of May 1, 1995 and the last Business Day for the periods shown.


                                               LAST BUSINESS DAY OF
                                        --------------------------------
                           MAY 1, 1995    DECEMBER 1995   SEPTEMBER 1996
                         -------------  ---------------  ---------------
ASSET ALLOCATION SERIES:
 Conservative Investors    $ 14.647383     $ 16.549050      $ 16.558882
 Growth Investors            20.073331       23.593613        25.115630
EQUITY SERIES:
 Growth & Income             10.376155       11.989601        13.060119
 Common Stock               102.335691      124.519251       141.022624



 Global                      19.478146       22.293921        24.080727
 International               10.125278       11.033925        11.735219
 Aggressive Stock            44.025496       54.591448        64.680156
FIXED INCOME SERIES:
 Money Market                23.150932       23.830754        24.547344
 Intermediate Govt.
 Securities                  12.498213       13.424767        13.535782

                               PART 1: SUMMARY

The following Summary is qualified in its entirety by the terms of the Certificate when issued and the more detailed information appearing elsewhere in this prospectus (see "Prospectus Table of Contents").

WHAT IS THE ROLLOVER IRA?

The Rollover Individual Retirement Annuity (IRA) is designed to provide for retirement income through the investment of rollover contributions, direct transfers from other individual retirement arrangements and additional IRA contributions. The Rollover IRA features a combination of Investment Options, consisting of Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest. The Rollover IRA also makes available distribution methods under the Choice Income Plan which includes the IRA Assured Payment Option and IRA APO Plus (which can be applied for in the application or at a later date). Withdrawal options and fixed and variable income annuity options are also available.

The Rollover IRA and/or the IRA Assured Payment Option and IRA APO Plus may not be available in all states. These Certificates are not available in Puerto Rico.

INVESTMENT OPTIONS

The Rollover IRA offers the following Investment Options which permit you to create your own strategy for retirement savings. All available Investment Options may be selected under a Certificate.


INVESTMENT FUNDS

o     Asset Allocation Series: the Conservative Investors and Growth Investors
      Funds

o Equity Series: the Growth & Income, Common Stock, Global, International and Aggressive Stock Funds

o Fixed Income Series: the Money Market and Intermediate Government Securities Funds

GUARANTEE PERIODS


o Guarantee Periods (may not be available in all states) maturing in each of calendar years 1997 through 2007.


o Guarantee Periods maturing in 1997 through 2011 under the IRA Assured Payment Option and IRA APO Plus.

CONTRIBUTIONS

o To put a Certificate into effect, you must contribute at least $10,000 in the form of either a rollover contribution or a direct custodian-to-custodian transfer from one or more other individual retirement arrangements.

o Subsequent contributions may be made in an amount of at least $1,000. Subsequent contributions must not exceed $2,000 for any taxable year, except for additional rollover contributions or direct transfers, both of which are unlimited.

TRANSFERS

Under the Rollover IRA, you may make an unlimited number of transfers among the Investment Funds. However, there are restrictions for transfers to and from the Guaranteed Period Account and among the Guarantee Periods. Transfers from a Guarantee Period may result in a market value adjustment. Transfers among Investment Options are currently free of charge. Transfers among the Investment Options are not taxable.

FREE LOOK PERIOD

You have the right to examine the Rollover IRA Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You may cancel it by sending it to our Processing Office. Your refund will equal the Annuity Account Value, reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office.

SERVICES WE PROVIDE

O     REGULAR REPORTS

 o Statement of your Certificate values as of the last day of the calendar year;

 o      Three additional reports of your Certificate values each year;

 o      Annual and semi-annual statements of the Trust; and

 o      Written confirmation of financial transactions.




O     TOLL-FREE TELEPHONE SERVICES

 o Call 1-800-789-7771 for a recording of daily Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.


O     PROCESSING OFFICE


 o      FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    Post Office Box 13014
    Newark, NJ 07188-0014

 o      FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:

    Equitable Life
    c/o First Chicago National Processing Center
    300 Harmon Meadow Boulevard, 3rd Floor
    Attn: Box 13014
    Secaucus, NJ 07094

 o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    P.O. Box 1547
    Secaucus, NJ 07096-1547

 o FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY EXPRESS MAIL:

    Equitable Life
    Income Management Group
    200 Plaza Drive
    Secaucus, NJ 07096

DEATH BENEFITS


If you die before the Annuity Commencement Date, the Rollover IRA provides a death benefit. The beneficiary will be paid the greater of the Annuity Account Value in the Investment Funds and the guaranteed minimum death benefit (GMDB), plus any death benefit provided with respect to the Guaranteed Period Account.

There are two plans available under the Certificates for providing guaranteed benefits, Plan A and Plan B. Plan A provides both a GMDB and a guaranteed minimum income benefit (described below). Plan B provides a GMDB only.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The GMIB, available under the Combined GMDB/ GMIB Benefit (Plan A), may not currently be available in all states.

When you elect the IRA Assured Payment Option, the GMIB provides a minimum guaranteed lifetime income under such option with respect to amounts applied from the Investment Funds. Any amounts in the Guaranteed Period Account will be applied to increase the payments provided under the GMIB. A market value adjustment may apply.


SURRENDERING THE CERTIFICATES

You may surrender a Certificate and receive the Cash Value at any time before the Annuity Commencement Date while the Annuitant is living. Withdrawal charges and a market value adjustment may apply. A surrender may also be subject to income tax and tax penalty.

DISTRIBUTION METHODS

IRA ASSURED PAYMENT OPTION


The IRA Assured Payment Option (which requires a minimum amount applied of $10,000) provides guaranteed lifetime income. You may elect to receive payments on a monthly, quarterly or annual basis during a fixed period. Payments during the fixed period represent distributions of the Maturity Values of serially maturing Guarantee Periods on their Expiration Dates or, distributions from amounts in the Modal Payment Portion of the Guaranteed Period Account. During the fixed period you can take withdrawals from your Annuity Account Value. After the fixed period ends, payments are made out of the Life Contingent Annuity.


The Life Contingent Annuity does not have a Cash Value or an Annuity Account Value. There is no death benefit under the Life Contingent Annuity and income is paid only if you (or a joint Annuitant) are living at the date annuity benefits begin.

A $2.50 charge will be deducted from each payment made on a monthly or quarterly basis.

IRA APO PLUS


IRA APO Plus is a variation of the IRA Assured Payment Option. IRA APO Plus enables you to keep a portion of your Annuity Account Value in the Investment Funds while periodically converting such Annuity Account Value to increase the guaranteed lifetime income under the IRA Assured Payment Option. When you elect IRA APO Plus, a portion of your initial contribution or Annuity Account Value, as applicable, is allocated to the IRA Assured Payment Option to provide a minimum guaranteed lifetime income, and the remaining contribution or Annuity Account Value is allocated to the Investment Funds. Every three years during the fixed period, a portion of the remaining Annuity Account Value in the Investment Funds is applied to increase the guaranteed payments under the IRA Assured Payment Option.




WITHDRAWAL OPTIONS

o Lump Sum Withdrawals--Before the Annuity Commencement Date while the Certificate is in effect, you may take Lump Sum Withdrawals from your Certificate at any time. The minimum withdrawal amount is $1,000.


o Substantially Equal Payment Withdrawals--If you are below age 59 1/2, this withdrawal option is designed to allow you to withdraw funds annually and not have a 10% penalty tax apply. This is accomplished by distribution of substantially equal periodic payments over your life expectancy or over the joint life expectancies of you and your spouse. If you change or stop such distributions before the later of age 59 1/2 or five years from the date of the first distribution, the 10% penalty tax may apply on all prior distributions.


o Systematic Withdrawals--You may also withdraw funds under our Systematic Withdrawal option, where the minimum withdrawal amount is $250. These withdrawals are available if you are age 59 1/2 to 70 1/2.

o Minimum Distribution Withdrawals--You may also withdraw funds annually under our Minimum Distribution Withdrawals option, which is designed to meet the minimum distribution requirements set forth in the Code. The minimum withdrawal amount is $250.

Withdrawals may be subject to a withdrawal charge and withdrawals from Guarantee Periods prior to their Expiration Date will result in a market value adjustment. Withdrawals may be subject to income tax and tax penalty.

INCOME ANNUITY OPTIONS

The Certificates also provide income annuity options to which amounts may be applied at the Annuity Commencement Date. The income annuity options are offered on a fixed and variable basis.

TAXES

Generally, any earnings on contributions made to the Certificate will not be included in your taxable income until distributions are made from the Certificate. Distributions prior to your attaining age 59 1/2 may be subject to tax penalty.

DEDUCTIONS FROM ANNUITY
ACCOUNT VALUE

Distribution Fee


We deduct a sales load annually in an amount of 0.20% of each contribution received during the first Contract Year. This sales load is deducted on each of the first seven Processing Dates. The amount deducted is based on contributions that have not been withdrawn. The distribution fee will not be deducted while the IRA Assured Payment Option or IRA APO Plus is in effect.


Withdrawal Charge

A withdrawal charge will be imposed as a percentage of the initial and each subsequent contribution if (i) a Lump Sum Withdrawal or cumulative withdrawals during a Contract Year exceed the free corridor amount, or (ii) the Certificate is surrendered. The free corridor amount is 15% under the Rollover IRA and 10% under the IRA Assured Payment Option and IRA APO Plus. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                          CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
Percentage of
 Contribution    7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%     0.0%


The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For purposes of the table, for each contribution the Contract Year in which we receive that contribution is "Contract Year 1."

Withdrawal Processing Charge

We reserve the right to impose an administrative charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year.

Charges for Combined GMDB/GMIB Benefit (Plan A)

We deduct a charge annually on each Processing Date for providing the Combined GMDB/GMIB Benefit (Plan A). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.45% for a 6% to 80 Benefit and GMIB and 0.30% for a 6% to 70 Benefit and GMIB.

Charges for GMDB Only Benefit (Plan B)

We deduct a charge annually on each Processing Date for providing the GMDB Only Benefit (Plan B). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.20%.


Annual Contract Fee


The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution is $25,000 or more. This charge will not apply while the IRA Assured Payment Option or IRA APO Plus is in effect.


Charges for State Premium and Other
Applicable Taxes




Generally, we deduct a charge for premium and other applicable taxes from the Annuity Account Value on the Annuity Commencement Date. The current tax charge that might be imposed varies by state and ranges from 0 to 2.25%.

DEDUCTIONS FROM INVESTMENT FUNDS

Mortality and Expense Risk Charge

We charge each Investment Fund a daily asset based charge for mortality and expense risks equivalent to an annual rate of 0.90%.

Asset Based Administrative Charge

We charge each Investment Fund a daily asset based charge to cover a portion of the administrative expenses under the Certificate equivalent to an annual rate of 0.25%.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.

PART 2: EQUITABLE LIFE, THE SEPARATE ACCOUNT
AND THE INVESTMENT FUNDS

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our home office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA S.A. AXA beneficially owns 60.6% of the outstanding common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.


Equitable Life, the Holding Company and their subsidiaries managed approximately $217.6 billion of assets as of June 30, 1996.


SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Rollover IRA Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Rollover IRA Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law; (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof; (3) to transfer the assets we determine to be the share of the class of contracts to which the Certificate belongs from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

THE TRUST

The Trust is an open-end diversified management investment company, more commonly called a mu-tual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate. More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations appears in its prospectus which accompanies this prospectus or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER


The Trust is advised by Alliance Capital Management L.P. (Alliance), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life. On June 30, 1996, Alliance was managing over $168 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs more than 188 investment professionals, including 74 research analysts. Portfolio managers have an average investment experience of more than 14 years.


Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:

Portfolio                    Investment Policy                                     Objective

---------------------------  ----------------------------------------------------  -----------------------------

ASSET ALLOCATION SERIES:

Conservative Investors       Diversified mix of publicly-traded, fixed-income and  High total return without, in
                             equity securities; asset mix and security selection   the adviser's opinion, undue
                             are primarily based upon factors expected to reduce   risk to principal
                             risk. The Portfolio is generally expected to hold
                             approximately 70% of its assets in fixed income
                             securities and 30% in equity securities.

Growth Investors             Diversified mix of publicly-traded, fixed-income and  High total return consistent
                             equity securities; asset mix and security selection   with the adviser's
                             based upon factors expected to increase possibility   determination of reasonable
                             of high long-term return. The Portfolio is generally  risk expected to hold approximately 70% of its assets in
                             equity securities and 30% in fixed income
                             securities.

EQUITY SERIES:

Growth & Income              Primarily income producing common stocks and          High total return through a
                             securities convertible into common stocks.            combination of current income
                                                                                   and capital appreciation

Common Stock                 Primarily common stock and other equity-type          Long-term growth of capital
                             instruments.                                          and increasing income

Global                       Primarily equity securities of non-United States as   Long-term growth of capital
                             well as United States companies.

International                Primarily equity securities selected principally to   Long-term growth of capital
                             permit participation in non-United States companies
                             with prospects for growth.

Aggressive Stock             Primarily common stocks and other equity-type         Long-term growth of capital
                             securities issued by medium and other smaller sized
                             companies with strong growth potential.

FIXED INCOME SERIES:

Money Market                 Primarily high quality short-term money market        High level of current income
                             instruments.                                          while preserving assets and
                                                                                   maintaining liquidity

Intermediate Government      Primarily debt securities issued or guaranteed by     High current income
Securities                   the U.S. government, its agencies and                 consistent with relative
                             instrumentalities. Each investment will have a final  stability of principal maturity of not more than 10 years or a duration not
                             exceeding that of a 10-year Treasury note.

PART 3: INVESTMENT PERFORMANCE


This Part presents performance data for each of the Investment Funds calculated by two methods. The first method, used in calculating values for the two tables in "Performance Data for a Certificate," reflects all applicable fees and charges other than the charge for tax such as premium taxes. The second method, used in preparing rates of return for the three tables in "Rate of Return Data for Investment Funds," reflects all fees and charges other than the distribution fee, the withdrawal charge, the GMDB/ GMIB charge, the annual contract fee and the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.


The Separate Account commenced operations in May 1995 and no Certificates were issued prior to that date. The calculations of investment performance shown below are based on the actual investment results of the Portfolios of the Trust, from which certain fees and charges applicable under the Rollover IRA have been deducted. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Certificate.

See "Part 4: The Guaranteed Period Account" for information on the Guaranteed Period Account.

PERFORMANCE DATA FOR A CERTIFICATE

The standardized performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of the Certificate at the end of each period. These tables (which reflect the first calculation method described above) are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1995 by the $1,000 contribution made at the beginning of each period illustrated. The annual contract fee is computed based on an initial contribution of $10,000. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.


GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1995*



                                      LENGTH OF INVESTMENT PERIOD
                        -----------------------------------------------------
       INVESTMENT                   THREE      FIVE      TEN         SINCE
          FUND           ONE YEAR   YEARS     YEARS     YEARS     INCEPTION**
----------------------  --------  --------  --------  --------  -------------
ASSET ALLOCATION SERIES:
Conservative Investors    $1,117    $1,160    $1,448        --      $ 1,558
Growth Investors           1,176     1,285     1,994        --        2,243
EQUITY SERIES:
Growth & Income            1,154        --        --        --        1,122
Common Stock               1,236     1,484     2,082    $3,458       11,394
Global                     1,102     1,519     1,936        --        2,076
International                 --        --        --        --        1,030
Aggressive Stock           1,228     1,350     2,438        --        5,198

GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1995*
(CONTINUED)



                                            LENGTH OF INVESTMENT PERIOD
                               ----------------------------------------------------
          INVESTMENT              ONE     THREE      FIVE      TEN         SINCE
             FUND                YEAR     YEARS     YEARS     YEARS     INCEPTION**
-----------------------------  -------  --------  --------  --------  -------------
FIXED INCOME SERIES:
Money Market                    $  972    $1,020    $1,098    $1,479      $2,156
Intermediate Govt. Securities    1,047     1,083        --        --       1,265

    [FN]
------------


   * See footnotes below.

        AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                              DECEMBER 31, 1995*



                                            LENGTH OF INVESTMENT PERIOD
                               ---------------------------------------------------
          INVESTMENT                       THREE    FIVE      TEN         SINCE
             FUND               ONE YEAR   YEARS    YEARS    YEARS     INCEPTION**
-----------------------------  --------  -------  -------  --------  -------------
ASSET ALLOCATION SERIES:
Conservative Investors           11.72%     5.07%    7.69%      --         6.53%
Growth Investors                 17.62      8.73    14.80       --        12.23
EQUITY SERIES:
Growth & Income                  15.35        --       --       --         3.90
Common Stock                     23.63     14.07    15.80    13.21%       12.94
Global                           10.15     14.95    14.12       --         8.45
International                       --        --       --       --         3.04
Aggressive Stock                 22.83     10.51    19.51       --        17.92
FIXED INCOME SERIES:
Money Market                     (2.77)     0.66     1.89     3.99         5.25
Intermediate Govt. Securities     4.73      2.68       --       --         4.81

    [FN]
------------


* The tables reflect charges under a Certificate with the 0.45% GMDB/GMIB charge.

**The "Since Inception" dates are as follows: Conservative Investors (October
  2, 1989); Growth Investors (October 2, 1989); Growth & Income (October 1,
  1993); Common Stock (January 13, 1976); Global (August 27, 1987); International (April 3, 1995); Aggressive Stock (January 27, 1986); Money Market (July 13, 1981); and Intermediate Govt. Securities (April 1, 1991). The "Since Inception" numbers for the International Fund are unannualized.


RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

Performance data of the Money Market and Common Stock Funds for the periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Funds are based on the date of inception of the predecessor separate accounts. This performance data has been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of the Trust as well as an assumed charge of 0.06% for direct operating expenses.

Performance data for the remaining Investment Funds reflect (i) the investment results of the corre-sponding Portfolios of the Trust from the date of inception of those Portfolios and (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio.

The performance data for all periods has also been adjusted to reflect the Separate Account mortality and expense risk charge, and the asset based administrative charge equal to a total of 1.15% relating to the Certificates, as well as the Trust's expenses.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risk charge and the asset based administrative charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

Asset Allocation Series:
CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

Equity Series:
GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.

COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index.

GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.


INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index.


AGGRESSIVE STOCK: January 27, 1986; 50% Stan dard & Poor's Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

Fixed Income Series:
MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index.

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.


The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Rollover IRA performance relative to other variable annuity products.


ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:*


                                                                                        SINCE
                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            --------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS        19.02%      7.32%      8.89%       --          --          8.39%
 Lipper Income                21.25       9.65      11.99        --          --          9.79
 Benchmark                    24.11      10.41      11.73        --          --         10.55
GROWTH INVESTORS              24.92      10.87      15.77        --          --         14.70
 Lipper Flexible Portfolio    21.58       9.32      11.43        --          --          9.44
 Benchmark                    32.05      13.35      14.70        --          --         11.97
EQUITY SERIES:
GROWTH & INCOME               22.65         --         --        --          --          8.40
 Lipper Growth & Income       31.18         --         --        --          --         12.76
 Benchmark                    34.93         --         --        --          --         15.45

                                                                                          SINCE
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              --------  ---------  ---------  ----------  ----------  -----------
COMMON STOCK                    30.93%     16.05%     16.80%     13.84%      13.06%       13.47%
 Lipper Growth                  31.08      12.09      15.53      12.05       12.26        12.25
 Benchmark                      37.54      15.30      16.57      14.87       14.79        14.24
GLOBAL                          17.45      16.86      15.16         --          --        10.09
 Lipper Global                  13.87      13.45       9.10         --          --         2.52
 Benchmark                      20.72      15.83      11.74         --          --         6.75
INTERNATIONAL                      --         --         --         --          --        10.34**
 Lipper International              --         --         --         --          --        12.21**
 Benchmark                         --         --         --         --          --         9.17**
AGGRESSIVE STOCK                30.13      12.61      20.35         --          --        18.59
 Lipper Small Company Growth    28.19      15.26      25.72         --          --        16.06
 Benchmark                      29.69      13.67      20.16         --          --        13.58
FIXED INCOME SERIES:
MONEY MARKET                     4.53       3.04       3.29       4.81          --         6.19
 Lipper Money Market             4.35       2.88       3.10       4.71          --         6.27
 Benchmark                       5.74       4.34       4.47       5.77          --         7.09
INTERMEDIATE GOVERNMENT
SECURITIES                      12.03       4.99         --         --          --         6.43
  Lipper Gen. U.S. Government   15.47       6.27         --         --          --         7.87
  Benchmark                     14.41       6.74         --         --          --         8.17


------------

   *  See footnotes on next page.

   ** Unannualized.

CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:*

                                                                                        SINCE
                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            --------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS        19.02%     23.60%     53.06%         --          --        65.42%
 Lipper Income                21.25      31.95      76.42          --          --        79.42
 Benchmark                    24.11      34.58      74.09          --          --        87.24
GROWTH INVESTORS              24.92      36.28     108.00          --          --       135.55
 Lipper Flexible Portfolio    21.58      30.92      72.73          --          --        76.92
 Benchmark                    32.05      45.64      98.56          --          --       102.72
EQUITY SERIES:
GROWTH & INCOME               22.65         --         --          --          --        19.89
 Lipper Growth & Income       31.18         --         --          --          --        31.42
 Benchmark                    34.93         --         --          --          --        38.14
COMMON STOCK                  30.93      56.29     117.35      265.55%     530.07%    1,146.22
 Lipper Growth                31.08      41.29     107.30      215.49      483.45       920.87
 Benchmark                    37.54      53.30     115.25      300.11      692.18     1,327.94
GLOBAL                        17.45      59.57     102.53          --          --       123.08
 Lipper Global                13.87      46.36      55.44          --          --        23.09
 Benchmark                    20.72      55.39      74.20          --          --        72.38
INTERNATIONAL                    --         --         --          --          --      10.34**
 Lipper International            --         --         --          --          --      12.21**
 Benchmark                       --         --         --          --          --       9.17**
AGGRESSIVE STOCK              30.13      42.79     152.49          --          --       443.46
  Lipper Small Company
    Growth                    28.19      55.24     268.67          --          --       337.96
  Benchmark                   29.69      46.89     150.49          --          --       254.09

------------

   *  See footnotes on next page.

   ** Unannualized.

                                                                                        SINCE
                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            --------  ---------  ---------  ----------  ----------  -----------
FIXED INCOME SERIES:
MONEY MARKET                   4.53%      9.40%     17.55%     59.97%        --        138.38%
 Lipper Money Market           4.35       8.87      16.48      58.55         --        140.42
 Benchmark                     5.74      13.58      24.45      75.23         --        170.07
INTERMEDIATE GOVERNMENT
SECURITIES                    12.03      15.72         --         --         --         34.43
  Lipper Gen. U.S.
    Government                15.47      20.05         --         --         --         43.43
  Benchmark                   14.41      21.60         --         --         --         45.17

YEAR-BY-YEAR RATES OF RETURN*

                         1983      1984       1985      1986      1987       1988
ASSET ALLOCATION
 SERIES:
CONSERVATIVE
 INVESTORS                 --         --        --        --         --        --
GROWTH INVESTORS           --         --        --        --         --        --
EQUITY SERIES:
GROWTH & INCOME            --         --        --        --         --        --
COMMON STOCK***         24.67%     (3.09)%   31.91%    16.02%      6.21%    21.03%
GLOBAL                     --         --        --        --     (13.62)     9.61
INTERNATIONAL              --         --        --        --         --        --
AGGRESSIVE STOCK           --         --        --     33.83       6.06     (0.03)
FIXED INCOME SERIES:
MONEY MARKET***          7.70       9.59      6.91      5.39       5.41      6.09
INTERMEDIATE
 GOVERNMENT
 SECURITIES                --         --        --        --         --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        1989      1990      1991      1992      1993      1994       1995
ASSET ALLOCATION
 SERIES:
CONSERVATIVE
 INVESTORS               2.79%    5.14%    18.51%     4.50%     9.54%     (5.20)%   19.02%
GROWTH INVESTORS         3.53     9.39     47.19      3.69     13.95      (4.27)    24.92
EQUITY SERIES:
GROWTH & INCOME            --       --        --        --     (0.55)     (1.72)    22.65
COMMON STOCK***         24.16    (9.17)    36.30      2.03     23.39      (3.26)    30.93
GLOBAL                  25.29    (7.15)    29.06     (1.65)    30.60       4.02     17.45
INTERNATIONAL              --       --        --        --        --         --     10.34
AGGRESSIVE STOCK        41.86     6.92     84.73     (4.28)    15.41      (4.92)    30.13
FIXED INCOME SERIES:
MONEY MARKET***          7.93     6.99      4.97      2.37      1.78       2.82      4.53
INTERMEDIATE
 GOVERNMENT
 SECURITIES                --       --     11.30      4.38      9.27      (5.47)    12.03

------------

   * Returns do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge, the annual contract fee and any charges for state premium and other applicable taxes.


   ** Unannualized.

   ***Prior to 1982 the Year-by-Year Rates of Return were:


                                    1976   1977    1978    1979   1980    1981    1982
                                  ------  ------  ------ ------  ------  ------ ------
  COMMON STOCK                     8.20% (10.28)%  6.99%  28.35% 48.39% (6.94)%  16.22%
  MONEY MARKET                       -       -       -      -       -     5.71   11.72


COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Fund Inception Dates and Comparative Benchmarks" in this Part 3, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los
                               19

Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

MONEY MARKET FUND AND INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD
INFORMATION

The current yield and effective yield of the Money Market Fund and Intermediate Government Securities Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Money Market Fund


Current yield for the Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the distribution fee, withdrawal charge, GMDB/GMIB charge and any charge for tax such as premium tax. See "Part 5: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.


Intermediate Government Securities Fund

Current yield for the Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be higher than the "current yield" because any earnings are compounded monthly.


Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the distribution fee, withdrawal charge, GMDB/GMIB charge and any charge for tax such as premium tax. See "Part 5: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.

PART 4: THE GUARANTEED PERIOD ACCOUNT

GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We may establish different Guaranteed Rates under different classes of Certificates. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account with respect to the Guarantee Periods on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date.

Guarantee Periods and Expiration Dates


We currently offer Guarantee Periods ending on February 15th for each of the maturity years 1997 through 2007.

Not all of these Guarantee Periods will be available for ages 76 and above. See "Allocation of Contributions" in Part 5. Also, the Guarantee Periods may not be available for investment in all states. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available at any time.

Under the IRA Assured Payment Option and IRA APO Plus, in addition to the Guarantee Periods above, Guarantee Periods ending on February 15th for each of the maturity years 2008 through 2011 are also available.


We will not accept allocations to a Guarantee Period if, on the Transaction
Date:

o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.

o  The Guaranteed Rate is 3%.

o The Guarantee Period has an Expiration Date beyond the February 15th immediately following the Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.


Guaranteed Rates for new allocations as of October 1, 1996 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:



    GUARANTEE
  PERIODS WITH      GUARANTEED
 EXPIRATION DATE    RATE AS OF   PRICE PER $100
FEBRUARY 15TH OF    OCTOBER 1,    OF MATURITY
  MATURITY YEAR        1996          VALUE
----------------  ------------  --------------
       1997            4.21%         $98.46
       1998            4.80           93.76
       1999            5.10           88.86
       2000            5.29           84.03
       2001            5.41           79.40
       2002            5.52           74.90
       2003            5.65           70.43
       2004            5.66           66.62
       2005            5.80           62.34
       2006            5.92           58.30
       2007            6.03           54.45






Available under the IRA Assured Payment Option and IRA APO Plus


 2008     5.95%    $51.80
 2009     5.95      48.88
 2010     5.95      46.14
 2011     5.95      43.55

Allocation Among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.


For example, if you wish to have $100 mature on February 15th of each of years 1997 through 2001, then according to the above table the lump sum contribution you would have to make as of October 1, 1996 would be $444.51 (i.e., the sum of the price per $100 of Maturity Value for each maturity year from 1997 through 2001).


The above table is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted or withdrawals or transfers from Guarantee Periods. Actual calculations will also be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

Under the Rollover IRA, we will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 5:

  (a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

  (b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR TRANSFERS, WITHDRAWALS OR SURRENDER PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrender and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

  (a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

  (b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

  (c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

  (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)    We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.






The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in (1)(c) above.

MODAL PAYMENT PORTION

Under the IRA Assured Payment Option and IRA APO Plus, a portion of your contributions or Annuity Account Value is allocated to the Modal Payment Portion of the Guaranteed Period Account for payments to be made prior to the Expiration Date of the earliest Guarantee Period we then offer. Such amount will accumulate interest beginning on the Transaction Date at an interest rate we set. Interest will be credited daily. Such rate will not be less than 3%.

Upon the expiration of a Guarantee Period, the Guaranteed Period Amount will be held in the Modal Payment Portion of the Guaranteed Period Account. Amounts from an expired Guarantee Period held in the Modal Payment Portion of the Guaranteed Period Account will be credited with interest at a rate equal to the Guaranteed Rate applicable to the expired Guarantee Period, beginning on the Expiration Date of such Guarantee Period.

There is no market value adjustment with respect to amounts held in the Modal Payment Portion of the Guaranteed Period Account.

DEATH BENEFIT AMOUNT

The death benefit provided with respect to the Guaranteed Period Account is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period, plus any amounts in the Modal Payment Portion of the Guaranteed Period Account. See "Annuity Account Value" in Part 5.

INVESTMENTS

Amounts allocated to Guarantee Periods or the Modal Payment Portion of the Guaranteed Period Account will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. This separate account provides an additional measure of assurance that full payment of amounts due under the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct.

Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Certificate Owners do not participate in the performance of the assets held in this separate account. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account

Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations. Amounts applied under the Life Contingent Annuity become part of the general account. See "IRA Assured Payment Option," "Life Contingent Annuity," in Part 6.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account nor the Life Contingent Annuity is subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in the prospectus for your information that relates to the general account (other than market value adjustment interests) and the Life Contingent Annuity. The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

PART 5: PROVISIONS OF THE CERTIFICATES AND SERVICES
                    WE PROVIDE


THE PROVISIONS DISCUSSED IN THIS PART 5 APPLY WHEN YOUR CERTIFICATE IS OPERATING PRIMARILY TO ACCUMULATE ANNUITY ACCOUNT VALUE. DIFFERENT RULES MAY APPLY WHEN YOU ELECT THE IRA ASSURED PAYMENT OPTION OR IRA APO PLUS IN THE APPLICATION OR AS LATER ELECTED AS A DISTRIBUTION OPTION UNDER YOUR ROLLOVER IRA AS DISCUSSED IN PART 6. THE PROVISIONS OF YOUR CERTIFICATE MAY BE RESTRICTED BY APPLICABLE LAWS OR REGULATIONS.


AVAILABILITY OF THE CERTIFICATES

The Rollover IRA Certificates are available for issue ages 20 through 78. These Certificates may not be available in all states. These Certificates are not available in Puerto Rico.

CONTRIBUTIONS UNDER THE CERTIFICATES

Your initial contribution must be at least $10,000. We will only accept initial contributions which are either rollover contributions under Sections 402(c), 403(a)(4), 403(b)(8), or 408(d)(3) of the Code, or direct custodian-to-custodian transfers from other individual retirement arrangements. See "Part 9: Tax Aspects of the Certificates."

You may make subsequent contributions in an amount of at least $1,000. Subsequent contributions may be "regular" IRA contributions (limited to a maximum of $2,000 a year), rollover contributions as described above, or direct transfers as described above. Rollover contributions and direct transfers are not subject to the $2,000 annual limit.


We may refuse to accept any contribution if the sum of all contributions under all INCOME MANAGER accumulation Certificates that you own would then total more than $1,000,000. We reserve the right to limit aggregate contributions made after the first Contract Year to 150% of first year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable annuity accumulation certificates/contracts you own would then total more than $2,500,000.

"Regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer contributions may be made until you attain age 84. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made. See "Part 9: Tax Aspects of the Certificates." For the consequences of making a "regular" IRA contribution to your Certificate, also see Part 9.


Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT

Except as indicated below, all contributions must be made by check. All contributions made by check must be drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. All contributions should be sent to Equitable Life at our Processing Office address designated for contributions.

Wire Transmittals

We will accept, by agreement with broker-dealers who use wire transmittals, transmittal of initial contributions by wire order from the broker-dealer to the Processing Office. Such transmittals must be accompanied by essential information we require to allocate the contribution.

Contributions accepted by wire order will be invested at the value next determined following receipt for contributions allocated to the Investment Funds. Contributions allocated to the Guaranteed Period Account will receive the Guaranteed Rate(s) in effect for the applicable Guarantee Period(s) on the date contributions are received. Wire orders not accompanied by complete information, may be retained for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the broker-dealer, on behalf of the applicant, of the reasons for the delay and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

Notwithstanding the acceptance by us of the wire order and the essential information, however, a Certificate will not be issued until the receipt and acceptance of a properly completed application. During the time from receipt of the initial contribution until a signed application is received from the Certificate Owner, no other financial transactions may be requested.

If an application is not received within ten days of receipt of the initial contribution via wire order, or if an incomplete application is received and cannot be completed within ten days of receipt of the initial contribution, the amount of the initial contribution will be returned to the applicant with immediate notification to the broker-dealer. In no event will less than the full amount of the initial contribution be returned to the applicant.

After your Certificate has been issued, subsequent contributions may be transmitted by wire.

ALLOCATION OF CONTRIBUTIONS

You have two options from which to choose for allocation of your contributions: Self-Directed Allocation and Principal Assurance.

Self-Directed Allocation

You design your own investment program by allocating your contributions among the Investment Options in any way you choose. Your contributions may be allocated to one or up to all of the available Investment Options at any time. We allocate contributions among the Investment Options according to your allocation percentages. Allocations must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested. Allocation of the initial contribution is subject to the provisions for the free look period. See "Free Look Period" below. Allocation of any contribution to the Guaranteed Period Account is subject to the following restrictions:


  o No more than 60% of any contribution may be allocated to the Guaranteed Period Account.

  o At ages 76 and above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.


Principal Assurance


This option (available at issue ages 20 through 75) is designed to assure that your Maturity Value in a specified Guarantee Period equals your initial contribution while at the same time allowing you to invest in the Investment Funds. The maturity year you select for such specified Guarantee Period generally may not be later than 10 years nor earlier than seven years. Before you select a year that would extend beyond the year in which you will attain age 70 1/2 you should consider your ability to take minimum distributions from other IRA funds that you may have or from the Investment Funds to the extent possible. See "Required Minimum Distributions" in Part 9.



In order to accomplish this strategy, we will allocate a portion (equal to the present value) of your initial contribution to a Guarantee Period based on the year you select. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 4. You may allocate the balance of your contribution to the Investment Funds in any way you choose. Such allocations to the Investment Funds must be in whole percentages. Allocation of the portion of your initial contribution to the Investment Funds is subject to the provisions for the free look period. See "Free Look Period" below.


Principal Assurance may only be elected at issue of your Certificate and assumes no withdrawals or transfers of the amount allocated to the specified Guarantee Period.

Subsequent contributions must be allocated under "Self-Directed Allocation" described above.

Allocations to the Investment Funds

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed on the Transaction Date.

Allocations to the Guaranteed Period Account

Contributions allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

FREE LOOK PERIOD

You have the right to examine the Rollover IRA Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days.




Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states or Federal income tax regulations may require that we calculate the refund differently. In those states that require that we calculate the refund differently, we may require that any portion of your initial contribution that you request to have allocated to the Investment Funds, be allocated to the Money Market Fund until the end of the free look period.

If the IRA Assured Payment Option or IRA APO Plus is elected in the application for the Certificate, your refund will include any amount applied under the Life Contingent Annuity. See "IRA Assured Payment Option," "Life Contingent Annuity" in Part 6.

We follow these same procedures if you change your mind before a Certificate has been issued, but after a contribution has been made. See "Part 9: Tax Aspects of the Certificates" for possible consequences of canceling your Certificate during the free look period.

If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.

ANNUITY ACCOUNT VALUE

The Annuity Account Value is the sum of the Annuity Account Values in the Investment Funds and the Guaranteed Period Account.

Annuity Account Value in Investment Funds

The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the correspond-ing Portfolios of the Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.

Annuity Account Value in Guaranteed Period
Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. While the IRA Assured Payment Option or IRA APO Plus is in effect, the Annuity Account Value will include any amount in the Modal Payment Portion of the Guaranteed Period Account. However, amounts held in the Modal Payment Portion of the Guaranteed Period Account are not subject to a market value adjustment. See "Part 4: The Guaranteed Period Account."

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following restrictions.

  o Transfers are permitted to or from a Guarantee Period once per quarter during each Contract Year. Such transfers may be made at any time during each quarter.

  o Transfers out of a Guarantee Period other than at the Expiration Date will result in a market value adjustment. See "Part 4: The Guaranteed Period Account."


  o Transfers to Guarantee Periods are subject to the restrictions set forth under "Guarantee Periods and Expiration Dates" in Part 4 and are limited based on your age. See "Allocation of Contributions" above.


Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

If you have at least $10,000 of Annuity Account Value in the Money Market Fund, you may choose to have a specified dollar amount transferred from the Money Market Fund to other Investment Funds on a monthly basis. The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Investment Funds each month, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

The dollar cost averaging option may be elected at the time you apply for the Certificate or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Money Market Fund at the time the option is elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. If, on any transfer date, the Annuity Account Value in the Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

DEATH BENEFIT

Generally, upon receipt of proof satisfactory to us of your death prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit is equal to the sum of:


 (1) the Annuity Account Value in the Investment Funds, or, if greater, the GMDB defined below; and


 (2) the death benefit provided with respect to the Guaranteed Period Account. See "Part 4: The Guaranteed Period Account."


There are two plans available under the Certificates for providing guaranteed benefits, Plan A and Plan B. Plan A (available for Annuitant issue ages 20 through 75) provides a combined GMDB/GMIB Benefit. Plan B provides a GMDB Only Benefit, and has a lower charge. The GMDB and the GMIB are discussed below.

For Annuitant issue ages 20 through 75, you must select the Combined GMDB/GMIB Benefit (Plan A) or the GMDB Only Benefit (Plan B) in the application. Once selected, the plan may not be changed. For Annuitant issue ages 76 through 78, for Certificates issued in New York and in states where the GMIB is not currently available, the GMDB Only Benefit (Plan B) will apply.

For the specific charges, see "Part 7: Deductions and Charges."

GMDB


Applicable to Certificates issued in all states except
 New York


The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such



Funds. In addition, interest (see below) is credited to and becomes part of the GMDB on each Processing Date.

  o 6% to 80 Benefit--interest will be credited at the effective annual GMDB interest rate of 6% (3% for amounts in the Fixed Income Series) through age 80, and 0% thereafter. Contributions, transfers and withdrawals during the Contract Year will be taken into account.

Applicable to Certificates issued in New York for Annuitant issue ages 20 through 78

The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds, not to exceed a cap as described below. The cap does not apply on the seventh Processing Date. The cap is equal to (a) the portion of the initial contribution allocated to the Investment Funds, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds, plus (d) interest (see below) that is credited on each Processing Date, plus (e) any amount by which the GMDB is increased because the cap did not apply on the seventh Processing Date.

  o 6% to 80 Cap--interest will be credited at the effective annual GMDB interest rate of 6% (3% for amounts in the Fixed Income Series) through age 80, and 0% thereafter.


See Appendix II for an example of the calculation of the GMDB.

How Withdrawals and Transfers Affect the GMDB


Withdrawals and transfers out of the Investment Funds will generally cause a reduction in the GMDB on a dollar-for-dollar basis. However, if on any Transaction Date, (i) the GMDB exceeds the Annuity Account Value and (ii) the sum of withdrawals and transfers out of the Investment Funds is greater than 6% of the beginning of the year GMDB, the current GMDB will be reduced on a pro rata basis on the Transaction Date. The amount of the reduction will be determined by dividing the amount of the withdrawal by the Annuity Account Value on the Transaction Date and multiplying this percentage by the current GMDB.

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your GMDB.

For example, assuming a beginning of year GMDB of $100,000 and a withdrawal of $5,000, which represents 5% of the beginning of year GMDB ($5,000/$100,000), such withdrawal would cause the current GMDB to be reduced by $5,000. If a withdrawal in the amount of $10,000, which represents 10% of the beginning of year GMDB ($10,000/ $100,000) were to be made, assuming a current Annuity Account Value of $50,000 the current GMDB would be reduced by 20% ($10,000/$50,000), or $20,000 ($100,000 x .20).

How Payment is Made


We will pay the death benefit to the beneficiary in the form of the income annuity option you have chosen under your Certificate. If no income annuity option has been chosen at the time of your death, the beneficiary will receive the death benefit in a lump sum. However, subject to Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit amount to one or more income annuity options offered by Equitable Life. See "Income Annuity Options" in Part 6.

If you elect to have your spouse be both the sole primary beneficiary and the successor Annuitant/ Certificate Owner, then no death benefit is payable until your surviving spouse's death.







On the Processing Date following your death, if the successor Annuitant/Certificate Owner election was elected at issue of the Certificate and is in effect at your death, the GMDB will be reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. The GMDB interest rate will subsequently be credited based on the age (as of the Processing Date) of the successor Annuitant/Certificate Owner. For such Certificates, if the Combined GMDB/GMIB Benefit (Plan A) was elected, the GMIB (discussed below) will continue to be available on Contract Date anniversaries seven and later based on the Contract Date, provided the GMIB is exercised as specified under GMIB below, based on the age of the successor Annuitant/ Certificate Owner.

GMIB

The GMIB, available under the Combined GMDB/ GMIB Benefit (Plan A), may not currently be available in your state. When it becomes available it will be added to your Certificate if you then elect the Combined GMDB/GMIB Benefit (Plan A). State availability information may be obtained from your registered representative.

When you elect the IRA Assured Payment Option (discussed in Part 6), the GMIB provides a minimum amount of guaranteed lifetime income under such option. On the Transaction Date the amount of the periodic lifetime income to be provided will be based on the greater of (i) the Annuity Account Value in the Investment Funds and (ii) an amount equal to the GMDB described above, reduced by any remaining withdrawal charges; each divided by "guaranteed maximum annuity purchase rates" under the Certificate. The guaranteed maximum annuity purchase rates are based on (i) interest at 2.5% if the GMIB is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3.0% if exercised within 30 days following the 10th or later Contract Date anniversary and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The mortality table used in determining such annuity purchase rates assumes that mortality will improve in the future and is more conservative than the basis underlying current annuity purchase rates. Your Annuity Account Value in the Investment Funds will depend on the performance of such Funds. The amount equal to the GMDB (as discussed above) does not have an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.

If you have any Annuity Account Value in the Guaranteed Period Account as of the Transaction Date that you exercise the GMIB, such Annuity Account Value will also be applied (at current annuity purchase rates) toward providing payments under the IRA Assured Payment Option. Such Annuity Account Value will increase the payments provided by the GMIB.

When you exercise the GMIB, we automatically determine whether the application of your Annuity Account Value in the Investment Funds at current purchase rates under the IRA Assured Payment Option (with a fixed period as specified below) would produce higher lifetime income, and if so, the higher income will be provided.

In addition, you can elect any of our income annuity options. See "Income Annuity Options" in Part 6.

The GMIB applies only if your election of the IRA Assured Payment Option meets the following conditions:

  o The IRA Assured Payment Option is elected within 30 days following the 7th or later Contract Date anniversary; provided it is not elected earlier than your age 60, nor later than age 83.

  o The fixed period you select is as indicated below, based on your age at the time of election and the type of payments selected:



                LEVEL PAYMENTS
--------------------------------------------
          AGE                FIXED PERIOD
----------------------  --------------------
     60 through 75             10 years
     76 through 78         85 less your age
     79 through 83             7 years

             INCREASING PAYMENTS
          AGE                FIXED PERIOD
----------------------  --------------------
     60 through 70             15 years
     71 through 75             12 years
     76 through 80             9 years
     81 through 83             6 years



  o Payments start one payment mode after the IRA Assured Payment Option goes into effect.

Each year on your Contract Date anniversary, if you are eligible to exercise the GMIB, we will send you a notice of how much income could be provided under such option on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise the GMIB by submitting the proper form. The income to be provided under the IRA Assured Payment Option will be determined on the Transaction Date that we receive your request and, therefore, may differ from the notice. It will be based on the GMIB as of such Transaction Date.

The GMDB, which relates to the Investment Funds, will no longer be in effect if you elect the IRA Assured Payment Option. If you subsequently terminate the IRA Assured Payment Option and have your Certificate operate under the Rollover IRA rules, then the GMDB will go back into effect based on your Annuity Account Value in the Investment Funds as of the Transaction Date that the Rollover IRA goes into effect.

See Appendix III for examples on the GMIB.

Alternate Combined GMDB/GMIB Benefit (Plan A) Available for issue ages 20 through 65

In addition to a Combined GMDB/GMIB benefit where GMDB interest is credited through age 80 (6% to 80 Benefit), there is a lower cost benefit where GMDB interest is credited through age 70 (6% to 70 Benefit). If you wish to elect this alternate benefit, you must do so in the application; otherwise the 6% to 80 Benefit will apply. Once elected, the benefit may not be changed. This alternate benefit is not available for election if you elect IRA APO Plus (discussed in Part 6) in the application.

CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 4: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to: (1) the Annuity Account Value; (2) less any withdrawal charge; and (3) less any annual contract fee incurred but not yet deducted. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 7: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO
RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while you are living and before the Annuity Commencement Date.

For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date.

You may receive the Cash Value in a single sum payment or apply it under one or more of the income annuity options. See "Income Annuity Options" in Part
6. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments are Made" below.

For the tax consequences of surrenders, see "Part 9: Tax Aspects of the Certificates."

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ASSIGNMENT

The Certificates are not assignable or transferrable except through surrender to us. They may not be borrowed against or used as collateral for a loan or other obligation.

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 787 Seventh Avenue, New York, New York 10019. For 1995, EDI was paid a fee of $126,914 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents, as well as by unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation (including for EDI and its affiliates) will not exceed six percent of total contributions made under a Certificate. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commissions related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

PART 6: DISTRIBUTION METHODS UNDER THE CERTIFICATES


THE PROVISIONS DISCUSSED IN THIS PART 6 APPLY WHEN YOU ELECT THE IRA ASSURED PAYMENT OPTION OR IRA APO PLUS IN THE APPLICATION OR AS A DISTRIBUTION OPTION AT A LATER DATE, AS WELL AS TO OTHER DISTRIBUTION METHODS UNDER YOUR CERTIFICATE.

The Rollover IRA Certificates offer several distribution methods specifically designed to provide retirement income. The Choice Income Plan which includes the IRA Assured Payment Option and IRA APO Plus, may be elected in the application or as a distribution option at a later date. In addition, the Certificates provide for Lump Sum Withdrawals, Substantially Equal Payment Withdrawals, Systematic Withdrawals and Minimum Distribution Withdrawals. Fixed and variable income annuity options are also available for amounts to be applied at the Annuity Commencement Date. The IRA Assured Payment Option and IRA APO Plus may not be available in all states.


The Certificates are subject to the Code's minimum distribution requirements. Generally, distributions from these Certificates must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Subsequent distributions must be made by December 31st of each calendar year. If you do not commence minimum distributions in the calendar year in which you attain age 70 1/2, and wait until the three month period (January 1 to April 1) in the next calendar year to commence minimum distributions, then you must take two required minimum distributions in that calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 9: Tax Aspects of the Certificates" for a discussion of various special rules concerning the minimum distribution requirements.

For IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not annuitized before that time).

IRA ASSURED PAYMENT OPTION

The IRA Assured Payment Option is designed to provide you with guaranteed payments for your life (SINGLE LIFE) or for the lifetime of you and a joint Annuitant you designate (JOINT AND SURVIVOR) through a series of distributions from the Annuity Account Value that are followed by Life Contingent Annuity payments. Payments you receive during the fixed period are designed to pay out the entire Annuity Account Value by the end of the fixed period and to meet or exceed minimum distribution requirements, if applicable. See "Minimum Distribution Withdrawals" below. The fixed period ends with the distribution of the Maturity Value of the last Guarantee Period, or distribution of the final amount in the Modal Payment Portion of the Guaranteed Period Account. The fixed period may also be referred to as the "liquidity period" as during this period, you have access to the Cash Value through Lump Sum Withdrawals or surrender of the Certificate, with lifetime income continuing in reduced amounts.

After the fixed period, the payments are made under the Life Contingent Annuity described below.


You may elect the IRA Assured Payment Option at any time if your initial contribution or Annuity Account Value is at least $10,000 at the time of election, by submitting a written request satisfactory to us. The IRA Assured Payment Option may be elected at ages 59 1/2 through 83. If you are over age 70 1/2, the availability of this option may be restricted under certain limited circumstances. See "Tax Considerations for the IRA Assured Payment Option and IRA APO Plus" in Part 9. The IRA Assured Payment Option with level payments (described below) may be elected at ages as young as 45. However, there are tax considerations that should be taken into account before electing level payments under the IRA Assured Payment Option if you are under age 59 1/2. See "Penalty Tax on Early Distributions" in Part 9. The IRA Assured Payment Option with increasing payments (described below) may be elected at ages as young 53 1/2 provided payments do not start before you attain age 59 1/2.


Once the IRA Assured Payment Option is elected, all amounts currently held under your Rollover IRA must be allocated to the Guarantee Periods, the Modal Payment Portion of the Guaranteed Period Account, if applicable, and the Life Contingent Annuity. See "Allocation of Contributions or Annuity Account Value" below. Subsequent contributions may be made according to the rules set forth below and in "Tax-Free Transfers and Rollovers" in Part 9.






Subsequent Contributions under the IRA Assured
Payment Option


Subsequent "regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. Subsequent rollover and direct transfer contributions may be made at any time until the earlier of
(i) when you attain age 84 and (ii) when the Certificate is within seven years of the end of the fixed period while the IRA Assured Payment Option is in effect. However, any amount contributed after you attain age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Payments

You may elect to receive monthly, quarterly or annual payments. However, all payments are made on the 15th of the month. Payments to be made on an Expiration Date during the fixed period represent distributions of the Maturity Values of serially maturing Guarantee Periods on their Expiration Dates. Payments to be made monthly, quarterly or annually on dates other than an Expiration Date represent distributions from amounts in the Modal Payment Portion of the Guaranteed Period Account. See "Part 4: The Guaranteed Period Account."

A $2.50 charge will be deducted from each payment made on a monthly or quarterly basis under the IRA Assured Payment Option.


You have a choice of receiving level payments during the fixed period and then under the Life Contingent Annuity. Or, you may elect to receive payments that increase. During the fixed period, payments are designed to increase by 10% every three years on each third anniversary of the payment start date. After the end of the fixed period, your first payment under the Life Contingent Annuity will be 10% greater than the final payment made under the fixed period. Thereafter, payments will increase annually on each anniversary of the payment start date under the Life Contingent Annuity based on the annual increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.

Payments will generally start one payment mode from the date the IRA Assured Payment Option goes into effect. Or you may choose to defer the date payments will start generally for a period of up to 60 months. Deferral of the payment start date permits you to lock in rates at a time when you may consider current rates to be high, while permitting you to delay receiving payments if you have no immediate need to receive income under your Certificate. In making this decision, you should consider that the amount of income you purchase is based on the rates applicable on the Transaction Date, so if rates rise during the interim, your payments may be less than they would have been if you had elected the IRA Assured Payment Option at a later date. Deferral of the payment start date is not available above age 80. Before you elect to defer the date your payments will start, you should consider the consequences of this decision on the requirement under the Code that you take minimum distributions each calendar year with respect to the value of your IRA. See "Required Minimum Distributions" in Part 9. The ability to defer the payment start date may not be available in all states. Also, if amounts are applied to the IRA Assured Payment Option as a result of the GMIB (discussed in Part 5), deferral of the payment start date is not permitted.


Required minimum distributions will be calculated based on the Annuity Account Value in each Guarantee Period and the deemed value of the Life Contingent Annuity for tax purposes. If at any time your payment under the IRA Assured Payment Option would be less than the minimum amount required to be distributed under minimum distribution rules, we will notify you of the difference. You will have the option to have an additional amount withdrawn under your Certificate and such withdrawal will be treated as a Lump Sum Withdrawal; however, no withdrawal charge will apply. An adjustment will be made to future scheduled payments. Or, you may take the amount from other IRA funds you may have. See "Lump Sum Withdrawals" below and "Required Minimum Distributions" in Part 9.

See Appendix IV for an example of payments purchased under an IRA Assured Payment Option.

Fixed Period


If you elect level payments, you may select a fixed period of not less than seven years nor more than 15 years. The maximum fixed period available based on your age at issue of the Certificate (or age at the time of election if the IRA Assured Payment Option is elected after issue) is as follows:



                       MAXIMUM FIXED
       AGE*               PERIOD
-----------------  -------------------
45 through 70            15 years
71 through 78        85 less your age
79 through 83             7 years


The minimum and maximum fixed period will be reduced by each year you defer the date payments will start.


If you elect increasing payments, you do not have a choice as to the fixed period. Based on your age at issue of the Certificate (or age at the time of election if the IRA Assured Payment Option is elected after issue), your fixed period will be as follows:



       AGE*           FIXED PERIOD
-----------------  ----------------
59 1/2 through 70       15 years
  71 through 75         12 years
  76 through 80         9 years
  81 through 83         6 years


If you elect increasing payments and defer the date payments will start, your fixed period will be as follows:


                       FIXED PERIOD BASED ON
                          DEFERRAL PERIOD
                   ---------------------------
       AGE*          1-36 MONTHS   37-60 MONTHS
-----------------  -------------  ------------
53 1/2 through 70     12 years       9 years
  71 through 75       9 years        9 years
  76 through 80       6 years        6 years
  81 through 83         N/A            N/A


* For joint and survivor, the fixed period is based on the age of the younger Annuitant.

If amounts are applied to the IRA Assured Payment Option as a result of the GMIB, the fixed periods will be as discussed under "GMIB" in Part 5.


Allocation of Contributions or Annuity Account Value


If the IRA Assured Payment Option is elected in the application, then based on the amount of your initial contribution, your age and sex (and the age and sex of the joint Annuitant, if applicable), the mode of payment, the form of payments and the fixed period you select, your entire contribution will be allocated by us. A portion of the initial contribution will be allocated among the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, to provide fixed period payments and a portion will be applied under the Life Contingent Annuity in order to provide the payments for life. For initial contributions of $500,000 or more, amounts allocated to the Life Contingent Annuity may also be based on your underwriting classification. In general, underwriting classification is based on your medical history and smoker status and may result in a smaller allocation of amounts to the Life Contingent Annuity if your classification is lower than our standard class. If the IRA Assured Payment Option is elected any time after issue of the Rollover IRA Certificate or if you cancel IRA APO Plus (discussed below) and elect the IRA Assured Payment Option, then based on your Annuity Account Value and the information you provide as described above, your entire Annuity Account Value, including any amounts currently invested in the Investment Funds, will be allocated by us among the Guarantee Periods, the Modal Payment Portion of the Guaranteed Period Account, if applicable, and applied under the Life Contingent Annuity. While the IRA Assured Payment Option is in effect, no amounts may be allocated to the Investment Funds. If amounts in the Guarantee Periods are transferred, a market value adjustment may apply.


If you elect the IRA Assured Payment Option in the application and your initial contribution will come from multiple sources, your application must also indicate that contributions are to be allocated to the Money Market Fund under the Rollover IRA described in Part 5. Election of the IRA Assured Payment Option must include your instructions to apply your Annuity Account Value, on the date the last such contribution is received, under the IRA Assured Payment Option as described above.

Any subsequent contributions made while the IRA Assured Payment Option is in effect must be allocated to the Guarantee Periods and applied to the Life Contingent Annuity. We will determine the allocation of such contributions, such that your payments will be increased and the fixed period and date that payments are to start under the Life Contingent Annuity will remain the same.

Life Contingent Annuity

The Life Contingent Annuity provides lifetime payments starting after the end of the fixed period. The portion of your contributions or Annuity Account Value applied under the Life Contingent Annuity does not have a Cash Value or an Annuity Account Value and, therefore, does not provide for transfers or withdrawals. Once the fixed period has ended and payments have begun under the Life Contingent Annuity, subsequent amounts may no longer be applied under the Life Contingent Annuity.

THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND ANNUITY INCOME IS PAID ONLY IF YOU (OR A JOINT ANNUITANT) ARE LIVING AT THE DATE ANNUITY BENEFITS BEGIN. BENEFITS ARE ONLY PAID DURING YOUR LIFETIME AND, IF APPLICABLE, THE LIFETIME OF A JOINT ANNUITANT. CONSEQUENTLY, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO AMOUNTS WILL BE PAID UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR A JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO START UNDER SUCH ANNUITY.


You may elect to have the Life Contingent Annuity provide level or increasing payments on a Single Life or a Joint and 100% to Survivor basis. If you elect increasing payments, the payments will increase annually based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year. The Life Contingent Annuity may also provide payments on a Joint and one-half to Survivor or a Joint and two-thirds to Survivor basis.


Payments under the Life Contingent Annuity will be made to you during your lifetime (and the lifetime of the joint Annuitant, if applicable) on the same payment mode and date as the payments that were made during the fixed period.

Election Restrictions under Joint and
Survivor


Election of the IRA Assured Payment Option with a Joint and Survivor form of the Life Contingent Annuity is subject to the following restrictions: (i) the joint Annuitant must be your spouse; (ii) neither you nor the joint Annuitant can be over age 83; (iii) under level payments if you elect the Joint and 100% to Survivor form, only the longest fixed period is permitted; and (iv) the fixed period may be limited by the minimum distribution rules. See "Required Minimum Distributions" in Part 9.

Withdrawals under the IRA Assured
Payment Option

While the IRA Assured Payment Option is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or if a Lump Sum Withdrawal is made to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken from all remaining Guarantee Periods to which your Annuity Account Value is allocated and the Modal Payment Portion of the Guaranteed Period Account, if applicable, such that the amount of the payments and the length of the fixed period will be reduced, and the date payments are to start under the Life Contingent Annuity will be accelerated. Additional amounts above the amount of the requested withdrawal will be withdrawn from the Guaranteed Period Account and applied to the Life Contingent Annuity to the extent necessary to achieve this result. As a result, the same pattern of payments will continue in reduced amounts for your life, and if applicable, the life of your joint Annuitant. If you have elected increasing payments, the first reduction in your payments will take place no later than the date of the next planned increase.


Substantially Equal Payment Withdrawals, Systematic Withdrawals and Minimum Distribution Withdrawals may not be elected while the IRA Assured Payment Option is in effect. See "Substantially Equal Payment Withdrawals," "Systematic Withdrawals" and "Minimum Distribution Withdrawals," below.


Death Benefit

Once you have elected the IRA Assured Payment Option, if a death benefit becomes payable during the fixed period we will pay the death benefit amount, as described under "Death Benefit" in Part 5, to the designated beneficiary. Unless you have elected a Joint and Survivor form under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit payable relates only to the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

If you have elected a Joint and Survivor form of annuity under the Life Contingent Annuity, payments will be made to you or the joint Annuitant, if living on the date payments are to start. The designated beneficiary and the joint Annuitant must be your spouse.

Termination of the IRA Assured
Payment Option


The IRA Assured Payment Option will be terminated if: (i) you cancel such option at any time by sending a written request satisfactory to us; (ii) you submit a subsequent contribution and you do not want it applied under the IRA Assured Payment Option; (iii) you request a transfer of your Annuity Account Value as described under "Transfers Among Investment Options" in Part 5, while the IRA Assured Payment Option is in effect; or (iv) you request a change in the date the payments are to start under the Life Contingent Annuity. Once the IRA Assured Payment Option is terminated, in order to receive distributions from your Annuity Account Value you must utilize the withdrawal options described under "Withdrawals" below. Although the Life Contingent Annuity will continue in effect and payments will be made if you or your joint Annuitant, if applicable, are living on the date payments are to start, additional Life Contingent Annuity payments may not be purchased. You may elect to start the IRA Assured Payment Option again by submitting a written request satisfactory to us, but no sooner than three years after the Option was terminated. If you elected the IRA Assured Payment Option at age 70 1/2 or older and subsequently terminate this Option, required minimum distributions must continue to be made with respect to your Certificate.


Before terminating the IRA Assured Payment Option, you should consider the implications this may have under the minimum distribution requirements. See "Tax Considerations for the IRA Assured Payment Option and IRA APO Plus" in
Part 9.

Income Annuity Options and Surrendering
the Certificates

If you elect an annuity benefit as described under "Income Annuity Options" below, or surrender the Certificate for its Cash Value as described under "Surrendering the Certificates to Receive the Cash Value" in Part 5, once we receive your returned Certificate, your Certificate will be returned to you with a notation that the Life Contingent Annuity is still in effect. Thereafter, no subsequent contributions will be accepted under the Certificate and no amounts may be applied under the Life Contingent Annuity.

Withdrawal Charge

While the IRA Assured Payment Option is in effect, withdrawal charges will not apply to the level or increasing payments made during the fixed period. Except as necessary to meet minimum distribution requirements under the Certificate, Lump Sum Withdrawals will be subject to a withdrawal charge and will have a 10% free corridor available. Upon termination of the IRA Assured Payment Option, the free corridor will apply as described under "Withdrawal Charge" in Part 7.

IRA APO PLUS

IRA APO Plus is a variation of the IRA Assured Payment Option. IRA APO Plus is available at ages 59 1/2 through 83. It may also be elected at ages as young as 53 1/2 provided payments under IRA APO Plus do not start before you attain age 59 1/2. Except as indicated below, all provisions of the IRA Assured Payment Option apply to IRA APO Plus. IRA APO Plus enables you to keep a portion of your Annuity Account Value in the Investment Funds while periodically converting such Annuity Account Value to increase the guaranteed lifetime income under the IRA Assured Payment Option. When you elect IRA APO Plus, a portion of your initial contribution or Annuity Account Value as applicable is allocated by us to the IRA Assured Payment Option to provide a minimum guaranteed lifetime income through allocation of amounts to the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, and application of amounts to the Life Contingent Annuity. The remaining Annuity Account Value remains in the Investment Funds. Periodically during the fixed period (as described below), a portion of the remaining Annuity Account Value in the Investment Funds is applied to increase the guaranteed level payments under the IRA Assured Payment Option.

IRA APO Plus allows you to remain invested in the Investment Funds for longer than would be possible if you applied your entire Annuity Account Value all at once to the IRA Assured Payment Option or to an income annuity option, while utilizing an "exit strategy" to provide retirement income.

If IRA APO Plus is elected in the application, we may require that the portion of the initial contribution to be allocated to the Investment Funds, be allocated to the Money Market Fund until the end of the free look period. See "Free Look Period" in Part 5.


The fixed period under IRA APO Plus will be based on your age (or the age of the younger Annuitant if Joint and Survivor is elected) at issue of the Certificate (or age at the time of election if IRA APO Plus is elected after issue) and will be the same as the periods indicated for increasing payments under "IRA Assured Payment Option" above.


You may elect to defer the payment start date as described in "Payments" under "IRA Assured Payment Option," above. The fixed period will also be as indicated for deferral of the payment start date for increasing payments under the IRA Assured Payment Option.

You elect IRA APO Plus in the application or at a later date by submitting the proper form. IRA APO Plus may not be elected if the IRA Assured Payment Option is already in effect.

The amount applied under IRA APO Plus is either the initial contribution if IRA APO Plus is elected at issue of the Certificate, or the Annuity Account Value if IRA APO Plus is elected after issue of the Certificate. Out of a portion of the amount applied, level payments are provided under the IRA Assured Payment Option equal to the initial payment that would have been provided on the Transaction Date by the allocation of the entire amount to increasing payments as described in "Payments" under "IRA Assured Payment Option," above. The difference between the amount required for level payments and the amount required for increasing payments is allocated to the Investment Funds in accordance with your instructions. If you have Annuity Account Value in the Guaranteed Period Account at the time this option is elected, a market value adjustment may apply as a result of such amounts being transferred to effect the IRA Assured Payment Option.

On the third February 15th following the date the first payment is made (if payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th) during the fixed period while you are living, a portion of the Annuity Account Value in the Investment Funds is taken pro rata from the Annuity Account Value in each Investment Fund and is applied to increase the level payments under the IRA Assured Payment Option. If a deferral period of three years or more is elected, a portion of the Annuity Account Value in the Investment Funds will be applied on the February 15th prior to the date the first payment is made, to increase the initial level payments. If payments are to be made on February 15th, the date of the first payment will be counted as the first February 15th.

The amount applied is the amount which provides for level payments equal to the initial payment that would have been provided by the allocation of the entire Annuity Account Value to increasing payments, as described in the preceding paragraph. This process is repeated each third year during the fixed period. The first increased payment will be reflected in the payment made following three full years of payments and then every three years thereafter. On the Transaction Date immediately following the last payment during the fixed period, the remaining Annuity Account Value in the Investment Funds is first applied to the Life Contingent Annuity to change the level payments previously purchased to increasing payments. If there is any Annuity Account Value remaining after the increasing payments are purchased, this balance is applied to the Life Contingent Annuity to further increase such increasing payments. If the Annuity Account Value in the Investment Funds is insufficient to purchase the increasing payments, then the level payments previously purchased will be increased to the extent possible.

While IRA APO Plus provides a minimum guaranteed lifetime payment under the IRA Assured Payment Option, the total amount of income that can be provided over time will depend on the investment performance of the Investment Funds in which you have Annuity Account Value, as well as the current Guaranteed Rates and the cost of the Life Contingent Annuity, which may vary. Consequently, the aggregate amount of guaranteed lifetime income under IRA APO Plus may be more or less than the amount that could have been purchased by application at the outset of the entire initial contribution or Annuity Account Value to the IRA Assured Payment Option.

See Appendix IV for an example of the payments purchased under IRA Assured Payment Option and IRA APO Plus.


In calculating your required minimum distributions your Annuity Account Value in the Investment Funds, the Annuity Account Value in each Guarantee Period, any amount in the Modal Payment Portion of the Guaranteed Period Account, and the deemed value of the Life Contingent Annuity for tax purposes will be taken into account as described in "Payments" under "IRA Assured Payment Option," above. Also see "Required Minimum Distributions" in Part 9.


Allocation of Subsequent Contributions under IRA APO Plus


Any subsequent contributions you make may only be allocated to the Investment Funds, where it is later applied by us under the IRA Assured Payment Option. Subsequent contributions will be allocated among the Investment Funds according to your allocation percentages. Allocation percentages can be changed at any time by writing to our Processing Office. Subsequent contributions may no longer be made after the end of the fixed period.


Transfers Among Investment Options under IRA APO Plus

While IRA APO Plus is in effect, you may transfer all or a portion of your Annuity Account Value in the Investment Funds, among the Investment Funds in any way you choose. However, you may not transfer Annuity Account Value from the Investment Funds to the Guaranteed Period Account.

Withdrawals under IRA APO Plus

While IRA APO Plus is in effect, if you take a Lump Sum Withdrawal as described under "Lump Sum Withdrawals" below (or if a Lump Sum Withdrawal is made to satisfy minimum distribution requirements under the Certificate), such withdrawals will be taken on a pro rata basis from your Annuity Account Value in the Investment Funds unless you specify otherwise. If there is insufficient value in the Investment Funds the excess will be taken from the Guarantee Periods and the Modal Payment Portion of the Guaranteed Period Account, if applicable, as described under "Withdrawals under the IRA Assured Payment Option" above.

A Lump Sum Withdrawal taken to satisfy minimum distribution requirements under the Certificate will not be subject to a withdrawal charge.

Death Benefit

Once you have elected IRA APO Plus, if a death benefit becomes payable during the fixed period we will pay the death benefit amount as described under "Death Benefit" in Part 5, to the designated beneficiary. Unless you have elected Joint and Survivor under the Life Contingent Annuity, no payment will be made under the Life Contingent Annuity. The death benefit relates only to the Investment Funds and the Guarantee Periods under the Certificate; a death benefit is never payable under the Life Contingent Annuity.

Termination of IRA APO Plus

You may terminate IRA APO Plus at any time by submitting a request satisfactory to us. In connection with the termination, you may either (i) elect to terminate IRA APO Plus at any time and have your Certificate operate under the Rollover IRA rules (see "Part 5: Provisions of the Certificates and Services We Provide") or (ii) elect the IRA Assured Payment Option with level or increasing payments. In the latter case your remaining Annuity Account Value in the Investment Funds will be allocated to the Guaranteed Period Account and applied under the Life Contingent Annuity. A market value adjustment may apply for any amounts allocated from a Guarantee Period. At least 45 days prior to the end of each three year period, we will send you a quote indicating how much future income could be provided under the IRA Assured Payment Option. The quote would be based on your current Annuity Account Value, current Guaranteed Rates for the Guarantee Periods and current purchase rates under the Life Contingent Annuity as of the date of the quote. The actual amount of future income would depend on the rates in effect on the Transaction Date.







WITHDRAWAL OPTIONS

The Rollover IRA is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while you are alive. Four withdrawal options are available: Lump Sum Withdrawals, Substantially Equal Payment Withdrawals, Systematic Withdrawals and Minimum Distribution Withdrawals. Withdrawals may result in withdrawal charges. See

"Part 7: Deductions and Charges." Special withdrawal rules may apply under the IRA Assured Payment Option and IRA APO Plus.


Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4. Withdrawals may be taxable and subject to tax penalty. See "Part 9: Tax Aspects of the Certificates."


As a deterrent to early withdrawal (generally prior to age 59 1/2) the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 9: Tax Aspects of the Certificates."

LUMP SUM WITHDRAWALS


You may take a Lump Sum Withdrawal at any time subject to a minimum withdrawal amount of $1,000. A request to withdraw more than 90% of the Cash Value as of the Transaction Date will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value," in
Part 5.


To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" in Part 5. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.

Lump Sum Withdrawals in excess of the 15% free corridor amount may be subject to a withdrawal charge. While either the IRA Assured Payment Option or IRA APO Plus is in effect, Lump Sum Withdrawals that exceed the 10% free corridor amount may be subject to a withdrawal charge. See "Withdrawal Charge" in Part 7.

SUBSTANTIALLY EQUAL PAYMENT WITHDRAWALS

Substantially Equal Payment Withdrawals provide distributions from the Annuity Account Value of the amounts necessary so that the 10% penalty tax, normally applicable to distributions made prior to age 59 1/2, does not apply. See "Penalty Tax on Early Distributions," in Part 9. Once distributions begin, they should not be changed or stopped until the later of age 59 1/2 or five years from the date of the first distribution. If you change or stop the distributions or take a Lump Sum Withdrawal, you may be liable for the 10% penalty tax that would have otherwise been due on all prior distributions made under this option and for any interest thereon.


Substantially Equal Payment Withdrawals may be elected at any time if you are below age 59 1/2. You can elect this option by submitting the proper form. You select the day and the month when the first withdrawal will be made, but it may not be sooner than 28 days after the issue of the Certificate. In no event may you elect to receive the first payment in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate the amount of the distribution under a method we select and payments will be made monthly, quarterly or annually as you select. These payments will continue to be made until we receive written notice from you to cancel this option. Such notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. A Lump Sum Withdrawal taken while Substantially Equal Payment Withdrawals are in effect will cancel such withdrawals. You may elect to start receiving Substantially Equal Payment Withdrawals again, but in no event can the payments start in the same Contract Year in which a Lump Sum Withdrawal was taken. We will calculate a new distribution amount.


Unless you specify otherwise, Substantially Equal Payment Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Substantially Equal Payment Withdrawals are not subject to a withdrawal charge.







SYSTEMATIC WITHDRAWALS

This option may be elected if you are age 59 1/2 to 70 1/2. Systematic Withdrawals provide level percentage or level amount payouts. You may choose to receive Systematic Withdrawals on a monthly, quarterly or annual frequency. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually, but in no event may any payment be less than $250. If at the time a Systematic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Systematic Withdrawal election will terminate.

You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Systematic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.

You may elect Systematic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Systematic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Systematic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawal option described above.

Unless you specify otherwise, Systematic Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Systematic Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Systematic Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 7.


MINIMUM DISTRIBUTION WITHDRAWALS

Minimum Distribution Withdrawals provide distributions from the Annuity Account Value of the amounts necessary to meet minimum distribution requirements set forth in the Code.

This option may be elected in the year in which you attain age 70 1/2. You can elect Minimum Distribution Withdrawals by submitting the proper election form. The minimum amount we will pay out is $250.

You may elect Minimum Distribution Withdrawals for each Certificate you own, subject to our rules then in effect. Currently, Minimum Distribution Withdrawal payments will be made annually.

Unless you specify otherwise, Minimum Distributions Withdrawals will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.

Minimum Distribution Withdrawals are not subject to a withdrawal charge, except to the extent that, when added to a Lump Sum Withdrawal previously taken in the same Contract Year, the Minimum Distribution Withdrawal exceeds the 15% free corridor amount. See "Withdrawal Charge" in Part 7.

Example
-------

The chart below illustrates the pattern of payments, under Minimum Distribution Withdrawals for a male who purchases the Rollover IRA at age 70 with a single contribution of $100,000, with payments commencing at the end of the first Contract Year.

                  PATTERN OF MINIMUM DISTRIBUTION WITHDRAWALS
                      $100,000 SINGLE CONTRIBUTION FOR A
                            SINGLE LIFE-MALE AGE 70

                      [THE FOLLOWING TABLE WAS REPRESENTED
                      AS AN AREA GRAPH IN THE PROSPECTUS]

                          ASSUMES 6.0% RATE OF RETURN

                  Amount
Age             Withdrawn
---             ---------
 70             $6,250
 75              7,653
 80              8,667
 85              8,770
 90              6,931
 95              3,727
100              1,179


                     [END OF GRAPHICALLY REPRESENTED DATA]


Payments are calculated each year based on the Annuity Account Value at the end of each year, using the recalculation method of determining payments. (See "Part 1--Minimum Distribution Withdrawals" in the SAI.) Payments are made annually, and it is further assumed that no Lump Sum Withdrawals are taken.

This example assumes an annual rate of return of 6.0% compounded annually for both the Investment Funds and the Guaranteed Period Account. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return. Your investment results will vary. In addition, this example does not reflect any charges that may be applicable under the Rollover IRA. Such charges would effectively reduce the actual return.

INCOME ANNUITY OPTIONS

Income annuity options provide periodic payments over a specified period of time which may be fixed or may be based on your life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office any time before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, no Annuity Commencement Date will be later than the Processing Date which follows your 85th birthday unless the IRA Assured Payment Option or IRA APO Plus is in effect. Also, if the IRA Assured Payment Option or IRA APO Plus was elected after age 78 (may apply beginning at older ages in some states) and you subsequently terminate the option, the Annuity Commencement Date must commence no later than the calendar year in which you attain age 90.


Before the Annuity Commencement Date, we will send you a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay you a fixed annuity benefit on the "normal form" indicated for your Certificate as of your Annuity Commencement Date. The amount applied to provide the annuity benefit will be (1) the Annuity Account Value for any life annuity form or
(2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an income annuity option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

ANNUITY FORMS

o Life Annuity: An annuity which guarantees payments for the rest of your life. Payments end with the last monthly payment before your death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as you are living.

o Life Annuity-Period Certain: This annuity form also guarantees payments for the rest of your life. In addition, if you die before a specific period of time (the "certain period") has ended, payments will continue to your beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity-Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity-period certain and the life annuity-refund certain are available on either a single life or joint and survivor life basis.

The income annuity options outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for you. Variable income annuities may be funded through the Common Stock Fund through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Common Stock Fund. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your registered representative can provide details.

For each income annuity option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life income annuity option, your age (or your and the joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an income annuity option is chosen and payments have commenced, no change can be made.

If, at the time you elect an income annuity option, the amount to be applied is less than $2,000 or the initial payment under the option elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

PART 7: DEDUCTIONS AND CHARGES

CHARGES DEDUCTED FROM THE
ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. The charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under sponsored arrangements. See "Sponsored Arrangements" below. Charges are deducted proportionately from all the Investment Funds in which your Annuity Account Value is invested on a pro rata basis, except as noted below.

Distribution Fee

We deduct a sales load annually in an amount of 0.20% of each contribution received during the first Contract Year. This sales load is deducted on each of the first seven Processing Dates (so long as the Certificate is in force). See "Example" below.


The distribution fee will not be deducted while the IRA Assured Payment Option or IRA APO Plus is in effect.


Withdrawal Charge

A withdrawal charge will be imposed as a percentage of each contribution made to the extent that (i) a Lump Sum Withdrawal or cumulative withdrawals during a Contract Year exceed the free corridor amount, or (ii) if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                      CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
Percentage of
 Contribution    7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%      0.0%

If the IRA Assured Payment Option or IRA APO Plus is in effect, the withdrawal charge will be imposed as a percentage of contributions (less withdrawals), less the amount applied under the Life Contingent Annuity.

The applicable withdrawal charge percentage is determined by the Contract Year in which the excess withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For purposes of the table, for each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

    Free Corridor Amount

    The free corridor amount is 15% of the Annuity Account Value at the beginning of the Contract Year, minus any amount previously withdrawn during that Contract Year.

    While either the IRA Assured Payment Option or IRA APO Plus is in effect, the free corridor amount is 10% of the Annuity Account Value at the beginning of the Contract Year.

There is no withdrawal charge if a Lump Sum Withdrawal is taken to satisfy minimum distribution requirements under the Certificate. A free corridor amount is not applicable to a surrender.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions.

The withdrawal charge is to help cover sales expenses. Because of the way the distribution fee is calculated the distribution fee and the withdrawal charge combined will never exceed the 7.0% maximum withdrawal charge.

Example--The example below illustrates how the withdrawal charge and the distribution fee would be calculated upon a withdrawal under the Rollover IRA. This example assumes an initial contribution of $12,000 and subsequent contributions of $12,000 each in the second and third Contract Years for total contributions under the Certificate of $36,000. It also assumes a withdrawal from the Investment Funds at the beginning of the fourth Contract Year of 25% of an Annuity Account Value of $40,000.

The total withdrawal amount would be $10,000 ($40,000 x .25). In this case, $6,000 ($40,000 x .15) would be the free corridor amount and could be withdrawn without imposition of a withdrawal charge. The balance of $4,000



($10,000-$6,000) would be considered a withdrawal of a part of the initial contribution of $12,000. This contribution would be subject to a 4.0% withdrawal charge of $160 ($4,000 x .04) as indicated in the chart above.


The distribution fee deducted on the Processing Date following the withdrawal would be based on the remaining initial contribution of $8,000
($12,000-$4,000).

Withdrawal Processing Charge

We reserve the right to impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year. This charge, if made, is to cover our administrative expenses in processing Lump Sum Withdrawals. See "Asset Based Administrative Charge" below.

Charges for Combined GMDB/GMIB Benefit (Plan A)

We deduct a charge annually on each Processing Date for providing the Combined GMDB/GMIB Benefit (Plan A). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.45% for the 6% to 80 Benefit and GMIB and 0.30% for the 6% to 70 Benefit and GMIB.

Charges for GMDB Only Benefit (Plan B)

We deduct a charge annually on each Processing Date for providing the GMDB Only Benefit (Plan B). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.20%.


If the amount collected from this charge exceeds the cost of providing the benefits, it will be to our profit, and may be used to pay distribution expenses not recovered from sales charges under the Certificates.

Annual Contract Fee

The annual contract fee is incurred at the beginning of the Contract Year and deducted at the end of each Contract Year on the Processing Date. We deduct this charge when determining the Cash Value payable if you surrender the Certificate prior to the end of a Contract Year. The amount deducted is determined by the amount of your initial contribution. The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution equals $25,000 or more. This charge is to cover a portion of our administrative expenses. See "Asset Based Administrative Charge," below under "Charges Deducted from the Investment Funds."

Charges for State Premium and Other
Applicable Taxes

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. Generally we deduct this charge from the amount applied to provide an income annuity option. In certain states, however, we may deduct the charge for taxes from contributions. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25%.

Allocation of Certain Charges to the
Guaranteed Period Account

No portion of the distribution fee or the annual contract fee will be deducted from the Guaranteed Period Account unless there is insufficient value in the Investment Funds. If charges are deducted from the Guaranteed Period Account, they will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first. If charges are deducted from the Guaranteed Period Account, you will not receive the full Guaranteed Rate if held to the Expiration Date. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

CHARGES DEDUCTED FROM THE
INVESTMENT FUNDS

Mortality and Expense Risk Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks. The daily charge is at the rate of 0.002477%, which is equivalent to an annual rate of 0.90%, on the assets in each Investment Fund. Approximately 0.60% of this annual charge is allocated to the mortality risk and 0.30% is allocated to the expense risk.

We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Certificate. We will use any gain for any lawful purpose including payment of distribution expenses not recovered from sales charges under the Certificate.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that the guaranteed minimum death benefit charge is insufficient to pay any amount by which such death benefit exceeds the Cash Value of the Certificate.

The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Asset Based Administrative Charge





We will deduct a daily charge from the assets in each Investment Fund, to compensate us for administrative expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. The withdrawal processing charge, the an-nual contract fee and the asset based administrative charge are not designed to produce a profit for Equitable Life.


TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                   DAILY AVERAGE NET ASSETS
                            -------------------------------------
                                FIRST        NEXT         OVER
                                $350         $400         $750
                               MILLION      MILLION      MILLION
                            -----------  -----------  -----------
ASSET ALLOCATION SERIES:
Conservative Investors  ...     .550%        .525%        .500%
Growth Investors ..........     .550%        .525%        .500%
EQUITY SERIES:
Common Stock ..............     .400%        .375%        .350%
Global ....................     .550%        .525%        .500%
Aggressive Stock ..........     .500%        .475%        .450%
FIXED INCOME SERIES:
Money Market ..............     .400%        .375%        .350%
Intermediate Govt.
Securities ................     .500%        .475%        .450%
                                FIRST        NEXT         OVER
                            $500 MILLION $500 MILLION  $1 BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
Growth & Income ...........     .550%        .525%        .500%
                                FIRST        NEXT         OVER
                                $500          $1          $1.5
                               MILLION      BILLION      BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
International .............     .900%        .850%        .800%

Investment advisory fees are established under the Trust's investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus.

SPONSORED ARRANGEMENTS


For certain sponsored arrangements, we may reduce the distribution fee, the annual contract fee and the withdrawal charge or change the minimum initial contribution requirements. Under the IRA Assured Payment Option and IRA APO Plus, we may increase Guaranteed Rates and reduce purchase rates under the Life Contingent Annuity. We may also change the guaranteed minimum death benefit and the guaranteed minimum income benefit. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.


Our costs for sales, administration, and mortality generally vary with the size and stability of the sponsoring organization among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.

We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the distribution fee, withdrawal charge or annual contract fee will reflect differences in costs or services and will not be unfairly discriminatory.

Sponsored arrangements may be governed by the Code, the Employee Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER A SPONSORED ARRANGEMENT SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

OTHER DISTRIBUTION ARRANGEMENTS

The distribution fee, the withdrawal charge and the annual contract fee may be reduced or eliminated when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and receive no commission or reduced commissions in connection with the sale of the Certificates. In no event will a reduction or elimination of a fee or charge be permitted where it would be unfairly discriminatory.

PART 8: VOTING RIGHTS

TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect the Trust's Board of Trustees,
o  to ratify the selection of independent auditors for the Trust, and
o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each Trust share is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Rollover IRA Certificate Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in the Common Stock Fund divided by the Accumulation Unit Value for the Common Stock Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

PART 9: TAX ASPECTS OF THE CERTIFICATES

TAX-QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES (IRAS)

Introduction

The Rollover IRA Certificate is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Rollover IRA cannot be forfeited.

This prospectus contains the information which the Internal Revenue Service
(IRS) requires to be disclosed to an individual before he or she purchases an IRA.

This Part covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

This prospectus provides our general understanding of applicable Federal income tax rules, but does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Rollover IRA Certificates.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in IRS Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

The Rollover IRA Certificate has been approved by the IRS as to form for use as an IRA. This IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment.

Cancellation


You can cancel a Certificate issued as an IRA by following the directions in
Part 5 under "Free Look Period." Since there may be adverse tax consequences if a Certificate is canceled (and because we are required to report to the IRS certain distributions from canceled IRAs), you should consult with a tax adviser before making any such decision. If you cancel this Certificate, you may establish a new individual retirement arrangement if at the time you meet the requirements for establishing an individual retirement arrangement.


Contributions to IRAs

Individuals may make three different types of contributions to purchase an IRA, or as later additions to an existing IRA: "regular" contributions out of earnings, tax-free "rollover" contributions from tax-qualified plans, or direct custodian-to-custodian transfers from other individual retirement arrangements ("direct transfers").

The initial contribution to the Certificate must be either a rollover or a direct custodian-to-custodian transfer. See "Tax-Free Transfers and Rollovers," discussed below. Any subsequent contributions you make may be any of rollovers, direct transfers or "regular" IRA contributions. See "Contributions Under the Certificates" in Part 5. The immediately following discussion relates to "regular" IRA contributions. For the reasons noted in "Tax-Free Transfers and Rollovers" below, you should consult with your tax adviser before making any subsequent contributions to an IRA which is intended to serve as a "conduit" IRA.

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less when the individual's earnings are below $2,000. This limit does not apply to rollover contributions or direct custodian-to-custodian transfers into an IRA.

The amount of IRA contributions for a tax year that an individual can deduct depends on whether the individual (or the individual's spouse, if a joint return is filed) is covered by an employer-sponsored tax-favored retirement plan. If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $2,250 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements.






If neither the individual nor the individual's spouse is covered during any part of the taxable year by an employer-sponsored tax-favored retirement plan (including a qualified plan, a tax sheltered account or annuity under Section 403(b) of the Code (TSA) or a simplified employee pension plan), then regardless of adjusted gross income (AGI), each working spouse may make deductible contributions to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation. In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

If the individual is single and covered by a retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial deduction for IRA contributions the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.

If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:

                                    Maximum               Adjusted
  $10,000-Excess AGI              Permissible              Dollar
 ---------------------     X        Dollar         =      Deduction
         $10,000                   Deduction                Limit

Under the second method, the individual determines his or her Excess AGI and then refers to the table in Appendix V originally prepared by the IRS to determine the deduction.

Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal individual retirement arrangement for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2.

An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions may not, however, together exceed the lesser of the $2,000 limit (or $2,250 spousal limit) or 100% of compensation for each tax year. See "Excess Contributions" below. Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Certificates" below.

An individual making nondeductible contributions in any taxable year, or receiving amounts from any IRA to which he or she has made nondeductible contributions, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interest in such IRAs are fully distributed.

Excess Contributions

Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's Federal income tax return for the tax year (including extensions) is not includable in income and therefore is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's Federal income tax return for the year (including extensions), "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,250 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be removed by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

Tax-Free Transfers and Rollovers

Rollover contributions may be made to an IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other individual retirement arrangements.

The rollover amount must be transferred to the Certificate either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more.

Under some circumstances, amounts from a Certificate may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA. If you make a contribution to the Certificate which is from an eligible rollover distribution and you commingle such contribution with other contributions, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan (or TSA, as the case may be) at a future date, unless the Code permits.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free treatment applies to amounts withdrawn from the Certificate and rolled over into other individual retirement arrangements unless the distribution was received under an inherited IRA. Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

Distributions from IRA Certificates

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Certificate, surrender of your Certificate and annuity payments from your Certificate. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable as ordinary income by the individual in gross income.

If the individual makes non-deductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover
IRAs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution received after age 70 1/2) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions" above, (2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers" above) or (3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that permits rollover contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Required Minimum Distributions

The minimum distribution rules require IRA owners to start taking annual distributions from their retirement plans by age 70 1/2. The distribution requirements are designed to provide for distribution of the owner's interest in the IRA over the owner's life expectancy. Whether the correct amount has been distributed is calculated on a year by year basis; there are no provisions in the Code to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three month (January 1-April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

There are two approaches to taking minimum distributions--"account based" or "annuity based"--and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

An account based minimum distribution approach may be a lump sum payment, or periodic withdrawals made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. An annuity based approach involves application of the Annuity Account Value to an annuity for the life of the individual or the joint lives of the individual and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Your required minimum distribution for any taxable year is calculated by taking into account the required minimum distribution from each of your individual retirement arrangements. The IRS, however, does not require that you make the required distribution from each individual retirement arrangement that you maintain. As long as the total amount distributed annually satisfies your overall minimum distribution requirement, you may choose to take your annual required distribution from any one or more individual retirement arrangements that you maintain.

An individual may recompute his or her minimum distribution amount each year based on the individual's current life expectancy as well as that of the spouse. No recomputation is permitted, however, for a beneficiary other than a spouse. If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient Distributions" below.

Except as described in the next sentence, if the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. (The IRS has indicated that an exception to the rule that payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death applies if the beneficiary of the IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the IRA his or her own" and halt distributions until he or she reaches age 70 1/2).

If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Certificate must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained 70 1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA.

Taxation of Death Benefits

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

If you elect to have your spouse be the sole primary beneficiary and to be the successor Annuitant and Certificate Owner, then your surviving spouse automatically becomes both the successor Certificate Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

Guaranteed Minimum Death Benefit

The Code provides that no part of an individual retirement account may be invested in life insurance contracts. Treasury Regulations provide that an individual retirement account may be invested in an annuity contract which provides a death benefit of the greater of premiums paid or the contract's cash value. Your Certificate provides a minimum death benefit guarantee that in certain circumstances may be greater than either of contributions made or the Annuity Account Value. Although there is no ruling regarding the type of minimum death benefit guarantee provided by the Certificate, Equitable Life believes that the Certificate's minimum death benefit guarantee should not adversely affect the qualification of the Certificate as an IRA. Nevertheless, it is possible that the IRS could disagree, or take the position that some portion of the charge in the Certificate for the minimum death benefit guarantee should be treated for Federal income tax purposes as a taxable partial withdrawal from the Certificate. If this were so, such a deemed withdrawal would also be subject to tax penalty for Certificate Owners under age 59 1/2.

Tax Considerations for the IRA Assured Payment Option and IRA APO Plus

Although the Life Contingent Annuity does not have a Cash Value, it will be assigned a value for tax purposes which will generally change each year. This value must be taken into account when determining the amount of required minimum distributions from your IRA even though the Life Contingent Annuity may not be providing a source of funds to satisfy such required minimum distribution. Accordingly, before you apply any IRA funds under the IRA Assured Payment Option or IRA APO Plus or terminate such Options, you should be aware of the tax considerations discussed below. Consult with your tax adviser to determine the impact of electing the IRA Assured Payment Option and IRA APO Plus in view of your own particular situation.

When funds have been allocated to the Life Contingent Annuity, you will generally be required to determine your required minimum distribution by annually recalculating your life expectancy. The IRA Assured Payment Option and IRA APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity.

If prior to the date payments are to start under the Life Contingent Annuity, you surrender your Certificate, or withdraw any remaining Annuity Account Value, it may be necessary for you to satisfy your required minimum distribution by accelerating the start date of payments for your Life Contingent Annuity, or to the extent available, take distributions from other IRA funds you may have. Alternatively you may convert your IRA Life Contingent Annuity under the IRA Rollover to a non-qualifed Life Contingent Annuity. This would be viewed as a distribution of the value of the Life Contingent Annuity from the IRA, and therefore, would be a taxable event. However, since the Life Contingent Annuity would no longer be part of an IRA, its value would not have to be taken into account in determining future required minimum distributions.

If you have elected a Joint and Survivor form of the Life Contingent Annuity, the joint Annuitant must be your spouse. You must determine your required minimum distribution by annually recalculating both your life expectancy and your spouse's life expectancy. The IRA Assured Payment Option and IRA APO Plus will not be available if you have previously made a different election. Recalculation is no longer required once the only payments you or your spouse receive are under the Life Contingent Annuity. The value of such an annuity will change in the event of your death or the death of your spouse. For this reason, it is important that we be informed if you or your spouse dies before the Life Contingent Annuity has started payments so that a lower valuation can be made. Otherwise a higher tax value may result in an overstatement of the amount that would be necessary to satisfy your required minimum distribution amount.


Allocations of funds to the Life Contingent Annuity may prevent the Certificate from later receiving "conduit" IRA treatment. See "Tax-Free Transfers and Rollovers" above.

Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Certificate as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions" below.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of IRA distributions will be subject to a 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or
(4) in accordance with the exception outlined below if you are under 59 1/2.


A payout over your life or life expectancy (or joint and survivor lives or life expectancies), which is part of a series of substantially equal periodic payments made at least annually, is also not subject to penalty tax. To permit you to meet this exception, Equitable Life has two options:
Substantially Equal Payment Withdrawals and the IRA Assured Payment Option with level payments, both of which are described in Part 6. If you are a Rollover IRA Certificate Owner who will be under age 59 1/2 as of the date the first payment is expected to be received and you choose either option, Equitable Life will calculate the substantially equal annual payments under a method we will select based on guidelines issued by the IRS (currently contained in IRS Notice 89-25, Question and Answer 12). Although Substantially Equal Payment Withdrawals and IRA Assured Payment Option level payments are not subject to the 10% penalty tax, they are taxable as discussed in "Distributions from IRA Certificates," above. Once Substantially Equal Payment Withdrawals or IRA Assured Payment Option level payments begin, the distributions should not be stopped or changed until the later of your attaining age 59 1/2 or five years after the date of the first distribution, or the penalty tax, including an interest charge for the prior penalty avoidance, may apply to all withdrawals. Also, it is possible that the IRS could view any additional withdrawal or payment you take from your Certificate as changing your pattern of Substantially Equal Payment Withdrawals or IRA Assured Payment Option payments for purposes of determining whether the penalty applies.

Where a taxpayer under age 59 1/2 purchases an individual retirement annuity contract calling for substantially equal periodic payments during a fixed period, continuing afterwards under a joint life contingent annuity with a reduced payment to the survivor (e.g., a joint and 50% to survivor), the question might be raised whether payments will not be substantially equal for the joint lives of the taxpayer and survivor, as the payments will be reduced at some point. In issuing our information returns, we code the substantially equal periodic payments from such a contract as eligible for an exception from the early distribution penalty. We believe that any change in payments to the survivor would come within the statutory provision covering change of payments on account of death. As there is no direct authority on this point, however, if you are under age 59 1/2, you should discuss this item with your own tax adviser when electing a reduced survivorship option.


TAX PENALTY FOR INSUFFICIENT
DISTRIBUTIONS

Failure to make required distributions discussed above in "Required Minimum Distributions" may cause the disqualification of the IRA. Disqualification may result in current taxation of your entire benefit. In addition a 50% penalty tax may be imposed on the difference between the required distribution amount and the amount actually distributed, if any.

We do not automatically make distributions from a Certificate before the Annuity Commencement Date unless a request has been made. It is your responsibility to comply with the minimum distribution rules. We will notify you when our records show that your age 70 1/2 is approaching. If you do not select a method, we will assume you are taking your minimum distribution from another IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation.

TAX PENALTY FOR EXCESS DISTRIBUTIONS OR ACCUMULATION

A 15% excise tax applies to an individual's aggregate excess distributions from all tax-favored retirement plans (including IRAs). The excise tax is in addition to the ordinary income tax due but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. The aggregate distributions in any year will be subject to excise tax if they exceed an indexed amount ($155,000 in 1996).

In addition, in certain cases the estate tax imposed on a deceased individual's estate will be increased if the accumulated value of the individual's interest in qualified annuities and tax favored retirement plans is excessive.

FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax from IRA distributions, unless the recipient elects not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments made from the Certificate to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic annuity payments which is exempt from withholding based on this assumption. For 1996, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,075 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemptions. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

OTHER WITHHOLDING

As a general rule, if death benefits are payable to a person two or more generations younger than the Certificate Owner, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities and individual retirement arrangements. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

PART 10: INDEPENDENT ACCOUNTANTS

The consolidated financial statements and consolidated financial statement schedules of Equitable Life for the years ended December 31, 1995 and 1994 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

                 APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
-----------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were allocated on February 15, 1997 to a Guarantee Period with an Expiration Date of February 15, 2006 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 were made on February 15, 2001.

                                                     ASSUMED
                                                GUARANTEED RATE ON
                                                FEBRUARY 15, 2001
                                             ----------------------
                                                5.00%       9.00%
                                             ----------  ----------
As of February 15, 2001 (Before Withdrawal)
-------------------------------------------
(1) Present Value of Maturity Value, also
    Annuity Account Value ..................   $144,048    $119,487
(2) Guaranteed Period Amount ...............    131,080     131,080
(3) Market Value Adjustment: (1)-(2)  ......     12,968     (11,593)
On February 15, 2001 (After Withdrawal)
-------------------------------------------
(4) Portion of (3) Associated
    with Withdrawal: (3) x [$50,000 / (1)]     $  4,501    $ (4,851)
(5) Reduction in Guaranteed
    Period Amount: [$50,000-(4)] ...........     45,499      54,851
(6) Guaranteed Period Amount: (2)-(5)  .....     85,581      76,229
(7) Maturity Value .........................    120,032     106,915
(8) Present Value of (7), also
    Annuity Account Value ..................     94,048      69,487

You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

         APPENDIX II: GUARANTEED MINIMUM DEATH BENEFIT (GMDB) EXAMPLE
-----------------------------------------------------------------------------


Under the Certificates the death benefit is equal to the sum of:
 (1) the Annuity Account Value in the Investment Funds, or, if greater, the GMDB (see "GMDB" in Part 5); and


 (2) the death benefit provided with respect to the Guaranteed Period Account (see "Death Benefit Amount" in Part 4).


The following is an example illustrating the calculation of the GMDB. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Fixed Income Series), no subsequent contributions, no transfers and no withdrawals, the GMDB for an Annuitant age 45 would be calculated as follows:



   END OF
 CONTRACT    ANNUITY ACCOUNT   NON-NEW YORK
    YEAR          VALUE          GMDB(1)      NEW YORK GMDB
----------  ---------------  --------------  -------------
     1          $105,000         $106,000      $105,000(2)
     2          $108,675         $112,360      $108,675(2)
     3          $124,976         $119,102      $119,102(3)
     4          $135,912         $126,248      $126,248(3)
     5          $149,503         $133,823      $133,823(3)
     6          $149,503         $141,852      $141,852(3)
     7          $161,463         $150,363      $161,463(3)
     8          $161,463         $159,385      $161,463(2)


The Annuity Account Values for Contract Years 1 through 8 are determined based on hypothetical rates of return of 5.00%, 3.50%, 15.00%, 8.75%, 10.00%, 0.00%, 8.00% and 0.00%, respectively.

NON-NEW YORK


(1) For Contract Years 1 through 8, the GMDB equals the initial contribution increased by 6%.


NEW YORK


(2) At the end of Contract Years 1 and 2, and again at the end of Contract Year 8, the GMDB is equal to the Annuity Account Value.

(3) At the end of Contract Years 3 through 6, the GMDB is equal to the contribution increased by 6% instead of the Annuity Account Value, since the GMDB cannot be greater than this amount. However, at the end of the seventh Contract Year the GMDB is equal to the Annuity Account Value of $161,463 even though it is greater than the contribution increased at 6% ($150,363) because the cap does not apply on the seventh Processing Date.

                         APPENDIX III: GMIB EXAMPLES
-----------------------------------------------------------------------------

The GMIB is equal to:

   (A)     the greater of

       (i) the Annuity Account Value in the Investment Funds, and

       (ii) an amount equal to the GMDB (reduced by any remaining withdrawal charges);
       divided by

   (B)     the guaranteed maximum annuity purchase rates.

The examples below assume a male age 60 has purchased the Rollover IRA with an initial contribution of $100,000 that is allocated 100% to the Investment Funds (excluding the Fixed Income Series). The GMDB in the 10th Contract Year is $179,085 at 6% interest. Assuming hypothetical rates of return (after deduction of charges) in the Investment Funds of 0% in Example 1 and 8% in Example 2 during the 10 Contract Years, the GMIB in the 10th Contract Year (assuming level payment under the IRA Assured Payment Option) would be as follows:



                                       EXAMPLE 1    EXAMPLE 2
                                     -----------  -----------
(1) Hypothetical Rate of Return  ...      0%           8%
(2) Annuity Account Value as of the
    Contract Date ..................   $100,000     $100,000
(3) The greater of (i) the GMDB and
    (ii) the Annuity Account Value
    as of the 10th Contract Date
    anniversary ....................   $179,085     $215,892
(4) Guaranteed Maximum Annuity
    Purchase Rates for level
    payments under the IRA Assured
    Payment Option .................   $  14.73     $  14.73
(5) GMIB as of 10th Contract Date
    anniversary ((3) / (4))  .......   $ 12,160     $ 14,659



In Example 1, the GMDB which is higher than the Annuity Account Value would provide a GMIB of $12,160. In Example 2, the Annuity Account Value, which at this point is higher than the GMDB, would provide a GMIB of $14,659.

The rates of return discussed above are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. The level of GMIB under the IRA Assured Payment Option will also depend on the guaranteed maximum annuity purchase rates as of the Transaction Date and the type of payments selected. The examples assume no transfers or withdrawals, which would affect the GMDB and, thus, the GMIB.

APPENDIX IV: EXAMPLE OF PAYMENTS UNDER THE IRA ASSURED PAYMENT
OPTION AND IRA APO PLUS
-----------------------------------------------------------------------------


The second column in the chart below illustrates the payments for a male age 70 who purchased the IRA Assured Payment Option on October 1, 1996 with a single contribution of $100,000, with increasing annual payments. The payments are to commence on February 15, 1997. It assumes that the fixed period is 15 years and that the Life Contingent Annuity will provide payments on a Single Life basis. Based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on October 1, 1996, the initial payment would be $7,048.32 and would increase in each three year period to a final payment of $10,319.45. The first payment under the Life Contingent Annuity would be $11,351.39.

Alternatively as shown in the third and fourth columns, this individual could purchase IRA APO Plus with the same $100,000 contribution, with the same fixed period and the Life Contingent Annuity on a Single Life basis. Based on Guaranteed Rates for the Guarantee Periods and the current purchase rate for the Life Contingent Annuity, on October 1, 1996, the same initial payment of $7,048.32 would be purchased under IRA APO Plus. However, unlike the payment under the IRA Assured Payment Option that will increase every three years, this initial payment under IRA APO Plus is not guaranteed to increase. Therefore, only $79,640.09 is needed to purchase the initial payment stream, and the remaining $20,359.91 is invested in the Investment Funds according to the Certificate Owner's instructions. Any future increase in payments under IRA APO Plus will depend on the investment performance in the Investment Funds.

Assuming hypothetical average annual rates of return of 0% and 8% (after deduction of charges) for the Investment Funds, the Annuity Account Value in the Investment Funds would grow to $20,359.91 and $25,647.63 respectively after three years. A portion of this amount is used to purchase the increase in the payments at the beginning of the fourth year. The remainder will stay in the Investment Funds to be drawn upon for the purchase of increases in payments at the end of each third year thereafter during the fixed period and at the end of the fixed period under the Life Contingent Annuity. Based on Guaranteed Rates for the Guarantee Periods and purchase rates for the Life Contingent Annuity as of October 1, 1996, the third and fourth columns illustrate the increasing payments that would be purchased under IRA APO Plus assuming 0% and 8% rates of return respectively.

Under both options, while the Certificate Owner is living payments increase annually after the 16th year under the Life Contingent Annuity based on the increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.


                               ANNUAL PAYMENTS


          GUARANTEED INCREASING PAYMENTS     ILLUSTRATIVE        ILLUSTRATIVE
          UNDER THE IRA ASSURED PAYMENT   PAYMENTS UNDER IRA  PAYMENTS UNDER IRA
 YEARS                OPTION                APO PLUS AT 0%      APO PLUS AT 8%
-------  ------------------------------  ------------------  ------------------
   1-3              $ 7,048.32                $7,048.32           $ 7,048.32
   4-6                7,753.15                 8,336.74             8,800.85
   7-9                8,528.47                 8,336.74             8,817.96
 10-12                9,381.31                 8,529.34             9,791.83
 13-15               10,319.45                 8,529.34             9,791.83
    16               11,351.39                 8,723.31            10,919.35



As described above, a portion of the illustrated contribution is applied to the Life Contingent Annuity. This amount will generally be larger under the IRA Assured Payment Option than under IRA APO Plus, and conversely a smaller portion of the contribution will be allocated to Guarantee Periods under the former than the latter. In this illustration, $82,069.88 is allocated under the IRA Assured Payment Option to the Guarantee Periods and under IRA APO Plus, $89,906.43 is allocated to the Guarantee Periods and the Investment Funds. The balance of the $100,000 ($17,930.12 and $10,093.57, respectively) is applied to the Life Contingent Annuity.


The rates of return of 0% and 8% are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. Payments will also depend on the Guaranteed Rates and Life Contingent Annuity purchase rates in effect as of the Transaction Date. It is assumed that no Lump Sum Withdrawals are taken.

                     APPENDIX V: IRS TAX DEDUCTION TABLE
-----------------------------------------------------------------------------

If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.


 EXCESS AGI     DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  -----------  ------------  -----------  ------------  -----------  ------------  -----------
    $    0       $2,000        $2,550       $1,490        $5,050        $990        $ 7,550        $490
        50        1,990         2,600        1,480         5,100         980          7,600         480
       100        1,980         2,650        1,470         5,150         970          7,650         470
       150        1,970         2,700        1,460         5,200         960          7,700         460
       200        1,960         2,750        1,450         5,250         950          7,750         450
       250        1,950         2,800        1,440         5,300         940          7,800         440
       300        1,940         2,850        1,430         5,350         930          7,850         430
       350        1,930         2,900        1,420         5,400         920          7,900         420
       400        1,920         2,950        1,410         5,450         910          7,950         410
       450        1,910         3,000        1,400         5,500         900          8,000         400
       500        1,900         3,050        1,390         5,550         890          8,050         390
       550        1,890         3,100        1,380         5,600         880          8,100         380
       600        1,880         3,150        1,370         5,650         870          8,150         370
       650        1,870         3,200        1,360         5,700         860          8,200         360
       700        1,860         3,250        1,350         5,750         850          8,250         350
       750        1,850         3,300        1,340         5,800         840          8,300         340
       800        1,840         3,350        1,330         5,850         830          8,350         330
       850        1,830         3,400        1,320         5,900         820          8,400         320
       900        1,820         3,450        1,310         5,950         810          8,450         310
       950        1,810         3,500        1,300         6,000         800          8,500         300
     1,000        1,800         3,550        1,290         6,050         790          8,550         290
     1,050        1,790         3,600        1,280         6,100         780          8,600         280
     1,100        1,780         3,650        1,270         6,150         770          8,650         270
     1,150        1,770         3,700        1,260         6,200         760          8,700         260
     1,200        1,760         3,750        1,250         6,250         750          8,750         250
     1,250        1,750         3,800        1,240         6,300         740          8,800         240
     1,300        1,740         3,850        1,230         6,350         730          8,850         230
     1,350        1,730         3,900        1,220         6,400         720          8,900         220
     1,400        1,720         3,950        1,210         6,450         710          8,950         210
     1,450        1,710         4,000        1,200         6,500         700          9,000         200
     1,500        1,700         4,050        1,190         6,550         690          9,050         200
     1,550        1,690         4,100        1,180         6,600         680          9,100         200
     1,600        1,680         4,150        1,170         6,650         670          9,150         200
     1,650        1,670         4,200        1,160         6,700         660          9,200         200
     1,700        1,660         4,250        1,150         6,750         650          9,250         200
     1,750        1,650         4,300        1,140         6,800         640          9,300         200
     1,800        1,640         4,350        1,130         6,850         630          9,350         200
     1,850        1,630         4,400        1,120         6,900         620          9,400         200
     1,900        1,620         4,450        1,110         6,950         610          9,450         200
     1,950        1,610         4,500        1,100         7,000         600          9,500         200
     2,000        1,600         4,550        1,090         7,050         590          9,550         200
     2,050        1,590         4,600        1,080         7,100         580          9,600         200
     2,100        1,580         4,650        1,070         7,150         570          9,650         200
     2,150        1,570         4,700        1,060         7,200         560          9,700         200
     2,200        1,560         4,750        1,050         7,250         550          9,750         200
     2,250        1,550         4,800        1,040         7,300         540          9,800         200
     2,300        1,540         4,850        1,030         7,350         530          9,850         200
     2,350        1,530         4,900        1,020         7,400         520          9,900         200
     2,400        1,520         4,950        1,010         7,450         510          9,950         200
     2,450        1,510         5,000        1,000         7,500         500         10,000           0
     2,500        1,500

------------

   Excess AGI = Your AGI minus your THRESHOLD LEVEL:
                If you are single, your Threshold Level is $25,000.
                If you are married, your Threshold Level is $40,000.
                If you are married and file a separate tax return, your Excess AGI = your AGI.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS


                                                                  PAGE
                                                               --------
Part 1:      Minimum Distribution Withdrawals                      2
Part 2:      Accumulation Unit Values                              2
Part 3:      Annuity Unit Values                                   2
Part 4:      Custodian and Independent Accountants                 3
Part 5:      Money Market Fund and Intermediate Government
             Securities Fund Yield Information                     3
Part 6:      Long-Term Market Trends                               5
Part 7:      Financial Statements                                  7


                     HOW TO OBTAIN A ROLLOVER IRA STATEMENT OF ADDITIONAL INFORMATION
                     Send this request form to:
                               Equitable Life
                               Income Management Group
                               P.O. Box 1547
                               Secaucus, NJ 07096-1547
                     Please send me an INCOME MANAGER Rollover IRA SAI:

                     ---------------------------------------------------------
                     Name

                     ---------------------------------------------------------
                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                              INCOME MANAGER(SM)
                            ACCUMULATOR PROSPECTUS




                           DATED OCTOBER   , 1996,


         COMBINATION VARIABLE AND FIXED DEFERRED ANNUITY CERTIFICATES
                                  Issued By:
          The Equitable Life Assurance Society of the United States

This prospectus describes certificates The Equitable Life Assurance Society of the United States (EQUITABLE LIFE, WE, OUR and US) offers under a combination variable and fixed deferred annuity contract (ACCUMULATOR) issued on a group basis or as individual contracts. Enrollment under a group contract will be evidenced by issuance of a certificate. Certificates and individual contracts each will be referred to as "Certificates." Accumulator Certificates are used for after-tax contributions to a non-qualified annuity. A minimum initial contribution of $10,000 is required to put the Certificate into effect.

The Accumulator is designed to provide retirement income at a future date. Contributions accumulate on a tax-deferred basis and can be later distributed under a number of different methods which are designed to be responsive to the owner's (CERTIFICATE OWNER, YOU and YOUR) objectives.

The Accumulator offers investment options (INVESTMENT OPTIONS) that permit you to create your own strategies. These Investment Options include 9 variable investment funds (INVESTMENT FUNDS) and each GUARANTEE PERIOD in the GUARANTEED PERIOD ACCOUNT.


                                INVESTMENT FUNDS
                                                                                GUARANTEE PERIODS
------------------------------------------------------------------------------  EXPIRATION DATES:
ASSET ALLOCATION SERIES:      EQUITY SERIES:          FIXED INCOME SERIES:
----------------------------  ----------------------  ------------------------
O CONSERVATIVE INVESTORS      O GROWTH & INCOME       O MONEY MARKET                 FEBRUARY 15,
O GROWTH INVESTORS            O COMMON STOCK          O INTERMEDIATE            O 1997 THROUGH 2007
                              O GLOBAL                  GOVERNMENT SECURITIES
                              O INTERNATIONAL
                              O AGGRESSIVE STOCK


We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by separate accounts of insurance companies. The prospectus for the Trust, which accompanies this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Amounts allocated to a Guarantee Period accumulate on a fixed basis and are credited with interest at a rate we set (GUARANTEED RATE) for the entire period. On each business day (BUSINESS DAY) we will determine the Guaranteed Rates available for amounts newly allocated to Guarantee Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, surrender and certain other transactions from a Guarantee Period before its expiration date (EXPIRATION DATE). Each Guarantee Period has its own Guaranteed Rates.

You may choose from a variety of payout options, including variable annuities and fixed annuities.

This prospectus provides information about the Accumulator that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless accompanied by a current prospectus for the Trust, which you should also read carefully.


Registration statements relating to Separate Account No. 45 (SEPARATE ACCOUNT) and interests under the Guarantee Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated October , 1996, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to our Processing Office or calling 1-800-789-7771, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CERTIFICATES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                                Copyright 1996



The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference.

   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

PROSPECTUS TABLE OF CONTENTS


GENERAL TERMS                                   PAGE 4
FEE TABLE                                       PAGE 5
Condensed Financial Information                    7
PART 1: SUMMARY                                 PAGE 8
What is the INCOME MANAGER?                        8
Investment Options                                 8
Contributions                                      8
Transfers                                          8
Free Look Period                                   8
Services We Provide                                8
Withdrawal Options                                 9
Death Benefits                                     9
Guaranteed Minimum Income
  Benefit (GMIB)                                   9
Surrendering the Certificates                      9
Income Annuity Options                             9
Taxes                                              9
Deductions from Annuity
  Account Value                                    9
Deductions from Investment
  Funds                                           10
Trust Charges to Portfolios                       10
PART 2: EQUITABLE LIFE, THE SEPARATE
        ACCOUNT AND THE INVESTMENT FUNDS       PAGE 11
Equitable Life                                    11
Separate Account No. 45                           11
The Trust                                         11
The Trust's Investment Adviser                    12
Investment Policies and Objectives of the
  Trust's Portfolios                              13
PART 3: INVESTMENT PERFORMANCE                 PAGE 14
Performance Data for a Certificate                14
Rate of Return Data for Investment
  Funds                                           15
Communicating Performance Data                    18
Money Market Fund and Intermediate Government
  Securities Fund
  Yield Information                               19
PART 4: THE GUARANTEED PERIOD ACCOUNT          PAGE 20
Guarantee Periods                                 20
Market Value Adjustment for Transfers,
  Withdrawals or Surrender Prior to the
  Expiration Date                                 21
Death Benefit Amount                              22
Investments                                       22
PART 5: PROVISIONS OF THE CERTIFICATES
        AND SERVICES WE PROVIDE                PAGE 23
Availability of the Certificates                  23
Contributions Under the Certificates              23
Methods of Payment                                23
Allocation of Contributions                       23
Free Look Period                                  24






Annuity Account Value                             24
Transfers Among Investment Options                25
Dollar Cost Averaging                             25
Withdrawal Options                                26
Death Benefit                                     28
When the Certificate Owner Dies
  Before the Annuitant                            30
GMIB                                              30
Cash Value                                        31
Surrendering the Certificates to
  Receive the Cash Value                          31
Income Annuity Options                            31
Assured Payment Plan                              32
When Payments are Made                            33
Assignment                                        33
Distribution of the Certificates                  33
PART 6: DEDUCTIONS AND CHARGES                 PAGE 34
Charges Deducted from the Annuity
  Account Value                                   34
Charges Deducted from the Investment
  Funds                                           35
Trust Charges to Portfolios                       36
Group or Sponsored Arrangements                   36
Other Distribution Arrangements                   36
PART 7: VOTING RIGHTS                          PAGE 37
Trust Voting Rights                               37
Voting Rights of Others                           37
Separate Account Voting Rights                    37
Changes in Applicable Law                         37
PART 8: TAX ASPECTS OF THE CERTIFICATES        PAGE 38
Tax Changes                                       38
Taxation of Non-Qualified Annuities               38
Federal and State Income Tax
  Withholding                                     39
Other Withholding                                 39
Special Rules for Certificates Issued in
  Puerto Rico                                     40
Impact of Taxes to Equitable Life                 40
Transfers Among Investment Options                40
PART 9: KEY FACTORS IN RETIREMENT PLANNING     PAGE 41
Introduction                                      41
Inflation                                         41
Starting Early                                    42
Tax-Deferral                                      42
Investment Options                                43
The Benefit of Annuitization                      44
PART 10: INDEPENDENT ACCOUNTANTS               PAGE 45
APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE    PAGE 46
APPENDIX II: GUARANTEED MINIMUM DEATH
  BENEFIT (GMDB) EXAMPLE                       PAGE 47
APPENDIX III: GMIB EXAMPLES                    PAGE 48
STATEMENT OF ADDITIONAL INFORMATION
  TABLE OF CONTENTS                            PAGE 49

                                GENERAL TERMS

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund.

ACCUMULATION UNIT VALUE--The dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT--The individual who is the measuring life for determining annuity benefits.

ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under the Accumulator Certificate. See "Annuity Account Value" in Part 5.

ANNUITY COMMENCEMENT DATE--The date on which amounts are applied to provide an annuity benefit.

BUSINESS DAY--Generally, any day on which the New York Stock Exchange is open for trading. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--The Annuity Account Value minus any applicable charges.

CERTIFICATE--The Certificate issued under the terms of a group annuity contract and any individual contract, including any endorsements.

CERTIFICATE OWNER--The person who owns an Accumulator Certificate and has the right to exercise all rights under the Certificate.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT DATE--The date on which the Annuitant is enrolled under the group annuity contract, or the effective date of the individual contract. This is usually the Business Day we receive the initial contribution at our Processing Office.

CONTRACT YEAR--The 12-month period beginning on your Contract Date and each anniversary of that date.

EXPIRATION DATE--The date on which a Guarantee Period ends.

GUARANTEE PERIOD--Any of the periods of time ending on an Expiration Date that are available for investment under the Certificates.

GUARANTEED PERIOD ACCOUNT--The Account that contains the Guarantee Periods.

GUARANTEED RATE--The annual interest rate established for each allocation to a Guarantee Period.

INVESTMENT FUNDS--The funds of the Separate Account that are available under the Certificates.

INVESTMENT OPTIONS--The choices for investment: the Investment Funds and each available Guarantee Period.

MATURITY VALUE--The amount in a Guarantee Period on its Expiration Date.

PORTFOLIOS--The portfolios of the Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING DATE--The day when we deduct certain charges from the Annuity Account Value. If the Processing Date is not a Business Day, it will be on the next succeeding Business Day. The Processing Date will be once each year on each anniversary of the Contract Date.

PROCESSING OFFICE--The address to which all contributions, written requests (e.g., transfers, withdrawals, etc.) or other written communications must be sent. See "Services We Provide" in Part 1.

SAI--The statement of additional information for the Separate Account under the Accumulator.

SEPARATE ACCOUNT--Equitable Life's Separate Account No. 45.

TRANSACTION DATE--The Business Day we receive a contribution or a transaction request providing all the information we need at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day. Transaction requests must be made in a form acceptable to us.

TRUST--The Hudson River Trust, a mutual fund in which the assets of separate accounts of insurance companies are invested.

VALUATION PERIOD--Each Business Day together with any preceding non-business days.

FEE TABLE


The purpose of this fee table is to assist you in understanding the various costs and expenses you may bear directly or indirectly under the Certificate so that you may compare them on the same basis with other similar products. The table reflects both the charges of the Separate Account and the expenses of the Trust. Charges for applicable taxes such as state or local premium taxes may also apply. For a complete description of the charges under the Certificate, see "Part 6: Deductions and Charges." For a complete description of the Trust's charges and expenses, see the prospectus for the Trust.

As explained in Part 4, the Guarantee Periods are not a part of the Separate Account and are not covered by the fee table and examples. The only charge shown in the Table which will be deducted from amounts allocated to the Guarantee Periods is the withdrawal charge. However, if there is insufficient value in the Investment Funds all or a portion of the distribution fee and the annual contract fee, if any, will be deducted from your Annuity Account Value in the Guaranteed Period Account rather than from the Investment Funds. See "Part 6: Deductions and Charges." A market value adjustment (either positive or negative) also may be applicable as a result of a withdrawal, transfer or surrender of amounts from a Guarantee Period. See "Part 4: The Guaranteed Period Account."

OWNER TRANSACTION EXPENSES (DEDUCTED FROM ANNUITY ACCOUNT VALUE)
DISTRIBUTION FEE (SALES LOAD) AS A PERCENTAGE OF EACH CONTRIBUTION RECEIVED DURING THE FIRST CONTRACT YEAR (deducted annually on each of the first seven
Processing Dates)(1) ..................................................  0.20%

WITHDRAWAL CHARGE AS A PERCENTAGE OF CONTRIBUTIONS (deducted upon surrender or for certain withdrawals. The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1")(2)

 CONTRACT
    YEAR
----------
     1 ...    7.00%
     2 ...    6.00
     3 ...    5.00
     4 ...    4.00
     5 ...    3.00
     6 ...    2.00
     7 ...    1.00
    8+ ..     0.00


                                                                                       COMBINED      GMDB
                                                                                       GMDB/GMIB     ONLY
                                                                                        BENEFIT     BENEFIT
                                                                                       (PLAN A)    (PLAN B)
                                                                                     -----------  ---------
GMDB/GMIB CHARGES (percentage deducted annually on each Processing Date
 as a percentage of the guaranteed minimum death benefit then in effect)(3)  .......     0.45%       0.20%
ANNUAL CONTRACT FEE (DEDUCTED FROM ANNUITY ACCOUNT VALUE ON EACH PROCESSING
 DATE)(4)
 If the initial contribution is less than $25,000 ..................................           $30
 If the initial contribution is $25,000 or more ....................................            $0
SEPARATE ACCOUNT ANNUAL EXPENSES (AS A PERCENTAGE OF ASSETS IN EACH INVESTMENT
 FUND)
MORTALITY AND EXPENSE RISK CHARGE ..................................................           0.90%
ASSET BASED ADMINISTRATIVE CHARGE ..................................................           0.25%
                                                                                     ----------------------
 TOTAL SEPARATE ACCOUNT ANNUAL EXPENSES ............................................           1.15%
                                                                                     ======================



TRUST ANNUAL EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS IN EACH
PORTFOLIO)



                                                    INVESTMENT PORTFOLIOS
                                -----------------------------------------------------------
                                  CONSERVATIVE     GROWTH      GROWTH &    COMMON
                                   INVESTORS      INVESTORS     INCOME     STOCK     GLOBAL
                                --------------  -----------  ----------  --------  --------
Investment Advisory Fee               0.55%         0.52%        0.55%      0.35%     0.53%



Other Expenses                        0.04%         0.04%        0.05%      0.03%     0.08%
                                --------------  -----------  ----------  --------  --------
 TOTAL TRUST ANNUAL
 EXPENSES(5)                          0.59%         0.56%        0.60%      0.38%     0.61%
                                ==============  ===========  ==========  ========  ========



                                                                           INTERMEDIATE
                                                   AGGRESSIVE    MONEY        GOVT.
                                  INTERNATIONAL      STOCK       MARKET     SECURITIES
                                ---------------  ------------  --------  --------------
Investment Advisory Fee               0.90%           0.46%       0.40%        0.50%
Other Expenses                        0.13%           0.03%       0.04%        0.07%
                                ---------------  ------------  --------  --------------
 TOTAL TRUST ANNUAL
 EXPENSES(5)                          1.03%           0.49%       0.44%        0.57%
                                ===============  ============  ========  ==============

------------

   Notes:

   (1)The amount deducted is based on contributions that have not been withdrawn. See "Part 6: Deductions and Charges," "Distribution Fee."

   (2)Deducted upon a withdrawal with respect to amounts in excess of the 15% free corridor amount, and upon a surrender. See "Part 6: Deductions and Charges," "Withdrawal Charge." We reserve the right to impose an administrative charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year. See "Withdrawal Processing Charge" also in Part 6.

   (3)Plan A provides a combined guaranteed minimum death benefit (GMDB) and guaranteed minimum income benefit (GMIB). Plan B provides a GMDB Only Benefit. See "Part 6: Deductions and Charges," "Charges for Combined GMDB/GMIB Benefit (Plan A) and Charges for GMDB Only Benefit (Plan B)."

   (4)This charge is incurred at the beginning of the Contract Year and deducted on the Processing Date. See "Part 6: Deductions and Charges," "Annual Contract Fee."

   (5)Expenses shown for all Portfolios are for the fiscal year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995, is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. See "Trust Charges to Portfolios" in Part 6.


EXAMPLES


The examples below show the expenses that a hypothetical Certificate Owner would pay under the Combined GMDB/GMIB Benefit (Plan A) and under the GMDB Only Benefit (Plan B) in the two situations noted below assuming a $1,000 contribution invested in one of the Investment Funds listed, and a 5% annual return on assets.(1) The annual contract fee was computed based on an initial contribution of $10,000.


These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


                 COMBINED GMDB/GMIB BENEFIT (PLAN A) ELECTION



IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,
THE EXPENSES WOULD BE:

                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------  ---------  ---------  ----------
ASSET ALLOCATION
 SERIES:
 Conservative Investors    $90.65    $126.98    $166.16    $294.09
 Growth Investors           90.36     126.08     164.65     291.07
EQUITY SERIES:
 Growth & Income            90.75     127.28     166.66     295.10
 Common Stock               88.57     120.68     155.59     272.70
 Global                     90.85     127.58     167.16     296.11
 International              95.03     140.10     188.01     337.54
 Aggressive Stock           89.66     123.98     161.13     283.94
FIXED INCOME SERIES:
  Money Market              89.16     122.48     158.61     278.85
  Intermediate Govt.
    Securities              90.46     126.38     165.15     292.07







                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


IF YOU DO NOT SURRENDER YOUR CERTIFICATE
AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:

                           1 YEAR    3 YEARS    5 YEARS    10 YEARS
                         --------  ---------  ---------  ----------
ASSET ALLOCATION
 SERIES:
 Conservative Investors    $27.42    $84.33     $144.17    $302.14
 Growth Investors           27.13     83.44      142.67     299.12
EQUITY SERIES:
 Growth & Income            27.52     84.63      144.67     303.14
 Common Stock               25.34     78.03      133.60     280.74
 Global                     27.62     84.93      145.17     304.15
 International              31.80     97.46      166.03     345.61
 Aggressive Stock           26.43     81.33      139.14     292.01
FIXED INCOME SERIES:
  Money Market              25.93     79.83      136.62     286.89
  Intermediate Govt.
    Securities              27.23     83.74      143.18     300.13

                     GMDB ONLY BENEFIT (PLAN B) ELECTION



IF YOU SURRENDER YOUR CERTIFICATE AT THE END OF EACH PERIOD SHOWN,
THE EXPENSES WOULD BE:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                          --------  ---------  ---------  ----------
ASSET ALLOCATION SERIES:
 Conservative Investors     $90.65    $121.66    $155.07    $266.33
 Growth Investors            90.36     120.76     153.56     263.26
EQUITY SERIES:
 Growth & Income             90.75     121.96     155.58     267.36
 Common Stock                88.57     115.35     144.45     244.62
 Global                      90.85     122.27     156.09     268.38
 International               95.03     134.82     177.05     310.42
 Aggressive Stock            89.66     118.65     150.02     256.04
FIXED INCOME SERIES:
  Money Market               89.16     117.15     147.48     250.85
  Intermediate Govt.
    Securities               90.46     121.06     154.06     264.27


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


IF YOU DO NOT SURRENDER YOUR CERTIFICATE
AT THE END OF EACH PERIOD SHOWN, THE
EXPENSES WOULD BE:

                            1 YEAR    3 YEARS    5 YEARS    10 YEARS
                          --------  ---------  ---------  ----------
ASSET ALLOCATION SERIES:
 Conservative Investors     $24.77    $76.04     $129.75    $269.91
 Growth Investors            24.48     75.15      128.24     266.84
EQUITY SERIES:
 Growth & Income             24.87     76.34      130.25     270.93
 Common Stock                22.69     69.72      119.11     248.19
 Global                      24.97     76.64      130.75     271.94
 International               29.15     89.21      151.74     314.02
 Aggressive Stock            23.78     73.04      124.70     259.62
FIXED INCOME SERIES:
  Money Market               23.28     71.53      122.16     254.45
  Intermediate Govt.
    Securities               24.58     75.45      128.74     267.85



------------

Notes:

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Income Annuity Options" in Part 5. The examples do not reflect charges for applicable taxes such as state or local premium taxes that may also be deducted in certain jurisdictions.

CONDENSED FINANCIAL INFORMATION

ACCUMULATION UNIT VALUES

Equitable Life commenced the offering of the Certificates on May 1, 1995. The following table shows the Accumulation Unit Values, as of May 1, 1995 and the last Business Day for the periods shown.



                                               LAST BUSINESS DAY OF
                                        --------------------------------
                           MAY 1, 1995    DECEMBER 1995   SEPTEMBER 1996
                         -------------  ---------------  ---------------
ASSET ALLOCATION SERIES:
 Conservative Investors    $ 14.647383     $ 16.549050      $ 16.558882
 Growth Investors            20.073331       23.593613        25.115630

EQUITY SERIES:
   Growth & Income           10.376155       11.989601        13.060119



 Common Stock               102.335691      124.519251       141.022624
 Global                      19.478146       22.293921        24.080727
 International               10.125278       11.033925        11.735219
 Aggressive Stock            44.025496       54.591448        64.680156

FIXED INCOME SERIES:
 Money Market                23.150932       23.830754        24.547344
 Intermediate Govt.
 Securities                  12.498213       13.424767        13.535782

PART 1: SUMMARY

The following Summary is qualified in its entirety by the terms of the Certificate when issued and the more detailed information appearing elsewhere in this prospectus (see "Prospectus Table of Contents").

WHAT IS THE INCOME MANAGER?

The INCOME MANAGER is a family of annuities designed to provide for retirement income. The Accumulator is a non-qualified deferred annuity designed to provide retirement income at a future date through the investment of funds on an after-tax basis. Generally, earnings will accumulate without being subject to annual income tax, until withdrawn. The Accumulator features a combination of Investment Options, consisting of Investment Funds providing variable returns and Guarantee Periods providing guaranteed interest. Fixed and variable income annuities are also available. The Accumulator may not be available in all states.

INVESTMENT OPTIONS

The Accumulator offers the following Investment Options which permit you to create your own strategy for retirement savings. All available Investment Options may be selected under a Certificate.


INVESTMENT FUNDS

o     Asset Allocation Series: the Conservative Investors and Growth Investors
      Funds

o Equity Series: the Growth & Income, Common Stock, Global, International and Aggressive Stock Funds

o Fixed Income Series: the Money Market and Intermediate Government Securities Funds

GUARANTEE PERIODS


o Guarantee Periods (may not be available in all states) maturing in each of calendar years 1997 through 2007.


CONTRIBUTIONS

o To put a Certificate into effect, you must make an initial contribution of at least $10,000.

o     Subsequent contributions may be made in an amount of at least $1,000.

TRANSFERS

You may make an unlimited number of transfers among the Investment Funds. However, there are restrictions for transfers to and from the Guarantee Periods. Transfers from a Guarantee Period may result in a market value adjustment. Transfers among Investment Options are currently free of charge. Transfers among the Investment Options are not taxable.

FREE LOOK PERIOD

You have the right to examine the Accumulator Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You may cancel it by sending it to our Processing Office. Your refund will equal the Annuity Account Value, reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office.

SERVICES WE PROVIDE

O     REGULAR REPORTS

 o Statement of your Certificate values as of the last day of the calendar year;

 o  Three additional reports of your Certificate values each year;

 o  Annual and semi-annual statements of the Trust; and

 o  Written confirmation of financial transactions.

O     TOLL-FREE TELEPHONE SERVICES

 o Call 1-800-789-7771 for a recording of daily Accumulation Unit Values and Guaranteed Rates applicable to the Guarantee Periods. Also call during our regular business hours to speak to one of our customer service representatives.

O     PROCESSING OFFICE

 O  FOR CONTRIBUTIONS SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group



    Post Office Box 13014
    Newark, NJ 07188-0014

 O  FOR CONTRIBUTIONS SENT BY EXPRESS MAIL:

    Equitable Life
    c/o First Chicago National Processing Center
    300 Harmon Meadow Boulevard, 3rd Floor
    Attn: Box 13014
    Secaucus, NJ 07094

 O FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY REGULAR MAIL:

    Equitable Life
    Income Management Group
    P.O. Box 1547
    Secaucus, NJ 07096-1547

 O FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS) SENT BY EXPRESS MAIL:

    Equitable Life
    Income Management Group
    200 Plaza Drive
    Secaucus, NJ 07096


WITHDRAWAL OPTIONS

 o Lump Sum Withdrawals--Before the Annuity Commencement Date while the Certificate is in effect, you may take Lump Sum Withdrawals from your Certificate at any time. The minimum withdrawal amount is $1,000.

 o Systematic Withdrawals--You may also withdraw funds under our Systematic Withdrawal option, where the minimum withdrawal amount is $250.

 o Systematic Withdrawals Plus Life Contingent Annuity--This option provides systematic withdrawals during a deferral period and lifetime guaranteed annuity payments thereafter. Payments increase each year, subject to availability of Annuity Account Value. The minimum withdrawal amount in the first year must be at least $250.


Withdrawals may be subject to a withdrawal charge and withdrawals from Guarantee Periods prior to their Expiration Dates will result in a market value adjustment. Withdrawals may be subject to income tax and tax penalty.

DEATH BENEFITS


If the Annuitant and successor Annuitant, if any, die before the Annuity Commencement Date, the Accumulator provides a death benefit. The beneficiary will be paid the greater of the Annuity Account Value in the Investment Funds and the guaranteed minimum death benefit (GMDB), plus any death benefit provided with respect to the Guaranteed Period Account.

There are two plans available under the Certificates for providing guaranteed benefits, Plan A and Plan B. Plan A provides both a GMDB and a guaranteed minimum income benefit (described below). Plan B provides a GMDB only.

GUARANTEED MINIMUM INCOME BENEFIT (GMIB)

The GMIB, available under the Combined GMDB/ GMIB Benefit (Plan A), may not currently be available in all states.

The GMIB provides a minimum guaranteed lifetime income from application of the Annuity Account Value in the Investment Funds to purchase the Assured Payment Plan (Life Annuity with a Period Certain). Any amounts in the Guaranteed Period Account will be applied to increase the payments provided under the GMIB. A market value adjustment may apply.


SURRENDERING THE CERTIFICATES

You may surrender a Certificate and receive the Cash Value at any time before the Annuity Commencement Date while the Annuitant is living. Withdrawal charges and a market value adjustment may apply. A surrender may also be subject to income tax and tax penalty.


INCOME ANNUITY OPTIONS

The Certificates provide income annuity options to which amounts may be applied at the Annuity Commencement Date. The income annuity options are offered on a fixed and variable basis.

TAXES

Generally, earnings on contributions made to the Certificate will not be included in your taxable income until distributions are made from the Certificate. Distributions prior to your attaining age 59 1/2 may be subject to tax penalty.

DEDUCTIONS FROM ANNUITY
ACCOUNT VALUE




Distribution Fee

We deduct a sales load annually in an amount of 0.20% of each contribution received during the first Contract Year. This sales load is deducted on each of the first seven Processing Dates. The amount deducted is based on contributions that have not been withdrawn.

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of the initial and each subsequent contribution if a withdrawal exceeds the 15% free corridor amount or if the Certificate is surrendered. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                          CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
 Percentage of
  Contribution     7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%   0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution the Contract Year in which we receive that contribution is "Contract Year 1."


Withdrawal Processing Charge

We reserve the right to impose an administrative charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year.

Charges for Combined GMDB/GMIB Benefit (Plan A)

We deduct a charge annually on each Processing Date for providing the Combined GMDB/GMIB Benefit (Plan A). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.45%.

Charges for GMDB Only Benefit (Plan B)

We deduct a charge annually on each Processing Date for providing the GMDB Only Benefit (Plan B). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.20%.


Annual Contract Fee

The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution is $25,000 or more.

Charges for State Premium and Other Applicable Taxes

Generally, we deduct a charge for premium or other applicable taxes from the Annuity Account Value on the Annuity Commencement Date. The current tax charge that might be imposed varies by state and ranges from 0 to 3.5% (the rate is 1% in Puerto Rico and 5% in the Virgin Islands).

DEDUCTIONS FROM INVESTMENT FUNDS

Mortality and Expense Risk Charge

We charge each Investment Fund a daily asset based charge for mortality and expense risks equivalent to an annual rate of 0.90%.

Asset Based Administrative Charge

We charge each Investment Fund a daily asset based charge to cover a portion of the administrative expenses under the Certificate equivalent to an annual rate of 0.25%.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.

PART 2: EQUITABLE LIFE, THE SEPARATE ACCOUNT
AND THE INVESTMENT FUNDS

EQUITABLE LIFE

Equitable Life is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our home office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the Holding Company). The largest stockholder of the Holding Company is AXA S.A. AXA beneficially owns 60.6% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.


Equitable Life, the Holding Company and their subsidiaries managed approximately $217.6 billion of assets as of June 30, 1996.


SEPARATE ACCOUNT NO. 45

Separate Account No. 45 is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 Act). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and the Certificate Owner's Accumulation Units may be worth more or less than the original cost when redeemed.

Under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct. Income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income gains or losses. We are the issuer of the Certificates, and the obligations set forth in the Certificates (other than those of Annuitants or Certificate Owners) are our obligations.

In addition to contributions made under the Accumulator Certificates, we may allocate to the Separate Account monies received under other contracts, certificates, or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Accumulator Certificates or to other contracts, certificates or agreements, or we may transfer the excess to our General Account.

We reserve the right, subject to compliance with applicable law; (1) to add Investment Funds (or sub-funds of Investment Funds) to, or to remove Investment Funds (or sub-funds) from, the Separate Account, or to add other separate accounts; (2) to combine any two or more Investment Funds or sub-funds thereof; (3) to transfer the assets we determine to be the share of the class of contracts to which the Certificate belongs from any Investment Fund to another Investment Fund; (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act, in which case charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against the Separate Account; (5) to deregister the Separate Account under the 1940 Act, provided that such action conforms with the requirements of applicable law; (6) to restrict or eliminate any voting rights as to the Separate Account; and (7) to cause one or more Investment Funds to invest some or all of their assets in one or more other trusts or investment companies. If any changes are made that result in a material change in the underlying investment policy of an Investment Fund, you will be notified as required by law.

THE TRUST

The Trust is an open-end diversified management investment company, more commonly called a mu-tual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate. More detailed information about the Trust, its investment objec-tives, policies, restrictions, risks, expenses and all other aspects of its operations appears in its prospectus which accompanies this prospectus or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER


The Trust is advised by Alliance Capital Management L.P. (Alliance), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly-traded limited partnership, is indirectly majority-owned by Equitable Life. On June 30, 1996, Alliance was managing over $168 billion in assets. Alliance acts as an investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs more than 188 investment professionals, including 74 research analysts. Portfolio managers have an average investment experience of more than 14 years.


Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:

PORTFOLIO                    INVESTMENT POLICY                                     OBJECTIVE
---------------------------  ----------------------------------------------------  -----------------------------
ASSET ALLOCATION SERIES:

Conservative Investors       Diversified mix of publicly-traded, fixed-income and  High total return without, in
                             equity securities; asset mix and security selection   the adviser's opinion, undue
                             are primarily based upon factors expected to reduce   risk to principal
                             risk. The Portfolio is generally expected to hold
                             approximately 70% of its assets in fixed income
                             securities and 30% in equity securities.

Growth Investors             Diversified mix of publicly-traded, fixed-income and  High total return consistent
                             equity securities; asset mix and security selection   with the adviser's
                             based upon factors expected to increase possibility   determination of reasonable
                             of high long-term return. The Portfolio is generally  risk expected to hold approximately 70% of its assets in
                             equity securities and 30% in fixed income
                             securities.

EQUITY SERIES:

Growth & Income              Primarily income producing common stocks and          High total return through a
                             securities convertible into common stocks.            combination of current income
                                                                                   and capital appreciation

Common Stock                 Primarily common stock and other equity-type          Long-term growth of capital
                             instruments.                                          and increasing income

Global                       Primarily equity securities of non-United States as   Long-term growth of capital
                             well as United States companies.

International                Primarily equity securities selected principally to   Long-term growth of capital
                             permit participation in non-United States companies
                             with prospects for growth.

Aggressive Stock             Primarily common stocks and other equity-type         Long-term growth of capital
                             securities issued by medium and other smaller sized
                             companies with strong growth potential.

FIXED INCOME SERIES:

Money Market                 Primarily high quality short-term money market        High level of current income
                             instruments.                                          while preserving assets and
                                                                                   maintaining liquidity

Intermediate Government      Primarily debt securities issued or guaranteed by     High current income
Securities                   the U.S. government, its agencies and                 consistent with relative
                             instrumentalities. Each investment will have a final  stability of principal maturity of not more than 10 years or a duration not
                             exceeding that of a 10-year Treasury note.

PART 3: INVESTMENT PERFORMANCE


This Part presents performance data for each of the Investment Funds calculated by two methods. The first method, used in calculating values for the two tables in "Performance Data for a Certificate," reflects all applicable fees and charges other than the charge for tax such as premium taxes. The second method, used in preparing rates of return for the three tables in "Rate of Return Data for Investment Funds," reflects all fees and charges other than the distribution fee, the withdrawal charge, the GMDB/ GMIB charge, the annual contract fee and the charge for tax such as premium taxes. These additional charges would effectively reduce the rates of return credited to a particular Certificate.


The Separate Account commenced operations in May 1995 and no Certificates were issued prior to that date. The calculations of investment performance shown below are based on the actual investment results of the Portfolios of the Trust, from which certain fees and charges applicable under the Accumulator have been deducted. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Certificate.

See "Part 4: The Guaranteed Period Account" for information on the Guaranteed Period Account.

PERFORMANCE DATA FOR A CERTIFICATE

The standardized performance data in the following tables illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and the surrender of the Certificate at the end of each period. These tables (which reflect the first calcu lation method described above) are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Each calculation assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or subsequent contributions were made and no amounts were allocated to any other Investment Option under the Certificate.

In order to calculate annualized rates of return, we divide the Cash Value of a Certificate which is surrendered on December 31, 1995 by the $1,000 contribution made at the beginning of each period illustrated. The annual contract fee is computed based on an initial contribution of $10,000. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.


GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1995*



                                      LENGTH OF INVESTMENT PERIOD
                        -----------------------------------------------------
       INVESTMENT                   THREE      FIVE      TEN         SINCE
          FUND           ONE YEAR   YEARS     YEARS     YEARS     INCEPTION**
----------------------  --------  --------  --------  --------  -------------
ASSET ALLOCATION SERIES:
Conservative Investors    $1,117    $1,160    $1,448       --       $ 1,558
Growth Investors           1,176     1,285     1,994       --         2,243
EQUITY SERIES:
Growth & Income            1,154       --        --        --         1,122
Common Stock               1,236     1,484     2,082    $3,458       11,394
Global                     1,102     1,519     1,936       --         2,076
International               --        --        --         --         1,030
Aggressive Stock           1,228     1,350     2,438       --         5,198

GROWTH OF $1,000 UNDER A CERTIFICATE SURRENDERED ON DECEMBER 31, 1995*
(CONTINUED)



                                            LENGTH OF INVESTMENT PERIOD
                               ----------------------------------------------------
          INVESTMENT              ONE     THREE      FIVE      TEN         SINCE
             FUND                YEAR     YEARS     YEARS     YEARS     INCEPTION**
-----------------------------  -------  --------  --------  --------  -------------
FIXED INCOME SERIES:
Money Market                    $  972    $1,020    $1,098    $1,479      $2,156
Intermediate Govt. Securities    1,047     1,083       --        --        1,265

    [FN]
------------


   * See footnotes below.

        AVERAGE ANNUAL TOTAL RETURN UNDER A CERTIFICATE SURRENDERED ON
                              DECEMBER 31, 1995*



                                            LENGTH OF INVESTMENT PERIOD
                               ---------------------------------------------------
          INVESTMENT                       THREE    FIVE      TEN         SINCE
             FUND               ONE YEAR   YEARS    YEARS    YEARS     INCEPTION**
-----------------------------  --------  -------  -------  --------  -------------
ASSET ALLOCATION SERIES:
Conservative Investors           11.72%     5.07%    7.69%     --          6.53%
Growth Investors                 17.62      8.73    14.80      --         12.23
EQUITY SERIES:
Growth & Income                  15.35       --       --       --          3.90
Common Stock                     23.63     14.07    15.80    13.21%       12.94
Global                           10.15     14.95    14.12      --          8.45
International                      --        --       --       --          3.04
Aggressive Stock                 22.83     10.51    19.51      --         17.92
FIXED INCOME SERIES:
Money Market                     (2.77)     0.66     1.89     3.99         5.25
Intermediate Govt. Securities     4.73      2.68      --       --          4.81

------------


    * The tables reflect charges under a Certificate with the 0.45% GMDB/GMIB charge.

   ** The "Since Inception" dates are as follows: Conservative Investors
      (October 2, 1989); Growth Investors (October 2, 1989); Growth & Income (October 1, 1993); Common Stock (January 13, 1976); Global (August 27,
      1987); International (April 3, 1995); Aggressive Stock (January 27,
      1986); Money Market (July 13, 1981); and Intermediate Government Securities (April 1, 1991). The "Since Inception" numbers for the International Fund are unannualized.


RATE OF RETURN DATA FOR INVESTMENT FUNDS

The following tables (which reflect the second calculation method described above) provide you with information on rates of return on an annualized, cumulative and year-by-year basis.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

Performance data of the Money Market and Common Stock Funds for the periods prior to March 22, 1985, reflect the investment results of two open-end management separate accounts (the "predecessor separate accounts") which were reorganized in unit investment trust form. The "Since Inception" figures for these Funds are based on the date of inception of the predecessor separate accounts. This performance data has been adjusted to reflect the maximum investment advisory fee payable for the corresponding Portfolio of the Trust as well as an assumed charge of 0.06% for direct operating expenses.

Performance data for the remaining Investment Funds reflect (i) the investment results of the corresponding Portfolios of the Trust from the date of inception of those Portfolios and (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio.

The performance data for all periods has also been adjusted to reflect the Separate Account mortality and expense risk charge, and the asset based administrative charge equal to a total of 1.15% relating to the Certificates, as well as the Trust's expenses.

BENCHMARKS

Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Nor do they reflect other charges such as the mortality and expense risk charge and the asset based administrative charge under the Certificates. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income.

PORTFOLIO INCEPTION DATES AND COMPARATIVE BENCHMARKS:

Asset Allocation Series:

CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% Standard & Poor's 500 Index.

GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% Standard & Poor's 500 Index.

Equity Series:

GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index and 25% Value Line Convertible Index.

COMMON STOCK: January 13, 1976; Standard & Poor's 500 Index.

GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index.


INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index.


AGGRESSIVE STOCK: January 27, 1986; 50% Standard & Poor's Mid-Cap Total Return Index and 50% Russell 2000 Small Stock Index.

Fixed Income Series:

MONEY MARKET: July 13, 1981; Salomon Brothers Three-Month T-Bill Index.

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index.


The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the Accumulator performance relative to other variable annuity products.


ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:*


                                                                                        SINCE
                              1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                            --------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS        19.02%      7.32%      8.89%       --          --          8.39%
 Lipper Income                21.25       9.65      11.99        --          --          9.79
 Benchmark                    24.11      10.41      11.73        --          --         10.55
GROWTH INVESTORS              24.92      10.87      15.77        --          --         14.70
 Lipper Flexible Portfolio    21.58       9.32      11.43        --          --          9.44
 Benchmark                    32.05      13.35      14.70        --          --         11.97
EQUITY SERIES:
GROWTH & INCOME               22.65        --         --         --          --          8.40
 Lipper Growth & Income       31.18        --         --         --          --         12.76
 Benchmark                    34.93        --         --         --          --         15.45
COMMON STOCK                  30.93      16.05      16.80      13.84%      13.06%       13.47
  Lipper Growth               31.08      12.09      15.53      12.05       12.26        12.25
  Benchmark                   37.54      15.30      16.57      14.87       14.79        14.24

                                                                                          SINCE
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              --------  ---------  ---------  ----------  ----------  -----------
GLOBAL                          17.45%     16.86%     15.16%       --           --         10.09%
 Lipper Global                  13.87      13.45       9.10        --           --          2.52
 Benchmark                      20.72      15.83      11.74        --           --          6.75
INTERNATIONAL                     --         --         --         --           --       10.34**
 Lipper International             --         --         --         --           --       12.21**
 Benchmark                        --         --         --         --           --        9.17**
AGGRESSIVE STOCK                30.13      12.61      20.35        --           --         18.59
 Lipper Small Company Growth    28.19      15.26      25.72        --           --         16.06
 Benchmark                      29.69      13.67      20.16        --           --         13.58
FIXED INCOME SERIES:
MONEY MARKET                     4.53       3.04       3.29       4.81%         --          6.19
 Lipper Money Market             4.35       2.88       3.10       4.71          --          6.27
 Benchmark                       5.74       4.34       4.47       5.77          --          7.09
INTERMEDIATE GOVERNMENT
SECURITIES                      12.03       4.99        --         --           --          6.43
  Lipper Gen. U.S. Government   15.47       6.27        --         --           --          7.87
  Benchmark                     14.41       6.74        --         --           --          8.17

------------

    * See footnote on next page.

   ** Unannualized.

CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:*

                                                                                          SINCE
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              --------  ---------  ---------  ----------  ----------  -----------
ASSET ALLOCATION SERIES:
CONSERVATIVE INVESTORS          19.02%     23.60%     53.06%       --          --          65.42%
 Lipper Income                  21.25      31.95      76.42        --          --          79.42
 Benchmark                      24.11      34.58      74.09        --          --          87.24
GROWTH INVESTORS                24.92      36.28     108.00        --          --         135.55
 Lipper Flexible Portfolio      21.58      30.92      72.73        --          --          76.92
 Benchmark                      32.05      45.64      98.56        --          --         102.72
EQUITY SERIES:
GROWTH & INCOME                 22.65        --        --          --          --          19.89
 Lipper Growth & Income         31.18        --        --          --          --          31.42
 Benchmark                      34.93        --        --          --          --          38.14
COMMON STOCK                    30.93      56.29     117.35      265.55%     530.07%    1,146.22
 Lipper Growth                  31.08      41.29     107.30      215.49      483.45       920.87
 Benchmark                      37.54      53.30     115.25      300.11      692.18     1,327.94
GLOBAL                          17.45      59.57     102.53        --          --         123.08
 Lipper Global                  13.87      46.36      55.44        --          --          23.09
 Benchmark                      20.72      55.39      74.20        --          --          72.38
INTERNATIONAL                     --         --        --          --          --          10.34**
 Lipper International             --         --        --          --          --          12.21**
 Benchmark                        --         --        --          --          --           9.17**
AGGRESSIVE STOCK                30.13      42.79     152.49        --          --         443.46
 Lipper Small Company Growth    28.19      55.24     268.67        --          --         337.96
 Benchmark                      29.69      46.89     150.49        --          --         254.09
FIXED INCOME SERIES:
MONEY MARKET                     4.53       9.40      17.55       59.97        --         138.38
  Lipper Money Market            4.35       8.87      16.48       58.55        --         140.42
  Benchmark                      5.74      13.58      24.45       75.23        --         170.07

------------

    * See footnote on next page.

   ** Unannualized.

                                                                                          SINCE
                                1 YEAR    3 YEARS    5 YEARS    10 YEARS    15 YEARS    INCEPTION
                              --------  ---------  ---------  ----------  ----------  -----------
INTERMEDIATE GOVERNMENT
SECURITIES                      12.03%     15.72%       --          --          --        34.43 %
 Lipper Gen. U.S. Government    15.47      20.05        --          --          --        43.43
 Benchmark                      14.41      21.60        --          --          --        45.17

YEAR-BY-YEAR RATES OF RETURN*

                         1983      1984       1985      1986      1987       1988
                      --------  ---------  --------  --------  ---------  --------
ASSET ALLOCATION
 SERIES:
CONSERVATIVE
 INVESTORS                --         --        --        --        --         --
GROWTH INVESTORS          --         --        --        --        --         --
EQUITY SERIES:
GROWTH & INCOME           --         --        --        --        --         --
COMMON STOCK***         24.67%     (3.09)%   31.91%    16.02%      6.21%    21.03%
GLOBAL                    --         --        --        --      (13.62)     9.61
INTERNATIONAL             --        --         --        --        --         --
AGGRESSIVE STOCK          --         --        --      33.83       6.06     (0.03)
FIXED INCOME SERIES:
MONEY MARKET***          7.70       9.59      6.91      5.39       5.41      6.09
INTERMEDIATE
 GOVERNMENT                                                                   --
 SECURITIES               --         --        --        --        --

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                        1989      1990      1991      1992      1993      1994       1995
                      -------  --------  --------  --------  --------  ---------  --------
ASSET ALLOCATION
 SERIES:
CONSERVATIVE
 INVESTORS               2.79%    5.14%    18.51%     4.50%     9.54%     (5.20)%   19.02%
GROWTH INVESTORS         3.53     9.39     47.19      3.69     13.95      (4.27)    24.92
EQUITY SERIES:
GROWTH & INCOME           --       --        --        --      (0.55)     (1.72)    22.65
COMMON STOCK***         24.16    (9.17)    36.30      2.03     23.39      (3.26)    30.93
GLOBAL                  25.29    (7.15)    29.06     (1.65)    30.60       4.02     17.45
INTERNATIONAL              --       --        --        --        --         --     10.34
AGGRESSIVE STOCK        41.86     6.92     84.73     (4.28)    15.41      (4.92)    30.13
FIXED INCOME SERIES:
MONEY MARKET***          7.93     6.99      4.97      2.37      1.78       2.82      4.53
INTERMEDIATE
 GOVERNMENT
 SECURITIES               --       --      11.30      4.38      9.27      (5.47)    12.03

------------

     * Returns do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge, the annual contract fee and any charges for state premium and other applicable taxes.


    ** Unannualized.
***    Prior to 1983 the Year-by-Year Rates of Return were:

                                    1976   1977    1978    1979   1980    1981    1982
                                  ------  ------  ------ ------  ------  ------ ------
  COMMON STOCK                     8.20% (10.28)%  6.99%  28.35% 48.39% (6.94)%  16.22%
  MONEY MARKET                       -       -       -      -       -     5.71   11.72

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are shown under "Benchmarks" and "Fund Inception Dates and Comparative Benchmarks" in this Part 3, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors approximately 760 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Certificate Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times, and The Wall Street Journal.

MONEY MARKET FUND AND INTERMEDIATE GOVERNMENT SECURITIES FUND YIELD
INFORMATION

The current yield and effective yield of the Money Market Fund and Intermediate Government Securities Fund may appear in reports and promotional material to current or prospective Certificate Owners.

Money Market Fund


Current yield for the Money Market Fund will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly. Money Market Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the distribution fee, withdrawal charge, GMDB/GMIB charge and any charge for tax such as premium tax. See "Part 4: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.


Intermediate Government Securities Fund

Current yield for the Intermediate Government Securities Fund will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months). "Effective yield" is calculated in a manner similar to that used to calculate current yield, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded monthly.


Intermediate Government Securities Fund yields and effective yields assume the deduction of all Certificate charges and expenses other than the distribution fee, withdrawal charge, GMDB/GMIB charge and any charge for tax such as premium tax. See "Part 4: Money Market Fund and Intermediate Government Securities Fund Yield Information" in the SAI.

PART 4: THE GUARANTEED PERIOD ACCOUNT

GUARANTEE PERIODS

Each amount allocated to a Guarantee Period and held to the Period's Expiration Date accumulates interest at a Guaranteed Rate. The Guaranteed Rate for each allocation is the annual interest rate applicable to new allocations to that Guarantee Period, which was in effect on the Transaction Date for the allocation. We may establish different Guaranteed Rates under different classes of Certificates. We use the term GUARANTEED PERIOD AMOUNT to refer to the amount allocated to and accumulated in each Guarantee Period. The Guaranteed Period Amount is reduced or increased by any market value adjustment as a result of withdrawals, transfers or charges (see below).

Your Guaranteed Period Account contains the Guarantee Periods to which you have allocated Annuity Account Value. On the Expiration Date of a Guarantee Period, its Guaranteed Period Amount and its value in the Guaranteed Period Account are equal. We call the Guaranteed Period Amount on an Expiration Date the Guarantee Period's Maturity Value. We report the Annuity Account Value in your Guaranteed Period Account to reflect any market value adjustment that would apply if all Guaranteed Period Amounts were withdrawn as of the calculation date. The Annuity Account Value in the Guaranteed Period Account on any Business Day, therefore, will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to each such Guarantee Period on such date.

Guarantee Periods and Expiration Dates


We currently offer Guarantee Periods ending on February 15th for each of the maturity years 1997 through 2007.

Not all Guarantee Periods will be available for Annuitants ages 76 and above. See "Allocation of Contributions" in Part 5. Also, the Guarantee Periods may not be available for investment in all states. As Guarantee Periods expire we expect to add maturity years so that generally 10 are available at any time.

We will not accept allocations to a Guarantee Period if, on the Transaction
Date:


o Such Transaction Date and the Expiration Date for such Guarantee Period fall within the same calendar year.
o  The Guaranteed Rate is 3%.
o The Guarantee Period has an Expiration Date beyond the February 15th immediately following the Annuity Commencement Date.

Guaranteed Rates and Price Per $100 of Maturity Value

Because the Maturity Value of a contribution allocated to a Guarantee Period can be determined at the time it is made, you can determine the amount required to be allocated to a Guarantee Period in order to produce a target Maturity Value (assuming no transfers or withdrawals are made and no charges are allocated to the Guarantee Period). The required amount is the present value of that Maturity Value at the Guaranteed Rate on the Transaction Date for the contribution, which may also be expressed as the price per $100 of Maturity Value on such Transaction Date.


Guaranteed Rates for new allocations as of October 1, 1996 and the related price per $100 of Maturity Value for each currently available Guarantee Period were as follows:



    GUARANTEE
  PERIODS WITH      GUARANTEED
 EXPIRATION DATE    RATE AS OF   PRICE PER $100
FEBRUARY 15TH OF    OCTOBER 1,    OF MATURITY
  MATURITY YEAR        1996          VALUE
----------------  ------------  --------------
       1997           4.21%          $98.46
       1998           4.80            93.76
       1999           5.10            88.86
       2000           5.29            84.03
       2001           5.41            79.40
       2002           5.52            74.90
       2003           5.65            70.43
       2004           5.66            66.62
       2005           5.80            62.34
       2006           5.92            58.30
       2007           6.03            54.45


Allocation Among Guarantee Periods

The same approach as described above may also be used to determine the amount which you would need to allocate to each Guarantee Period in order to create a series of constant Maturity Values for two or more years.




For example, if you wish to have $100 mature on February 15th of each of years 1997 through 2001, then according to the above table the lump sum contribution you would have to make as of

October 1, 1996 would be $444.51 (i.e., the sum of the price per $100 of Maturity Value for each maturity year from 1997 through 2001).


The above table is provided to illustrate the use of present value calculations. It does not take into account the potential for charges to be deducted or withdrawals or transfers from Guarantee Periods. Actual calculations will also be based on Guaranteed Rates on each actual Transaction Date, which may differ.

Options at Expiration Date

We will notify you on or before December 31st prior to the Expiration Date of each Guarantee Period in which you have any Guaranteed Period Amount. You may elect one of the following options to be effective at the Expiration Date, subject to the restrictions set forth on the prior page and under "Allocation of Contributions" in Part 5:

  (a) to transfer the Maturity Value into any Guarantee Period we are then offering, or into any of our Investment Funds; or

  (b) to withdraw the Maturity Value (subject to any withdrawal charges which may apply).

If we have not received your election as of the Expiration Date, the Maturity Value in the expired Guarantee Period will be transferred into the Guarantee Period with the earliest Expiration Date.

MARKET VALUE ADJUSTMENT FOR
TRANSFERS, WITHDRAWALS OR SURRENDER
PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, surrender and deductions) from a Guarantee Period prior to its Expiration Date will cause any remaining Guaranteed Period Amount for that Guarantee Period to be increased or decreased by a market value adjustment. The amount of the adjustment will depend on two factors: (a) the difference between the Guaranteed Rate applicable to the amount being withdrawn and the Guaranteed Rate on the Transaction Date for new allocations to a Guarantee Period with the same Expiration Date, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally allocated to a Guarantee Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Annuity Account Value in the Guaranteed Period Account related to longer term Guarantee Periods.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Guarantee Period will be determined for each contribution allocated to that Guarantee Period as follows:

(1) We determine the present value of the Maturity Value on the Transaction Date as follows:

  (a) We determine the Guaranteed Period Amount that would be payable on the Expiration Date, using the applicable Guaranteed Rate.

  (b) We determine the period remaining in your Guarantee Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year. For example three years and 12 days becomes 3.0329.

  (c) We determine the current Guaranteed Rate which applies on the Transaction Date to new allocations to the same Guarantee Period.

  (d) We determine the present value of the Guaranteed Period Amount payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)    We determine the Guaranteed Period Amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Guarantee Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Guarantee Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Guarantee Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Guarantee Period by (ii) the Annuity Account Value in such Guarantee Period prior to the withdrawal or transfer. See Appendix I for an example.

The Guaranteed Rate for new allocations to a Guarantee Period is the rate we have in effect for this purpose even if new allocations to that Guarantee Period would not be accepted at the time. This rate will not be less than 3%. If we do not have a Guaranteed Rate in effect for a Guarantee Period to which the "current Guaranteed Rate" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new

Guarantee Periods, the "current Guaranteed Rate" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.25% to the current rate in (1)(c) above.

DEATH BENEFIT AMOUNT

The death benefit provided with respect to the Guaranteed Period Account is equal to the Annuity Account Value in the Guaranteed Period Account or, if greater, the sum of the Guaranteed Period Amounts in each Guarantee Period. See "Annuity Account Value" in Part 5.

INVESTMENTS

Amounts allocated to Guarantee Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. This separate account provides an additional measure of assurance that full payment of amounts due under the Guarantee Periods will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the Certificates are not chargeable with liabilities arising out of any other business we may conduct.

Investments purchased with amounts allocated to the Guaranteed Period Account are the property of Equitable Life. Any favorable investment performance on the assets held in the separate account accrues solely to Equitable Life's benefit. Certificate Owners do not participate in the performance of the assets held in this separate account. Equitable Life may, subject to applicable state law, transfer all assets allocated to the separate account to its general account. Regardless of whether assets supporting Guaranteed Period Accounts are held in a separate account or our general account, all benefits relating to the Annuity Account Value in the Guaranteed Period Account are guaranteed by Equitable Life.

Equitable Life has no specific formula for establishing the Guaranteed Rates for the Guarantee Periods. Equitable Life expects the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Guarantee Periods at the time that the Guaranteed Rates are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Guarantee Periods.

Although the foregoing generally describes Equitable Life's plans for investing the assets supporting Equitable Life's obligations under the fixed portion of the Certificates, Equitable Life is not obligated to invest those assets according to any particular plan except as may be required by state insurance laws, nor will the Guaranteed Rates Equitable Life establishes be determined by the performance of the nonunitized separate account.

General Account


Our general account supports all of our policy and contract guarantees, including those applicable to the Guaranteed Period Account, as well as our general obligations. Amounts applied under the Life Contingent Annuity become part of the general account. See "Systematic Withdrawals Plus Life Contingent Annuity" in Part 5.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptions and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 Act), nor is the general account an investment company under the 1940 Act. Accordingly, neither the general account nor the Life Contingent Annuity is subject to regulation under the 1933 Act or the 1940 Act. However, the market value adjustment interests under the Certificates are registered under the 1933 Act.

We have been advised that the staff of the SEC has not made a review of the disclosure that is included in this prospectus for your information that relates to the general account (other than market value adjustment interests) and the Life Contingent Annuity. The disclosure, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

        PART 5: PROVISIONS OF THE CERTIFICATES AND SERVICES WE PROVIDE

The provisions of your Certificate may be restricted by applicable laws or regulations.

AVAILABILITY OF THE CERTIFICATES


The Certificates are available for Annuitant issue ages 20 through 83. These Certificates may not be available in all states.


CONTRIBUTIONS UNDER THE CERTIFICATES

Your initial contribution must be at least $10,000.


Subsequent contributions may be made in an amount of at least $1,000 at any time up until the Annuitant attains age 84. We may refuse to accept any contributions if the sum of all contributions under all INCOME MANAGER accumulation Certificates with the same Annuitant would then total more than $1,000,000. We reserve the right to limit aggregate contributions made after the first Contract Year to 150% of first year contributions. We may also refuse to accept any contribution if the sum of all contributions under all Equitable annuity accumulation certificates/contracts that you own would then total more than $2,500,000.


Contributions are credited as of the Transaction Date.

METHODS OF PAYMENT

Except as indicated below, all contributions must be made by check. All contributions made by check must be drawn on a bank or credit union in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. All contributions should be sent to Equitable Life at our Processing Office address designated for contributions.

Wire Transmittals

We will accept, by agreement with broker-dealers who use wire transmittals, transmittal of initial contributions by wire order from the broker-dealer to the Processing Office. Such transmittals must be accompanied by essential information we require to allocate the contribution.

Contributions accepted by wire order will be invested at the value next determined following receipt for contributions allocated to the Investment Funds. Contributions allocated to the Guaranteed Period Account will receive the Guaranteed Rate(s) in effect for the applicable Guarantee Period(s) on the date contributions are received. Wire orders not accompanied by complete information, may be retained for a period not exceeding five Business Days while an attempt is made to obtain the required information. If the required information cannot be obtained within those five Business Days, the Processing Office will inform the broker-dealer, on behalf of the applicant, of the reasons for the delay and return the contribution immediately to the applicant, unless the applicant specifically consents to our retaining the contribution until the required information is received by the Processing Office.

Notwithstanding the acceptance by us of the wire order and the essential information, however, a Certificate will not be issued until the receipt and acceptance of a properly completed application. During the time from receipt of the initial contribution until a signed application is received from the Certificate Owner, no other financial transactions may be requested.

If an application is not received within ten days of receipt of the initial contribution via wire order, or if an incomplete application is received and cannot be completed within ten days of receipt of the initial contribution, the amount of the initial contribution will be returned to the applicant.

After your Certificate has been issued, subsequent contributions may be transmitted by wire.

ALLOCATION OF CONTRIBUTIONS

You have two options from which to choose for allocation of your contributions: Self-Directed Allocation and Principal Assurance.

Self-Directed Allocation

You design your own investment program by allocating your contributions among the Investment Options in any way you choose. Your contributions may be allocated to one or up to all of the available Investment Options at any time. We allocate contributions among the Investment Options according to your allocation percentages. Allocations must be in whole percentages. Allocation percentages can be changed at any time by writing to our Processing Office, or by telephone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested. Allocation of the initial contribution is subject to the provisions for the free look period. See "Free Look Period" below. Allocation of any contribution to the Guaranteed Period Account is subject to the following restrictions.






  o No more than 60% of any contribution may be allocated to the Guaranteed Period Account.

  o For Annuitants ages 76 and above, allocations may be made only to Guarantee Periods with maturities of five years or less; however, in no event may allocations be made to Guarantee Periods with maturities beyond the February 15th immediately following the Annuity Commencement Date.


Principal Assurance


This option (available for Annuitant issue ages 20 through 75) is designed to assure that your Maturity Value in a specified Guarantee Period equals your initial contribution, while at the same time allowing you to invest in the Investment Funds. The maturity year you select for such specified Guaranteed Period generally may not be later than 10 years nor earlier than seven years. In order to accomplish this strategy, we will allocate a portion (equal to the present value) of your initial contribution to a Guarantee Period based on the year you select. See "Guaranteed Rates and Price Per $100 of Maturity Value" in Part 4. You may allocate the balance of your contribution to the Investment Funds in any way you choose. Such allocations to the Investment Funds must be in whole percentages. Allocation of the portion of your initial contribution to the Investment Funds is subject to the provisions for the free look period. See "Free Look Period" below.


Principal Assurance may only be elected at issue of your Certificate and assumes no withdrawals or transfers of the amount allocated to the specified Guarantee Period.

Subsequent contributions must be allocated under "Self-Directed Allocation" described above.

Allocations to the Investment Funds

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed on the Transaction Date.

Allocations to the Guaranteed Period Account

Contributions allocated to the Guaranteed Period Account will have the Guaranteed Rate for the specified Guarantee Period offered on the Transaction Date.

FREE LOOK PERIOD

You have the right to examine the Accumulator Certificate for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial owner of a Certificate.

Your refund will equal the Annuity Account Value reflecting any investment gain or loss, and any positive or negative market value adjustment, through the date we receive your Certificate at our Processing Office. Some states may require that we calculate the refund differently. In those states that require that we calculate the refund differently, we may require that any portion of your initial contribution that you request to have allocated to the Investment Funds, be allocated to the Money Market Fund until the end of the free look period.


If Systematic Withdrawals Plus Life Contingent Annuity is elected in the application for the Certificate, your refund will include any amount applied under the Life Contingent Annuity (discussed below).


We follow these same procedures if you change your mind before a Certificate has been issued, but after a contribution has been made. See "Part 8: Tax Aspects of the Certificates" for possible consequences of canceling your Certificate during the free look period.

If you cancel your Certificate during the free look period, we may require that you wait six months before you may apply for a Certificate with us again.

ANNUITY ACCOUNT VALUE

The Annuity Account Value is the sum of the Annuity Account Values in the Investment Funds and the Guaranteed Period Account.


Annuity Account Value in Investment Funds


The Annuity Account Value in an Investment Fund on any Business Day is equal to the number of Accumulation Units in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions and transfers less the sum of Accumulation Units redeemed for withdrawals, transfers or deductions for charges.




The number of Accumulation Units purchased or sold in any Investment Fund equals the dollar amount of the transaction divided by the Accumulation Unit Value for that Investment Fund for the applicable Transaction Date.

The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of the Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the

Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Certificates. A description of the computation of the Accumulation Unit Value is found in the SAI.

Annuity Account Value in Guaranteed Period
Account

The Annuity Account Value in the Guaranteed Period Account on any Business Day will be the sum of the present value of the Maturity Value in each Guarantee Period, using the Guaranteed Rate in effect for new allocations to such Guarantee Period on such date. (This is equivalent to the Guaranteed Period Amount increased or decreased by the full market value adjustment.) The Annuity Account Value, therefore, may be higher or lower than the contributions (less withdrawals) accumulated at the Guaranteed Rate. At the Expiration Date the Annuity Account Value in the Guaranteed Period Account will equal the Maturity Value. See "Part 4: The Guaranteed Period Account."

TRANSFERS AMONG INVESTMENT OPTIONS

At any time prior to the Annuity Commencement Date, you may transfer all or portions of your Annuity Account Value among the Investment Options, subject to the following restrictions.


o Transfers are permitted to or from a Guarantee Period once per quarter during each Contract Year. Such transfers may be made at any time during each quarter.
o Transfers out of a Guarantee Period other than at the Expiration Date will result in a market value adjustment. See "Part 4: The Guaranteed Period Account."
o Transfers to Guarantee Periods are subject to the restrictions set forth under "Guarantee Periods and Expiration Dates" in Part 4 and are limited based on the age of the Annuitant. See "Allocation of Contributions" above.


Transfer requests must be made directly to our Processing Office. Your request for a transfer should specify your Certificate number, the amounts or percentages to be transferred and the Investment Options to and from which the amounts are to be transferred. Your transfer request may be in writing or by telephone.

For telephone transfer requests, procedures have been established by Equitable Life that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation. In light of the procedures established, Equitable Life will not be liable for following telephone instructions that it reasonably believes to be genuine.

We may restrict, in our sole discretion, the use of an agent acting under a power of attorney, such as a market timer, on behalf of more than one Certificate Owner to effect transfers. Any agreements to use market timing services to effect transfers are subject to our rules then in effect and must be on a form satisfactory to us.

A transfer request will be effective on the Transaction Date and the transfer to or from Investment Funds will be made at the Accumulation Unit Value next computed after the Transaction Date. All transfers will be confirmed in writing.

DOLLAR COST AVERAGING

If you have at least $10,000 of Annuity Account Value in the Money Market Fund, you may choose to have a specified dollar amount transferred from the Money Market Fund to other Investment Funds on a monthly basis. The main objective of dollar cost averaging is to attempt to shield your investment from short term price fluctuations. Since the same dollar amount is transferred to other Investment Funds each month, more Accumulation Units are purchased in an Investment Fund if the value per Accumulation Unit is low and fewer Accumulation Units are purchased if the value per Accumulation Unit is high. Therefore, a lower average value per Accumulation Unit may be achieved over the long term. This plan of investing allows you to take advantage of market fluctuations but does not assure a profit or protect against a loss in declining markets.

The dollar cost averaging option may be elected at the time you apply for the Certificate or at a later date. The minimum amount that may be transferred each month is $250. The maximum amount which may be transferred is equal to the Annuity Account Value in the Money Market Fund at the time the option is elected, divided by 12.

The transfer date will be the same calendar day each month as the Contract Date. If, on any transfer date, the Annuity Account Value in the Money Market Fund is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred and the dollar cost averaging option will end. You may change the transfer amount once each Contract Year, or cancel this option by sending us satisfactory notice to our Processing Office at least seven calendar days before the next transfer date.

WITHDRAWAL OPTIONS

The Accumulator is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. You may take withdrawals from your Certificate before the Annuity Commencement Date and while the Annuitant is alive. Three withdrawal options are available: Lump Sum Withdrawals, Systematic Withdrawals and Systematic Withdrawals Plus Life Contingent Annuity. Withdrawals may result in withdrawal charges. See "Part 6:
Deductions and Charges." Withdrawals may also be taxable and subject to tax penalty. See "Part 8: Tax Aspects of the Certificates."


Amounts withdrawn from the Guaranteed Period Account, other than at the Expiration Date, will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

As a deterrent to early withdrawal (generally prior to age 59 1/2) the Code provides certain penalties. We may also be required to withhold income taxes from the amount distributed. These rules are outlined in "Part 8: Tax Aspects of the Certificates."


o LUMP SUM WITHDRAWALS--You may take Lump Sum Withdrawals any time subject to a minimum withdrawal amount of $1,000. A request to withdraw more than 90% of the Cash Value as of the date of the withdrawal will result in the termination of the Certificate and will be treated as a surrender of the Certificate for its Cash Value. See "Surrendering the Certificates to Receive the Cash Value," below.


  To make a Lump Sum Withdrawal, you must submit a request satisfactory to us which specifies the Investment Options from which the Lump Sum Withdrawal will be taken. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will usually be mailed within seven calendar days thereafter, but we may delay payment as described in "When Payments Are Made" below. If we receive only partially completed information, our Processing Office will contact you for specific instructions before your request can be processed.


o SYSTEMATIC WITHDRAWALS--Systematic Withdrawals provide level percentage or level amount payouts. You may choose to receive Systematic Withdrawals on a monthly, quarterly or annual frequency. You select a dollar amount or percentage of the Annuity Account Value to be withdrawn, subject to a maximum of 1.2% monthly, 3.6% quarterly and 15.0% annually, but in no event may any payment be less than $250. If at the time a Systematic Withdrawal is to be made, the withdrawal amount would be less than $250, no payment will be made and your Systematic Withdrawal election will terminate.


  You select the date of the month when the withdrawals will be made, but you may not choose a date later than the 28th day of the month. If no date is selected, withdrawals will be made on the same calendar day of the month as the Contract Date. The commencement of payments under the Periodic Withdrawal option may not be elected to start sooner than 28 days after issue of the Certificate.


  You may elect Systematic Withdrawals at any time by completing the proper form and sending it to our Processing Office. You may change the payment frequency of your Systematic Withdrawals once each Contract Year or cancel this withdrawal option at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. You may also change the amount or percentage of your Systematic Withdrawals once in each Contract Year. However, you may not change the amount or percentage in any Contract Year where you have previously taken another withdrawal under the Lump Sum Withdrawals option described above.

o SYSTEMATIC WITHDRAWALS PLUS LIFE CONTINGENT ANNUITY--This option is available for election under Certificates with the GMDB Only Benefit (Plan B) at ages 60 through 75 if you are the Owner and Annuitant under the Certificate. This option provides systematic withdrawals during a deferral period and guaranteed annuity payments thereafter for your lifetime (SINGLE LIFE) or the lifetime of you and a joint Annuitant (JOINT & SURVIVOR) you designate. Withdrawals you receive during the deferral period are made from the Annuity Account Value under your Certificate, and are followed by Life Contingent Annuity payments (described below). Deferral period withdrawals in the first year are designed to equal 6% of the initial contribution (or Annuity Account Value at time of election), with withdrawals increasing by 3% each year thereafter. The first payment under the Life Contingent Annuity will be 3% greater than the final withdrawal scheduled to be made at the end of the deferral period and will increase annually on each anniversary of the payment start date based on the annual increase, if any, in the Consumer Price Index, but in no event greater than 3% per year.






  You may elect this option at any time by completing the proper form. You select the length of the deferral period subject to a minimum of seven years and a maximum of 15 years. You may choose to receive withdrawals on a monthly, quarterly or annual mode, subject to a minimum of $250 in the first year. All withdrawals will be made on the 15th of the month. Withdrawals will begin one payment mode after the Contract Date or effective date of the option. You may cancel your Systematic Withdrawals at any time by sending notice in a form satisfactory to us. The notice must be received at our Processing Office at least seven calendar days prior to the next scheduled withdrawal date. If you cancel the Systematic Withdrawals, the Life Contingent Annuity will still be in effect and payments will begin on the scheduled initial payment date. The Life Contingent Annuity may only be cancelled during its Free Look Period, discussed below.

  Withdrawals during the Deferral Period

  Withdrawals are not guaranteed since the Annuity Account Value available for withdrawal will depend on the performance of the Investment Funds and any market value adjustment for amounts in the Guarantee Periods. It is possible that poor investment performance in the Investment Funds and negative market value adjustments in the Guarantee Periods, may result in the Annuity Account Value being exhausted prior to the end of the deferral period. This may result in no withdrawals being made for a period of time until the Life Contingent Annuity payments are scheduled to begin. However, you may elect to accelerate the date the Life Contingent Annuity payments will begin in order to receive continuous payments. Such payments will be made in reduced amounts.

  Good investment performance and positive market value adjustments may result in significant Annuity Account Value at the end of the deferral period. In such a case, any remaining Annuity Account Value will be applied to increase the annuity payments under the Life Contingent Annuity. Excess Annuity Account Value at the end of the deferral period may also result from payment of subsequent contributions as discussed below.

  Withdrawals under this option are not subject to withdrawal charges provided no other withdrawals are made. Once you take a Lump Sum Withdrawal, all subsequent withdrawals under this option will be subject to a withdrawal charge to the extent that in any Contract Year that they exceed the 15% free corridor.

  Allocation of Contributions

  If elected at issue of the Certificate, based on the amount of your initial contribution, your age and sex (and the age and sex of the joint Annuitant, if applicable), the mode of payment, the form of payments and the deferral period you select, a portion of your initial contribution is applied by us to the Life Contingent Annuity. The balance of the initial contribution is allocated to the Investment Options according to your instructions. If elected after issue, a portion of your Annuity Account Value is applied to the Life Contingent Annuity and the balance is allocated according to your instructions. A market value adjustment may apply with respect to amounts transferred from the Guaranteed Period Account.

  If you elect this option in the application and your initial contribution will come from multiple sources, your application must also indicate that contributions are to be initially allocated to the Money Market Fund. Election of this option must include your instructions to apply a portion of your Annuity Account Value to the Life Contingent Annuity and the balance according to your instructions, on the date the last such contribution is received.

  Any subsequent contributions will be allocated according to you instructions. However, if withdrawal payments have begun, subsequent contributions will not increase the amount of withdrawal payments you will receive.

  You may transfer your Annuity Account Value among the Investment Options subject to the rules indicated under "Transfers Among Investment Options" above.

  Life Contingent Annuity Payments

  The Life Contingent Annuity provides lifetime payments starting after the end of the deferral period. The portion of your contributions or Annuity Account Value applied under the Life Contingent Annuity does not have a Cash Value or an Annuity Account Value and, therefore, does not provide for transfers or withdrawals. Once the deferral period has ended and payments have begun under the Life Contingent Annuity, subsequent amounts may no longer be applied under the Life Contingent Annuity.

  THERE IS NO DEATH BENEFIT PROVIDED UNDER THE LIFE CONTINGENT ANNUITY AND ANNUITY INCOME IS PAID ONLY IF YOU (OR A JOINT ANNUITANT) ARE LIVING AT THE DATE ANNUITY BENEFITS BEGIN. BENEFITS ARE ONLY PAID DURING YOUR LIFETIME AND, IF APPLICABLE THE LIFETIME OF A JOINT ANNUITANT. CONSEQUENTLY, YOU SHOULD CONSIDER THE POSSIBILITY THAT NO AMOUNTS WILL BE PAID UNDER THE LIFE CONTINGENT ANNUITY IF YOU (OR A JOINT ANNUITANT) DO NOT SURVIVE TO THE DATE PAYMENTS ARE TO START UNDER SUCH ANNUITY.

  You may elect to have the Life Contingent Annuity provide increasing payments on a Single Life or a Joint and 100% to Survivor basis. The Life Contingent Annuity may also provide payments on a Joint and one-half to Survivor or a Joint and two-thirds to Survivor basis. If you elect Joint & Survivor, the joint Annuitant must be your spouse, who must also be designated as successor Annuitant/Certificate Owner and sole primary beneficiary under the Certificate.

  Payments under the Life Contingent Annuity will be made to you during your lifetime (and the lifetime of the joint Annuitant, if applicable) on the same payment mode and date as the payments that were made during the deferral period.

  A portion of each annuity payment under the Life Contingent Annuity will be excluded from taxable income. See "Part 8: Tax Aspects of the Certificates."

  Free Look Period

  If the Systematic Withdrawals Plus Life Contingent Annuity option is elected after issue of the Certificate, after the first application of an amount under the Life Contingent Annuity, you have the right to examine the Life Contingent Annuity for a period of 10 days. During this period you may request that we cancel the Life Contingent Annuity and the amount applied will be allocated to the Investment Options under the Accumulator Certificate according to your allocation percentages, as described under "Allocation of Contributions" above. If you cancel the Life Contingent Annuity, we may require that you wait one year from the date of cancellation before amounts may be applied again.

  Distribution Fee and Withdrawal Charge

  Once amounts are applied under the Life Contingent Annuity, the distribution fee and the withdrawal charge (discussed in Part 6) under the Certificate will be imposed as a percentage of contributions that have not been withdrawn, less the amount applied under the Life Contingent Annuity.

  Income Annuity Option and Surrendering
  the Certificates

  If you elect to cancel your systematic withdrawals, and elect an annuity benefit as described under "Income Annuity Options" below, or surrender the Certificate for its Cash Value as described under "Surrendering the Certificates to Receive the Cash Value" below, once we receive your returned Certificate, your Certificate will be returned to you with a notation that the Life Contingent Annuity is still in effect. Thereafter, no subsequent contributions will be accepted under the Certificate and no amounts may be applied under the Life Contingent Annuity.

  Assignment

  Once amounts are applied to the Life Contingent Annuity, the Life Contingent Annuity may not be assigned.

  1035 Exchanges

  Under the Certificate, a transfer of the Cash Value under your Certificate to another issuer may not qualify under Section 1035 of the Code as a tax free exchange, once amounts have been applied under the Life Contingent Annuity.

Allocation of Systematic Withdrawals

Unless you specify otherwise, Systematic Withdrawals under both options above, will be withdrawn on a pro rata basis from your Annuity Account Value in the Investment Funds. If there is insufficient value or no value in the Investment Funds, any additional amount of the withdrawal required or the total amount of the withdrawal, as applicable, will be withdrawn from the Guarantee Periods in order of the earliest Expiration Date(s) first.


Withdrawal Charges

Withdrawals in excess of the 15% free corridor amount may be subject to a withdrawal charge. See "Withdrawal Charge" in Part 6.

DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of proof satisfactory to us of the Annuitant's death, prior to the Annuity Commencement Date, we will pay the death benefit to the beneficiary named in your Certificate. You designate the beneficiary at the time you apply for the Certificate. While the Certificate is in effect, you may change your beneficiary by writing to our Processing Office. The change will be effective on the date the written submission was signed. The death benefit payable will be determined as of the date we receive such proof of death and any required instructions as to the method of payment.

The death benefit is equal to the sum of:


 (1)      the Annuity Account Value in the Investment Funds, or, if greater,



          the GMDB defined below; and


 (2) the death benefit provided with respect to the Guaranteed Period Account. See "Part 4: The Guaranteed Period Account."


There are two plans available under the Certificates for providing guaranteed benefits, Plan A and Plan B. Plan A (available for Annuitant issue ages 20 through

75) provides a combined GMDB/GMIB Benefit. Plan B provides a GMDB Only Benefit, and has a lower charge.

For Annuitant issue ages 20 through 75, you must select the Combined GMDB/GMIB Benefit (Plan A) or the GMDB Only Benefit (Plan B) in the application. To elect the Combined GMDB/GMIB Benefit (Plan A), you must be both the Owner and the Annuitant under the Certificate. Once selected, the plan may not be changed. For Annuitant issue ages 76 through 83, for Certificates issued in New York and in states where the GMIB is not currently available, the GMDB Only Benefit (Plan B) will apply.

For the specific charges, see "Part 6: Deductions and Charges."

GMDB


Applicable to Certificates issued in all states except
New York


The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the GMDB is equal to (a) the GMDB determined on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. In addition, interest (see below) is credited to and becomes part of the GMDB on each Processing Date.

o 6% to 80 Benefit--interest will be credited at the effective annual GMDB interest rate of 6% (3% for amounts in the Fixed Income Series) through age 80, and 0% thereafter. Contributions, transfers and withdrawals during the Contract Year will be taken into account.

Applicable to Certificates issued in New York for Annuitant issue ages 20 through 79.

The GMDB is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the GMDB is equal to (a) the GMDB calculated on the immediately preceding Business Day, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds. Additionally, on each Processing Date the GMDB is reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds, not to exceed a cap as described below. The cap does not apply on the seventh Processing Date. The cap is equal to (a) the portion of the initial contribution allocated to the Investment Funds, plus (b) any subsequent contributions and transfers into the Investment Funds, less (c) any transfers and withdrawals from such Funds, plus (d) interest (see below) that is credited on each Processing Date plus (e) any amount by which the GMDB is increased because the cap did not apply on the seventh Processing Date.

o 6% to 80 Cap--interest will be credited at the effective annual GMDB interest rate of 6% (3% for amounts in the Fixed Income Series) through age 80, and 0% thereafter. Contributions, transfers and withdrawals will be taken into account.

Applicable to Certificates issued in New York for Annuitant issue ages 80 through 83

The GMBD is determined daily. On the Contract Date, the GMDB is equal to the portion of the initial contribution allocated to the Investment Funds. Thereafter, the GMDB is equal to such portion of the initial contribution plus (a) any subsequent contributions and transfers into the Investment Funds, less (b) any transfers and withdrawals from such Funds.


See Appendix II for an example of the calculation of the GMDB.


How Withdrawals and Transfers Affect the GMDB

Withdrawals and transfers out of the Investment Funds will generally cause a reduction in the GMDB on a dollar-for-dollar basis. However, if on any Transaction Date, (i) the GMDB exceeds the Annuity Account Value and (ii) the sum of withdrawals and transfers out of the Investment Funds is greater than 6% of the beginning of year GMDB, the GMDB will be reduced on a pro rata basis on the Transaction Date. The amount of the reduction will be determined by dividing the amount of the withdrawal by the Annuity Account Value on the Transaction Date and multiplying this percentage by the current GMDB.

The timing of your withdrawals and whether they exceed the 6% threshold described above can have a significant impact on your GMDB.

For example, assuming a beginning of year GMDB of $100,000 and a withdrawal of $5,000 which represents 5% of the beginning of year GMDB ($5,000/ $100,000), such withdrawal would cause the current GMDB to be reduced by $5,000. If a withdrawal in the amount of $10,000, which represents 10% of the beginning of year GMDB ($10,000/$100,000) were to be made, assuming a current Annuity Account Value of $50,000 the current GMDB would be reduced by 20% ($10,000/$50,000), or $20,000 ($100,000 x .20).


How Payment is Made




We will pay the death benefit to the beneficiary in the form of the income annuity option you have chosen under your Certificate. If no income annuity option has been chosen at the time of the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to certain exceptions in the Certificate, Equitable Life's rules then in effect and any other applicable requirements under the Code, the beneficiary may elect to apply the death benefit to one or more income annuity options offered by Equitable Life. See "Income Annuity Options" below. Note that if you are both the Certificate Owner and the Annuitant, only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary may be elected.

Successor Annuitant


If you are both the Certificate Owner and the Annuitant and you elect your spouse to be both the sole primary beneficiary and the successor Annuitant/ Certificate Owner, then no death benefit is payable until your surviving spouse's death.

On the Processing Date following your death, if the successor Annuitant/Certificate Owner election was elected at issue of the Certificate and is in effect at your death, the GMDB will be reset at the greater of the current GMDB and the current Annuity Account Value in the Investment Funds. If the Certificate was issued to an Owner/Annuitant with an issue age of 75 or under, the GMDB interest rate will subsequently be credited based on the current age (as of the Processing Date) of the successor Annuitant/ Certificate Owner. For such Certificates, if the Combined GMDB/GMIB Benefit (Plan A) was elected, the GMIB (discussed below) will continue to be available on Contract Date anniversaries seven and later based on the Contract Date of the Accumulator Certificate, provided the GMIB is exercised as specified under GMIB below, based on the age of the successor Annuitant/Certificate Owner.

If the Certificate was issued to an Owner/Annuitant with an issue age of 76 or over, the GMDB interest rate will continue to be 0% and the GMIB will not be available.


WHEN THE CERTIFICATE OWNER DIES
BEFORE THE ANNUITANT


When you are not the Annuitant and you die before the Annuity Commencement Date, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Certificate Owner (unless you name a different person as a successor Owner in a written form acceptable to us and send it to our Processing Office). The Certificate provides that the original Certificate Owner's entire interest in the Certificate be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an income annuity option is elected and payments begin within one year after the Certificate Owner's death and are made over the beneficiary's life or over a period not to exceed the beneficiary's life expectancy). If an income annuity option has not been elected, as described above, on the fifth anniversary of your death, we will pay any Annuity Account Value remaining on such date, less any applicable withdrawal charge. If the successor Certificate Owner is your surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.

GMIB

The GMIB, available under the Combined GMDB/ GMIB Benefit (Plan A), may not currently be available in your state. When it becomes available it will be added to your Certificate if you then elect the Combined GMDB/GMIB Benefit (Plan A). State availability information may be obtained from your registered representative.

The GMIB provides a minimum guaranteed lifetime income upon the application of the Annuity Account Value in the Investment Funds to purchase the Assured Payment Plan (Life Annuity with a Period Certain). The Assured Payment Plan provides payments during a period certain with payments continuing for life thereafter. On the Transaction Date the amount of the periodic lifetime income to be purchased under the Assured Payment Plan will be based on the greater of (i) the Annuity Account Value in the Investment Funds and (ii) an amount equal to the GMDB described above, reduced by any remaining withdrawal charges; each divided by "guaranteed maximum annuity purchase rates" under the Certificate. The guaranteed maximum annuity purchase rates are based on
(i) interest at 2.5% if the GMIB is exercised within 30 days following a Contract Date anniversary in years 7 through 9 and at 3% if exercised within 30 days following the 10th or later Contract Date anniversary, and (ii) mortality based on the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. The mortality table used in determining such annuity purchase rates assumes that mortality will improve in the future and is more conservative than the basis underlying current annuity purchase rates. Your Annuity Account Value in the Investment Funds will depend on the performance of such Funds. The amount equal to the GMDB (as discussed above) does not have an Annuity Account Value or a Cash Value and is used solely for purposes of calculating the GMIB.






If you have any Annuity Account Value in the Guaranteed Period Account under your Accumulator Certificate as of the Transaction Date that you exercise the GMIB, such Annuity Account Value will also be applied (at current annuity purchase rates) toward the purchase of payments under the Assured Payment Plan. Such Annuity Account Value will increase the payments provided by the GMIB. A market value adjustment may apply.

When you exercise the GMIB, we automatically determine whether the application of your Annuity Account Value in the Investment Funds at current purchase rates under the Assured Payment Plan (with a period certain as specified below) would produce higher lifetime income, and if so, the higher income will be provided.

In addition you can elect any of our income annuity options discussed below.

The GMIB applies only if your election of the Assured Payment Plan meets the following conditions:

  o     You are the Owner and Annuitant of the Accumulator Certificate.

  o The Assured Payment Plan is purchased within 30 days following the 7th or later Contract Date anniversary under your Accumulator Certificate; provided it is not purchased earlier than your age 60, nor later than age 83.

  o The period certain you select is as indicated below, based on your issue age for the Assured Payment Plan Certificate and the type of payments selected:



                   LEVEL PAYMENTS
--------------------------------------------------
       ISSUE AGE               PERIOD CERTAIN
----------------------  --------------------------
     60 through 80                10 years
     81 through 83      90 less your issue age

                INCREASING PAYMENTS
       ISSUE AGE               PERIOD CERTAIN
----------------------  --------------------------
     60 through 70                15 years
     71 through 75                12 years
     76 through 80                9 years
     81 through 83                6 years




  o Payments start one payment mode from the Contract Date of the Assured Payment Plan Certificate.

Each year on your Contract Date anniversary, if you are eligible to exercise the GMIB, we will send you a notice of how much income could be provided under such option on the Contract Date anniversary. You may then notify us within 30 days following the Contract Date anniversary if you want to exercise the GMIB by submitting the proper form and returning your Accumulator Certificate. The income to be provided under the Assured Payment Plan Certificate will be determined on the Transaction Date that we receive your request and the Certificate and, therefore, may differ from the notice. It will be based on the GMIB as of such Transaction Date.

The Assured Payment Plan (Life Annuity with a Period Certain) is offered through our Prospectus for the Assured Payment Plan dated May 1, 1996, which may be obtained from your registered representative. You should read it carefully before you decide to purchase such Plan.

See Appendix III for examples on the GMIB.


CASH VALUE

The Cash Value under the Certificate fluctuates daily with the investment performance of the Investment Funds you have selected and reflects any upward or downward market value adjustment. See "Part 4: The Guaranteed Period Account." We do not guarantee any minimum Cash Value except for amounts in a Guarantee Period held to the Expiration Date. On any date before the Annuity Commencement Date while the Certificate is in effect, the Cash Value is equal to: (1) the Annuity Account Value; (2) less any withdrawal charge; and (3) less any annual contract fee incurred but not yet deducted. The free corridor amount will not apply when calculating the withdrawal charge applicable upon a surrender. See "Part 6: Deductions and Charges."

SURRENDERING THE CERTIFICATES TO
RECEIVE THE CASH VALUE

You may surrender a Certificate to receive the Cash Value at any time while the Annuitant is living and before the Annuity Commencement Date.

For a surrender to be effective, we must receive your written request and the Certificate at our Processing Office. The Cash Value will be determined on the Transaction Date. All benefits under the Certificate will be terminated as of that date. You may receive the Cash Value in a single sum payment or apply it under one or more of the income annuity options described below. We will usually pay the Cash Value within seven calendar days, but we may delay payment as described in "When Payments are Made" below.




In some cases, surrenders may have adverse tax consequences. See "Part 8: Tax Aspects of the Certificates."

INCOME ANNUITY OPTIONS


Income annuity options provide periodic payments over a specified period of time which may be fixed or may be based on the Annuitant's life. Annuity forms of payment are calculated as of the Annuity Commencement Date, which is on file with our Processing Office. You can change the Annuity Commencement Date by writing to our Processing Office any time before the Annuity Commencement Date. However, you may not choose a date later than the 28th day of any month. Also, based on the issue age of the Annuitant, the Annuity Commencement Date may not be later than the Processing Date which follows the Annuitant's 90th birthday (may be different in some states).


Before the Annuity Commencement Date, we will send a letter advising that annuity benefits are available. Unless you otherwise elect, we will pay fixed annuity benefits on the "normal form" indicated for your Certificate as of the Annuity Commencement Date. The amount applied to provide the annuity benefit will be
(1) the Annuity Account Value for any life annuity form or (2) the Cash Value for any period certain only annuity form except that if the period certain is more than five years, the amount applied will be no less than 95% of the Annuity Account Value.

Amounts in the Guarantee Periods that are applied to an income annuity option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

ANNUITY FORMS

o Life Annuity: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life income annuity options, so long as the Annuitant is living.

o Life Annuity-Period Certain: This annuity form also guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before a specified period of time (the "certain period") has ended, payments will continue to the beneficiary for the balance of the certain period. Certain periods may be 5, 10, 15 or 20 years. A life annuity with a certain period of 10 years is the normal form of annuity under the Certificates.

o Life Annuity-Refund Certain: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o Period Certain Annuity: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies.

o Joint and Survivor Life Annuity: This annuity form guarantees life income to you and, after your death, continuation of income to the survivor.

The life annuity-period certain and the life annuity-refund certain are available on either a single life or joint and survivor life basis.

The income annuity options outlined above are available in both fixed and variable form, unless otherwise indicated. Fixed annuity payments are guaranteed by us and will be based either on the tables of guaranteed annuity payments in your Certificate or on our then current annuity rates, whichever is more favorable for the Annuitant. Variable income annuities may be funded through the Common Stock Fund through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Common Stock Fund. That is because the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate. See "Annuity Unit Values" in the SAI. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

For all Annuitants, the normal form of annuity provides for fixed payments. We may offer other forms not outlined here. Your registered representative can provide details.

For each income annuity option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Certificate.

The amount of the annuity payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life income annuity option, the Annuitant's age (or the Annuitant's and joint Annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an income annuity option is chosen and payments have commenced, no change can be made.

If, at the time you elect an income annuity option, the amount to be applied is less than $2,000 or the initial payment under the option elected is less than $20 monthly, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.






ASSURED PAYMENT PLAN


If you are the Owner and the Annuitant, you may apply your Annuity Account Value, in whole or in part, and subject to any withdrawal charges to the extent described below, to purchase the Assured Payment Plan (Life Annuity with a Period Certain), provided you meet the issue age and payment restrictions for the Assured Payment Plan. If you apply a part of the Annuity Account Value, it will be considered a withdrawal and may be subject to withdrawal charges. See "Withdrawal Options" above. The Assured Payment Plan, is designed to provide guaranteed level or increasing annual payments for your life or for your life and the life of a joint Annuitant. If 100% of the Annuity Account

Value is applied from an Accumulator Certificate to purchase the Assured Payment Plan at a time when the dollar amount of the withdrawal charge is greater than 2% of remaining contributions (after withdrawals), such withdrawal charge will not be deducted. However, a new withdrawal charge schedule will apply under the Assured Payment Plan. For purposes of the Assured Payment Plan withdrawal charge schedule, the year in which your Annuity Account Value is applied under the Assured Payment Plan will be "Contract Year 1." If 100% of the Annuity Account Value is applied from the Accumulator when the dollar amount of the withdrawal charge is 2% or less, such withdrawal charge will not be deducted and there will be no withdrawal charge schedule under the Assured Payment Plan. You should consider the timing of your purchase as it relates to the potential for withdrawal charges under the Assured Payment Plan. No subsequent contributions will be permitted under the Assured Payment Plan Certificate.


You may also apply your Annuity Account Value to purchase the Assured Payment Plan (Period Certain) once withdrawal charges are no longer in effect. This version of the Assured Payment Plan provides for annual payments for a specified period. No withdrawal charges will apply under the Assured Payment Plan Certificate.

The Assured Payment Plan (Life Annuity with a Period Certain) and Assured Payment Plan (Period Certain) are described in our prospectus for the Assured Payment Plan, dated May 1, 1996. Copies are available from your registered representative.

To purchase this annuity form we also require the return of your Certificate. An Assured Payment Plan Certificate will be issued putting this annuity form into effect.

Depending upon your circumstances, this may be accomplished on a tax-free basis. Consult your tax adviser.

WHEN PAYMENTS ARE MADE

Under applicable law, application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds, payment of any portion of the Annuity Account Value (less any applicable withdrawal charge) from the Investment Funds, and, upon surrender, payment of the Cash Value from the Investment Funds will be made within seven calendar days after the Transaction Date. Payments or application of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interest in the Investment Funds.

We can defer payment of any portion of the Annuity Account Value in the Guaranteed Period Account (other than for death benefits) for up to six months while you are living. We may also defer payments for any amount attributable to a contribution made in the form of a check for a reasonable amount of time (not to exceed 15 days) to permit the check to clear.

ASSIGNMENT

The Certificates may be assigned at any time before the Annuity Commencement Date and for any purpose other than as collateral or security for a loan. Equitable Life will not be bound by an assignment unless it is in writing and we have received it at our Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 8: Tax Aspects of the Certificates."

DISTRIBUTION OF THE CERTIFICATES

As the distributor of the Certificates, Equitable Distributors, Inc. (EDI), an indirect wholly owned subsidiary of Equitable Life, has responsibility for sales and marketing functions for the Certificates. EDI also serves as the principal underwriter of the Separate Account under the 1940 Act. EDI is registered with the SEC as a broker-dealer under the Exchange Act and is a member of the National Association of Securities Dealers, Inc. EDI's principal business address is 787 Seventh Avenue, New York, New York 10019. For 1995, EDI was paid a fee of $126,914 for its services under its "Distribution Agreement" with Equitable Life and the Separate Account.

The Certificates will be sold by registered representatives of EDI and its affiliates, who are also our licensed insurance agents, as well as by unaffiliated broker-dealers with which EDI has entered into selling agreements. Broker-dealer sales compensation (including for EDI and its affiliates) will not exceed six percent of total contributions made under a Certificate. EDI may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreement with Equitable Life. Broker-dealers receiving sales compensation will generally pay a portion thereof to their registered representatives as commission related to sales of the Certificates. The offering of the Certificates is intended to be continuous.

PART 6: DEDUCTIONS AND CHARGES

CHARGES DEDUCTED FROM THE
ANNUITY ACCOUNT VALUE

We allocate the entire amount of each contribution to the Investment Options you select, subject to certain restrictions. We then periodically deduct certain amounts from your Annuity Account Value. The charges described below and under "Charges Deducted from the Investment Funds" below will not be increased by us for the life of the Certificates. We may reduce certain charges under group or sponsored arrangements. See "Group or Sponsored Arrangements" below. Charges are deducted proportionately from all the Investment Funds in which your Annuity Account Value is invested on a pro rata basis, except as noted below.

Distribution Fee

We deduct a sales load annually in an amount of 0.20% of each contribution received during the first Contract Year. This sales load is deducted on each of the first seven Processing Dates (so long as the Certificate is in force). See "Example" below.

Withdrawal Charge

A withdrawal charge will be imposed as a percentage of each contribution made to the extent that a withdrawal exceeds the free corridor amount, or if the Certificate is surrendered to receive its Cash Value. We determine the withdrawal charge separately for each contribution in accordance with the table below.

                                  CONTRACT YEAR
                    1       2       3       4       5       6       7      8+
                 ------  ------  ------  ------  ------  ------  ------  -----
Percentage of
 Contribution    7.0%    6.0%    5.0%    4.0%    3.0%    2.0%    1.0%      0.0%

The applicable withdrawal charge percentage is determined by the Contract Year in which the withdrawal is made or the Certificate is surrendered, beginning with "Contract Year 1" with respect to each contribution withdrawn or surrendered. For each contribution, the Contract Year in which we receive that contribution is "Contract Year 1."

The withdrawal charge is deducted from the Investment Options from which each such withdrawal is made in proportion to the amount being withdrawn from each Investment Option.

    Free Corridor Amount

    The free corridor amount is 15% of the Annuity Account Value at the beginning of the Contract Year minus any amount previously withdrawn during that Contract Year.

Any withdrawal requested that exceeds the free corridor amount will be subject to the withdrawal charge. The 15% free corridor amount is not applicable to a surrender.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings as withdrawn first. See "Part 8: Tax Aspects of the Certificates."

The withdrawal charge is to help cover sales expenses. Because of the way the distribution fee is calculated the distribution fee and the withdrawal charge combined will never exceed the 7.0% maximum withdrawal charge.

Example--The example below illustrates how the withdrawal charge and the distribution fee would be calculated upon a withdrawal. This example assumes an initial contribution of $12,000 and subsequent contributions of $12,000 each in the second and third Contract Years for total contributions under the Certificate of $36,000. It also assumes a withdrawal from the Investment Funds at the beginning of the fourth Contract Year of 25% of an Annuity Account Value of $40,000.

The total withdrawal amount would be $10,000 ($40,000 x .25). In this case, $6,000 ($40,000 x .15) would be the free corridor amount and could be withdrawn without imposition of a withdrawal charge. The balance of $4,000 ($10,000 -$6,000) would be considered a withdrawal of a part of the initial contribution of $12,000. This contribution would be subject to a 4.0% withdrawal charge of $160 ($4,000 x .04) as indicated in the chart above.

The distribution fee deducted on the Processing Date following the withdrawal would be based on the remaining initial contribution of $8,000
($12,000-$4,000).

Withdrawal Processing Charge


We reserve the right to impose a charge of the lesser of $25 and 2.0% of the amount withdrawn for each Lump Sum Withdrawal after the fifth in a Contract Year. This charge, if made, is to cover our administrative expenses in processing Lump Sum Withdrawals. See "Asset Based Administrative Charge" below.

Charges for Combined GMDB/GMIB Benefit (Plan A)

We deduct a charge annually on each Processing Date for providing the Combined GMDB/GMIB Benefit (Plan A). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.45%.

Charges for GMDB Only Benefit (Plan B)

We deduct a charge annually on each Processing Date for providing the GMDB Only Benefit (Plan B). The charge is equal to a percentage of the GMDB in effect on the Processing Date. The percentage is equal to 0.20%.


If the amount collected from this charge exceeds the cost of providing the benefits, it will be to our profit, and may be used to pay distribution expenses not recovered from sales charges under the Certificates.

Annual Contract Fee

The annual contract fee is incurred at the beginning of the Contract Year and deducted at the end of each Contract Year on the Processing Date. We deduct this charge when determining the Cash Value payable if you surrender the Certificate prior to the end of a Contract Year. The amount deducted is determined by the amount of your initial contribution. The charge will be $30 per Contract Year if your initial contribution is less than $25,000, and zero if your initial contribution equals $25,000 or more. This charge is to cover a portion of our administrative expenses. See "Asset Based Administrative Charge," below under "Charges Deducted from the Investment Funds."

Charges for State Premium and Other Applicable Taxes

We deduct a charge for applicable taxes, such as state or local premium taxes, that might be imposed in your state. Generally we deduct this charge from the amount applied to provide an income annuity option. In certain states, however, we may deduct the charge for taxes from contributions. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (the rate is 1% in Puerto Rico and 5% in the Virgin Islands).

Allocation of Certain Charges to the
Guaranteed Period Account

No portion of the distribution fee or the annual contract fee will be deducted from the Guaranteed Period Account, unless there is insufficient value in the Investment Funds. If charges are deducted from the Guaranteed Period Account, they will be deducted from the Annuity Account Value with respect to the Guarantee Periods in order of the earliest Expiration Date(s) first. If charges are deducted from the Guaranteed Period Account, you will not receive the full Guaranteed Rate if held to the Expiration Date. See "Market Value Adjustment for Transfers, Withdrawals or Surrender Prior to the Expiration Date" in Part 4.

CHARGES DEDUCTED FROM THE
INVESTMENT FUNDS

Mortality and Expense Risk Charge

We will deduct a daily charge from the assets in each Investment Fund to compensate us for mortality and expense risks. The daily charge is at the rate of 0.002477%, which is equivalent to an annual rate of 0.90%, on the assets in each Investment Fund. Approximately 0.60% of this annual charge is allocated to the mortality risk and 0.30% is allocated to the expense risk.

We will realize a gain from this charge to the extent it is not needed to provide for benefits and expenses under the Certificate. We will use any gain for any lawful purpose including payment of distribution expenses not recovered from sales charges under the Certificate.

The mortality risk assumed is the risk that Annuitants as a group will live for a longer time than our actuarial tables predict. As a result, we would be paying more in annuity income than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each Certificate, will differ from actual mortality experience. Lastly, we assume a mortality risk to the extent that the guaranteed minimum death benefit charge is insufficient to pay any amount by which such death benefit exceeds the Cash Value of the Certificate.

The expense risk assumed is the risk that it will cost us more to issue and administer the Certificates than we expect.

Asset Based Administrative Charge


We will deduct a daily charge from the assets in each Investment Fund, to compensate us for a portion of the administrative expenses under the Certificates. The daily charge is at a rate of 0.000692% (equivalent to an annual rate of 0.25%) on the assets in each Investment Fund. The withdrawal processing charge, the annual contract fee and the asset based administrative charge are not designed to produce a profit for Equitable Life.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be changed without a vote by shareholders. They are as follows:

                                   DAILY AVERAGE NET ASSETS
                            -------------------------------------
                                FIRST        NEXT         OVER
                                $350         $400         $750
                               MILLION      MILLION      MILLION
                            -----------  -----------  -----------
ASSET ALLOCATION SERIES:
Conservative Investors  ...     .550%        .525%        .500%
Growth Investors ..........     .550%        .525%        .500%
EQUITY SERIES:
Common Stock ..............     .400%        .375%        .350%
Global ....................     .550%        .525%        .500%
Aggressive Stock ..........     .500%        .475%        .450%
FIXED INCOME SERIES:
Money Market ..............     .400%        .375%        .350%
Intermediate Govt.
Securities ................     .500%        .475%        .450%
                                FIRST        NEXT         OVER
                                $500         $500          $1
                               MILLION      MILLION      BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
Growth & Income ...........     .550%        .525%        .500%
                                FIRST        NEXT         OVER
                                $500          $1          $1.5
                               MILLION      BILLION      BILLION
                            -----------  -----------  -----------
EQUITY SERIES:
International .............     .900%        .850%        .800%

Investment advisory fees are established under the Trust's investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus.

GROUP OR SPONSORED ARRANGEMENTS


For certain group or sponsored arrangements, we may reduce the distribution fee, the withdrawal charge and the annual contract fee or change the minimum initial contribution requirements. We may also change the guaranteed minimum death benefit and the guaranteed minimum income benefit. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Sponsored arrangements include those in which an employer allows us to sell Certificates to its employees or retirees on an individual basis.


Our costs for sales, administration, and mortality generally vary with the size and stability of the group among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, including our requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy Certificates or that have been in existence less than six months will not qualify for reduced charges.


We may also establish different Guaranteed Rates for the Guarantee Periods under different classes of Certificates for group or sponsored arrangements.


We will make these and any similar reductions according to our rules in effect when a Certificate is approved for issue. We may change these rules from time to time. Any variation in the distribution fee, withdrawal charge or annual contract fee will reflect differences in costs or services and will not be unfairly discriminatory.

Group and sponsored arrangements may be governed by the Code, the Employee Retirement Income Security Act of 1974 (ERISA), or both. We make no representations as to the impact of those and other applicable laws on such programs. WE RECOMMEND THAT EMPLOYERS, TRUSTEES, AND OTHERS PURCHASING OR MAKING CERTIFICATES AVAILABLE FOR PURCHASE UNDER SUCH PROGRAMS SEEK THE ADVICE OF THEIR OWN LEGAL AND BENEFITS ADVISERS.

OTHER DISTRIBUTION ARRANGEMENTS


The distribution fee, the withdrawal charge and the annual contract fee may be reduced or eliminated when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and receive no commission or reduced commissions in connection with the sale of the Certificates. In no event will a reduction or elimination of a fee or charge be permitted where it would be unfairly discriminatory.

PART 7: VOTING RIGHTS

TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o  to elect the Trust's Board of Trustees,
o  to ratify the selection of independent auditors for the Trust, and
o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Certificate Owners the opportunity to instruct us how to vote the number of shares attributable to their Certificates. If we do not receive instructions in time from all Certificate Owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Certificate Owners vote.

Each Trust share is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the Accumulator Certificate Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Certificate Owners, we will see to it that appropriate action is taken to protect our Certificate Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Certificate Owner approval, Certificate Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. Each Certificate Owner who has elected a variable annuity payout may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in the Common Stock Fund divided by the Accumulation Unit Value for the Common Stock Fund. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Certificate Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

CAPITAL PRINTING SYSTEMS]

PART 8: TAX ASPECTS OF THE CERTIFICATES

This prospectus generally covers our understanding of the current Federal income tax rules that apply to an annuity purchased with after-tax dollars (non-qualified annuity).

This prospectus does not provide detailed tax information and does not address issues such as state income and other taxes or Federal gift and estate taxes. Please consult a tax adviser when considering the tax aspects of the Accumulator Certificates.

TAX CHANGES

The United States Congress has in the past considered and may in the future consider proposals for legislation that, if enacted, could change the tax treatment of annuities. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted.

Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

TAXATION OF NON-QUALIFIED ANNUITIES

Equitable Life has designed the Accumulator Certificate to qualify as an "annuity" for purposes of Federal income tax law. Gains in the Annuity Account Value of the Certificate generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to this rule: (1) if a Certificate fails the investment diversification requirements; (2) if an individual transfers a Certificate as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Certificate will be treated as a distribution of that portion of the Certificate; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity certificate or contract during any calendar year to the same taxpayer, the certificates or contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Certificate unless an exception under the Code applies.

Prior to the Annuity Commencement Date, any withdrawals which do not terminate your total interest in the Certificate are taxable to you as ordinary income to the extent there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Certificate and is not taxable. Generally, the investment or basis in the Certificate equals the contributions made, less any amounts previously withdrawn which were not taxable. Special rules may apply if contributions made to another annuity certificate or contract prior to August 14, 1982 are transferred to a Certificate in a tax-free exchange. To take advantage of these rules, you should notify us prior to such an exchange.

If you surrender or cancel the Certificate, the distribution is taxable to the extent it exceeds the investment in the Certificate.

Once annuity payments begin, a portion of each payment is considered to be a tax-free recovery of investment based on the ratio of the investment to the expected return under the Certificate. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. In the case of a life annuity, after the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

The taxable portion of a distribution is treated as ordinary income and is subject to income tax withholding. See "Federal and State Income Tax Withholding" below. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59 1/2, (2) made on or after your death, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity certificate or contract prior to August 14, 1982 which are transferred to the Certificate in a tax-free exchange.

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 5, the beneficiary is generally subject to the same tax treatment as would apply to you, had you surrendered the Certificate (discussed above).

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Certificate.

The Certificate provides a minimum guaranteed death benefit that in certain circumstances may be greater than either the contributions made or the Annuity Account Value. This provision provides investment protection against an untimely termination of a Certificate on the death of an Annuitant at a time when the Certificate's Annuity Account Value might otherwise have provided a lower benefit. Although we do not believe that the provision of this benefit should have any adverse tax effect, it is possible that the IRS could take a contrary position and could assert that some portion of the charges for the minimum guaranteed death benefit should be treated for Federal income tax purposes as a partial withdrawal from the Certificate. If this were so, such a deemed withdrawal could be taxable, and for Certificate Owners under age 59 1/2, also subject to tax penalty.


You should discuss with your tax adviser the effect of any surrender or withdrawal under the Accumulator Certificate after amounts have been applied to the Life Contingent Annuity.


FEDERAL AND STATE INCOME TAX
WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of annuity payments, unless the recipient elects not to be subject to income tax withholding. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, however, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding. Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Certificate. Our Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

Certain states have indicated that income tax withholding will apply to payments made from the Certificate to residents. In some states, a recipient may elect out of state withholding. Generally, an election out of Federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number and consult your tax adviser.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were payments of wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic annuity payments which is exempt from withholding based on this assumption. For 1996, a recipient of periodic payments (e.g., monthly or annual payments) which total less than a $14,075 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. A withholding election may be revoked at any time and remains effective until revoked. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a non-periodic distribution (total or partial) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right to make withholding elections.

OTHER WITHHOLDING

As a general rule, if death benefits are payable to a person two or more generations younger than you, a Federal generation skipping tax may be payable with respect to the benefit at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to transfers which would also be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemp-tion of $1 million. Because these rules are complex, you should consult with your tax adviser for specific information, especially where benefits are passing to younger generations, as opposed to a spouse or child.

If we believe a benefit may be subject to generation skipping tax we may be required to withhold for such tax unless we receive acceptable written confirmation that no such tax is payable.

SPECIAL RULES FOR CERTIFICATES ISSUED IN PUERTO RICO

Under current law Equitable Life treats income from Accumulator Certificates as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from Accumulator Certificates is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Certificate may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Certificates provide that Equitable Life may charge the Separate Account for taxes. Equitable Life can set up reserves for such taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

Transfers among the Investment Funds or between the Guaranteed Period Account and one or more Investment Funds are not taxable.

PART 9: KEY FACTORS IN RETIREMENT PLANNING

INTRODUCTION

The Accumulator is available to help meet the retirement income and investment needs of individuals. In assessing these retirement needs, some key factors need to be addressed: (1) the impact of inflation on fixed retirement incomes; (2) the importance of planning early for retirement; (3) the benefits of tax-deferral; (4) the selection of an appropriate investment strategy; and (5) the benefit of annuitization. Each of these factors is addressed below.

Unless otherwise noted, all of the following presentations use an assumed annual rate of return of 7.5% compounded annually. This rate of return is for illustrative purposes only and is not intended to represent an expected or guaranteed rate of return for any investment vehicle, including the Accumulator. In addition, unless otherwise noted, none of the illustrations reflect any charges that may be applied under a particular investment vehicle, including the Accumulator. Such charges would effectively reduce the actual return under any investment vehicle.

All earnings in these presentations are assumed to accumulate tax-deferred unless otherwise noted. Most programs designed for retirement savings offer tax-deferral. Monies are taxed upon withdrawal and a 10% penalty tax may apply to premature withdrawals. Certain retirement programs prohibit early withdrawals. See "Part 8: Tax Aspects of the Certificates." Where taxes are taken into consideration in these presentations, a 28% tax rate is assumed.

The source of the data used by us to compile the charts which appear in this
Part 9 (other than charts 1, 2, 3, 4 and 7) is Ibbotson Associates, Inc. Chicago. Stocks, Bonds, Bills and Inflation 1996 Yearbook (TM). All rights reserved.

In reports or other communications or in advertising material we may make use of these or other graphic or numerical illustrations that we prepare showing the impact of inflation, planning early for retirement, tax-deferral, diversification and other concepts important to retirement planning.

INFLATION

Inflation erodes purchasing power. This means that, in an inflationary period, the dollar is worth less as time passes. Because many people live on a fixed income during retirement, inflation is of particular concern to them. The charts that follow illustrate the detrimental impact of inflation over an extended period of time. Between 1965 and 1995, the average annual inflation rate was 5.39%. As demonstrated in Chart 1, this 5.39% annual rate of inflation would cause the purchasing power of $35,000 to decrease to only $7,246 after 30 years.

In Chart 2, the impact of inflation is examined from another perspective. Specifically, the chart illustrates the additional income needed to maintain the purchasing power of $35,000 over a thirty year period. Again, the 1965-1995 historical inflation rate of 5.39% is used. In this case, an additional $134,064 would be required to maintain the purchasing power of $35,000 after 30 years.

                               CHART 1

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $35,000
                      10 years     --       $20,705
                      20 years     --       $12,248
                      30 years     --       $ 7,246

                 [END OF GRAPHICALLY REPRESENTED DATA]

                               CHART 2
                        ANNUAL INCOME NEEDED

                 [THE FOLLOWING TABLE WAS REPRESENTED AS A
                    3-D BAR GRAPH IN THE PROSPECTUS]

                      Today        --       $ 35,000
                      10 years     --       $ 59,165
                      20 years     --       $100,013
                      30 years     --       $169,064

              Increase Needed:  $24,165   $65,013   $134,064

                 [END OF GRAPHICALLY REPRESENTED DATA]

STARTING EARLY

The impact of inflation accentuates the need to begin a retirement program early. The value of starting early is illustrated in the following charts.

As shown in Chart 3, if an individual makes annual contributions of $2,500 to his or her retirement program beginning at age 30, he or she would accumulate $414,551 by age 65 under the assumptions described earlier. If that individual waited until age 50, he or she would only accumulate $70,193 by age 65 under the same assumptions.

                                    CHART 3

                    [THE FOLLOWING TABLE WAS REPRESENTED AS
                    A STACKED AREA GRAPH IN THE PROSPECTUS:]

                          30 .................  $414,551
                          40 .................  $182,691
                          50 .................  $ 70,193
             BLACK - Age 30    GRAY - Age 40     DOTTED - Age 50

                      [END OF GRAPHICALLY REPRESENTED DATA]

In Table 1, the impact of starting early is demonstrated in another format. For example, if an individual invests $300 monthly, he or she would accumulate $387,193 in thirty years under our assumptions. In contrast, if that individual invested the same $300 per month for 15 years, he or she would accumulate only $97,804 under our assumptions.

                                   TABLE 1

    MONTHLY
 CONTRIBUTION    YEAR 10   YEAR 15    YEAR 20    YEAR 25    YEAR 30
--------------  --------  --------  ---------  ---------  ---------
     $ 20        $ 3,532   $ 6,520   $ 10,811   $ 16,970   $ 25,813
       50          8,829    16,301     27,027     42,425     64,532
      100         17,659    32,601     54,053     84,851    129,064
      200         35,317    65,202    108,107    169,701    258,129
      300         52,969    97,804    162,160    254,552    387,193


Chart 4 presents an additional way to demonstrate the significant impact of starting to make contributions to a retirement program earlier rather than later. It assumes that an individual had a goal to accumulate $250,000 (pre-tax) by age 65. If he or she starts at age 30, under our assumptions he or she could reach the goal by making a monthly pre-tax contribution of $130 (equivalent to $93 after taxes). The total net cost for the 30 year old in this hypothetical example would be $39,265. If the individual in this hypothetical example waited until age 50, he or she would have to make a monthly pre-tax contribution of $767 (equivalent to $552 after taxes) to attain the goal, illustrating the importance of starting early.

                                    CHART 4

                            GOAL: $250,000 BY AGE 65

                      [THE FOLLOWING TABLE WAS REPRESENTED
                       AS A BAR GRAPH IN THE PROSPECTUS:]

           $ 93 a Month ............. 30     $39,265     $210,735
           $212 a Month ............. 40     $63,641     $186,359
           $552 a Month ............. 50     $99,383     $150,617

                        BLACK - Net Cost
                        WHITE - Tax Savings and Tax-Deferred Earnings at 7.5%

                      [END OF GRAPHICALLY REPRESENTED DATA]






TAX-DEFERRAL

Contributing to a retirement plan early is part of an effective strategy for addressing the impact of inflation. Another part of such a strategy is to carefully select the types of retirement programs in which to invest. In deciding where to invest retirement contributions, there are three basic types of programs.

The first type offers the most tax benefits, and therefore is potentially the most beneficial for accumulating funds for retirement. Contributions are made with pre-tax dollars or are tax-deductible and earnings grow income tax-deferred. An example of this type of program is the deductible Individual Retirement Annuity (IRA).

The second type of program also provides for tax deferred earnings growth; however, contributions are made with after-tax dollars. Examples of this type of program are non-deductible IRAs and non-qualified annuities.

The third approach to retirement savings is fully taxable. Contributions are made with after-tax dol-lars and earnings are taxed each year. Examples of this type of program include certificates of deposit, savings accounts, and taxable stock, bond or mutual fund investments.

Consider an example. For the type of retirement program that offers both pre-tax contributions and tax-deferral, assume that a $2,000 annual pre-tax contribution is made for thirty years. In this example, the retirement funds would be $176,363 after thirty years (assuming a 7.5% rate of return, no withdrawals and assuming the deduction of the 1.15% Separate Account daily asset charge and the $30 annual contract fee--but no withdrawal charge or other charges under the Certificate, or Trust charges to Portfolios), and such funds would be $222,309 without the effect of any charges. Assuming a lump sum withdrawal was made in year thirty and a 28% tax bracket, these amounts would be $126,981 and $160,062, respectively.

For the type of program that offers only tax-deferral, assume an after-tax annual contribution of $1,440 for thirty years and the same rate of return. The after-tax contribution is derived by taxing the $2,000 pre-tax contribution again assuming a 28% tax bracket. In this example, the retirement funds would be $126,275 after thirty years assuming the deduction of charges and no withdrawals, and $160,062 without the effect of charges. Assuming a lump sum withdrawal in year thirty, the total after-tax amount would be $103,014 with charges deducted and $127,341 without charges as described above.

For the fully taxable investment, assume an after-tax contribution of $1,440 for thirty years. Earnings are taxed annually. After thirty years, the amount of this fully taxable investment is $108,046.

Keep in mind that taxable investments have fees and charges too (investment advisory fees, administrative charges, 12b-1 fees, sales loads, brokerage commissions, etc.). We have not attempted to apply these fees and charges to the fully taxable amounts since this is intended merely as an example of tax deferral.

Again, it must be emphasized that the assumed rate of return of 7.5% compounded annually used in these examples is for illustrative purposes only and is not intended to represent a guaranteed or expected rate of return on any investment vehicle. Moreover, early withdrawals of tax-deferred investments are generally subject to a 10% penalty tax.

INVESTMENT OPTIONS

Selecting an appropriate retirement program is clearly an important part of an effective retirement planning strategy. Carefully choosing among Investment Options is another essential component.

During the 1965-1995 period, common stock average annual returns outperformed the average annual returns of fixed investments such as long-term government bonds and Treasury Bills (T-Bills). See "Notes" below. Common stocks earned an average annual return of 10.68% over this period, in contrast to 6.72% and 7.92% for the other two investment categories. Significantly, common stock returns also outpaced inflation which grew at 5.39% over this period.

Although common stock returns have historically outpaced returns of fixed investments, people often allocate a significant percentage of their retirement funds to fixed return investments. Their primary concern is the preservation of principal. Given this concern, Chart 5 illustrates the impact of exposing only the interest generated by a fixed investment to the stock market. In this illustration, the fixed investment is represented by a Treasury Bill return and the stock investment is represented by the Standard & Poor's 500 ("S&P 500").

The chart assumes that a $20,000 fixed investment was made on January 1, 1980. If the interest on that investment were to accumulate based upon the return of the S&P 500, the total investment would have been worth $131,033 in 1995. Had the interest been reinvested in the fixed investment, the fixed investment would have grown to $62,379. As illustrated in Chart 5, significant opportunities for growth exist while preserving principal. See "Notes" below.
                                   CHART 5

$131,033 with Interest Exposed to Stock Market (S&P 500)

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value  Market Value
Month      of S&P 500    If 100% in
Ending    & Fixed Acct   3 Mo. T-Bill

  1980 J     20,160        20,160
       F     20,338        20,339
       M     20,547        20,586
       A     20,823        20,845
       M     21,031        21,014
       J     21,183        21,142
       J     21,369        21,254
       A     21,515        21,390
       S     21,708        21,550
       O     21,930        21,755
       N     22,333        21,964
       D     22,522        22,252
  1981 J     22,619        22,483
       F     22,888        22,724



       M     23,239        22,999
       A     23,386        23,247
       M     23,637        23,514
       J     23,878        23,832
       J     24,129        24,127
       A     24,156        24,436
       S     24,196        24,739
       O     24,659        25,039
       N     25,079        25,306
       D     25,118        25,527
  1982 J     25,195        25,731
       F     25,113        25,968
       M     25,278        26,222
       A     25,722        26,518
       M     25,770        26,799
       J     25,861        27,057
       J     25,945        27,341
       A     26,850        27,549
       S     27,028        27,689
       O     27,937        27,852
       N     28,411        28,028
       D     28,690        28,216
  1983 J     29,131        28,410
       F     29,492        28,587
       M     29,965        28,767
       A     30,862        28,971
       M     30,943        29,171
       J     31,495        29,366
       J     31,284        29,584
       A     31,627        29,808
       S     31,938        30,035
       O     31,930        30,263
       N     32,348        30,475
       D     32,418        30,698





  1984 J     32,490        30,931
       F     32,222        31,150
       M     32,577        31,378
       A     32,826        31,632
       M     32,297        31,879
       J     32,719        32,118
       J     32,701        32,381
       A     34,295        32,650
       S     34,470        32,931
       O     34,708        33,260
       N     34,705        33,503
       D     35,205        33,717
  1985 J     36,503        33,936
       F     36,845        34,133
       M     37,000        34,345
       A     37,089        34,592
       M     38,272        34,820
       J     38,673        35,012
       J     38,748        35,229
       A     38,744        35,423
       S     38,262        35,635
       O     39,208        35,867
       N     40,706        36,086
       D     41,803        36,320
  1986 J     42,011        36,524
       F     43,792        36,717
       M     45,230        36,938
       A     45,021        37,130
       M     46,493        37,312
       J     47,036        37,506
       J     45,602        37,701
       A     47,609        37,874
       S     45,430        38,045
       O     46,935        38,220
       N     47,703        38,369
       D     47,070        38,557
  1987 J     50,789        38,719
       F     52,147        38,885
       M     53,115        39,068
       A     52,912        39,240
       M     53,327        39,389
       J     55,086        39,578
       J     56,925        39,760
       A     58,441        39,947
       S     57,685        40,127
       O     49,695        40,367
       N     47,333        40,509
       D     49,428        40,667
  1988 J     50,743        40,785
       F     52,280        40,972
       M     51,393        41,152
       A     51,824        41,342
       M     52,174        41,553
       J     53,765        41,756
       J     53,732        41,969
       A     52,733        42,217
       S     54,245        42,478
       O     55,302        42,738
       N     54,915        42,981
       D     55,673        43,252





  1989 J     58,362        43,490
       F     57,529        43,755
       M     58,548        44,048
       A     60,672        44,343
       M     62,465        44,694
       J     62,377        45,011
       J     66,323        45,326
       A     67,365        45,662
       S     67,310        45,958
       O     66,344        46,271
       N     67,446        46,590
       D     68,687        46,874
  1990 J     65,533        47,142
       F     66,234        47,410
       M     67,578        47,714
       A     66,541        48,043
       M     71,214        48,370
       J     70,982        48,674
       J     70,955        49,005
       A     66,481        49,329
       S     64,314        49,625
       O     64,286        49,962
       N     67,252        50,247
       D     68,667        50,548
  1991 J     70,922        50,811
       F     74,664        51,055
       M     76,053        51,280
       A     76,316        51,552
       M     78,820        51,794
       J     76,216        52,011
       J     78,945        52,266
       A     80,422        52,507
       S     79,523        52,748
       O     80,405        52,970
       N     78,042        53,176
       D     84,752        53,378
  1992 J     83,616        53,560
       F     84,486        53,710
       M     83,290        53,892
       A     85,196        54,065
       M     85,604        54,216
       J     84,717        54,390
       J     87,387        54,558
       A     86,078        54,700
       S     86,890        54,842
       O     87,176        54,969
       N     89,486        55,095
       D     90,453        55,249
  1993 J     91,013        55,376
       F     92,016        55,498
       M     93,614        55,637
       A     91,858        55,770
       M     93,843        55,893
       J     94,136        56,033
       J     93,836        56,167
       A     96,699        56,308
       S     96,183        56,454
       O     97,774        56,578
       N     97,093        56,720
       D     98,087        56,850






  1994 J    100,753        56,992
       F     98,615        57,112
       M     95,249        57,266
       A     96,281        57,421
       M     97,589        57,605
       J     95,734        57,783
       J     98,297        57,945
       A    101,558        58,159
       S     99,666        58,375
       O    101,566        58,596
       N     98,647        58,813
       D     99,883        59,072

  1995 J    102,044        59,320
       F    105,307        59,557
       M    107,925        59,831
       A    110,571        60,095
       M    114,257        60,419
       J    116,566        60,703
       J    119,871        60,976
       A    120,235        61,263
       S    124,521        61,526
       O    124,249        61,816
       N    128,920        62,075
       D    131,033        63,379

$62,379 Without Interest Exposed to Stock Market
     (S&P 500)

[END OF GRAPHICALLY REPRESENTED DATA]

Another variation of the example in Chart 5 is to gradually transfer principal from a fixed investment into the stock market. Chart 6 assumes that a $20,000 fixed investment was made on January 1, 1980. For the next two years, $540 is transferred monthly into the stock market (represented by the S&P 500). The total investment, given this strategy, would have grown to $139,695 in 1995. In contrast, had the principal not been transferred, the fixed investment would have grown to $62,379. See "Notes" below.


                                   CHART 6

$139,695 with Principal Transfer

[THE FOLLOWING TABLE WAS REPRESENTED AS A LINE GRAPH IN THE PROSPECTUS]

          Market Value    Market Value
Month     of S&P 500      If 100% in
Ending    & Fixed Acct    3 Mo. T-Bil

1980 J      20540          20160
     F      20702          20339
     M      20770          20586
     A      21068          20845
     M      21425          21014
     J      21659          21142
     J      22000          21254
     A      22149          21390
     S      22394          21550
     O      22623          21755
     N      23446          21964
     D      23372          22252
1981 J      23246          22483
     F      23569          22724
     M      24053          22999
     A      24031          23247
     M      24246          23514
     J      24324          23832
     J      24514          24127
     A      24051          24436
     S      23651          24739
     O      24397          25039
     N      25087          25306
     D      24857          25527
1982 J      24193          25731
     F      23594          25968
     M      23618          26222
     A      24248          26518
     M      23995          26799
     J      23892          27057
     J      23731          27341
     A      25407          27549
     S      25647          27689
     O      27281          27852
     N      28031          28028
     D      28386          28216
1983 J      29041          28410
     F      29568          28587
     M      30282          28767
     A      31737          28971
     M      31721          29171
     J      32549          29366
     J      32000          29584
     A      32424          29808
     S      32790          30035
     O      32616          30263
     N      33176          30475
     D      33142          30698
1984 J      33104          30931
     F      32544          31150
     M      32969          31378
     A      33202          31632
     M      32246          31879
     J      32767          32118
     J      32593          32381
     A      34841          32650
     S      34959          32931
     O      35133          33260
     N      35058          33503
     D      35692          33717






1985 J      37434          33936
     F      37844          34133
     M      37970          34345
     A      37984          34592
     M      39531          34820
     J      40023          35012
     J      40038          35229
     A      39976          35423
     S      39254          35635
     O      40428          35867
     N      42341          36086
     D      43701          36320
1986 J      43926          36524
     F      46184          36717
     M      47968          36938
     A      47659          37130
     M      49498          37312
     J      50136          37506
     J      48265          37701
     A      50769          37874
     S      47982          38045
     O      49830          38220
     N      50767          38369
     D      49918          38557
1987 J      54519          38719
     F      56165          38885
     M      57317          39068
     A      57035          39240
     M      57525          39389
     J      59630          39578
     J      61849          39760
     A      63662          39947
     S      62711          40127
     O      52932          40367
     N      50090          40509
     D      52585          40667
1988 J      54165          40785
     F      55951          40972
     M      54862          41152
     A      55344          41342
     M      55720          41553
     J      57582          41756
     J      57509          41969
     A      56280          42217
     S      58018          42478
     O      59225          42738
     N      58749          42981
     D      59588          43252
1989 J      62695          43490
     F      61691          43755
     M      62824          44048
     A      65234          44343
     M      67232          44694
     J      67118          45011
     J      71581          45326
     A      72728          45662
     S      72661          45958
     O      71544          46271
     N      72760          46590
     D      74150          46874
1990 J      70617          47142
     F      71385          47410
     M      72851          47714
     A      71676          48043
     M      76833          48370
     J      76576          48674
     J      76526          49005
     A      71611          49329
     S      69246          49625
     O      69192          49962
     N      72438          50247
     D      73964          50548
1991 J      76420          50811
     F      80470          51055
     M      81977          51280
     A      82241          51552
     M      84947          51794
     J      82165          52011
     J      85076          52266
     A      86666          52507
     S      85709          52748
     O      86662          52970
     N      84157          53176
     D      91300          53378






1992 J      90106          53560
     F      91047          53710
     M      89770          53892
     A      91798          54065
     M      92244          54216
     J      91302          54390
     J      94130          54558
     A      92765          54700
     S      93626          54842
     O      93940          54969
     N      96377          55095
     D      97388          55249
1993 J      97994          55376
     F      99055          55498
     M     100732          55637
     A      98899          55770
     M     100989          55893
     J     101297          56033
     J     100991          56167
     A     103992          56308
     S     103458          56454
     O     105136          56578
     N     104425          56720
     D     105474          56850
1994 J     108259          56992
     F     106046          57112
     M     102533          57266
     A     103617          57421
     M     104976          57605
     J     103062          57783
     J     105741          57945
     A     109118          58159
     S     107170          58375
     O     109151          58596
     N     106146          58813
     D     107426          59072
1995 J     109681          59320
     F     113071          59557
     M     115775          59831
     A     118526          60095
     M     122319          60419
     J     124733          60703
     J     128155          60976
     A     128547          61263
     S     132973          61526
     O     132710          61816
     N     137525          62075
     D     139695          62379


$62,379 Without Principal Transfer

[END OF GRAPHICALLY REPRESENTED DATA]


NOTES

1. Common Stocks: Standard & Poor's (S&P) Composite Index is an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies. Results shown assume reinvestment of dividends. Both market value and return on common stock will vary.

2. U.S. Government Securities: Long-term Government Bonds are measured using a one-bond portfolio constructed each year containing a bond with approximately a 20-year maturity and a reasonably current coupon. U.S. Treasury Bills are measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month. U.S. Government securities are guaranteed as to principal and interest, and if held to maturity, offer a fixed rate of return. However, market value and return on such securities will fluctuate prior to maturity.

The Accumulator can be an effective program for diversifying ongoing investments between various asset categories. In addition, the Accumulator offers special features which help address the risk associated with timing the equity markets, such as dollar cost averaging. By transferring the same dollar amount each month from the Money Market Fund to other Investment Funds, dollar cost averaging attempts to shield your investment from short term price fluctuations. This, however, does not assure a profit or protect against a loss in declining markets.

THE BENEFIT OF ANNUITIZATION

An individual may shift the risk of outliving his or her principal by electing a lifetime income annuity. See "Income Annuity Options," in Part 5. Chart 7 below shows the monthly income that can be generated under various forms of life annuities, as compared to receiving level payments of interest only or principal and interest from the investment. Calculations in the Chart are based on the following assumption: a $100,000 contribution was made at one of the ages shown, annuity payments begin immediately, and a 5% annuitization interest rate is used. For purposes of this example, principal and interest are paid out on a level basis over 15 years. In the case of the interest only scenario, the principal is always available and may be left to other individuals at death. Under the principal and interest scenario, a portion of the principal will be left at death, assuming the individual dies within the 15 year period. In contrast, under the life annuity scenarios, there is no residual amount left.

                                   CHART 7
                                MONTHLY INCOME
                           ($100,000 CONTRIBUTION)

                                                            JOINT AND SURVIVOR*
                                                   -----------------------------------
               INTEREST   PRINCIPAL AND
               ONLY FOR    INTEREST FOR    SINGLE     50% TO     66.67% TO    100% TO
 ANNUITANT       LIFE        15 YEARS       LIFE     SURVIVOR    SURVIVOR     SURVIVOR
-----------  ----------  --------------  --------  ----------  -----------  ----------
Male 65          $401          $785        $  617      $560        $544         $513
Male 70           401           785           685       609         588          549
Male 75           401           785           771       674         646          598
Male 80           401           785           888       760         726          665
Male 85           401           785         1,045       878         834          757

------------

   The numbers are based on 5% interest compounded annually and the 1983 Individual Annuity Mortality Table "a" projected with modified Scale G. Annuity purchase rates available at annuitization may vary, depending primarily on the annuitization interest rate, which may not be less than an annual rate of 2.5%.

    * The Joint and Survivor Annuity Forms are based on male and female Annuitants of the same age.

PART 10: INDEPENDENT ACCOUNTANTS

The consolidated financial statements and consolidated financial statement schedules of Equitable Life for the years ended December 31, 1995 and 1994 included in Equitable Life's Annual Report on Form 10-K, incorporated by reference in the prospectus, have been examined by Price Waterhouse LLP, independent accountants, whose reports thereon are incorporated herein by reference. Such consolidated financial statements and consolidated financial statement schedules have been incorporated herein by reference in reliance upon the reports of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

                 APPENDIX I: MARKET VALUE ADJUSTMENT EXAMPLE
-----------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were allocated on February 15, 1997 to a Guarantee Period with an Expiration Date of February 15, 2006 at a Guaranteed Rate of 7.00% resulting in a Maturity Value at the Expiration Date of $183,846, and further assuming that a withdrawal of $50,000 were made on February 15, 2001.

                                                     ASSUMED
                                                GUARANTEED RATE ON
                                                FEBRUARY 15, 2001
                                             ----------------------
                                                5.00%       9.00%
                                             ----------  ----------
As of February 15, 2001 (Before Withdrawal)
-------------------------------------------
(1) Present Value of Maturity Value, also
    Annuity Account Value ..................   $144,048    $119,487
(2) Guaranteed Period Amount ...............    131,080     131,080
(3) Market Value Adjustment: (1)-(2)  ......     12,968     (11,593)
February 15, 2001 (After Withdrawal)
-------------------------------------------
(4) Portion of (3) Associated
    with Withdrawal: (3) x [$50,000 / (1)]     $  4,501    $ (4,851)
(5) Reduction in Guaranteed
    Period Amount: [$50,000-(4)] ...........     45,499      54,851
(6) Guaranteed Period Amount: (2)-(5)  .....     85,581      76,229
(7) Maturity Value .........................    120,032     106,915
(8) Present Value of (7), also
    Annuity Account Value ..................     94,048      69,487

You should note that under this example if a withdrawal is made when rates have increased (from 7.00% to 9.00% in the example), a portion of a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased (from 7.00% to 5.00% in the example), a portion of a positive market value adjustment is realized.

         APPENDIX II: GUARANTEED MINIMUM DEATH BENEFIT (GMDB) EXAMPLE
-----------------------------------------------------------------------------


Under the Certificates the death benefit is equal to the sum of:
 (1) the Annuity Account Value in the Investment Funds, or, if greater, the GMDB (see "GMDB" in Part 5); and


 (2) the death benefit provided with respect to the Guaranteed Period Account (see "Death Benefit Amount" in Part 4).


The following is an example illustrating the calculation of the GMDB. Assuming $100,000 is allocated to the Investment Funds (with no allocation to the Fixed Income Series), no subsequent contributions, no transfers and no withdrawals, the GMDB for an Annuitant age 45 would be calculated as follows:



   END OF
 CONTRACT    ANNUITY ACCOUNT   NON-NEW YORK
    YEAR          VALUE          GMDB(1)      NEW YORK GMDB
----------  ---------------  --------------  -------------
     1          $105,000         $106,000      $105,000(2)
     2          $108,675         $112,360      $108,675(2)
     3          $124,976         $119,102      $119,102(3)
     4          $135,912         $126,248      $126,248(3)
     5          $149,503         $133,823      $133,823(3)
     6          $149,503         $141,852      $141,852(3)
     7          $161,463         $150,363      $161,463(3)
     8          $161,463         $159,385      $161,463(2)


The Annuity Account Values for Contract Years 1 through 8 are determined based on hypothetical rates of return of 5.00%, 3.50%, 15.00%, 8.75%, 10.00%, 0.00%, 8.00% and 0.00%, respectively.

NON-NEW YORK


(1) For Contract Years 1 through 8, the GMDB equals the initial contribution increased by 6%.


NEW YORK


(2) At the end of Contract Years 1 and 2, and again at the end of Contract Year 8, the GMDB is equal to the Annuity Account Value.

(3) At the end of Contract Years 3 through 6, the GMDB is equal to the contribution increased by 6% instead of the Annuity Account Value, since the GMDB cannot be greater than this amount. However, at the end of the seventh Contract Year the GMDB is equal to the Annuity Account Value of $161,463 even though it is greater than the contribution increased at 6% ($150,363) because the cap does not apply on the seventh Processing Date.

                         APPENDIX III: GMIB EXAMPLES
-----------------------------------------------------------------------------

The GMIB is equal to:

     (A) the greater of
         (i)  the Annuity Account Value in the Investment Funds, and
         (ii) an amount equal to the GMDB (reduced by any remaining withdrawal charges);
         divided by
      (B) the guaranteed maximum annuity purchase rates.

The examples below assume a male age 60 has purchased an Accumulator Certificate with an initial contribution of $100,000 that is allocated 100% to the Investment Funds (excluding the Fixed Income Series). The GMDB in the 10th Contract Year is $179,085 at 6% interest. Assuming hypothetical rates of return (after deduction of charges) in the Investment Funds of 0% in Example 1 and 8% in Example 2 during the 10 Contract Years, the GMIB in the 10th Contract Year (assuming level payments under the Assured Payment Plan) would be as follows:



                                       EXAMPLE 1    EXAMPLE 2
                                     -----------  -----------
(1) Hypothetical Rate of Return  ...      0%           8%
(2) Annuity Account Value as of the
    Contract Date ..................   $100,000     $100,000
(3) The greater of (i) the GMDB and (ii)
    the Annuity Account Value as of the
    10th Contract Date anniversary .   $179,085     $215,892
(4) Guaranteed Maximum Annuity
    Purchase Rates for level payments
    under the Assured Payment Plan .    $14.73       $14.73
(5) GMIB as of 10th Contract Date
    anniversary ((3) / (4))  .......    $12,160      $14,659



In Example 1, the GMDB which is higher than the Annuity Account Value would provide a GMIB of $12,160. In Example 2, the Annuity Account Value, which at this point is higher than the GMDB, would provide a GMIB of $14,659.

The rates of return shown above are for illustrative purposes only and are not intended to represent an expected or guaranteed rate of return. Your investment results will vary. The level of GMIB under the Assured Payment Plan will also depend on the guaranteed maximum annuity purchase rates as of the Transaction Date and the type of payments selected. The examples assume no transfers or withdrawals, which would affect the GMDB and, thus, the GMIB.

STATEMENT OF ADDITIONAL INFORMATION
TABLE OF CONTENTS

                                                               PAGE
                                                               --------
Part 1:      Accumulation Unit Values                              2
Part 2:      Annuity Unit Values                                   2
Part 3:      Custodian and Independent Accountants                 3
Part 4:      Money Market Fund and Intermediate Government         3
             Securities Fund Yield Information
Part 5:      Long-Term Market Trends                               4
Part 6:      Financial Statements                                  6

                     HOW TO OBTAIN AN ACCUMULATOR STATEMENT OF ADDITIONAL INFORMATION
                     Send this request form to:
                               Equitable Life
                               Income Management Group
                               P.O. Box 1547
                               Secaucus, NJ 07096-1547
                     Please send me an Accumulator SAI:

                     ---------------------------------------------------------
                     Name

                     ---------------------------------------------------------
                     Address

                     ---------------------------------------------------------
                     City                    State                    Zip

                               INCOME MANAGERSM
                                 ROLLOVER IRA
                     STATEMENT OF ADDITIONAL INFORMATION


                               OCTOBER   , 1996
-----------------------------------------------------------------------------


                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE

                 INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45
                               ASSET ALLOCATION SERIES:
                               O  CONSERVATIVE INVESTORS
                               O  GROWTH INVESTORS
                               EQUITY SERIES:
                               O  GROWTH & INCOME
                               O  COMMON STOCK
                               O  GLOBAL
                               O  INTERNATIONAL
                               O  AGGRESSIVE STOCK
                               FIXED INCOME SERIES:
                               O  MONEY MARKET
                               O  INTERMEDIATE GOVERNMENT SECURITIES

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


           Home Office:        787 Seventh Avenue, New York, NY 10019
           Processing Office:  Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the
Rollover IRA, dated October   , 1996. Definitions of special terms used in
the SAI are found in the prospectus.


   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                                              PAGE
-----------------------------------------------------------------------------------------  --------
Part 1 Minimum Distribution Withdrawals                                                        2
-----------------------------------------------------------------------------------------  --------
Part 2 Accumulation Unit Values                                                                2
-----------------------------------------------------------------------------------------  --------
Part 3 Annuity Unit Values                                                                     2
-----------------------------------------------------------------------------------------  --------
Part 4 Custodian and Independent Accountants                                                   3
-----------------------------------------------------------------------------------------  --------
Part 5 Money Market Fund and Intermediate Government Securities Fund Yield Information         3
-----------------------------------------------------------------------------------------  --------
Part 6 Long-Term Market Trends                                                                 5
-----------------------------------------------------------------------------------------  --------
Part 7 Financial Statements                                                                    7
-----------------------------------------------------------------------------------------  --------


                                Copyright 1996
The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

PART 1 -MINIMUM DISTRIBUTION  WITHDRAWALS

If you elect Minimum Distribution Withdrawals described in Part 6 of the prospectus, each year we calculate the Minimum Distribution Withdrawal amount by using the value of your IRA as of December 31 of the prior calendar year. We then calculate the minimum distribution amount based on the various choices you make. This calculation takes into account withdrawals made during the current calendar year but prior to the date we determine your Minimum Distribution Withdrawal amount, except that when Minimum Distribution Withdrawals are elected in the year in which you attain age 71 1/2, no adjustment will be made for any withdrawals made between January 1 and April 1 in satisfaction of the minimum distribution requirement for the prior year.

An election can also be made (1) to have us recalculate your life expectancy, or joint life expectancies, each year or (2) to have us determine your life expectancy, or joint life expectancies, once and then subtract one year, each year, from that amount. The joint life options are only available if the spouse is the beneficiary. However, if you first elect Minimum Distribution Withdrawals after April 1 of the year following the calendar year in which you attain age 70 1/2, option (1) will apply.

PART 2 -ACCUMULATION
 UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Rollover IRA.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a/b) -c where:

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by the Trust.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 3 -ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values. To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be
345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 4 -CUSTODIAN AND
 INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the Trust owned by the Separate Account.

The financial statements of the Separate Account for the period ended December 31, 1995, and the consolidated financial statements of Equitable Life for the years ended December 31, 1995 and 1994 included in the SAI have been audited by Price Waterhouse LLP.

The financial statements of the Separate Account for the period ended December 31, 1995, and the consolidated financial statements of Equitable Life for the years ended December 31, 1995 and 1994 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 5 -MONEY MARKET
 FUND AND INTERMEDIATE
 GOVERNMENT SECURITIES
 FUND YIELD INFORMATION

Money Market Fund

The Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.


Accumulation Unit Values reflect all other accrued expenses of the Money Market Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for state premium and other applicable taxes.


The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Rollover IRA Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 --1. The Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Money Market Fund will fluctuate and not remain constant.

Intermediate Government Securities Fund

The Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 7 of the prospectus.


Accumulation Unit Values reflect all other accrued expenses of the Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for state premium and other applicable taxes.


The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Rollover IRA Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 --1. Intermediate Government Securities Fund yields will fluctuate daily.

Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Intermediate Government Securities Fund will fluctuate and not remain constant.

Money Market Fund and Intermediate Government Securities Fund Yield
Information

The Money Market Fund and Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Money Market Fund and Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

The seven-day current yield for the Money Market Fund was 4.27% for the period ended December 31, 1995. The effective yield for that period was 4.36%.

The 30-day current yield for the Intermediate Government Securities Fund was 14.85% for the period ended December 31, 1995. The effective yield for that period was 15.90%.

Because the above yields reflect the deduction of Separate Account expenses, including the annual administrative charge, they are lower than the corresponding yield figures for the Money Market Portfolio and Intermediate Government Securities Portfolio which reflect only the deduction of Trust-level expenses.

PART 6 -LONG-TERM MARKET
 TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The following charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of your own financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Rollover IRA Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

Growth of $1 Invested on January 1, 1955
  (Values are as of last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
                S&P 500
                TOTAL           U.S.
                RETURN          INFLATION
------------------------------------------
                INDEX           VALUE
------------------------------------------
Dec 1955         1.32           1.00
Dec 1956         1.40           1.03
Dec 1957         1.25           1.06
Dec 1958         1.79           1.08
Dec 1959         2.01           1.10
Dec 1960         2.02           1.11
Dec 1961         2.56           1.12
Dec 1962         2.34           1.14
Dec 1963         2.87           1.15
Dec 1964         3.34           1.17
Dec 1965         3.76           1.19
Dec 1966         3.38           1.23
Dec 1967         4.19           1.27
Dec 1968         4.65           1.33
Dec 1969         4.26           1.41
Dec 1970         4.43           1.49
Dec 1971         5.06           1.54
Dec 1972         6.02           1.59
Dec 1973         5.14           1.73
Dec 1974         3.78           1.94
Dec 1975         5.18           2.08
Dec 1976         6.42           2.18
Dec 1977         5.96           2.32
Dec 1978         6.35           2.53
Dec 1979         7.52           2.87
Dec 1980         9.96           3.23
Dec 1981         9.47           3.51



Dec 1982        11.50           3.65
Dec 1983        14.09           3.79
Dec 1984        14.97           3.94
Dec 1985        19.78           4.09
Dec 1986        23.44           4.13
Dec 1987        24.66           4.32
Dec 1988        28.81           4.51
Dec 1989        37.88           4.72
Dec 1990        36.68           5.00
Dec 1991        47.89           5.16
Dec 1992        51.56           5.31
Dec 1993        56.71           5.45
Dec 1994        57.45           5.60
Dec 1995        78.95           5.75
------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1995.

Growth of $1 Invested on January 1, 1990
 (Values are as of last business date)

[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]

------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Dec 1989        1.00            1.00
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

[END OF GRAPHICALLY REPRESENTED DATA]

Common Stock Intermediate-Term Gov't. Bonds

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1995 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term govern-ment bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate nor guarantee of future performance. Any invest ment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the Trust and Separate Account charges), see "Part 3:
Investment Performance" in the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                          LONG-TERM    INTERMEDIATE-
  FOR THE FOLLOWING PERIODS      COMMON     LONG-TERM     CORPORATE     TERM GOVT.      U.S. TREASURY     CONSUMER
        ENDING 12/31/95          STOCKS    GOVT. BONDS      BONDS          BONDS            BILLS        PRICE INDEX
-----------------------------  --------  -------------  -----------  ---------------  ---------------  -------------
1 Year                           37.43%       31.67%        26.39%         16.80%           5.60%           2.74%
3 Years                          15.26        12.82         10.47           7.22            4.13            2.72
5 Years                          16.57        13.10         12.07           8.81            4.29            2.83
10 Years                         14.84        11.92         11.25           9.08            5.55            3.48
20 Years                         14.59        10.45         10.54           9.69            7.28            5.23
30 Years                         10.68         7.92          8.17           8.36            6.72            5.39
40 Years                         10.78         6.38          6.75           7.02            5.73            4.46
50 Years                         11.94         5.35          5.75           5.87            4.80            4.36
60 Years                         11.34         5.20          5.46           5.34            4.01            4.10
Since 12/31/26                   10.54         5.17          5.69           5.25            3.72            3.12
Inflation adjusted since 1926     7.20         1.99          2.49           2.07            0.58              --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook(Trademark), Ibbotson Associates, Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.




LONG-TERM CORPORATE BONDS--For the period 1969-1995, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index; for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1995; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

PART 7 -FINANCIAL
 STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United
States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 45 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 45 at December 31, 1995, the results of each of their operations and changes in each of their net assets for the period indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1995 with the transfer agent, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, NY
February 7, 1996

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                               INTERMEDIATE
                                     MONEY      GOVERNMENT    GROWTH &
                                     MARKET     SECURITIES     INCOME      COMMON
                                      FUND         FUND         FUND     STOCK FUND
                                  ----------  ------------  ----------  -----------
ASSETS
Investments in shares of
 The Hudson River Trust --
 at market value (Note 2)
  Cost: $4,229,836 .............. $4,197,833
         2,203,262 ..............              $2,208,072
         1,805,994 ..............                           $1,871,823
         7,057,825 ..............                                       $6,910,267
         1,113,495 ..............
           851,975 ..............
         3,400,085 ..............
         1,737,255 ..............
         3,721,383 ..............
Receivable for policy related
 transactions ...................    260,493      396,726       10,591     322,264
                                  ----------  ------------  ----------  ----------
Total Assets ....................  4,458,326    2,604,798    1,882,414   7,232,531
                                  ----------  ------------  ----------  ----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased .........    262,897      397,353       11,542     325,360
Amount retained by Equitable
 Life in Separate Account No. 45
 (Note 4) .......................     60,575       56,411       61,772      72,751
                                  ----------  ------------  ----------  ----------
Total Liabilities ...............    323,472      453,764       73,314     398,111
                                  ----------  ------------  ----------  ----------
NET ASSETS ...................... $4,134,854   $2,151,034   $1,809,100  $6,834,420
                                  ==========  ============  ==========  ==========
Units Outstanding at
 December 31, 1995 (Note 5) .....    173,509      160,229      150,889      54,886
                                  ==========  ============  ==========  ==========
Unit Value at December 31, 1995   $    23.83   $    13.42   $    11.99  $   124.52
                                  ==========  ============  ==========  ==========





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                        CONSERVATIVE    GROWTH
                                     GLOBAL   INTERNATIONAL  AGGRESSIVE   INVESTORS    INVESTORS
                                      FUND        FUND       STOCK FUND      FUND         FUND
                                  ----------  -------------  ----------  ------------  ----------
ASSETS
Investments in shares of
 The Hudson River Trust --
 at market value (Note 2)
  Cost: $4,229,836 ..............
         2,203,262 ..............
         1,805,994 ..............
         7,057,825 ..............
         1,113,495 .............. $1,128,607
           851,975 ..............               $867,009
         3,400,085 ..............                            $3,230,115
         1,737,255 ..............                                         $1,754,127
         3,721,383 ..............                                                      $3,760,594
Receivable for policy related
 transactions ...................     22,528      49,476        336,212      105,725      137,836
                                  ----------  -------------  ----------  ------------  ----------
Total Assets ....................  1,151,135     916,485      3,566,327    1,859,852    3,898,430
                                  ----------  -------------  ----------  ------------  ----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased .........     23,128      49,818        337,349      106,325      139,369
Amount retained by Equitable
 Life in Separate Account No. 45
 (Note 4) .......................     59,904      56,179         66,782       59,148       64,883
                                  ----------  -------------  ----------  ------------  ----------
Total Liabilities ...............     83,032     105,997        404,131      165,473      204,252
                                  ----------  -------------  ----------  ------------  ----------
NET ASSETS ...................... $1,068,103    $810,488     $3,162,196   $1,694,379   $3,694,178
                                  ==========  =============  ==========  ============  ==========
Units Outstanding at
 December 31, 1995 (Note 5) .....     47,910      73,454         57,925      102,385      156,575
                                  ==========  =============  ==========  ============  ==========
Unit Value at December 31, 1995   $    22.29    $  11.03     $    54.59   $    16.55   $    23.59
                                  ==========  =============  ==========  ============  ==========

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1995*

                                                          INTERMEDIATE
                                                  MONEY    GOVERNMENT   GROWTH &   COMMON
                                                  MARKET   SECURITIES    INCOME     STOCK
                                                   FUND       FUND        FUND      FUND
                                                --------  ------------  --------  ---------
INCOME AND EXPENSES:
 Income (Note 2):
  Dividends from The Hudson River Trust  ......  $ 95,042    $29,473     $17,957   $  32,988
 Expenses (Note 3):
 Mortality and expense risk charges ...........    11,008      2,871       4,353      14,177
                                                 --------  ------------  --------  ---------
NET INVESTMENT INCOME .........................    84,034     26,602      13,604      18,811
                                                 --------  ------------  --------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments  .........    (9,249)       691          --         225
 Realized gain distribution from
  The Hudson River Trust ......................        --         --          --     366,374
                                                 --------  ------------  --------  ---------
  Net Realized Gain (Loss) ....................    (9,249)       691          --     366,599
                                                 --------  ------------  --------  ---------
 Unrealized appreciation (depreciation) on
  investments:
 Beginning of period ..........................        --         --          --          --
 End of period ................................   (32,003)     4,810      65,829    (147,558)
                                                 --------  ------------  --------  ---------
 Change in unrealized
  appreciation/depreciation during the period     (32,003)     4,810      65,829    (147,558)
                                                 --------  ------------  --------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ..................................   (41,252)     5,501      65,829     219,041
                                                 --------  ------------  --------  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ....................  $ 42,782    $32,103     $79,433   $ 237,852
                                                 ========  ============  ========  =========





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                    CONSERVATIVE   GROWTH
                                                 GLOBAL  INTERNATIONAL   AGGRESSIVE   INVESTORS   INVESTORS
                                                  FUND        FUND       STOCK FUND      FUND       FUND
                                                -------  -------------  ----------  ------------  ---------
INCOME AND EXPENSES:
 Income (Note 2):
  Dividends from The Hudson River Trust  ......  $ 6,761     $10,314     $   1,861     $27,115     $ 38,419
 Expenses (Note 3):
 Mortality and expense risk charges ...........    2,746       1,566         5,206       2,748        7,020
                                                 -------  -------------  ----------  ------------  ---------
NET INVESTMENT INCOME .........................    4,015       8,748        (3,345)     24,367       31,399
                                                 -------  -------------  ----------  ------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments  .........    1,977       2,591         2,095       1,106        5,803
 Realized gain distribution from
  The Hudson River Trust ......................   30,538       3,378       322,706      10,191       48,313
                                                 -------  -------------  ----------  ------------  ---------
  Net Realized Gain (Loss) ....................   32,515       5,969       324,801      11,297       54,116
                                                 -------  -------------  ----------  ------------  ---------
 Unrealized appreciation (depreciation) on
  investments:
 Beginning of period ..........................       --          --            --          --           --
 End of period ................................   15,112      15,034      (169,970)     16,872       39,211
                                                 -------  -------------  ----------  ------------  ---------
 Change in unrealized
  appreciation/depreciation during the period     15,112      15,034      (169,970)     16,872       39,211
                                                 -------  -------------  ----------  ------------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ..................................   47,627      21,003       154,831      28,169       93,327
                                                 -------  -------------  ----------  ------------  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ....................  $51,642     $29,751     $ 151,486     $52,536     $124,726
                                                 =======  =============  ==========  ============  =========

------------

   *   Commencement of operations on May 1, 1995 for all funds.

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1995*

                                                INTERMEDIATE
                                      MONEY      GOVERNMENT    GROWTH &
                                      MARKET     SECURITIES     INCOME      COMMON
                                       FUND         FUND         FUND     STOCK FUND
                                    ----------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ............ $    84,034   $   26,602   $   13,604  $   18,811
 Net realized gain (loss) .........      (9,249)         691       --         366,599
 Change in unrealized
  appreciation/depreciation on
  investments .....................     (32,003)       4,810       65,829    (147,558)
                                     ----------  ------------  ----------  ----------
 Net increase (decrease) from
  operations . ....................      42,782       32,103       79,433     237,852
                                     ----------  ------------  ----------  ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ...................  11,156,359    1,629,203    1,306,253   3,944,181
  Transfers from other Funds and
   Guaranteed Interest Account
   (Note 1) .......................      59,949      513,895      432,486   2,697,390
                                     ----------  ------------  ----------  ----------
   Total ..........................  11,216,308    2,143,098    1,738,739   6,641,571
                                     ----------  ------------  ----------  ----------
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges ........................      --           --              703      14,649
  Transfers to other Funds and
   Guaranteed Interest Account
   (Note 1) .......................   7,122,265       20,000       --          18,685
                                     ----------  ------------  ----------  ----------
   Total ..........................   7,122,265       20,000          703      33,334
                                     ----------  ------------  ----------  ----------
 Net increase from Contract Owner
  transactions ....................   4,094,043    2,123,098    1,738,036   6,608,237
                                     ----------  ------------  ----------  ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE
  ACCOUNT NO. 45 (NOTE 4) .........      (1,971)      (4,167)      (8,369)    (11,669)
                                     ----------  ------------  ----------  ----------
INCREASE IN NET ASSETS ............   4,134,854    2,151,034    1,809,100   6,834,420
NET ASSETS, BEGINNING OF PERIOD  ..      --           --           --          --
                                     ----------  ------------  ----------  ----------
NET ASSETS, END OF PERIOD ......... $ 4,134,854   $2,151,034   $1,809,100  $6,834,420
                                     ==========  ============  ==========  ==========







                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                           CONSERVATIVE   GROWTH
                                      GLOBAL    INTERNATIONAL  AGGRESSIVE   INVESTORS   INVESTORS
                                       FUND         FUND       STOCK FUND      FUND        FUND
                                    ----------  -------------  ----------  ------------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ............  $    4,015    $  8,748     $   (3,345)  $   24,367  $   31,399
 Net realized gain (loss) .........      32,515       5,969        324,801       11,297      54,116
 Change in unrealized
  appreciation/depreciation on
  investments .....................      15,112      15,034       (169,970)      16,872      39,211
                                     ----------  -------------  ----------  ------------  ---------
 Net increase (decrease) from
  operations . ....................      51,642      29,751        151,486       52,536     124,726
                                     ----------  -------------  ----------  ------------  ---------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ...................     818,158     549,641      2,114,597      977,433   1,950,052
  Transfers from other Funds and
   Guaranteed Interest Account
   (Note 1) .......................     233,534     236,742        930,163      698,465   1,712,951
                                     ----------  -------------  ----------  ------------  ---------
   Total ..........................   1,051,692     786,383      3,044,760    1,675,898   3,663,003
                                     ----------  -------------  ----------  ------------  ---------
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges ........................       1,379         691         14,649       --          24,866
  Transfers to other Funds and
   Guaranteed Interest Account
   (Note 1) .......................      26,094       --             6,689       27,054      59,290
                                     ----------  -------------  ----------  ------------  ---------
   Total ..........................      27,473         691         21,338       27,054      84,156
                                     ----------  -------------  ----------  ------------  ---------
 Net increase from Contract Owner
  transactions ....................   1,024,219     785,692      3,023,422    1,648,844   3,578,847
                                     ----------  -------------  ----------  ------------  ---------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE
  ACCOUNT NO. 45 (NOTE 4) .........      (7,758)     (4,955)       (12,712)      (7,001)     (9,395)
                                     ----------  -------------  ----------  ------------  ---------
INCREASE IN NET ASSETS ............   1,068,103     810,488      3,162,196    1,694,379   3,694,178
NET ASSETS, BEGINNING OF PERIOD  ..      --           --            --           --          --
                                     ----------  -------------  ----------  ------------  ---------
NET ASSETS, END OF PERIOD .........  $1,068,103    $810,488     $3,162,196   $1,694,379  $3,694,178
                                     ==========  =============  ==========  ============  =========

* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

1. General

Separate Account No. 45 (the Account) of the Equitable Life Assurance Society of the United States (Equitable Life) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of nine investment funds (Funds): Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund. The assets in each Fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

The Account is used to fund benefits for the Income Manager Accumulator, a non-qualified deferred variable annuity, which combines the Portfolios in the Account with guaranteed fixed rate options, and the Income Manager Rollover IRA, which offers the same investment options as the Accumulator for the qualified market. The Income Manager Accumulator and the Income Manager Rollover IRA, collectively referred to as the Contracts, are offered under group and individual variable deferred annuity forms.

All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Contract owners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contract owners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

Investment transactions are recorded on the trade date at the net asset value per share of the underlying Portfolios. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to effect the

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 1995
(CONTINUED)

accumulation units of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3. Asset Charges

Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life deducts mortality and expense risks at an annual rate of 0.90%. In addition, asset based administrative charges are also deducted from the net assets at an annual rate of 0.25%. The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the trust ratably with assets attributable to the Contracts. The aggregate of these charges may not exceed a total effective annual rate of 1.15%.

4. Amounts retained by Equitable Life in Separate Account No. 45

The amount retained by Equitable Life in the Account arises principally from
(1) contributions from Equitable Life, (2) mortality and expense charges and asset based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and asset based administrative expenses.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the net surplus contributions from Equitable Life by investment fund:


           INVESTMENT FUND              1995
-----------------------------------  ---------
Money Market .......................  $ 50,000
Intermediate Government Securities      50,000
Growth & Income ....................    50,000
Common Stock .......................    50,000
Global .............................    50,000
International ......................    50,000
Aggressive Stock ...................    50,000
Conservative Investors .............    50,000
Growth Investors ...................    50,000
                                     ---------
                                      $450,000
                                     =========

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 1995
(CONTINUED)

5. Accumulation Unit Values

Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                    MAY 1(A) TO
                                    DECEMBER 31,
                                        1995
                                  --------------
MONEY MARKET FUND
--------------------------------
Unit value, beginning of period       $ 23.15
Unit value, end of period  ......     $ 23.83
Number of units outstanding,  ...
 end of period (000's) ..........         174

INTERMEDIATE GOVERNMENT
SECURITIES FUND
--------------------------------
Unit value, beginning of period       $ 12.50
Unit value, end of period  ......     $ 13.42
Number of units outstanding, end
 of period (000's) ..............         160
GROWTH & INCOME
--------------------------------
Unit value, beginning of period       $ 10.38
Unit value, end of period  ......     $ 11.99
Number of units outstanding,
 end of period (000's) ..........         151

COMMON STOCK FUND
--------------------------------
Unit value, beginning of period       $102.34
Unit value, end of period  ......     $124.52
Number of units outstanding,
 end of period (000's) ..........          55

GLOBAL FUND
--------------------------------
Unit value, beginning of period       $ 19.48
Unit value, end of period  ......     $ 22.29
Number of units outstanding, end
 of period (000's) ..............          48








INTERNATIONAL FUND
---------------- ................
Unit value, beginning of period        $10.13
Unit value, end of period  ......      $11.03
Number of units outstanding,
 end of period (000's) ..........          73


AGGRESSIVE STOCK FUND
---------------- ................
Unit value, beginning of period        $44.03
Unit value, end of period  ......      $54.59
Number of units outstanding,
 end of period (000's) ..........          58

CONSERVATIVE INVESTORS FUND
---------------- ................
Unit value, beginning of period        $14.65
Unit value, end of period  ......      $16.55
Number of units outstanding,
 end of period (000's) ..........         102

GROWTH INVESTORS FUND
---------------- ................
Unit value, beginning of period        $20.07
Unit value, end of period  ......      $23.59
Number of units outstanding,
 end of period (000's) ..........         157



------------
(a) Date on which units were made available for sale.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements,  Equitable Life
changed  its  methods  of  accounting   for  loan   impairments   in  1995,  for
postemployment benefits in 1994 and for investment securities in 1993.




PRICE WATERHOUSE LLP
New York, New York
February 7, 1996

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    15,899.9        $     7,586.0
    Held to maturity, at amortized cost.....................................             -                5,223.0
  Mortgage loans on real estate.............................................         3,638.3              4,018.0
  Equity real estate........................................................         3,916.2              4,446.4
  Policy loans..............................................................         1,976.4              1,731.2
  Other equity investments..................................................           621.1                678.5
  Investment in and loans to affiliates.....................................           636.6                560.2
  Other invested assets.....................................................           706.1                489.3
                                                                              -----------------    -----------------
      Total investments.....................................................        27,394.6             24,732.6
Cash and cash equivalents...................................................           774.7                693.6
Deferred policy acquisition costs...........................................         3,083.3              3,221.1
Amounts due from discontinued GIC Segment...................................         2,097.1              2,108.6
Other assets................................................................         2,713.1              2,078.6
Closed Block assets.........................................................         8,612.8              8,105.5
Separate Accounts assets....................................................        24,566.6             20,469.5
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $    69,242.2        $    61,409.5
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,752.6        $    21,238.0
Future policy benefits and other policyholders' liabilities.................         4,171.8              3,840.8
Short-term and long-term debt...............................................         1,899.3              1,337.4
Other liabilities...........................................................         3,379.5              2,300.1
Closed Block liabilities....................................................         9,507.2              9,069.5
Separate Accounts liabilities...............................................        24,531.0             20,429.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        65,241.4             58,215.1
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         2,913.6              2,913.6
Retained earnings...........................................................           781.6                484.0
Net unrealized investment gains (losses)....................................           338.2               (203.0)
Minimum pension liability...................................................           (35.1)                (2.7)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,000.8              3,194.4
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    69,242.2        $    61,409.5
                                                                              =================    =================






                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      771.0       $       715.0      $       644.5
Premiums......................................................          606.8               625.6              599.1
Net investment income.........................................        2,127.7             2,030.9            2,599.3
Investment gains, net.........................................            5.3                91.8              533.4
Commissions, fees and other income............................          886.8               845.4            1,717.2
Contribution from the Closed Block............................          124.4               151.0              128.3
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        4,522.0             4,459.7            6,221.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,244.2             1,201.3            1,330.0
Policyholders' benefits.......................................        1,011.3               920.6            1,003.9
Other operating costs and expenses............................        1,856.5             1,943.1            3,584.2
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,112.0             4,065.0            5,918.1
                                                                -----------------  -----------------  -----------------

Earnings before Federal income taxes and cumulative
  effect of accounting change.................................          410.0               394.7              303.7
Federal income taxes..........................................          112.4               101.2               91.3
                                                                -----------------  -----------------  -----------------
Earnings before cumulative effect of accounting change........          297.6               293.5              212.4
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (27.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      297.6       $       266.4      $       212.4
                                                                =================  =================  =================






















                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning of year.................   $        2.5       $         2.5      $         2.0
Increase in par value.........................................            -                   -                   .5
                                                                -----------------  -----------------  -----------------
Common stock, at par value, end of year.......................            2.5                 2.5                2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        2,913.6             2,613.6            2,273.9
Additional capital in excess of par value.....................            -                 300.0              340.2
Increase in par value.........................................            -                   -                  (.5)
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        2,913.6             2,913.6            2,613.6
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          484.0               217.6                5.2
Net earnings..................................................          297.6               266.4              212.4
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          781.6               484.0              217.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment (losses) gains, beginning of year...         (203.0)              131.9               78.8
Change in unrealized investment gains (losses)................          541.2              (334.9)              (9.5)
Effect of adopting new accounting standard....................            -                   -                 62.6
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          338.2              (203.0)             131.9
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................           (2.7)              (15.0)               -
Change in minimum pension liability...........................          (32.4)               12.3              (15.0)
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (35.1)               (2.7)             (15.0)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,000.8       $     3,194.4      $     2,950.6
                                                                =================  =================  =================



















                 See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      297.6       $       266.4      $       212.4
Adjustments to reconcile net earnings to net cash
  provided (used) by operating activities:
  Net change in trading activities and broker-dealer
    related receivables/payables..............................            -                   -             (4,177.8)
  Increase in matched resale agreements.......................            -                   -             (2,900.5)
  Increase in matched repurchase agreements...................            -                   -              2,900.5
  Investment gains, net of dealer and trading gains...........           (5.3)              (91.8)            (160.8)
  Change in amounts due from discontinued GIC Segment.........            -                  57.3               47.8
  General Account policy charges..............................         (769.7)             (711.9)            (623.4)
  Interest credited to policyholders' account balances........        1,244.2             1,201.3            1,330.0
  Changes in Closed Block assets and liabilities, net.........          (69.6)              (95.1)             (73.3)
  Other, net..................................................          627.1                 7.8             (416.1)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by operating activities..............        1,324.3               634.0           (3,861.2)
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        1,863.1             2,319.7            3,479.6
  Sales.......................................................        8,901.4             5,661.9            7,399.2
  Return of capital from joint ventures and limited
    partnerships..............................................           65.2                39.0              119.5
  Purchases...................................................      (11,675.5)           (7,417.6)         (11,184.2)
  Decrease (increase) in loans to discontinued GIC Segment....        1,226.9               (40.0)            (880.0)
  Cash received on sale of 61% interest in DLJ................            -                   -                346.7
  Other, net..................................................         (625.5)             (371.1)            (317.0)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (244.4)              191.9           (1,036.2)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,414.9             2,082.7            2,410.7
    Withdrawals...............................................       (2,692.7)           (2,887.4)          (2,433.5)
  Net (decrease) increase in short-term financings............          (16.4)             (173.0)           4,717.2
  Additions to long-term debt.................................          599.7                51.8               97.7
  Repayments of long-term debt................................          (40.7)             (199.8)             (64.4)
  Proceeds from issuance of Alliance units....................            -                 100.0                -
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................       (1,215.4)                -                  -
  Capital contribution from the Holding Company...............            -                 300.0                -
  Other, net..................................................          (48.2)                -                  -
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by financing activities..............         (998.8)             (725.7)           4,727.7
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................           81.1               100.2             (169.7)
Cash and cash equivalents, beginning of year..................          693.6               593.4              763.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      774.7       $       693.6      $       593.4
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $       89.6       $        34.9      $     1,437.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (82.7)      $        49.2      $        41.0
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.
                                      F-12

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business, which is comprised of an Individual Insurance and Annuities segment and a Group Pension segment is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin and Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies is the Holding Company's largest shareholder, owning approximately 60.6% at December 31, 1995 (63.5% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.2% if all securities convertible into, or options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which the Company has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The consolidated statement of earnings and cash flow for the year ended December 31, 1993 include the results of operations and cash flow of DLJ, an investment banking and brokerage affiliate, on a consolidated basis through December 15, 1993 (see Note 20). Subsequent to that date, DLJ is accounted for on the equity basis. The Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1995 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force. If the actual contribution from the Closed Block in any given period equals or exceeds the expected contribution for such period as determined at the establishment of the Closed Block, the expected contribution would be recognized in income for that period. Any excess of the actual contribution over the expected contribution would also be recognized in income to the extent that the aggregate expected contribution for all prior periods exceeded the aggregate actual contribution. Any remaining excess of actual contribution over expected contributions would be accrued in the Closed Block as a liability for future dividends to be paid to the Closed Block policyholders. If, over the period the policies and contracts in the Closed Block remain in force, the actual contribution from the Closed Block is less than the expected contribution from the Closed Block, only such actual contribution would be recognized in income.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Guaranteed Interest Contract and Group Non-Participating Wind-Up Annuities lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Group Non-Participating Wind-Up Annuities. Subsequent losses incurred have been charged to the allowance for future losses and the premium deficiency reserve. Total allowances are based upon management's best judgment and there is no assurance that the ultimate losses will not differ.

        Accounting Changes
        ------------------

        In the first quarter of 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        At December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $62.6 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax. Beginning coincident with issuance of SFAS No. 115 implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result consolidated shareholder's equity increased by $126.2 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax.

        New Accounting Pronouncements
        -----------------------------

        In January 1995, the FASB issued SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which permits, but does not require, stock life insurance companies with participating life contracts to account for those contracts in accordance with Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises". The Company has decided to retain the existing methodology to account for traditional participating policies and, therefore, will not adopt this statement.

        In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. The Company will implement this statement as of January 1, 1996. The cumulative effect of this accounting change will be a charge of $23.4 million, net of a Federal income tax benefit of $12.1 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996. The Company currently provides allowances for possible losses for other assets under the scope of this statement. Management has not yet determined the impact of this statement on assets to be held and used.

        In May 1995, the FASB issued SFAS No. 122, "Accounting for Mortgage Servicing Rights," which requires a mortgage banking enterprise to recognize rights to service mortgage loans for others as separate assets however those servicing rights are acquired. It further requires capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights. The Company will implement this statement as of January 1, 1996. Implementation of this statement will not have a material effect on the Company's consolidated financial statements.

        In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". This statement defines a fair value based method of accounting for stock-based employee compensation plans while continuing to allow an entity to measure compensation cost for such plans using the intrinsic value based method of accounting. Management has decided to retain the current compensation cost methodology prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees".

        Valuation of Investments
        ------------------------

        Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds; valuation allowances on real estate available for sale are computed using the lower of current estimated fair value, net of disposition costs, or depreciated cost.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts are passed through to the contractholders as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, Closed Block, participating group annuity contracts and deferred policy acquisition costs related to universal life and investment-type products.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the deferred policy acquisition cost asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For  traditional  life and  annuity  policies  with life  contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

        For individual health benefit insurance, deferred policy acquisition costs are amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For traditional life insurance policies, future policy benefit and dividend liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, provide a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $639.6 million, $570.6 million at December 31, 1995 and 1994, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual disability income and major medical policies are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $       176.0       $      188.6       $      193.1
        Incurred benefits related to prior years...........           67.8               28.7              106.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       243.8       $      217.3       $      299.2
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        37.0       $       43.7       $       48.9
        Benefits paid related to prior years...............          137.8              132.3              123.1
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       174.8       $      176.0       $      172.0
                                                            =================   ================   =================

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations are accrued as policyholders' dividends.

        At December 31, 1995, participating policies including those in the Closed Block represent approximately 27.2% ($58.4 billion) of directly written life insurance in force, net of amounts ceded. Participating policies represent primarily all of the premium income as reflected in the consolidated statements of earnings and in the results of the Closed Block.

        Federal Income Taxes
        --------------------

        Equitable Life and its life insurance and non-life insurance subsidiaries file a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1995, 1994 and 1993, investment results of such Separate Accounts were $1,956.3 million, $676.3 million and $1,676.5 million, respectively.

        Deposits to all Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1995
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        December 31, 1994
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $     5,663.4      $        34.6       $      368.0       $    5,330.0
            Mortgage-backed....................          686.0                2.9               44.8              644.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,519.3                6.7               71.9            1,454.1
            States and political subdivisions..           23.4                 .1                 .7               22.8
            Foreign governments................           43.8                 .3                4.2               39.9
            Redeemable preferred stock.........          108.4                 .4               13.7               95.1
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $     8,044.3      $        45.0       $      503.3       $    7,586.0
                                                =================  =================   ================   ===============
          Held to Maturity:
            Corporate..........................  $     4,661.0      $        67.9       $      233.8       $    4,495.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................          428.9                4.6               44.2              389.3
            States and political subdivisions..           63.4                 .9                3.7               60.6
            Foreign governments................           69.7                4.2                2.0               71.9
                                                =================  =================   ================   ===============
        Total Held to Maturity.................  $     5,223.0      $        77.6       $      283.7       $    5,016.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $       126.4      $        31.2       $       23.5       $      134.1
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1995 and 1994, securities without a readily ascertainable market value having an amortized cost of $3,748.9 million and $3,980.4 million, respectively, had estimated fair values of $3,981.8 million and $3,858.7 million, respectively.

        The contractual maturity of bonds at December 31, 1995 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      357.9       $      360.0
        Due in years two through five..........................................       3,773.1            3,847.1
        Due in years six through ten...........................................       4,709.8            4,821.8
        Due after ten years....................................................       4,497.1            4,898.2
        Mortgage-backed securities.............................................       1,838.0            1,868.0
                                                                                ----------------   -----------------
        Total..................................................................  $   15,175.9       $   15,795.1
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        Investment valuation allowances and changes thereto are shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       284.9       $      355.6       $      512.0
        Additions charged to income........................          136.0               51.0               92.8
        Deductions for writedowns and asset dispositions...          (95.6)            (121.7)            (249.2)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        65.5       $       64.2       $      144.4
          Equity real estate...............................          259.8              220.7              211.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Deductions for writedowns and asset dispositions for 1993 include an $87.1 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

        At December 31, 1995, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $37.2 million of fixed maturities and $84.7 million of mortgage loans on real estate.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1995, approximately 15.57% of the $15,139.9 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $15.9 million and $30.5 million at December 31, 1995 and 1994, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $1.6 million and $9.7 million as of December 31, 1995 and 1994, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $3.0 million, $7.5 million and $11.7 million in 1995, 1994 and 1993, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $2.9 million, $6.8 million and $9.7 million in 1995, 1994 and 1993, respectively.

        At December 31, 1995 and 1994, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $87.7 million (2.4% of total mortgage loans on real estate) and $96.9 million (2.3% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $531.5 million and $447.9 million at December 31, 1995 and 1994, respectively. These amounts include $3.8 million and $1.0 million of problem mortgage loans on real estate at December 31, 1995 and 1994, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $52.1 million, $44.9 million and $51.8 million in 1995, 1994 and 1993, respectively. Gross interest income on these loans included in net investment income aggregated $37.4 million, $32.8 million and $46.0 million in 1995, 1994 and 1993, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                                                 December 31, 1995
                                                                                                 -------------------
                                                                                                   (IN MILLIONS)

        Impaired mortgage loans with provision for losses.......................................  $        310.1
        Impaired mortgage loans with no provision for losses....................................           160.8
                                                                                                 -------------------
        Recorded investment in impaired mortgage loans..........................................           470.9
        Provision for losses....................................................................            62.7
                                                                                                 -------------------
        Net Impaired Mortgage Loans.............................................................  $        408.2
                                                                                                 ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During the year ended December 31, 1995, the Company's average recorded investment in impaired mortgage loans was $429.0 million. Interest income recognized on these impaired mortgage loans totaled $27.9 million for the year ended December 31, 1995, including $13.4 million recognized on a cash basis.

        At December 31, 1995, investments owned of any one issuer, including its affiliates, for which the aggregate carrying values are 10% or more of total shareholders' equity, were $508.3 million relating to Trammell Crow and affiliates (including holdings of the Closed Block and the discontinued GIC Segment). The amount includes restructured mortgage loans on real estate with an amortized cost of $152.4 million. A $294.0 million commercial loan package which was in bankruptcy at the beginning of the year was resolved in 1995, with part of the package reclassified as restructured and the remainder reclassified as equity real estate.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1995 and 1994, the carrying value of equity real estate available for sale amounted to $255.5 million and $447.8 million, respectively. For the years ended December 31, 1995, 1994 and 1993, respectively, real estate of $35.3 million, $189.8 million and $261.8 million was acquired in satisfaction of debt. At December 31, 1995 and 1994, the Company owned $862.7 million and $1,086.9 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $662.4 million and $703.1 million at December 31, 1995 and 1994, respectively. Depreciation expense on real estate totaled $121.7 million, $117.0 million and $115.3 million for the years ended December 31, 1995, 1994 and 1993, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (38 and 47 individual ventures as of December 31, 1995 and 1994, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    2,684.1       $    2,786.7
        Investments in securities, generally at estimated fair value...........       2,459.8            3,071.2
        Cash and cash equivalents..............................................         489.1              359.8
        Other assets...........................................................         270.8              398.7
                                                                                ----------------   -----------------
        Total assets...........................................................       5,903.8            6,616.4
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,782.3            1,759.6
        Borrowed funds - the Company...........................................         220.5              238.0
        Other liabilities......................................................         593.9              987.7
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,596.7            2,985.3
                                                                                ----------------   -----------------
        Partners' Capital......................................................  $    3,307.1       $    3,631.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      902.2       $      964.2
        Equity in limited partnership interests not included above.............         212.8              224.6
        Excess (deficit) of equity in partners' capital over investment cost
          and equity earnings..................................................           3.6               (1.8)
        Notes receivable from joint venture....................................           5.3                6.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,123.9       $    1,193.1
                                                                                ================   =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       463.5       $      537.7       $      602.7
        Revenues of other limited partnership interests....          242.3              103.4              319.1
        Interest expense - third party.....................         (135.3)            (114.9)            (118.8)
        Interest expense - the Company.....................          (41.0)             (36.9)             (52.1)
        Other expenses.....................................         (397.7)            (430.9)            (531.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       131.8       $       58.4       $      219.2
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        49.1       $       18.9       $       71.6
        Equity in net earnings of limited partnerships
          interests not included above.....................           44.8               25.3               46.3
        Excess of earnings in joint ventures over equity
          ownership percentage and amortization of
          differences in bases.............................             .9                1.8                9.2
        Interest on notes receivable.......................             .1                -                   .5
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        94.9       $       46.0       $      127.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,151.0       $    1,024.5       $      981.7
        Trading account securities.........................            -                  -                709.3
        Securities purchased under resale agreements.......            -                  -                533.8
        Mortgage loans on real estate......................          329.0              384.3              457.4
        Equity real estate.................................          560.4              561.8              539.1
        Other equity investments...........................           76.9               35.7              110.4
        Policy loans.......................................          144.4              122.7              117.0
        Broker-dealer related receivables..................            -                  -                292.2
        Other investment income............................          279.7              336.3              304.9
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,541.4            2,465.3            4,045.8
                                                            -----------------   ----------------   -----------------

        Interest expense to finance short-term trading
          instruments......................................            -                  -                983.4
        Other investment expenses..........................          413.7              434.4              463.1
                                                            -----------------   ----------------   -----------------
          Investment expenses..............................          413.7              434.4            1,446.5
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,127.7       $    2,030.9       $    2,599.3
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $       119.9       $      (14.1)      $      123.1
        Mortgage loans on real estate......................          (40.2)             (43.1)             (65.1)
        Equity real estate.................................          (86.6)              20.6              (18.5)
        Other equity investments...........................           12.8               76.0              119.5
        Dealer and trading gains...........................            -                  -                372.5
        Sales of newly issued Alliance Units...............            -                 52.4                -
        Other..............................................            (.6)               -                  1.9
                                                            -----------------   ----------------   -----------------
        Investment Gains, Net..............................  $         5.3       $       91.8       $      533.4
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $46.7 million, $30.8 million and $5.4 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        For the years ended December 31, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,206.0 million and $5,253.9 million. Gross gains of $211.4 million and $65.2 million and gross losses of $64.2 million and $50.8 million, respectively, were realized on these sales. The change in
        unrealized   investment  gains  (losses)  related  to  fixed  maturities classified as available for sale for the years ended December 31, 1995 and 1994 amounted to $1,077.2 million and $(742.2) million, respectively.

        Gross gains of $188.5 million and gross losses of $145.0 million were realized on sales of investments in fixed maturities held for investment and available for sale for the year ended December 31, 1993.

        During each of the years ended December 31, 1995 and 1994, one security classified as held to maturity was sold and during the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholders' equity for the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $307.0 million, offset by deferred policy acquisition costs of $73.7 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income tax of $67.9 million.

        Investment gains from other equity investments for the year ended December 31, 1993, included $79.9 million generated by DLJ's involvement in long-term corporate development investments.

        For the years ended December 31, 1995, 1994 and 1993, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.2 million, $175.8 million and $243.2 million, respectively.

        During 1995, Alliance entered into an agreement to acquire the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $141.5 million consisting of $84.9 million in cash, 1,764,115 of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The transaction, which is expected to be completed during the first quarter of 1996, is subject to the receipt of consents, regulatory approvals, and certain other closing conditions, including client approval of the transfer of Cursitor accounts. Upon completion of this transaction, the Company's ownership percentage of Alliance will be reduced.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The sales decreased the Company's ownership of Alliance's Units from 63.2% to 59.2%. In addition, the Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        The Company's ownership interest in Alliance will be further reduced upon the exercise of options granted to certain Alliance employees. At December 31, 1995, Alliance had options outstanding to purchase an aggregate of 4.8 million Alliance Units at a price ranging from $6.0625 to $22.25 per unit. Options are exercisable at a rate of 20% on each of the first five anniversary dates from the date of grant.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (203.0)      $      131.9       $       78.8
        Changes in unrealized investment (losses) gains....        1,117.7             (823.8)             (14.1)
        Effect of adopting SFAS No. 115....................            -                  -                283.9
        Changes in unrealized investment (gains)
          losses attributable to:
            Participating group annuity contracts..........          (78.1)              40.8              (36.2)
            Deferred policy acquisition costs..............         (208.4)             269.5             (150.5)
            Deferred Federal income taxes..................         (290.0)             178.6              (30.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment (losses) gains on:
            Fixed maturities...............................  $       615.9       $     (461.3)      $      283.9
            Other equity investments.......................           31.1                7.7               75.8
            Other..........................................           31.6               14.5               25.0
                                                            -----------------   ----------------   -----------------
              Total........................................          678.6             (439.1)             384.7
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)               5.9              (34.9)
              Deferred policy acquisition costs............          (89.4)             119.0             (150.5)
              Deferred Federal income taxes................         (178.8)             111.2              (67.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,662.8 and $1,270.3)...........................................  $    3,896.2         $    1,197.0
          Held to maturity, at amortized cost (estimated fair value of
            $1,785.0 in 1994)................................................           -                1,927.8
        Mortgage loans on real estate........................................       1,368.8              1,543.7
        Policy loans.........................................................       1,797.2              1,827.9
        Cash and other invested assets.......................................         440.9                442.5
        Deferred policy acquisition costs....................................         823.6                878.1
        Other assets.........................................................         286.1                288.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,612.8         $    8,105.5
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,346.7         $    8,965.3
        Other liabilities....................................................         160.5                104.2
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,507.2         $    9,069.5
                                                                              =================    =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       753.4       $       798.1      $      860.2
        Investment income (net of investment
          expenses of $26.7, $19.0 and $17.3)..............          538.9               523.0             526.5
        Investment losses, net.............................          (20.2)              (24.0)            (15.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,272.1             1,297.1           1,371.7
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,085.1             1,075.6           1,141.4
        Other operating costs and expenses.................           62.6                70.5             102.0
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,147.7             1,146.1           1,243.4
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       124.4       $       151.0      $      128.3
                                                            =================   ================   =================

        The fixed maturity portfolio, based on amortized cost, includes $4.3 million and $23.8 million at December 31, 1995 and 1994, respectively, of restructured securities which includes problem fixed maturities of $1.9 million and $6.4 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from a significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized and offset by an increase to the deferred dividend liability. Implementation of SFAS No. 115 for the valuation of fixed maturities at December 31, 1993 resulted in the recognition of a deferred dividend liability of $49.6 million.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had an amortized cost of $36.5 million and $27.6 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $137.7 million and $179.2 million, respectively. At December 31, 1995 and 1994, the restructured mortgage loans on real estate amount included $8.8 million and $.7 million, respectively, of problem mortgage loans on real estate.

        Valuation allowances amounted to $18.4 million and $46.2 million on mortgage loans on real estate and $4.3 million and $2.6 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $16.8 million and $15.9 million and $1.7 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Mortgage loans on real estate........................................  $    1,485.8         $    1,730.5
        Equity real estate...................................................       1,122.1              1,194.8
        Other invested assets................................................         665.2                978.8
        Other assets.........................................................         579.3                529.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,399.8         $    1,924.0
        Allowance for future losses..........................................         164.2                185.6
        Amounts due to continuing operations.................................       2,097.1              2,108.6
        Other liabilities....................................................         191.3                215.4
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $143.8, $174.0 and $175.8)....................  $       325.1       $      395.0       $      535.1
        Investment (losses) gains, net.....................          (22.9)              26.8              (22.6)
        Policy fees, premiums and other income.............             .7                 .3                8.7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          302.9              422.1              521.2

        Benefits and other deductions......................          328.0              443.8              545.9
                                                            -----------------   ----------------   -----------------
        Losses Charged to Allowance for Future Losses......  $       (25.1)      $      (21.7)      $      (24.7)
                                                            =================   ================   =================

        In 1991, the Company established a pre-tax provision of $396.7 million for the estimated future losses of the GIC Segment. At December 31, 1993, implementation of SFAS No. 115 for the valuation of fixed maturities resulted in a benefit of $13.1 million, offset by a corresponding addition to the allowance for future losses.

        The amounts due to continuing operations at December 31, 1994 consisted of $3,324.0 million borrowed by the GIC Segment from continuing operations, offset by $1,215.4 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment. In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1995, consisted of $2,097.1 million borrowed by the discontinued GIC Segment.

        Investment income included $88.2 million and $97.7 million of interest income for the years ended December 31, 1994 and 1993, respectively, on amounts due from continuing operations. Benefits and other deductions includes $154.6 million, $219.7 million and $197.1 million of interest expense related to amounts borrowed from continuing operations in 1995, 1994 and 1993, respectively.

        Valuation allowances amounted to $19.2 million and $50.2 million on mortgage loans on real estate and $77.9 million and $74.7 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $8.1 million, $17.8 million and $1.1 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $15.1 million and $43.3 million at December 31, 1995 and 1994, respectively, of restructured securities. These amounts include problem fixed maturities of $6.1 million and $9.7 million at December 31, 1995 and 1994, respectively.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had amortized costs of $35.4 million and $14.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $289.3 million and $371.2 million, respectively.

        At December 31, 1995 and 1994, the GIC Segment had $310.9 million and $312.2 million, respectively, of real estate acquired in satisfaction of debt.

 8)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $        -           $       20.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, scheduled to mature 2005.....................         399.3                  -
          Surplus notes, 7.70%, scheduled to mature 2015.....................         199.6                  -
          Eurodollar notes, 10.375% due 1995.................................           -                   34.6
          Eurodollar notes, 10.5% due 1997...................................          76.2                 76.2
          Zero coupon note, 11.25% due 1997..................................         120.1                107.8
          Other..............................................................          16.3                 14.3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         811.5                232.9
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.98% - 12.75% due through 2019....................       1,084.4              1,080.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................           3.4                  3.9
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,899.3              1,317.4
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,899.3         $    1,337.4
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1995 range from 5.8% (the London Interbank Offering Rate plus 22.5 basis points) to 8.5% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1995.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1995.

        In 1994, Alliance established a $100.0 million revolving credit facility with several banks. On March 31, 1997, the revolving credit facility converts into a term loan payable in quarterly installments through March 31, 1999. Outstanding borrowings generally bear interest at the Eurodollar rate plus .875% per annum through March 31, 1997 and at the Eurodollar rate plus 1.125% per annum after conversion through March 31, 1999. In addition, a quarterly commitment fee of .25% per annum is paid on the average daily unused amount. At December 31, 1995, there were no amounts outstanding under the facility.

        In 1994, Alliance also established a $100.0 million commercial paper program and entered into a three-year $100.0 million revolving credit facility with a group of commercial banks to support commercial paper to be issued under the program and for general corporate purposes. Amounts outstanding under the facility bear interest at an annual rate ranging from the Eurodollar rate plus .225% to the Eurodollar rate plus .2875%. A fee of .125% per annum is paid quarterly on the entire facility. At December 31, 1995, Alliance had not issued any commercial paper and there were no amounts outstanding under the revolving credit facility.

        During 1994, EREIM established two bank lines of credit totaling $30.0 million of which $20.0 million was outstanding at December 31, 1994.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015. Proceeds from the issuance of the surplus notes were $596.6 million, net of related issuance costs. The unamortized discount on the surplus notes was $1.1 million at December 31, 1995. Payments of interest on or principal of the surplus notes are subject to prior approval by the New York Insurance Department.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,629.7 million and $1,744.4 million at December 31, 1995 and 1994, respectively, as collateral for certain long-term debt.

        At December 31, 1995, aggregate maturities of the long-term debt based on required principal payments at maturity for 1996 and the succeeding four years are $124.0 million, $466.6 million, $309.5 million, $15.8 million, respectively, and $1,015.0 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Federal income tax expense (benefit):
          Current..........................................  $       (11.7)      $        4.0       $      115.8
          Deferred.........................................          124.1               97.2              (24.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and cumulative effect of accounting change by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       143.5       $      138.1       $      106.3
        Differential earnings amount.......................            -                (16.8)             (23.2)
        Adjustment of tax audit reserves...................            4.1               (4.6)              22.9
        Tax rate adjustment................................            -                  -                 (5.0)
        Other..............................................          (35.2)             (15.5)              (9.7)
                                                            -----------------   ---------------    -----------------
        Federal Income Tax Expense.........................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life is no longer required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994 and 1993.

        The components of the net deferred Federal income tax asset are as follows:


                                                       DECEMBER 31, 1995                  December 31, 1994
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Deferred policy acquisition costs,
          reserves and reinsurance.............  $       -        $      303.2      $        -        $     220.3
        Investments............................          -               326.9               -               18.7
        Compensation and related benefits......        293.0               -               307.3              -
        Other..................................          -                32.3               -                5.8
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     293.0      $      662.4      $      307.3      $     244.8
                                                ===============  ================  ===============   ===============

        The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Deferred policy acquisition costs, reserves
          and reinsurance..................................  $        55.1       $       13.0       $      (46.7)
        Investments........................................           13.0               89.3               60.4
        Compensation and related benefits..................           30.8               10.0              (50.1)
        Other..............................................           25.2              (15.1)              11.9
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax Expense (Benefit)......  $       124.1       $       97.2       $      (24.5)
                                                            =================   ================   =================

        The Internal Revenue Service completed its audit of the Company's Federal income tax returns for the years 1984 through 1988. There was no material effect on the Company's consolidated results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       474.2       $      476.7       $      458.8
        Reinsurance assumed................................          171.3              180.5              169.9
        Reinsurance ceded..................................          (38.7)             (31.6)             (29.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       606.8       $      625.6       $      599.1
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        38.9       $       27.5       $       33.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        48.2       $       20.7       $       72.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        28.5       $       25.4       $       24.1
                                                            =================   ================   =================

        In February 1993, management established a practice limiting the risk retention on new policies issued by the Insurance Group to a maximum of $5.0 million. In addition, effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $260.6 million, $241.0 million and $895.1 million for the years ended December 31, 1995, 1994 and 1993, respectively. Ceded death and disability benefits totaled $188.1 million, $235.5 million and $787.8 million for the years ended December 31, 1995, 1994 and 1993, respectively. Insurance liabilities ceded totaled $724.2 million and $833.4 million at December 31, 1995 and 1994, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory and benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension (credit) cost for the qualified and non-qualified plans are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        30.0       $       30.3       $       29.8
        Interest cost on projected benefit obligations.....          122.0              111.0              108.0
        Actual return on assets............................         (309.2)              24.4             (178.6)
        Net amortization and deferrals.....................          155.6             (142.5)              55.3
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension (Credit) Cost.................  $        (1.6)      $       23.2       $       14.5
                                                            =================   ================   =================

    The funded status of the qualified and non-qualified pension plans is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,642.4       $    1,295.5
          Non-vested...........................................................          10.9                8.7
                                                                                ---------------    -----------------
        Accumulated Benefit Obligation.........................................  $    1,653.3       $    1,304.2
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,503.8       $    1,193.5
        Projected benefit obligation...........................................       1,743.0            1,403.4
                                                                                ----------------   -----------------
        Projected benefit obligation in excess of plan assets..................        (239.2)            (209.9)
        Unrecognized prior service cost........................................         (25.5)             (33.2)
        Unrecognized net loss from past experience different from that
          assumed..............................................................         368.2              298.9
        Unrecognized net asset at transition...................................          (7.3)             (20.8)
        Additional minimum liability...........................................         (51.9)             (37.8)
                                                                                ----------------   -----------------
        Prepaid (Accrued) Pension Cost.........................................  $       44.3       $       (2.8)
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.50%, respectively, at December 31, 1995 and 8.75% and 4.88%, respectively, at December 31, 1994. As of January 1, 1995 and 1994, the expected long-term rate of return on assets for the retirement plan was 11% and 10%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $35.1 million and $2.7 million, net of Federal income taxes, at December 31, 1995 and 1994, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        As of December 31, 1993, the Company changed the method of determining the market-related value of plan assets from fair value to a calculated value. This change in estimate had no material effect on the Company's consolidated statements of earnings.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $36.4 million, $38.1 million and $39.9 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for the years ended December 31, 1995, 1994 and 1993, the Company made estimated postretirement benefits payments of $31.1 million, $29.8 million and $29.7 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         4.0       $        3.9       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               28.6               29.2
        Unrecognized prior service cost....................           (2.3)              (3.9)              (6.9)
        Net amortization and deferrals.....................            -                  -                  1.5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        36.4       $       28.6       $       29.1
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      391.8       $      300.4
          Fully eligible active plan participants..............................          50.4               33.0
          Other active plan participants.......................................          64.2               44.0
                                                                                ----------------   -----------------
                                                                                        506.4              377.4
        Unrecognized benefit of plan amendments................................           -                  3.2
        Unrecognized prior service cost........................................          56.3               61.9
        Unrecognized net loss from past experience different from that
          assumed and from changes in assumptions..............................        (181.3)             (64.7)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      381.4       $      377.8
                                                                                ================   =================

        In 1993, the Company amended the cost sharing provisions of postretirement medical benefits. At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 10% in 1995, gradually declining to 3.5% in the year 2008 and in 1994 was 10%, gradually declining to 5% in the year 2004. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 8.75% at December 31, 1995 and 1994, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1995 would be increased 6.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 6.7%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income except for hedging transactions related to insurance liabilities. The notional amount of matched interest rate swaps outstanding at December 31, 1995 was $1,120.8 million. The average unexpired terms at December 31, 1995 range from 2.5 to 3.0 years. At December 31, 1995, the cost of terminating outstanding matched swaps in a loss position was $15.9 million and the unrealized gain on outstanding matched swaps in a gain position was $19.0 million. The Company has no intention of terminating these contracts prior to maturity. During 1995, 1994 and 1993, net gains (losses) of $1.4 million, $(.2) million and $-0- million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1995 of contracts purchased and sold were $2,625.0 million and $300.0 million, respectively. The net premium paid by Equitable Life on these contracts was $12.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1995 and 1994.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as investment contracts are measured at the estimated fair value of the underlying assets. Deposit administration contracts
        (included with group annuity contracts) classified as insurance contracts are measured at estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1995                               1994
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,638.3     $     3,973.6     $     4,018.0     $    3,919.4
        Other joint ventures...................         492.7             492.7             544.4            544.4
        Policy loans...........................       1,976.4           2,057.5           1,731.2          1,676.6
        Policyholders' account balances:
          Association plans....................         101.0             100.0             141.0            141.0
          Group annuity contracts..............       2,335.0           2,395.0           2,450.0          2,469.0
          SPDA.................................       1,265.8           1,272.0           1,744.3          1,732.7
          Annuities certain and SCNILC.........         649.1             680.7             599.1            624.7
        Long-term debt.........................       1,899.3           1,962.9           1,317.4          1,249.2

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,368.8           1,461.4           1,543.7          1,477.8
        Other equity investments...............         151.6             151.6             179.5            179.5
        Policy loans...........................       1,797.2           1,891.4           1,827.9          1,721.9
        SCNILC liability.......................          34.8              34.5              39.5             37.0

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,485.8           1,666.1           1,730.5          1,743.7
        Fixed maturities.......................         107.4             107.4             219.3            219.3
        Other equity investments...............         455.9             455.9             591.8            591.8
        Guaranteed interest contracts..........         329.0             352.0             835.0            855.0
        Long-term debt.........................         135.1             136.0             134.8            127.9

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make liquidity advances to cover delinquent principal and interest and property protection expenses with respect to loan servicing agreements for securitized mortgage loans which at December 31, 1995 totaled $2.8 billion (as of December 31, 1995, $4.0 million have been advanced under these commitments); to make capital contributions of up to $246.7 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $129.4 million at December 31, 1995, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1995 totaled $45.8 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1995, the Insurance Group had $29.0 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states juries have substantial discretion in awarding punitive damages. Equitable Life and its insurance subsidiaries, like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life and its insurance subsidiaries of the type referred to in this paragraph are the litigations described in the following two paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the insurance policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life has moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. That motion is awaiting decision by the court. In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al.
        v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. These new actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of those litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, Equitable Life's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, The Equitable of Colorado, Inc. ("EOC"), in New York State Court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N.Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. Equitable Life and EOC intend to defend vigorously and believe that they have meritorious defenses which, if successful, would dispose of the action completely. Equitable Life and EOC further do not believe that this case is an appropriate class action. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of this litigation should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), a captive property and casualty insurance company organized under the laws of Vermont, which is an indirect wholly owned subsidiary of Equitable Life, is a party to an arbitration proceeding that commenced in August 1995 with the selection of three arbitrators. The arbitration will resolve a dispute among Casualty, Houston General Insurance Company ("Houston
        General"), and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement that was entered into as part of a 1980 transaction whereby Equitable General Insurance Company ("Equitable General"), formerly an indirect subsidiary of Equitable Life and the predecessor of GEICO General, sold its commercial lines business along with the stock of Houston General to subsidiaries of Tokio Marine & Fire Insurance Company, Ltd. ("Tokio Marine"). Casualty and GEICO General maintain that, under the reinsurance agreement, Houston General assumed liability for all losses insured under commercial lines policies written by Equitable General and its predecessors in order to effect the transfer of that business to Tokio Marine's subsidiaries. Houston General contends that it did not assume reinsurance liability for losses insured under certain of those commercial lines policies. The arbitration panel determined to begin hearing evidence in the arbitration in June 1996. The result of the arbitration is expected to resolve two litigations that were commenced by Houston General and that have been stayed by the presiding courts pending the completion of the arbitration (in one case, Houston General named as a defendant only GEICO General but Casualty intervened as a defendant with GEICO General, and in the other case, Houston General named GEICO General and Equitable Life). The arbitration is expected to be completed during the second half of 1996. While the ultimate outcome of the arbitration cannot be predicted with certainty, the Company's management believes that the arbitrators will recognize that Houston General's position is without merit and contrary to the way in which the reinsurance industry operates and therefore the ultimate resolution of this matter should not have a material adverse effect on the Company's financial position or results of operations.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. A similar complaint was filed on November 7, 1995 and was subsequently consolidated with the Complaint. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Funds' investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1995, the defendants jointly filed a motion to dismiss the Complaint which has not yet been decided by the Court. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate results of this action cannot be determined, management of Alliance does not expect that this action will have a material adverse effect on Alliance's business.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly owned subsidiary of DLJ, and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel (the "Units") issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the Units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the Units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the Units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        On June 12, 1995, a purported purchaser of certain securities issued by Spectravision, Inc. ("Spectravision") filed a class action complaint against DLJSC and certain other defendants for unspecified damages in the U.S. District Court for the Northern District of Texas. The suit was brought on behalf of the purchasers of $260,795,000 of securities issued by Spectravision in November 1992, and alleges violations of the Federal securities laws and the Texas Securities Act, common law fraud and negligent misrepresentation. The securities were issued by Spectravision pursuant to a prepackaged bankruptcy reorganization plan. DLJSC served as financial advisor to Spectravision in its reorganization and as Dealer Manager for Spectravision's 1992 issuance of the securities. DLJSC is also being sued as a seller of certain notes of Spectravision acquired and resold by DLJSC. The complaint seeks to hold DLJSC liable for various alleged misstatements and omissions contained in prospectuses and other materials issued between July 1992 and June 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. On June 8, 1995, Spectravision filed a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware. On January 5, 1996, the district court in the litigation involving DLJSC ordered a partial stay of discovery until Spectravision has emerged from bankruptcy or six months from the date of the stipulated stay (whichever comes first). Accordingly, discovery of DLJSC has not yet occurred. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period. Plaintiff's counsel in the class action against DLJSC described above has also filed another securities class action based on similar factual allegations. Such suit names as defendants Spectravision and its directors, and was brought on behalf of a class of purchasers of $209.0 million of stock and $77.0 million of notes issued by Spectravision in October 1993. DLJSC served as the managing underwriter for both of these issuances. DLJSC has not been named as a defendant in this suit, although it has been reported to DLJSC that plaintiff's counsel is contemplating seeking to amend the complaint to add DLJSC as a defendant in that action.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State

        Court action has subsequently been removed to the Bankruptcy Court, which removal is being opposed by the plaintiff. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1996 and the succeeding four years are $114.8 million, $101.8 million, $90.0 million, $73.6 million, $57.7 million and $487.0 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1996 and the succeeding four years are $11.0 million, $8.7 million, $6.9 million, $4.6 million, $2.9 million and $1.1 million thereafter.

        At December 31, 1995, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1996 and the succeeding four years are $292.9 million, $271.2 million, $248.1 million, $226.4 million, $195.5 million and $1,018.8 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Compensation costs.................................  $       595.9       $      690.0       $    1,452.3
        Commissions........................................          314.3              313.0              551.1
        Short-term debt interest expense...................           11.4               19.0              317.1
        Long-term debt interest expense....................          108.1               98.3               86.0
        Amortization of policy acquisition costs...........          320.4              318.1              275.9
        Capitalization of policy acquisition costs.........         (391.0)            (410.9)            (397.8)
        Rent expense, net of sub-lease income..............          124.8              128.9              159.5
        Other..............................................          772.6              786.7            1,140.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     1,856.5       $    1,943.1       $    3,584.2
                                                            =================   ================   =================

        During the years ended December 31, 1995, 1994 and 1993, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $32.0 million, $20.4 million and $96.4 million, respectively. The amounts paid during 1995, associated with the 1995 and 1994 cost reduction programs, totaled $24.0 million. At December 31, 1995, the liabilities associated with the 1995 and 1994 cost reduction programs amounted to $37.8 million. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. The 1993 cost reduction program primarily reflected severance benefits of terminated employees in connection with the combination of a wholly owned subsidiary of the Company with Alliance.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For the years ended December 31, 1995, 1994 and 1993, statutory (loss) earnings totaled $(352.4) million, $67.5 million and $324.0 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1996.

        At December 31, 1995, the Insurance Group, in accordance with various government and state regulations, had $18.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and capital stock..  $        78.1       $      292.4       $      190.8
        Change in asset valuation reserves.................          365.7             (285.2)             639.1
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          443.8                7.2              829.9
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (67.9)             (11.0)            (171.0)
          Deferred policy acquisition costs................           70.6               92.8              121.8
          Deferred Federal income taxes....................         (150.0)             (59.7)             (57.5)
          Valuation of investments.........................          189.1               45.2              202.3
          Valuation of investment subsidiary...............         (188.6)             396.6             (464.9)
          Limited risk reinsurance.........................          416.9               74.9               85.2
          Issuance of surplus notes........................         (538.9)               -                  -
          Sale of subsidiary and joint venture.............            -                  -               (366.5)
          Contribution from the Holding Company............            -               (300.0)               -
          Postretirement benefits..........................          (26.7)              17.1               23.8
          Other, net.......................................          115.1              (44.0)              60.3
          GAAP adjustments of Closed Block.................           (3.1)               4.5              (16.0)
          GAAP adjustments of discontinued GIC
            Segment........................................           37.3               42.8              (35.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       297.6       $      266.4       $      212.4
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     2,202.9       $    2,124.8       $    1,832.4
        Asset valuation reserves...........................        1,345.9              980.2            1,265.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,548.8            3,105.0            3,097.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,017.4)            (949.5)            (938.5)
          Deferred policy acquisition costs................        3,083.3            3,221.1            2,858.8
          Deferred Federal income taxes....................         (450.8)             (26.8)            (137.8)
          Valuation of investments.........................          417.7             (794.1)             (29.8)
          Valuation of investment subsidiary...............         (665.1)            (476.5)            (873.1)
          Limited risk reinsurance.........................         (429.0)            (845.9)            (920.8)
          Issuance of surplus notes........................         (538.9)               -                  -
          Postretirement benefits..........................         (343.3)            (316.6)            (333.7)
          Other, net.......................................            4.4              (79.2)             (81.9)
          GAAP adjustments of Closed Block.................          575.7              578.8              574.2
          GAAP adjustments of discontinued GIC
            Segment........................................         (184.6)            (221.9)            (264.6)
                                                            -----------------   ----------------   -----------------
        Total Shareholder's Equity.........................  $     4,000.8       $    3,194.4       $    2,950.6
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has three major business segments: Individual Insurance and Annuities; Investment Services and Group Pension. Consolidation/elimination principally includes debt not specific to any business segment. Attributed Insurance Capital represents net assets and related revenues and earnings of the Insurance Group not assigned to the insurance segments. Interest expense related to debt not specific to any business segment is presented within Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Individual Insurance and Annuities segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products and mutual fund and other investment products to individuals and small groups. This segment includes Separate Accounts for certain individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $124.1 million, $135.3 million and $128.6 million for 1995, 1994 and 1993, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $14.7 million, $27.4 million and $17.0 million for 1995, 1994 and 1993, respectively, are eliminated in consolidation.

        The Group Pension segment administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations.




                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Individual insurance and annuities.................  $     3,254.6       $    3,110.7       $    2,981.5
        Group pension......................................          292.0              359.1              426.6
        Attributed insurance capital.......................           61.2               79.4               61.6
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................        3,607.8            3,549.2            3,469.7
        Investment services................................          949.1              935.2            2,792.6
        Consolidation/elimination..........................          (34.9)             (24.7)             (40.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,522.0       $    4,459.7       $    6,221.8
                                                            =================   ================   =================



        Earnings (loss) before Federal income taxes
          and cumulative effect of accounting change
        Individual insurance and annuities.................  $       274.4       $      245.5       $       76.2
        Group pension......................................          (13.3)              15.8                2.0
        Attributed insurance capital.......................           18.7               69.8               49.0
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................          279.8              331.1              127.2
        Investment services................................          161.2              177.5              302.1
        Consolidation/elimination..........................           (3.1)                .3                 .5
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          437.9              508.9              429.8
        Corporate interest expense.........................          (27.9)            (114.2)            (126.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       410.0       $      394.7       $      303.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets
        Individual insurance and annuities.....................................  $    50,328.8      $    44,063.4
        Group pension..........................................................        4,033.3            4,222.8
        Attributed insurance capital...........................................        2,391.6            2,609.8
                                                                                ----------------   -----------------
          Insurance operations.................................................       56,753.7           50,896.0
        Investment services....................................................       12,842.9           12,127.9
        Consolidation/elimination..............................................         (354.4)          (1,614.4)
                                                                                ----------------   -----------------
        Total..................................................................  $    69,242.2      $    61,409.5
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for the years ended December 31, 1995, 1994 and 1993, are summarized below:


                                                                    THREE MONTHS ENDED,
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        1995
        ----
        Total Revenues................  $     1,074.7      $     1,158.4       $    1,127.1         $    1,161.8
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        59.0      $        94.3       $       91.2         $       53.1
                                       =================  =================   ==================   ==================

        1994
        ----
        Total Revenues................  $     1,107.4      $     1,075.0       $    1,153.8         $    1,123.5
                                       =================  =================   ==================   ==================

        Earnings before Cumulative
          Effect of Accounting
          Change......................  $        64.0      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        36.9      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================

        1993
        ----
        Total Revenues................  $     1,502.2      $     1,539.7       $    1,679.4         $    1,500.5
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        32.3      $        47.1       $       68.8         $       64.2
                                       =================  =================   ==================   ==================

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. At December 31, 1995, DLJ had options
                                      F-45
        outstanding to purchase approximately 9.2 million shares of DLJ common stock at $27.00 per share. Options are exercisable over a period of up to ten years. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations and cash flows of DLJ through the date of sale are included in the consolidated statements of earnings and cash flow for the year ended December 31, 1993. For the period subsequent to the date of sale, the results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   10,911.4       $    8,970.0
        Securities purchased under resale agreements...........................      18,748.2           10,476.4
        Broker-dealer related receivables......................................      13,023.7           11,784.8
        Other assets...........................................................       1,893.2            2,030.4
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   26,744.8       $   18,356.7
        Broker-dealer related payables.........................................      12,915.5           10,618.0
        Short-term and long-term debt..........................................       1,717.5            1,956.5
        Other liabilities......................................................       1,775.0            1,285.1
                                                                                ----------------   -----------------
        Total liabilities......................................................      43,152.8           32,216.3
        Cumulative exchangeable preferred stock................................         225.0              225.0
        Total shareholders' equity.............................................       1,198.7              820.3
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    1,198.7       $      820.3
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          40.5               50.8
        The Holding Company's equity ownership in DLJ..........................        (499.0)            (532.1)
        Minority interest in DLJ...............................................        (324.3)               -
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      415.9       $      339.0
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Commission, fees and other income......................................  $     1,325.9      $      953.5
        Net investment income..................................................          904.1             791.9
        Dealer, trading and investment gains, net..............................          528.6             263.3
                                                                                ----------------   -----------------
        Total Revenues.........................................................        2,758.6           2,008.7
        Total expenses including income taxes..................................        2,579.5           1,885.7
                                                                                ----------------   -----------------
        Net earnings...........................................................          179.1             123.0
        Dividends on preferred stock...........................................           19.9              20.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $       159.2      $      102.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $       159.2      $      102.1
        Amortization of cost in excess of net assets acquired in 1985..........           (3.9)             (3.1)
        The Holding Company's equity in DLJ's earnings.........................          (90.4)            (60.9)
        Minority interest in DLJ...............................................           (6.5)              -
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $        58.4      $       38.1
                                                                                ================   =================

21)     RELATED PARTY TRANSACTIONS

        On August 31, 1993, the Company sold $661.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, a limited purpose business trust, wholly owned by the Holding Company. The Company recognized a $4.1 million gain net of related deferred policy acquisition costs, deferred Federal income tax and amounts attributable to participating group annuity contracts. In conjunction with this transaction, the Company received $200.0 million of Class B Notes issued by EQ Asset Trust 1993. These notes have interest rates ranging from 6.85% to 9.45%. The Class B Notes are reflected in investments in and loans to affiliates on the consolidated balance sheets.

                        INCOME MANAGER (SERVICE MARK)

                                 ACCUMULATOR
                     STATEMENT OF ADDITIONAL INFORMATION


                               OCTOBER   , 1996
-----------------------------------------------------------------------------


                           COMBINATION VARIABLE AND
                     FIXED DEFERRED ANNUITY CERTIFICATES
                              FUNDED THROUGH THE

                 INVESTMENT FUNDS OF SEPARATE ACCOUNT NO. 45

                               ASSET ALLOCATION SERIES:
                               O  CONSERVATIVE INVESTORS
                               O  GROWTH INVESTORS
                               EQUITY SERIES:
                               O  GROWTH & INCOME
                               O  COMMON STOCK
                               O  GLOBAL
                               O  INTERNATIONAL
                               O  AGGRESSIVE STOCK
                               FIXED INCOME SERIES:
                               O  MONEY MARKET
                               O  INTERMEDIATE GOVERNMENT SECURITIES

                                  ISSUED BY:
          THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES


           Home Office:        787 Seventh Avenue, New York, NY 10019
           Processing Office:  Post Office Box 1547, Secaucus, NJ 07096-1547

This statement of additional information (SAI) is not a prospectus. It should be read in conjunction with the Separate Account No. 45 prospectus for the
Accumulator, dated October   , 1996. Definitions of special terms used in the
SAI are found in the prospectus.


   A copy of the prospectus is available free of charge by writing the Processing Office, by calling 1-800-789-7771, toll-free, or by contacting your Registered Representative.

                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS

                                                                                              PAGE
-----------------------------------------------------------------------------------------  --------
Part 1 Accumulation Unit Values                                                                2
-----------------------------------------------------------------------------------------  --------
Part 2 Annuity Unit Values                                                                     2
-----------------------------------------------------------------------------------------  --------
Part 3 Custodian and Independent Accountants                                                   3
-----------------------------------------------------------------------------------------  --------
Part 4 Money Market Fund and Intermediate Government Securities Fund Yield Information         3
-----------------------------------------------------------------------------------------  --------
Part 5 Long-Term Market Trends                                                                 4
-----------------------------------------------------------------------------------------  --------
Part 6 Financial Statements                                                                    6
-----------------------------------------------------------------------------------------  --------

                                Copyright 1996
The Equitable Life Assurance Society of the United States, New York, New York
                                    10019.
                             All rights reserved.

PART 1 -ACCUMULATION
 UNIT VALUES

Accumulation Unit Values are determined at the end of each Valuation Period for each of the Investment Funds. Other annuity contracts and certificates which may be offered by us will have their own accumulation unit values for the Investment Funds which may be different from those for the Accumulator.

The Accumulation Unit Value for an Investment Fund for any Valuation Period is equal to the Accumulation Unit Value for the preceding Valuation Period multiplied by the Net Investment Factor for that Investment Fund for that Valuation Period. The NET INVESTMENT FACTOR is (a/b) -c where:

(a) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the Valuation Period before giving effect to any amounts allocated to or withdrawn from the Investment Fund for the Valuation Period. For this purpose, we use the share value reported to us by the Trust.

(b) is the value of the Investment Fund's shares of the corresponding Portfolio at the end of the preceding Valuation Period (after any amounts allocated or withdrawn for that Valuation Period).

(c) is the daily Separate Account mortality and expense risk charge and asset based administrative charge relating to the Certificates, times the number of calendar days in the Valuation Period. These daily charges are at an effective annual rate not to exceed a total of 1.15%.

PART 2 -ANNUITY UNIT VALUES

The annuity unit value was fixed at $1.00 on May 1, 1995 for Certificates with assumed base rates of net investment return of both 5% and 3 1/2% a year. For each Valuation Period after that date, it is the annuity unit value for the immediately preceding Valuation Period multiplied by the adjusted Net Investment Factor under the Certificate. For each Valuation Period, the adjusted Net Investment Factor is equal to the Net Investment Factor reduced for each day in the Valuation Period by:

o .00013366 of the Net Investment Factor if the assumed base rate of net investment return is 5% a year; or

o .00009425 of the Net Investment Factor if the assumed base rate of net investment return is 3 1/2%.

Because of this adjustment, the annuity unit value rises and falls depending on whether the actual rate of net investment return (after deduction of charges) is higher or lower than the assumed base rate.

All Certificates have a 5% assumed base rate of net investment return, except in states where that rate is not permitted. Annuity payments under Certificates with an assumed base rate of 3 1/2% will at first be smaller than those under Certificates with a 5% assumed base rate. Payments under the 3 1/2% Certificates, however, will rise more rapidly when unit values are rising, and payments will fall more slowly when unit values are falling than those under 5% Certificates.

The amounts of variable annuity payments are determined as follows:

Payments normally start on the Business Day specified on your election form, or on such other future date as specified therein and are made on a monthly basis. The first three payments are of equal amounts. Each of the first three payments will be based on the amount specified in the Tables of Guaranteed Annuity Payments in the Certificate.

The first three payments depend on the assumed base rate of net investment return and the form of annuity chosen (and any fixed period). If the annuity involved a life contingency, the risk class and the age of the annuitants will affect payments.

The amount of the fourth and each later payment will vary according to the investment performance of the Common Stock Fund. Each monthly payment will be calculated by multiplying the number of annuity units credited by the average annuity unit value for the second calendar month immediately preceding the due date of the payment. The number of units is calculated by dividing the first monthly payment by the annuity unit value for the Valuation Period which includes the due date of the first monthly payment. The average annuity unit value is the average of the annuity unit values for the Valuation Periods ending in that month. Variable income annuities may also be available by separate prospectus through the Common Stock or other Funds of other separate accounts we offer.

Illustration of Changes in Annuity Unit Values.

To show how we determine variable annuity payments from month to month, assume that the Annuity Account Value on an Annuity Commencement Date is enough to fund an annuity with a monthly payment of $363 and that the annuity unit value for the Valuation Period that includes the due date of the first annuity payment is $1.05. The number of annuity units credited under the contract would be 345.71 (363 divided by 1.05 = 345.71).

If the fourth monthly payment is due in March, and the average annuity unit value for January was $1.10, the annuity payment for March would be the number of units (345.71) times the average annuity unit value ($1.10), or $380.28. If the average annuity unit value was $1 in February, the annuity payment for April would be 345.71 times $1, or $345.71.

PART 3 -CUSTODIAN AND
 INDEPENDENT ACCOUNTANTS

Equitable Life is the custodian for shares of the Trust owned by the Separate Account.

The financial statements of the Separate Account for the period ended December 31, 1995, and the consolidated financial statements of Equitable Life for the years ended December 31, 1995 and 1994 included in the SAI have been audited by Price Waterhouse LLP.

The financial statements of the Separate Account for the period ended December 31, 1995, and the consolidated financial statements of Equitable Life for the years ended December 31, 1995 and 1994 included in this SAI have been so included in reliance on the reports of Price Waterhouse LLP, independent accountants, given on the authority of such firm as experts in accounting and auditing.

PART 4 -MONEY MARKET
 FUND AND INTERMEDIATE
 GOVERNMENT SECURITIES
 FUND YIELD INFORMATION

Money Market Fund

The Money Market Fund calculates yield information for seven-day periods. The seven-day current yield calculation is based on a hypothetical Certificate with one Accumulation Unit at the beginning of the period. To determine the seven-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.


Accumulation Unit Values reflect all other accrued expenses of the Money Market Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for state premium and other applicable taxes.


The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This seven-day adjusted base period return is then multiplied by 365/7 to produce an annualized seven-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Money Market Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Money Market Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 7/365 to produce an average contract fee factor which is used in all weekly yield computations for the ensuing year. The average contract fee factor is then divided by the number of Accumulator Money Market Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the seven-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Money Market Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result, i.e., effective yield = (base period return + 1 ) 365/7 -1. The Money Market Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of Accumulation Units of the Money Market Fund will fluctuate and not remain constant.

Intermediate Government Securities Fund

The Intermediate Government Securities Fund calculates yield information for 30-day periods. The 30-day current yield calculation is based on a hypothetical Certificate with one Accumu lation Unit at the beginning of the period. To determine the 30-day rate of return, the net change in the Accumulation Unit Value is computed by subtracting the Accumulation Unit Value at the beginning of the period from an Accumulation Unit Value, exclusive of capital changes, at the end of the period.

The net change is then reduced by the average contract fee factor (explained below). This reduction is made to recognize the deduction of the annual contract fee, which is not reflected in the unit value. See "Annual Contract Fee" in Part 6 of the prospectus.


Accumulation Unit Values reflect all other accrued expenses of the Intermediate Government Securities Fund but do not reflect the distribution fee, the withdrawal charge, the GMDB/GMIB charge or any charges for state premium and other applicable taxes.


The adjusted net change is divided by the Accumulation Unit Value at the beginning of the period to obtain the adjusted base period rate of return. This 30-day adjusted base period return is then multiplied by 365/30 to produce an annualized 30-day current yield figure carried to the nearest one-hundredth of one percent.

The actual dollar amount of the annual contract fee that is deducted from the Intermediate Government Securities Fund will vary for each Certificate depending upon the percentage of the Annuity Account Value allocated to the Intermediate Government Securities Fund. To determine the effect of the annual contract fee on the yield, we start with the total dollar amounts of the charges deducted from the Fund during the 12-month period ending on the last day of the prior year. The amount is multiplied by 30/365 to produce an average contract fee factor which is used in all 30-day yield computations for the ensuing year. The average contract fee is then divided by the number of Accumulator Intermediate Government Securities Fund Accumulation Units as of the end of the prior calendar year, and the resulting quotient is deducted from the net change in Accumulation Unit Value for the 30-day period.

The effective yield is obtained by modifying the current yield to give effect to the compounding nature of the Intermediate Government Securities Fund's investments, as follows: the unannualized adjusted base period return is compounded by adding one to the adjusted base period return, raising the sum to a power equal to 365 divided by 30, and subtracting one from the result, i.e., effective yield = (base period return + 1) 365/30 -1. Intermediate Government Securities Fund yields will fluctuate daily. Accordingly, yields for any given period are not necessarily representative of future results. In addition, the value of the Accumulation Units of the Intermediate Government Securities Fund will fluctuate and not remain constant.

Money Market Fund and Intermediate Government Securities Fund Yield
Information

Money Market Fund and the Intermediate Government Securities Fund yields reflect charges that are not normally reflected in the yields of other investments and therefore may be lower when compared with yields of other investments. Money Market Fund and Intermediate Government Securities Fund yields should not be compared to the return on fixed rate investments which guarantee rates of interest for specified periods, such as the Guarantee Periods. Nor should the yield be compared to the yield of money market funds or government securities funds made available to the general public.

The seven-day current yield for the Money Market Fund was 4.27% for the period ended December 31, 1995. The effective yield for that period was 4.36%.

The 30-day current yield for the Intermediate Government Securities Fund was 14.85% for the period ended December 31, 1995. The effective yield for that period was 15.90%.

Because the above yields reflect the deduction of Separate Account expenses, including the annual administrative charge, they are lower than the corresponding yield figures for the Money Market Portfolio and Intermediate Government Securities Portfolio which reflect only the deduction of Trust-level expenses.

PART 5 -LONG-TERM MARKET
 TRENDS

As a tool for understanding how different investment strategies may affect long-term results, it may be useful to consider the historical returns on different types of assets. The follow-ing charts present historical return trends for various types of securities. The information presented, while not directly related to the performance of the Investment Funds, helps to provide a perspective on the potential returns of different asset classes over different periods of time. By combining this information with knowledge of personal financial needs (e.g., the length of time until you retire, your financial requirements at retirement), you may be able to better determine how you wish to allocate contributions among the Accumulator Investment Funds.

Historically, the long-term investment performance of common stocks has generally been superior to that of long-or short-term debt securities. For those investors who have many years until retirement, or whose primary focus is on long-term growth potential and protection against inflation, there may be advantages to allocating some or all of their Annuity Account Value to those Investment Funds that invest in stocks.

Growth of $1 Invested on January 1, 1955
  (Values are as of last business day)

[THE FOLLOWING TABLE WAS REPRESENTED AS A STACKED
AREA GRAPH IN THE PROSPECTUS]


------------------------------------------
                S&P 500
                TOTAL           U.S.
                RETURN          INFLATION
------------------------------------------
                INDEX           VALUE
------------------------------------------
Dec 1955         1.32           1.00
Dec 1956         1.40           1.03
Dec 1957         1.25           1.06
Dec 1958         1.79           1.08
Dec 1959         2.01           1.10
Dec 1960         2.02           1.11
Dec 1961         2.56           1.12
Dec 1962         2.34           1.14
Dec 1963         2.87           1.15
Dec 1964         3.34           1.17
Dec 1965         3.76           1.19
Dec 1966         3.38           1.23
Dec 1967         4.19           1.27
Dec 1968         4.65           1.33
Dec 1969         4.26           1.41
Dec 1970         4.43           1.49
Dec 1971         5.06           1.54
Dec 1972         6.02           1.59
Dec 1973         5.14           1.73
Dec 1974         3.78           1.94
Dec 1975         5.18           2.08
Dec 1976         6.42           2.18
Dec 1977         5.96           2.32
Dec 1978         6.35           2.53
Dec 1979         7.52           2.87
Dec 1980         9.96           3.23
Dec 1981         9.47           3.51
Dec 1982        11.50           3.65
Dec 1983        14.09           3.79
Dec 1984        14.97           3.94
Dec 1985        19.78           4.09
Dec 1986        23.44           4.13
Dec 1987        24.66           4.32
Dec 1988        28.81           4.51
Dec 1989        37.88           4.72
Dec 1990        36.68           5.00
Dec 1991        47.89           5.16
Dec 1992        51.56           5.31
Dec 1993        56.71           5.45
Dec 1994        57.45           5.60
Dec 1995        78.95           5.75
------------------------------------------
[END OF GRAPHICALLY REPRESENTED DATA]

[BLACK] Common Stock   [WHITE] Inflation

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart on next page.

Over shorter periods of time, however, common stocks tend to be subject to more dramatic changes in value than fixed income (debt) securities. Investors who are nearing retirement age, or who have a need to limit short-term risk, may find it preferable to allocate a smaller percentage of their Annuity Account Value to those Investment Funds that invest in common stocks. The following graph illustrates the monthly fluctuations in value of $1 based on monthly returns of the Standard & Poor's 500 during 1990, a year that represents more typical volatility than 1995.

Growth of $1 Invested on January 1, 1990
 (Values are as of last business date)

[THE FOLLOWING TABLE WAS REPRESENTED AS A SCATTER
GRAPH IN THE PROSPECTUS]




------------------------------------------
                                S&P 500
                U.S. IT         TOTAL
                GVT TR          RETURN
------------------------------------------
                INDEX           INDEX
------------------------------------------
Dec 1989        1.00            1.00
Jan 1990        0.99            0.93
Feb 1990        0.99            0.94
Mar 1990        0.99            0.97
Apr 1990        0.98            0.95
May 1990        1.01            1.04
Jun 1990        1.02            1.03
Jul 1990        1.04            1.03
Aug 1990        1.03            0.93
Sep 1990        1.04            0.89
Oct 1990        1.06            0.89
Nov 1990        1.08            0.94
Dec 1990        1.10            0.97

[END OF GRAPHICALLY REPRESENTED DATA]

Common Stock Intermediate-Term Gov't. Bonds

Source: Ibbotson Associates, Inc. See discussion and information preceding and following chart.

The following chart illustrates average annual rates of return over selected time periods between December 31, 1926 and December 31, 1995 for different types of securities: common stocks, long-term government bonds, long-term corporate bonds, intermediate-term government bonds and U.S. Treasury Bills. For comparison purposes, the Consumer Price Index is shown as a measure of inflation. The average annual returns shown in the chart reflect capital appreciation and assume the reinvestment of dividends and interest. No investment management fees or expenses, and no charges typically associated with deferred annuity products, are reflected.

The information presented is merely a summary of past experience for unmanaged groups of securities and is neither an estimate or guarantee of future performance. Any investment in securities, whether equity or debt, involves varying degrees of potential risk, in addition to offering varying degrees of potential reward.

The rates of return illustrated do not represent returns of the Separate Account. In addition, there is no assurance that the performance of the Investment Funds will correspond to rates of return such as those illustrated in the chart.

For a comparative illustration of performance results of the Investment Funds (which reflect the Trust and Separate Account charges), see "Part 3:
Investment Performance" in the prospectus.

                                MARKET TRENDS:
                     ILLUSTRATIVE ANNUAL RATES OF RETURN

                                                          LONG-TERM    INTERMEDIATE-
  FOR THE FOLLOWING PERIODS      COMMON     LONG-TERM     CORPORATE     TERM GOVT.      U.S. TREASURY     CONSUMER
        ENDING 12/31/95          STOCKS    GOVT. BONDS      BONDS          BONDS            BILLS        PRICE INDEX
-----------------------------  --------  -------------  -----------  ---------------  ---------------  -------------
1 Year                           37.43%       31.67%        26.39%         16.80%           5.60%           2.74%
3 Years                          15.26        12.82         10.47           7.22            4.13            2.72
5 Years                          16.57        13.10         12.07           8.81            4.29            2.83
10 Years                         14.84        11.92         11.25           9.08            5.55            3.48
20 Years                         14.59        10.45         10.54           9.69            7.28            5.23
30 Years                         10.68         7.92          8.17           8.36            6.72            5.39
40 Years                         10.78         6.38          6.75           7.02            5.73            4.46
50 Years                         11.94         5.35          5.75           5.87            4.80            4.36
60 Years                         11.34         5.20          5.46           5.34            4.01            4.10
Since 12/31/26                   10.54         5.17          5.69           5.25            3.72            3.12
Inflation adjusted since 1926     7.20         1.99          2.49           2.07            0.58              --

SOURCE: Ibbotson, Roger G., and Rex A. Sinquefield, Stocks, Bonds, Bills, and Inflation (SBBI), 1982, updated in Stocks, Bonds, Bills and Inflation 1996 Yearbook(Trademark), Ibbotson Associates Inc., Chicago. All rights reserved.

COMMON STOCKS (S&P 500)--Standard and Poor's Composite Index, an unmanaged weighted index of the stock performance of 500 industrial, transportation, utility and financial companies.

LONG-TERM GOVERNMENT BONDS--Measured using a one-bond portfolio constructed each year containing a bond with approximately a twenty year maturity and a reasonably current coupon.

LONG-TERM CORPORATE BONDS--For the period 1969-1995, represented by the Salomon Brothers Long-term, High-Grade Corporate Bond Index for the period 1946-1968, the Salomon Brothers Index was backdated using Salomon Brothers monthly yield data and a methodology similar to that used by Salomon Brothers for 1969-1995; for the period 1927-1945, the Standard and Poor's monthly High-Grade Corporate Composite yield data were used, assuming a 4 percent coupon and a twenty year maturity.

INTERMEDIATE-TERM GOVERNMENT BONDS--Measured by a one-bond portfolio constructed each year containing a bond with approximately a five year maturity.

U. S. TREASURY BILLS--Measured by rolling over each month a one-bill portfolio containing, at the beginning of each month, the bill having the shortest maturity not less than one month.

INFLATION--Measured by the Consumer Price Index for all Urban Consumers (CPI-U), not seasonally adjusted.

-----------------------------------------------------------------------------
PART 6 -FINANCIAL
 STATEMENTS

The consolidated financial statements of The Equitable Life Assurance Society of the United States included herein should be considered only as bearing upon the ability of Equitable Life to meet its obligations under the Certificates.

                      REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors of
The Equitable Life Assurance Society of the United States and Contractowners of Separate Account No. 45 of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying statements of assets and liabilities and the related statements of operations and of changes in net assets present fairly, in all material respects, the financial position of Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund, separate investment funds of The Equitable Life Assurance Society of the United States ("Equitable Life") Separate Account No. 45 at December 31, 1995, the results of each of their operations and changes in each of their net assets for the period indicated, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of shares in The Hudson River Trust at December 31, 1995 with the transfer agent, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP
New York, NY
February 7, 1996

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 1995

                                               INTERMEDIATE
                                     MONEY      GOVERNMENT    GROWTH &
                                     MARKET     SECURITIES     INCOME      COMMON
                                      FUND         FUND         FUND     STOCK FUND
                                  ----------  ------------  ----------  -----------
ASSETS
Investments in shares of
 The Hudson River Trust --
 at market value (Note 2)
  Cost: $4,229,836 .............. $4,197,833
         2,203,262 ..............              $2,208,072
         1,805,994 ..............                           $1,871,823
         7,057,825 ..............                                       $6,910,267
         1,113,495 ..............
           851,975 ..............
         3,400,085 ..............
         1,737,255 ..............
         3,721,383 ..............
Receivable for policy related
 transactions ...................    260,493      396,726       10,591     322,264
                                  ----------  ------------  ----------  ----------
Total Assets ....................  4,458,326    2,604,798    1,882,414   7,232,531
                                  ----------  ------------  ----------  ----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased .........    262,897      397,353       11,542     325,360
Amount retained by Equitable
 Life in Separate Account No. 45
 (Note 4) .......................     60,575       56,411       61,772      72,751
                                  ----------  ------------  ----------  ----------
Total Liabilities ...............    323,472      453,764       73,314     398,111
                                  ----------  ------------  ----------  ----------
NET ASSETS ...................... $4,134,854   $2,151,034   $1,809,100  $6,834,420
                                  ==========  ============  ==========  ==========
Units Outstanding at
 December 31, 1995 (Note 5) .....    173,509      160,229      150,889      54,886
                                  ==========  ============  ==========  ==========
Unit Value at December 31, 1995   $    23.83   $    13.42   $    11.99  $   124.52
                                  ==========  ============  ==========  ==========





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                        CONSERVATIVE    GROWTH
                                     GLOBAL   INTERNATIONAL  AGGRESSIVE   INVESTORS    INVESTORS
                                      FUND        FUND       STOCK FUND      FUND         FUND
                                  ----------  -------------  ----------  ------------  ----------
ASSETS
Investments in shares of
 The Hudson River Trust --
 at market value (Note 2)
  Cost: $4,229,836 ..............
         2,203,262 ..............
         1,805,994 ..............
         7,057,825 ..............
         1,113,495 .............. $1,128,607
           851,975 ..............               $867,009
         3,400,085 ..............                            $3,230,115
         1,737,255 ..............                                         $1,754,127
         3,721,383 ..............                                                      $3,760,594
Receivable for policy related
 transactions ...................     22,528      49,476        336,212      105,725      137,836
                                  ----------  -------------  ----------  ------------  ----------
Total Assets ....................  1,151,135     916,485      3,566,327    1,859,852    3,898,430
                                  ----------  -------------  ----------  ------------  ----------
LIABILITIES
Payable for The Hudson River
 Trust shares purchased .........     23,128      49,818        337,349      106,325      139,369
Amount retained by Equitable
 Life in Separate Account No. 45
 (Note 4) .......................     59,904      56,179         66,782       59,148       64,883
                                  ----------  -------------  ----------  ------------  ----------
Total Liabilities ...............     83,032     105,997        404,131      165,473      204,252
                                  ----------  -------------  ----------  ------------  ----------
NET ASSETS ...................... $1,068,103    $810,488     $3,162,196   $1,694,379   $3,694,178
                                  ==========  =============  ==========  ============  ==========
Units Outstanding at
 December 31, 1995 (Note 5) .....     47,910      73,454         57,925      102,385      156,575
                                  ==========  =============  ==========  ============  ==========
Unit Value at December 31, 1995   $    22.29    $  11.03     $    54.59   $    16.55   $    23.59
                                  ==========  =============  ==========  ============  ==========

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45
STATEMENTS OF OPERATIONS
FOR THE PERIOD ENDED DECEMBER 31, 1995*

                                                          INTERMEDIATE
                                                  MONEY    GOVERNMENT   GROWTH &   COMMON
                                                  MARKET   SECURITIES    INCOME     STOCK
                                                   FUND       FUND        FUND      FUND
                                                --------  ------------  --------  ---------
INCOME AND EXPENSES:
 Income (Note 2):
  Dividends from The Hudson River Trust  ......  $ 95,042    $29,473     $17,957   $  32,988
 Expenses (Note 3):
 Mortality and expense risk charges ...........    11,008      2,871       4,353      14,177
                                                 --------  ------------  --------  ---------
NET INVESTMENT INCOME .........................    84,034     26,602      13,604      18,811
                                                 --------  ------------  --------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments  .........    (9,249)       691          --         225
 Realized gain distribution from
  The Hudson River Trust ......................        --         --          --     366,374
                                                 --------  ------------  --------  ---------
  Net Realized Gain (Loss) ....................    (9,249)       691          --     366,599
                                                 --------  ------------  --------  ---------
 Unrealized appreciation (depreciation) on
  investments:
 Beginning of period ..........................        --         --          --          --
 End of period ................................   (32,003)     4,810      65,829    (147,558)
                                                 --------  ------------  --------  ---------
 Change in unrealized
  appreciation/depreciation during the period     (32,003)     4,810      65,829    (147,558)
                                                 --------  ------------  --------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ..................................   (41,252)     5,501      65,829     219,041
                                                 --------  ------------  --------  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ....................  $ 42,782    $32,103     $79,433   $ 237,852
                                                 ========  ============  ========  =========





                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                                    CONSERVATIVE   GROWTH
                                                 GLOBAL  INTERNATIONAL   AGGRESSIVE   INVESTORS   INVESTORS
                                                  FUND        FUND       STOCK FUND      FUND       FUND
                                                -------  -------------  ----------  ------------  ---------
INCOME AND EXPENSES:
 Income (Note 2):
  Dividends from The Hudson River Trust  ......  $ 6,761     $10,314     $   1,861     $27,115     $ 38,419
 Expenses (Note 3):
 Mortality and expense risk charges ...........    2,746       1,566         5,206       2,748        7,020
                                                 -------  -------------  ----------  ------------  ---------
NET INVESTMENT INCOME .........................    4,015       8,748        (3,345)     24,367       31,399
                                                 -------  -------------  ----------  ------------  ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS (NOTE 2):
 Realized gain (loss) on investments  .........    1,977       2,591         2,095       1,106        5,803
 Realized gain distribution from
  The Hudson River Trust ......................   30,538       3,378       322,706      10,191       48,313
                                                 -------  -------------  ----------  ------------  ---------
  Net Realized Gain (Loss) ....................   32,515       5,969       324,801      11,297       54,116
                                                 -------  -------------  ----------  ------------  ---------
 Unrealized appreciation (depreciation) on
  investments:
 Beginning of period ..........................       --          --            --          --           --
 End of period ................................   15,112      15,034      (169,970)     16,872       39,211
                                                 -------  -------------  ----------  ------------  ---------
 Change in unrealized
  appreciation/depreciation during the period     15,112      15,034      (169,970)     16,872       39,211
                                                 -------  -------------  ----------  ------------  ---------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON
 INVESTMENTS ..................................   47,627      21,003       154,831      28,169       93,327
                                                 -------  -------------  ----------  ------------  ---------
NET INCREASE IN NET ASSETS
 RESULTING FROM OPERATIONS ....................  $51,642     $29,751     $ 151,486     $52,536     $124,726
                                                 =======  =============  ==========  ============  =========

------------

   *   Commencement of operations on May 1, 1995 for all funds.

See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE PERIOD ENDED DECEMBER 31, 1995*

                                                INTERMEDIATE
                                      MONEY      GOVERNMENT    GROWTH &
                                      MARKET     SECURITIES     INCOME      COMMON
                                       FUND         FUND         FUND     STOCK FUND
                                    ----------  ------------  ----------  ----------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ............ $    84,034   $   26,602   $   13,604  $   18,811
 Net realized gain (loss) .........      (9,249)         691       --         366,599
 Change in unrealized
  appreciation/depreciation on
  investments .....................     (32,003)       4,810       65,829    (147,558)
                                     ----------  ------------  ----------  ----------
 Net increase (decrease) from
  operations . ....................      42,782       32,103       79,433     237,852
                                     ----------  ------------  ----------  ----------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ...................  11,156,359    1,629,203    1,306,253   3,944,181
  Transfers from other Funds and
   Guaranteed Interest Account
   (Note 1) .......................      59,949      513,895      432,486   2,697,390
                                     ----------  ------------  ----------  ----------
   Total ..........................  11,216,308    2,143,098    1,738,739   6,641,571
                                     ----------  ------------  ----------  ----------
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges ........................      --           --              703      14,649
  Transfers to other Funds and
   Guaranteed Interest Account
   (Note 1) .......................   7,122,265       20,000       --          18,685
                                     ----------  ------------  ----------  ----------
   Total ..........................   7,122,265       20,000          703      33,334
                                     ----------  ------------  ----------  ----------
 Net increase from Contract Owner
  transactions ....................   4,094,043    2,123,098    1,738,036   6,608,237
                                     ----------  ------------  ----------  ----------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE
  ACCOUNT NO. 45 (NOTE 4) .........      (1,971)      (4,167)      (8,369)    (11,669)
                                     ----------  ------------  ----------  ----------
INCREASE IN NET ASSETS ............   4,134,854    2,151,034    1,809,100   6,834,420
NET ASSETS, BEGINNING OF PERIOD  ..      --           --           --          --
                                     ----------  ------------  ----------  ----------
NET ASSETS, END OF PERIOD ......... $ 4,134,854   $2,151,034   $1,809,100  $6,834,420
                                     ==========  ============  ==========  ==========







                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                                           CONSERVATIVE   GROWTH
                                      GLOBAL    INTERNATIONAL  AGGRESSIVE   INVESTORS   INVESTORS
                                       FUND         FUND       STOCK FUND      FUND        FUND
                                    ----------  -------------  ----------  ------------  ---------
INCREASE (DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income ............  $    4,015    $  8,748     $   (3,345)  $   24,367  $   31,399
 Net realized gain (loss) .........      32,515       5,969        324,801       11,297      54,116
 Change in unrealized
  appreciation/depreciation on
  investments .....................      15,112      15,034       (169,970)      16,872      39,211
                                     ----------  -------------  ----------  ------------  ---------
 Net increase (decrease) from
  operations . ....................      51,642      29,751        151,486       52,536     124,726
                                     ----------  -------------  ----------  ------------  ---------
FROM CONTRACT OWNER TRANSACTIONS:
 Contributions and Transfers:
  Contributions ...................     818,158     549,641      2,114,597      977,433   1,950,052
  Transfers from other Funds and
   Guaranteed Interest Account
   (Note 1) .......................     233,534     236,742        930,163      698,465   1,712,951
                                     ----------  -------------  ----------  ------------  ---------
   Total ..........................   1,051,692     786,383      3,044,760    1,675,898   3,663,003
                                     ----------  -------------  ----------  ------------  ---------
 Withdrawals and Transfers:
  Withdrawal and administrative
   charges ........................       1,379         691         14,649       --          24,866
  Transfers to other Funds and
   Guaranteed Interest Account
   (Note 1) .......................      26,094       --             6,689       27,054      59,290
                                     ----------  -------------  ----------  ------------  ---------
   Total ..........................      27,473         691         21,338       27,054      84,156
                                     ----------  -------------  ----------  ------------  ---------
 Net increase from Contract Owner
  transactions ....................   1,024,219     785,692      3,023,422    1,648,844   3,578,847
                                     ----------  -------------  ----------  ------------  ---------
NET INCREASE IN AMOUNT RETAINED BY
 EQUITABLE LIFE IN SEPARATE
  ACCOUNT NO. 45 (NOTE 4) .........      (7,758)     (4,955)       (12,712)      (7,001)     (9,395)
                                     ----------  -------------  ----------  ------------  ---------
INCREASE IN NET ASSETS ............   1,068,103     810,488      3,162,196    1,694,379   3,694,178
NET ASSETS, BEGINNING OF PERIOD  ..      --           --            --           --          --
                                     ----------  -------------  ----------  ------------  ---------
NET ASSETS, END OF PERIOD .........  $1,068,103    $810,488     $3,162,196   $1,694,379  $3,694,178
                                     ==========  =============  ==========  ============  =========

* Commencement of operations on May 1, 1995 for all funds.
See Notes to Financial Statements.

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1995

1. General

Separate Account No. 45 (the Account) of the Equitable Life Assurance Society of the United States (Equitable Life) is organized as a unit investment trust, a type of investment company, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940. The Account consists of nine investment funds (Funds): Money Market Fund, Intermediate Government Securities Fund, Growth & Income Fund, Common Stock Fund, Global Fund, International Fund, Aggressive Stock Fund, Conservative Investors Fund and Growth Investors Fund. The assets in each Fund are invested in shares of a corresponding portfolio (Portfolio) of a mutual fund, The Hudson River Trust (the Trust). The Trust is an open-end, diversified, management investment company that invests the assets of separate accounts of insurance companies. Each Portfolio has separate investment objectives.

The Account is used to fund benefits for the Income Manager Accumulator, a non-qualified deferred variable annuity, which combines the Portfolios in the Account with guaranteed fixed rate options, and the Income Manager Rollover IRA, which offers the same investment options as the Accumulator for the qualified market. The Income Manager Accumulator and the Income Manager Rollover IRA, collectively referred to as the Contracts, are offered under group and individual variable deferred annuity forms.

All Contracts are issued by Equitable Life. The assets of the Account are the property of Equitable Life. However, the portion of the Account's assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business Equitable Life may conduct.

Contract owners may allocate amounts in their individual accounts to the Funds of the Account, and/or to the guaranteed interest account of Equitable Life's General Account, and/or to other Separate Accounts. The net assets of any Fund of the Account may not be less than the aggregate of the contract owners' accounts allocated to that Fund. Additional assets are set aside in Equitable Life's General Account to provide for other policy benefits, as required under the state insurance law.

2. Significant Accounting Policies

The accompanying financial statements are prepared in conformity with generally accepted accounting principles (GAAP). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments are made in shares of the Trust and are valued at the net asset values per share of the respective Portfolios. The net asset value is determined by the Trust using the market or fair value of the underlying assets of the Portfolio.

Investment transactions are recorded on the trade date at the net asset value per share of the underlying Portfolios. Realized gains and losses include gains and losses on redemptions of the Trust's shares (determined on the identified cost basis) and Trust distributions representing the net realized gains on Trust investment transactions.

No Federal income tax based on net income or realized and unrealized capital gains is currently applicable to Contracts participating in the Account by reason of applicable provisions of the Internal Revenue Code and no Federal income tax payable by Equitable Life is expected to effect the

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 1995
(CONTINUED)

accumulation units of Contracts participating in the Account. Accordingly, no provision for income taxes is required.

Dividends are recorded at the end of each quarter on the ex-dividend date. Capital gains are distributed by the Trust at the end of each year.

3. Asset Charges

Charges are made directly against the net assets of the Account and are reflected daily in the computation of the unit values of the Contracts. Under the Contracts, Equitable Life deducts mortality and expense risks at an annual rate of 0.90%. In addition, asset based administrative charges are also deducted from the net assets at an annual rate of 0.25%. The charges may be retained in the Account by Equitable Life and, to the extent retained, participate in the net investment results of the trust ratably with assets attributable to the Contracts. The aggregate of these charges may not exceed a total effective annual rate of 1.15%.

4. Amounts retained by Equitable Life in Separate Account No. 45

The amount retained by Equitable Life in the Account arises principally from
(1) contributions from Equitable Life, (2) mortality and expense charges and asset based administrative charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets for the Contracts. Amounts retained by Equitable Life are not subject to charges for mortality and expense risks and asset based administrative expenses.

Amounts retained by Equitable Life in the Account may be transferred at any time by Equitable Life to its General Account.

The following table shows the net surplus contributions from Equitable Life by investment fund:


           INVESTMENT FUND              1995
-----------------------------------  ---------
Money Market .......................  $ 50,000
Intermediate Government Securities      50,000
Growth & Income ....................    50,000
Common Stock .......................    50,000
Global .............................    50,000
International ......................    50,000
Aggressive Stock ...................    50,000
Conservative Investors .............    50,000
Growth Investors ...................    50,000
                                     ---------
                                      $450,000
                                     =========

THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
SEPARATE ACCOUNT NO. 45

NOTES TO FINANCIAL STATEMENTS--(CONTINUED)
DECEMBER 31, 1995
(CONTINUED)

5. Accumulation Unit Values

Shown below is accumulation unit value information for a unit outstanding throughout the period shown.

                                    MAY 1(A) TO
                                    DECEMBER 31,
                                        1995
                                  --------------
MONEY MARKET FUND
--------------------------------
Unit value, beginning of period       $ 23.15
Unit value, end of period  ......     $ 23.83
Number of units outstanding,  ...
 end of period (000's) ..........         174

INTERMEDIATE GOVERNMENT
SECURITIES FUND
--------------------------------
Unit value, beginning of period       $ 12.50
Unit value, end of period  ......     $ 13.42
Number of units outstanding, end
 of period (000's) ..............         160
GROWTH & INCOME
--------------------------------
Unit value, beginning of period       $ 10.38
Unit value, end of period  ......     $ 11.99
Number of units outstanding,
 end of period (000's) ..........         151

COMMON STOCK FUND
--------------------------------
Unit value, beginning of period       $102.34
Unit value, end of period  ......     $124.52
Number of units outstanding,
 end of period (000's) ..........          55

GLOBAL FUND
--------------------------------
Unit value, beginning of period       $ 19.48
Unit value, end of period  ......     $ 22.29
Number of units outstanding, end
 of period (000's) ..............          48








INTERNATIONAL FUND
---------------- ................
Unit value, beginning of period        $10.13
Unit value, end of period  ......      $11.03
Number of units outstanding,
 end of period (000's) ..........          73


AGGRESSIVE STOCK FUND
---------------- ................
Unit value, beginning of period        $44.03
Unit value, end of period  ......      $54.59
Number of units outstanding,
 end of period (000's) ..........          58

CONSERVATIVE INVESTORS FUND
---------------- ................
Unit value, beginning of period        $14.65
Unit value, end of period  ......      $16.55
Number of units outstanding,
 end of period (000's) ..........         102

GROWTH INVESTORS FUND
---------------- ................
Unit value, beginning of period        $20.07
Unit value, end of period  ......      $23.59
Number of units outstanding,
 end of period (000's) ..........         157



------------
(a) Date on which units were made available for sale.

                        REPORT OF INDEPENDENT ACCOUNTANTS


To the Board of Directors and Shareholder of The Equitable Life Assurance Society of the United States

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings, of shareholder's equity and of cash flows present fairly, in all material respects, the financial position of The Equitable Life Assurance Society of the United States and its subsidiaries ("Equitable Life") at December 31, 1995 and 1994, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1995, in conformity with generally accepted accounting principles. These financial statements are the responsibility of Equitable Life's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

As discussed in Note 2 to the consolidated financial statements,  Equitable Life
changed  its  methods  of  accounting   for  loan   impairments   in  1995,  for
postemployment benefits in 1994 and for investment securities in 1993.




PRICE WATERHOUSE LLP
New York, New York
February 7, 1996

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                           CONSOLIDATED BALANCE SHEETS
                           DECEMBER 31, 1995 AND 1994

                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities:
    Available for sale, at estimated fair value.............................   $    15,899.9        $     7,586.0
    Held to maturity, at amortized cost.....................................             -                5,223.0
  Mortgage loans on real estate.............................................         3,638.3              4,018.0
  Equity real estate........................................................         3,916.2              4,446.4
  Policy loans..............................................................         1,976.4              1,731.2
  Other equity investments..................................................           621.1                678.5
  Investment in and loans to affiliates.....................................           636.6                560.2
  Other invested assets.....................................................           706.1                489.3
                                                                              -----------------    -----------------
      Total investments.....................................................        27,394.6             24,732.6
Cash and cash equivalents...................................................           774.7                693.6
Deferred policy acquisition costs...........................................         3,083.3              3,221.1
Amounts due from discontinued GIC Segment...................................         2,097.1              2,108.6
Other assets................................................................         2,713.1              2,078.6
Closed Block assets.........................................................         8,612.8              8,105.5
Separate Accounts assets....................................................        24,566.6             20,469.5
                                                                              -----------------    -----------------

TOTAL ASSETS................................................................   $    69,242.2        $    61,409.5
                                                                              =================    =================

LIABILITIES
Policyholders' account balances.............................................   $    21,752.6        $    21,238.0
Future policy benefits and other policyholders' liabilities.................         4,171.8              3,840.8
Short-term and long-term debt...............................................         1,899.3              1,337.4
Other liabilities...........................................................         3,379.5              2,300.1
Closed Block liabilities....................................................         9,507.2              9,069.5
Separate Accounts liabilities...............................................        24,531.0             20,429.3
                                                                              -----------------    -----------------
      Total liabilities.....................................................        65,241.4             58,215.1
                                                                              -----------------    -----------------

Commitments and contingencies (Notes 10, 12, 13, 14 and 15)

SHAREHOLDER'S EQUITY
Common stock, $1.25 par value 2.0 million shares authorized, issued
  and outstanding...........................................................             2.5                  2.5
Capital in excess of par value..............................................         2,913.6              2,913.6
Retained earnings...........................................................           781.6                484.0
Net unrealized investment gains (losses)....................................           338.2               (203.0)
Minimum pension liability...................................................           (35.1)                (2.7)
                                                                              -----------------    -----------------
      Total shareholder's equity............................................         4,000.8              3,194.4
                                                                              -----------------    -----------------

TOTAL LIABILITIES AND SHAREHOLDER'S EQUITY..................................   $    69,242.2        $    61,409.5
                                                                              =================    =================






                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                       CONSOLIDATED STATEMENTS OF EARNINGS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income......................................................   $      771.0       $       715.0      $       644.5
Premiums......................................................          606.8               625.6              599.1
Net investment income.........................................        2,127.7             2,030.9            2,599.3
Investment gains, net.........................................            5.3                91.8              533.4
Commissions, fees and other income............................          886.8               845.4            1,717.2
Contribution from the Closed Block............................          124.4               151.0              128.3
                                                                -----------------  -----------------  -----------------

      Total revenues..........................................        4,522.0             4,459.7            6,221.8
                                                                -----------------  -----------------  -----------------

BENEFITS AND OTHER DEDUCTIONS
Interest credited to policyholders' account balances..........        1,244.2             1,201.3            1,330.0
Policyholders' benefits.......................................        1,011.3               920.6            1,003.9
Other operating costs and expenses............................        1,856.5             1,943.1            3,584.2
                                                                -----------------  -----------------  -----------------

      Total benefits and other deductions.....................        4,112.0             4,065.0            5,918.1
                                                                -----------------  -----------------  -----------------

Earnings before Federal income taxes and cumulative
  effect of accounting change.................................          410.0               394.7              303.7
Federal income taxes..........................................          112.4               101.2               91.3
                                                                -----------------  -----------------  -----------------
Earnings before cumulative effect of accounting change........          297.6               293.5              212.4
Cumulative effect of accounting change, net of Federal
  income taxes................................................            -                 (27.1)               -
                                                                -----------------  -----------------  -----------------

Net Earnings..................................................   $      297.6       $       266.4      $       212.4
                                                                =================  =================  =================






















                 See Notes to Consolidated Financial Statements.

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                 CONSOLIDATED STATEMENTS OF SHAREHOLDER'S EQUITY
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993

                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Common stock, at par value, beginning of year.................   $        2.5       $         2.5      $         2.0
Increase in par value.........................................            -                   -                   .5
                                                                -----------------  -----------------  -----------------
Common stock, at par value, end of year.......................            2.5                 2.5                2.5
                                                                -----------------  -----------------  -----------------

Capital in excess of par value, beginning of year.............        2,913.6             2,613.6            2,273.9
Additional capital in excess of par value.....................            -                 300.0              340.2
Increase in par value.........................................            -                   -                  (.5)
                                                                -----------------  -----------------  -----------------
Capital in excess of par value, end of year...................        2,913.6             2,913.6            2,613.6
                                                                -----------------  -----------------  -----------------

Retained earnings, beginning of year..........................          484.0               217.6                5.2
Net earnings..................................................          297.6               266.4              212.4
                                                                -----------------  -----------------  -----------------
Retained earnings, end of year................................          781.6               484.0              217.6
                                                                -----------------  -----------------  -----------------

Net unrealized investment (losses) gains, beginning of year...         (203.0)              131.9               78.8
Change in unrealized investment gains (losses)................          541.2              (334.9)              (9.5)
Effect of adopting new accounting standard....................            -                   -                 62.6
                                                                -----------------  -----------------  -----------------
Net unrealized investment gains (losses), end of year.........          338.2              (203.0)             131.9
                                                                -----------------  -----------------  -----------------

Minimum pension liability, beginning of year..................           (2.7)              (15.0)               -
Change in minimum pension liability...........................          (32.4)               12.3              (15.0)
                                                                -----------------  -----------------  -----------------
Minimum pension liability, end of year........................          (35.1)               (2.7)             (15.0)
                                                                -----------------  -----------------  -----------------

TOTAL SHAREHOLDER'S EQUITY, END OF YEAR.......................   $    4,000.8       $     3,194.4      $     2,950.6
                                                                =================  =================  =================



















                 See Notes to Consolidated Financial Statements.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                  YEARS ENDED DECEMBER 31, 1995, 1994 AND 1993


                                                                      1995               1994               1993
                                                                -----------------  -----------------  -----------------
                                                                                    (IN MILLIONS)

Net earnings..................................................   $      297.6       $       266.4      $       212.4
Adjustments to reconcile net earnings to net cash
  provided (used) by operating activities:
  Net change in trading activities and broker-dealer
    related receivables/payables..............................            -                   -             (4,177.8)
  Increase in matched resale agreements.......................            -                   -             (2,900.5)
  Increase in matched repurchase agreements...................            -                   -              2,900.5
  Investment gains, net of dealer and trading gains...........           (5.3)              (91.8)            (160.8)
  Change in amounts due from discontinued GIC Segment.........            -                  57.3               47.8
  General Account policy charges..............................         (769.7)             (711.9)            (623.4)
  Interest credited to policyholders' account balances........        1,244.2             1,201.3            1,330.0
  Changes in Closed Block assets and liabilities, net.........          (69.6)              (95.1)             (73.3)
  Other, net..................................................          627.1                 7.8             (416.1)
                                                                -----------------  -----------------  -----------------

Net cash provided (used) by operating activities..............        1,324.3               634.0           (3,861.2)
                                                                -----------------  -----------------  -----------------

Cash flows from investing activities:
  Maturities and repayments...................................        1,863.1             2,319.7            3,479.6
  Sales.......................................................        8,901.4             5,661.9            7,399.2
  Return of capital from joint ventures and limited
    partnerships..............................................           65.2                39.0              119.5
  Purchases...................................................      (11,675.5)           (7,417.6)         (11,184.2)
  Decrease (increase) in loans to discontinued GIC Segment....        1,226.9               (40.0)            (880.0)
  Cash received on sale of 61% interest in DLJ................            -                   -                346.7
  Other, net..................................................         (625.5)             (371.1)            (317.0)
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by investing activities..............         (244.4)              191.9           (1,036.2)
                                                                -----------------  -----------------  -----------------

Cash flows from financing activities:
  Policyholders' account balances:
    Deposits..................................................        2,414.9             2,082.7            2,410.7
    Withdrawals...............................................       (2,692.7)           (2,887.4)          (2,433.5)
  Net (decrease) increase in short-term financings............          (16.4)             (173.0)           4,717.2
  Additions to long-term debt.................................          599.7                51.8               97.7
  Repayments of long-term debt................................          (40.7)             (199.8)             (64.4)
  Proceeds from issuance of Alliance units....................            -                 100.0                -
  Payment of obligation to fund accumulated deficit of
    discontinued GIC Segment..................................       (1,215.4)                -                  -
  Capital contribution from the Holding Company...............            -                 300.0                -
  Other, net..................................................          (48.2)                -                  -
                                                                -----------------  -----------------  -----------------

Net cash (used) provided by financing activities..............         (998.8)             (725.7)           4,727.7
                                                                -----------------  -----------------  -----------------

Change in cash and cash equivalents...........................           81.1               100.2             (169.7)
Cash and cash equivalents, beginning of year..................          693.6               593.4              763.1
                                                                -----------------  -----------------  -----------------

Cash and Cash Equivalents, End of Year........................   $      774.7       $       693.6      $       593.4
                                                                =================  =================  =================

Supplemental cash flow information
  Interest Paid...............................................   $       89.6       $        34.9      $     1,437.2
                                                                =================  =================  =================
  Income Taxes (Refunded) Paid................................   $      (82.7)      $        49.2      $        41.0
                                                                =================  =================  =================

                 See Notes to Consolidated Financial Statements.
                                      F-12

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS


 1)     ORGANIZATION

        The Equitable Life Assurance Society of the United States ("Equitable Life") converted to a stock life insurance company on July 22, 1992 and became a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). Equitable Life's insurance business, which is comprised of an Individual Insurance and Annuities segment and a Group Pension segment is conducted principally by Equitable Life and its wholly owned life insurance subsidiary, Equitable Variable Life Insurance Company ("EVLICO"). Equitable Life's investment management business, which comprises the Investment Services segment, is conducted principally by Alliance Capital Management L.P. ("Alliance"), Equitable Real Estate Investment Management, Inc. ("EREIM") and Donaldson, Lufkin and Jenrette, Inc. ("DLJ"), an investment banking and brokerage affiliate. AXA, a French holding company for an international group of insurance and related financial services companies is the Holding Company's largest shareholder, owning approximately 60.6% at December 31, 1995 (63.5% assuming conversion of Series E Convertible Preferred Stock held by AXA and 54.2% if all securities convertible into, or options on, common stock were to be converted or exercised).

 2)     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

        Basis of Presentation and Principles of Consolidation
        -----------------------------------------------------

        The accompanying consolidated financial statements are prepared in conformity with generally accepted accounting principles ("GAAP").

        The accompanying consolidated financial statements include the accounts of Equitable Life and its wholly owned life insurance subsidiaries (collectively, the "Insurance Group"); non-insurance subsidiaries, principally Alliance, an investment advisory subsidiary and EREIM, a real estate investment management subsidiary; and those partnerships and joint ventures in which the Company has control and a majority economic interest (collectively, including its consolidated subsidiaries, the "Company"). The consolidated statement of earnings and cash flow for the year ended December 31, 1993 include the results of operations and cash flow of DLJ, an investment banking and brokerage affiliate, on a consolidated basis through December 15, 1993 (see Note 20). Subsequent to that date, DLJ is accounted for on the equity basis. The Closed Block assets and liabilities and results of operations are presented in the consolidated financial statements as single line items (see Note 6). Unless specifically stated, all disclosures contained herein supporting the consolidated financial statements exclude the Closed Block related amounts.

        The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

        All significant intercompany transactions and balances have been eliminated in consolidation other than intercompany transactions and balances with the Closed Block and the discontinued Guaranteed Interest Contract ("GIC") Segment (see Note 7).

        Certain reclassifications have been made in the amounts presented for prior periods to conform these periods with the 1995 presentation.

        Closed Block
        ------------

        As of July 22, 1992, Equitable Life established the Closed Block for the benefit of certain classes of individual participating policies for which Equitable Life had a dividend scale payable in 1991 and which were in force on that date. Assets were allocated to the Closed Block in an amount which, together with anticipated revenues from policies included in the Closed Block, was reasonably expected to be sufficient to support such business, including provision for payment of claims, certain expenses and taxes, and for continuation of dividend scales payable in 1991, assuming the experience underlying such scales continues.

        Assets allocated to the Closed Block inure solely to the benefit of the holders of policies included in the Closed Block and will not revert to the benefit of the Holding Company. The plan of demutualization prohibits the reallocation, transfer, borrowing or lending of assets between the Closed Block and other portions of Equitable Life's General Account, any of its Separate Accounts or to any affiliate of Equitable Life without the approval of the New York Superintendent of Insurance. Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

        The excess of Closed Block liabilities over Closed Block assets represents the expected future post-tax contribution from the Closed Block which would be recognized in income over the period the policies and contracts in the Closed Block remain in force. If the actual contribution from the Closed Block in any given period equals or exceeds the expected contribution for such period as determined at the establishment of the Closed Block, the expected contribution would be recognized in income for that period. Any excess of the actual contribution over the expected contribution would also be recognized in income to the extent that the aggregate expected contribution for all prior periods exceeded the aggregate actual contribution. Any remaining excess of actual contribution over expected contributions would be accrued in the Closed Block as a liability for future dividends to be paid to the Closed Block policyholders. If, over the period the policies and contracts in the Closed Block remain in force, the actual contribution from the Closed Block is less than the expected contribution from the Closed Block, only such actual contribution would be recognized in income.

        Discontinued Operations
        -----------------------

        In 1991, the Company's management adopted a plan to discontinue the business operations of the GIC Segment, consisting of the Guaranteed Interest Contract and Group Non-Participating Wind-Up Annuities lines of business. The Company established a pre-tax provision for the estimated future losses of the GIC line of business and a premium deficiency reserve for the Group Non-Participating Wind-Up Annuities. Subsequent losses incurred have been charged to the allowance for future losses and the premium deficiency reserve. Total allowances are based upon management's best judgment and there is no assurance that the ultimate losses will not differ.

        Accounting Changes
        ------------------

        In the first quarter of 1995, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 114, "Accounting by Creditors for Impairment of a Loan". This statement applies to all loans, including loans restructured in a troubled debt restructuring involving a modification of terms. This statement addresses the accounting for impairment of a loan by specifying how allowances for credit losses should be determined. Impaired loans within the scope of this statement are measured based on the present value of expected future cash flows discounted at the loan's effective interest rate, at the loan's observable market price or the fair value of the collateral if the loan is collateral dependent. The Company provides for impairment of loans through an allowance for possible losses. The adoption of this statement did not have a material effect on the level of these allowances or on the Company's consolidated statements of earnings and shareholder's equity.

        In the fourth quarter of 1994 (effective as of January 1, 1994), the Company adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits," which required employers to recognize the obligation to provide postemployment benefits. Implementation of this statement resulted in a charge for the cumulative effect of accounting change of $27.1 million, net of a Federal income tax benefit of $14.6 million.

        At December 31, 1993, the Company adopted SFAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities," which expanded the use of fair value accounting for those securities that a company does not have positive intent and ability to hold to maturity. Implementation of this statement increased consolidated shareholder's equity by $62.6 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax. Beginning coincident with issuance of SFAS No. 115 implementation guidance in November 1995, the Financial Accounting Standards Board ("FASB") permitted companies a one-time opportunity, through December 31, 1995, to reassess the appropriateness of the classification of all securities held at that time. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result consolidated shareholder's equity increased by $126.2 million, net of deferred policy acquisition costs, amounts attributable to participating group annuity contracts and deferred Federal income tax.

        New Accounting Pronouncements
        -----------------------------

        In January 1995, the FASB issued SFAS No. 120, "Accounting and Reporting by Mutual Life Insurance Enterprises and by Insurance Enterprises for Certain Long-Duration Participating Contracts," which permits, but does not require, stock life insurance companies with participating life contracts to account for those contracts in accordance with Statement of Position No. 95-1, "Accounting for Certain Insurance Activities of Mutual Life Insurance Enterprises". The Company has decided to retain the existing methodology to account for traditional participating policies and, therefore, will not adopt this statement.

        In March 1995, the FASB issued SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of," which requires that long-lived assets and certain identifiable intangibles be reviewed for impairment whenever events or changes in circumstances indicate the carrying amount of such assets may not be recoverable. The Company will implement this statement as of January 1, 1996. The cumulative effect of this accounting change will be a charge of $23.4 million, net of a Federal income tax benefit of $12.1 million, due to the writedown to fair value of building improvements relating to facilities being vacated beginning in 1996. The Company currently provides allowances for possible losses for other assets under the scope of this statement. Management has not yet determined the impact of this statement on assets to be held and used.

        In May 1995, the FASB issued SFAS No. 122, "Accounting for Mortgage Servicing Rights," which requires a mortgage banking enterprise to recognize rights to service mortgage loans for others as separate assets however those servicing rights are acquired. It further requires capitalized mortgage servicing rights be assessed for impairment based on the fair value of those rights. The Company will implement this statement as of January 1, 1996. Implementation of this statement will not have a material effect on the Company's consolidated financial statements.

        In October 1995, the FASB issued SFAS No. 123, "Accounting for Stock-Based Compensation". This statement defines a fair value based method of accounting for stock-based employee compensation plans while continuing to allow an entity to measure compensation cost for such plans using the intrinsic value based method of accounting. Management has decided to retain the current compensation cost methodology prescribed by Accounting Principles Board Opinion No. 25, "Accounting for Stock Issued to Employees".

        Valuation of Investments
        ------------------------

        Fixed maturities, which the Company has both the ability and the intent to hold to maturity, are stated principally at amortized cost. Fixed maturities identified as available for sale are reported at estimated fair value. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary.

        Mortgage loans on real estate are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Effective with the adoption of SFAS No. 114 on January 1, 1995, the valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or the collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the measurement method used is collateral value. Prior to the adoption of SFAS No. 114, the valuation allowances were based on losses expected by management to be realized on transfers of mortgage loans to real estate (upon foreclosure or in-substance foreclosure), on the disposition or settlement of mortgage loans and on mortgage loans management believed may not be collectible in full. In establishing valuation allowances, management previously considered, among other things the estimated fair value of the underlying collateral.

        Real estate, including real estate acquired in satisfaction of debt, is stated at depreciated cost less valuation allowances. At the date of foreclosure (including in-substance foreclosure), real estate acquired in satisfaction of debt is valued at estimated fair value. Valuation allowances on real estate held for the production of income are computed using the forecasted cash flows of the respective properties discounted at a rate equal to the Company's cost of funds; valuation allowances on real estate available for sale are computed using the lower of current estimated fair value, net of disposition costs, or depreciated cost.

        Policy loans are stated at unpaid principal balances.

        Partnerships and joint venture interests in which the Company does not have control and a majority economic interest are reported on the equity basis of accounting and are included either with equity real estate or other equity investments, as appropriate.

        Common stocks are carried at estimated fair value and are included in other equity investments.

        Short-term investments are stated at amortized cost which approximates fair value and are included with other invested assets.

        Cash and cash equivalents includes cash on hand, amounts due from banks and highly liquid debt instruments purchased with an original maturity of three months or less.

        All securities are recorded in the consolidated financial statements on a trade date basis.

        Investment Results and Unrealized Investment Gains (Losses)
        -----------------------------------------------------------

        Net investment income and realized investment gains and losses (collectively, "investment results") related to certain participating group annuity contracts are passed through to the contractholders as interest credited to policyholders' account balances.

        Realized investment gains and losses are determined by specific identification and are presented as a component of revenue. Valuation allowances are netted against the asset categories to which they apply and changes in the valuation allowances are included in investment gains or losses.

        Unrealized investment gains and losses on fixed maturities available for sale and equity securities held by the Company are accounted for as a separate component of shareholder's equity, net of related deferred Federal income taxes, amounts attributable to the discontinued GIC Segment, Closed Block, participating group annuity contracts and deferred policy acquisition costs related to universal life and investment-type products.

        Recognition of Insurance Income and Related Expenses
        ----------------------------------------------------

        Premiums from universal life and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of amounts assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

        Premiums from traditional life and annuity policies with life contingencies generally are recognized as income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of policy acquisition costs.

        For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as income when due with any excess profit deferred and recognized in income in a constant relationship to insurance in force or, for annuities, the amount of expected future benefit payments.

        Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

        Deferred Policy Acquisition Costs
        ---------------------------------

        The costs of acquiring new business, principally commissions, underwriting, agency and policy issue expenses, all of which vary with and are primarily related to the production of new business, are deferred. Deferred policy acquisition costs are subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

        For universal life products and investment-type products, deferred policy acquisition costs are amortized over the expected average life of the contracts (periods ranging from 15 to 35 years and 5 to 17 years, respectively) as a constant percentage of estimated gross profits arising principally from investment results, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. The effect on the amortization of deferred policy acquisition costs of revisions to estimated gross profits is reflected in earnings in the period such estimated gross profits are revised. The effect on the deferred policy acquisition cost asset that would result from realization of unrealized gains (losses) is recognized with an offset to unrealized gains (losses) in consolidated shareholder's equity as of the balance sheet date.

        For  traditional  life and  annuity  policies  with life  contingencies, deferred policy acquisition costs are amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings in the period such deviations occur. For these contracts, the amortization periods generally are for the estimated life of the policy.

        For individual health benefit insurance, deferred policy acquisition costs are amortized over the expected average life of the contracts (10 years for major medical policies and 20 years for disability income products) in proportion to anticipated premium revenue at time of issue.

        Policyholders' Account Balances and Future Policy Benefits
        ----------------------------------------------------------

        Policyholders' account balances for universal life and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

        For traditional life insurance policies, future policy benefit and dividend liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Insurance Group's experience which, together with interest and expense assumptions, provide a margin for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, deferred policy acquisition costs are written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and after annuitization are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 2.25% to 11.5% for life insurance liabilities and from 2.25% to 13.5% for annuity liabilities.

        Individual health benefit liabilities for active lives are estimated using the net level premium method, and assumptions as to future morbidity, withdrawals and interest which provide a margin for adverse deviation. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest.

        Claim reserves and associated liabilities for individual disability income and major medical policies were $639.6 million, $570.6 million at December 31, 1995 and 1994, respectively. Incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual disability income and major medical policies are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Incurred benefits related to current year..........  $       176.0       $      188.6       $      193.1
        Incurred benefits related to prior years...........           67.8               28.7              106.1
                                                            -----------------   ----------------   -----------------
        Total Incurred Benefits............................  $       243.8       $      217.3       $      299.2
                                                            =================   ================   =================

        Benefits paid related to current year..............  $        37.0       $       43.7       $       48.9
        Benefits paid related to prior years...............          137.8              132.3              123.1
                                                            -----------------   ----------------   -----------------
        Total Benefits Paid................................  $       174.8       $      176.0       $      172.0
                                                            =================   ================   =================

        The amount of policyholders' dividends to be paid (including those on policies included in the Closed Block) is determined annually by
        Equitable   Life's  Board  of  Directors.   The   aggregate   amount  of
        policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by Equitable Life.

        Equitable Life is subject to limitations on the amount of statutory profits which can be retained with respect to certain classes of individual participating policies that were in force on July 22, 1992 which are not included in the Closed Block and with respect to participating policies issued subsequent to July 22, 1992. Excess statutory profits, if any, will be distributed over time to such policyholders and will not be available to Equitable Life's shareholder. Earnings in excess of limitations are accrued as policyholders' dividends.

        At December 31, 1995, participating policies including those in the Closed Block represent approximately 27.2% ($58.4 billion) of directly written life insurance in force, net of amounts ceded. Participating policies represent primarily all of the premium income as reflected in the consolidated statements of earnings and in the results of the Closed Block.

        Federal Income Taxes
        --------------------

        Equitable Life and its life insurance and non-life insurance subsidiaries file a consolidated Federal income tax return with the Holding Company and its non-life insurance subsidiaries. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws.

        Separate Accounts
        -----------------

        Separate Accounts are established in conformity with the New York State Insurance Law and generally are not chargeable with liabilities that arise from any other business of the Insurance Group. Separate Accounts assets are subject to General Account claims only to the extent the value of such assets exceeds the Separate Accounts liabilities.

        Assets and liabilities of the Separate Accounts, representing net deposits and accumulated net investment earnings less fees, held primarily for the benefit of contractholders, and for which the Insurance Group does not bear the investment risk, are shown as separate captions in the consolidated balance sheets. The Insurance Group bears the investment risk on assets held in one Separate Account, therefore, such assets are carried on the same basis as similar assets held in the General Account portfolio. Assets held in the other Separate Accounts are carried at quoted market values or, where quoted values are not available, at estimated fair values as determined by the Insurance Group.

        The investment results of Separate Accounts on which the Insurance Group does not bear the investment risk are reflected directly in Separate Accounts liabilities. For the years ended December 31, 1995, 1994 and 1993, investment results of such Separate Accounts were $1,956.3 million, $676.3 million and $1,676.5 million, respectively.

        Deposits to all Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all Separate Accounts are included in revenues.

 3)     INVESTMENTS

        The following tables provide additional information relating to fixed maturities and equity securities:


                                                                        GROSS               GROSS
                                                   AMORTIZED          UNREALIZED         UNREALIZED         ESTIMATED
                                                      COST              GAINS              LOSSES           FAIR VALUE
                                                -----------------  -----------------   ----------------   ---------------
                                                                             (IN MILLIONS)
        DECEMBER 31, 1995
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $    10,910.7      $       617.6       $      118.1       $   11,410.2
            Mortgage-backed....................        1,838.0               31.2                1.2            1,868.0
            U.S. Treasury securities and
              U.S. government and
              agency securities................        2,257.0               77.8                4.1            2,330.7
            States and political subdivisions..           45.7                5.2                -                 50.9
            Foreign governments................          124.5               11.0                 .2              135.3
            Redeemable preferred stock.........          108.1                5.3                8.6              104.8
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $    15,284.0      $       748.1       $      132.2       $   15,899.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $        97.3      $        49.1       $       18.0       $      128.4
                                                =================  =================   ================   ===============

        December 31, 1994
        Fixed Maturities:
          Available for Sale:
            Corporate..........................  $     5,663.4      $        34.6       $      368.0       $    5,330.0
            Mortgage-backed....................          686.0                2.9               44.8              644.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................        1,519.3                6.7               71.9            1,454.1
            States and political subdivisions..           23.4                 .1                 .7               22.8
            Foreign governments................           43.8                 .3                4.2               39.9
            Redeemable preferred stock.........          108.4                 .4               13.7               95.1
                                                -----------------  -----------------   ----------------   ---------------
        Total Available for Sale...............  $     8,044.3      $        45.0       $      503.3       $    7,586.0
                                                =================  =================   ================   ===============
          Held to Maturity:
            Corporate..........................  $     4,661.0      $        67.9       $      233.8       $    4,495.1
            U.S. Treasury securities and
              U.S. government and
              agency securities................          428.9                4.6               44.2              389.3
            States and political subdivisions..           63.4                 .9                3.7               60.6
            Foreign governments................           69.7                4.2                2.0               71.9
                                                =================  =================   ================   ===============
        Total Held to Maturity.................  $     5,223.0      $        77.6       $      283.7       $    5,016.9
                                                =================  =================   ================   ===============

        Equity Securities:
          Common stock.........................  $       126.4      $        31.2       $       23.5       $      134.1
                                                =================  =================   ================   ===============

        For publicly traded fixed maturities and equity securities, estimated fair value is determined using quoted market prices. For fixed maturities without a readily ascertainable market value, the Company has determined an estimated fair value using a discounted cash flow approach, including provisions for credit risk, generally based upon the assumption that such securities will be held to maturity. Estimated fair value for equity securities, substantially all of which do not have a readily ascertainable market value, has been determined by the Company. Such estimated fair values do not necessarily represent the values for which these securities could have been sold at the dates of the consolidated balance sheets. At December 31, 1995 and 1994, securities without a readily ascertainable market value having an amortized cost of $3,748.9 million and $3,980.4 million, respectively, had estimated fair values of $3,981.8 million and $3,858.7 million, respectively.

        The contractual maturity of bonds at December 31, 1995 is shown below:


                                                                                        AVAILABLE FOR SALE
                                                                                ------------------------------------
                                                                                   AMORTIZED          ESTIMATED
                                                                                     COST             FAIR VALUE
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Due in one year or less................................................  $      357.9       $      360.0
        Due in years two through five..........................................       3,773.1            3,847.1
        Due in years six through ten...........................................       4,709.8            4,821.8
        Due after ten years....................................................       4,497.1            4,898.2
        Mortgage-backed securities.............................................       1,838.0            1,868.0
                                                                                ----------------   -----------------
        Total..................................................................  $   15,175.9       $   15,795.1
                                                                                ================   =================

        Bonds not due at a single maturity date have been included in the above table in the year of final maturity. Actual maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

        Investment valuation allowances and changes thereto are shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balances, beginning of year........................  $       284.9       $      355.6       $      512.0
        Additions charged to income........................          136.0               51.0               92.8
        Deductions for writedowns and asset dispositions...          (95.6)            (121.7)            (249.2)
                                                            -----------------   ----------------   -----------------
        Balances, End of Year..............................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Balances, end of year comprise:
          Mortgage loans on real estate....................  $        65.5       $       64.2       $      144.4
          Equity real estate...............................          259.8              220.7              211.2
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       325.3       $      284.9       $      355.6
                                                            =================   ================   =================

        Deductions for writedowns and asset dispositions for 1993 include an $87.1 million writedown of fixed maturity investments at December 31, 1993 as a result of adopting a new accounting statement for the valuation of these investments that requires specific writedowns instead of valuation allowances.

        At December 31, 1995, the carrying values of investments held for the production of income which were non-income producing for the twelve months preceding the consolidated balance sheet date were $37.2 million of fixed maturities and $84.7 million of mortgage loans on real estate.

        The Insurance Group's fixed maturity investment portfolio includes corporate high yield securities consisting of public high yield bonds, redeemable preferred stocks and directly negotiated debt in leveraged buyout transactions. The Insurance Group seeks to minimize the higher than normal credit risks associated with such securities by monitoring the total investments in any single issuer or total investment in a particular industry group. Certain of these corporate high yield securities are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa or National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 1995, approximately 15.57% of the $15,139.9 million aggregate amortized cost of bonds held by the Insurance Group were considered to be other than investment grade.

        In addition to its holdings of corporate high yield securities, the Insurance Group is an equity investor in limited partnership interests which primarily invest in securities considered to be other than investment grade.

        The Company has restructured or modified the terms of certain fixed maturity investments. The fixed maturity portfolio, based on amortized cost, includes $15.9 million and $30.5 million at December 31, 1995 and 1994, respectively, of such restructured securities. These amounts include fixed maturities which are in default as to principal and/or interest payments, are to be restructured pursuant to commenced negotiations or where the borrowers went into bankruptcy subsequent to acquisition (collectively, "problem fixed maturities") of $1.6 million and $9.7 million as of December 31, 1995 and 1994, respectively. Gross interest income that would have been recorded in accordance with the original terms of restructured fixed maturities amounted to $3.0 million, $7.5 million and $11.7 million in 1995, 1994 and 1993, respectively. Gross interest income on these fixed maturities included in net investment income aggregated $2.9 million, $6.8 million and $9.7 million in 1995, 1994 and 1993, respectively.

        At December 31, 1995 and 1994, mortgage loans on real estate with scheduled payments 60 days (90 days for agricultural mortgages) or more past due or in foreclosure (collectively, "problem mortgage loans on real estate") had an amortized cost of $87.7 million (2.4% of total mortgage loans on real estate) and $96.9 million (2.3% of total mortgage loans on real estate), respectively.

        The payment terms of mortgage loans on real estate may from time to time be restructured or modified. The investment in restructured mortgage loans on real estate, based on amortized cost, amounted to $531.5 million and $447.9 million at December 31, 1995 and 1994, respectively. These amounts include $3.8 million and $1.0 million of problem mortgage loans on real estate at December 31, 1995 and 1994, respectively. Gross interest income on restructured mortgage loans on real estate that would have been recorded in accordance with the original terms of such loans amounted to $52.1 million, $44.9 million and $51.8 million in 1995, 1994 and 1993, respectively. Gross interest income on these loans included in net investment income aggregated $37.4 million, $32.8 million and $46.0 million in 1995, 1994 and 1993, respectively.

        Impaired mortgage loans (as defined under SFAS No. 114) along with the related provision for losses were as follows:


                                                                                                 December 31, 1995
                                                                                                 -------------------
                                                                                                   (IN MILLIONS)

        Impaired mortgage loans with provision for losses.......................................  $        310.1
        Impaired mortgage loans with no provision for losses....................................           160.8
                                                                                                 -------------------
        Recorded investment in impaired mortgage loans..........................................           470.9
        Provision for losses....................................................................            62.7
                                                                                                 -------------------
        Net Impaired Mortgage Loans.............................................................  $        408.2
                                                                                                 ===================

        Impaired mortgage loans with no provision for losses are loans where the fair value of the collateral or the net present value of the loan equals or exceeds the recorded investment. Interest income earned on loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

        During the year ended December 31, 1995, the Company's average recorded investment in impaired mortgage loans was $429.0 million. Interest income recognized on these impaired mortgage loans totaled $27.9 million for the year ended December 31, 1995, including $13.4 million recognized on a cash basis.

        At December 31, 1995, investments owned of any one issuer, including its affiliates, for which the aggregate carrying values are 10% or more of total shareholders' equity, were $508.3 million relating to Trammell Crow and affiliates (including holdings of the Closed Block and the discontinued GIC Segment). The amount includes restructured mortgage loans on real estate with an amortized cost of $152.4 million. A $294.0 million commercial loan package which was in bankruptcy at the beginning of the year was resolved in 1995, with part of the package reclassified as restructured and the remainder reclassified as equity real estate.

        The Insurance Group's investment in equity real estate is through direct ownership and through investments in real estate joint ventures. At December 31, 1995 and 1994, the carrying value of equity real estate available for sale amounted to $255.5 million and $447.8 million, respectively. For the years ended December 31, 1995, 1994 and 1993, respectively, real estate of $35.3 million, $189.8 million and $261.8 million was acquired in satisfaction of debt. At December 31, 1995 and 1994, the Company owned $862.7 million and $1,086.9 million, respectively, of real estate acquired in satisfaction of debt.

        Depreciation of real estate is computed using the straight-line method over the estimated useful lives of the properties, which generally range from 40 to 50 years. Accumulated depreciation on real estate was $662.4 million and $703.1 million at December 31, 1995 and 1994, respectively. Depreciation expense on real estate totaled $121.7 million, $117.0 million and $115.3 million for the years ended December 31, 1995, 1994 and 1993, respectively.

 4)     JOINT VENTURES AND PARTNERSHIPS

        Summarized combined financial information of real estate joint ventures (38 and 47 individual ventures as of December 31, 1995 and 1994, respectively) and of limited partnership interests accounted for under the equity method, in which the Company has an investment of $10.0 million or greater and an equity interest of 10% or greater is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        FINANCIAL POSITION
        Investments in real estate, at depreciated cost........................  $    2,684.1       $    2,786.7
        Investments in securities, generally at estimated fair value...........       2,459.8            3,071.2
        Cash and cash equivalents..............................................         489.1              359.8
        Other assets...........................................................         270.8              398.7
                                                                                ----------------   -----------------
        Total assets...........................................................       5,903.8            6,616.4
                                                                                ----------------   -----------------
        Borrowed funds - third party...........................................       1,782.3            1,759.6
        Borrowed funds - the Company...........................................         220.5              238.0
        Other liabilities......................................................         593.9              987.7
                                                                                ----------------   -----------------
        Total liabilities......................................................       2,596.7            2,985.3
                                                                                ----------------   -----------------
        Partners' Capital......................................................  $    3,307.1       $    3,631.1
                                                                                ================   =================

        Equity in partners' capital included above.............................  $      902.2       $      964.2
        Equity in limited partnership interests not included above.............         212.8              224.6
        Excess (deficit) of equity in partners' capital over investment cost
          and equity earnings..................................................           3.6               (1.8)
        Notes receivable from joint venture....................................           5.3                6.1
                                                                                ----------------   -----------------
        Carrying Value.........................................................  $    1,123.9       $    1,193.1
                                                                                ================   =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        STATEMENTS OF EARNINGS
        Revenues of real estate joint ventures.............  $       463.5       $      537.7       $      602.7
        Revenues of other limited partnership interests....          242.3              103.4              319.1
        Interest expense - third party.....................         (135.3)            (114.9)            (118.8)
        Interest expense - the Company.....................          (41.0)             (36.9)             (52.1)
        Other expenses.....................................         (397.7)            (430.9)            (531.7)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       131.8       $       58.4       $      219.2
                                                            =================   ================   =================

        Equity in net earnings included above..............  $        49.1       $       18.9       $       71.6
        Equity in net earnings of limited partnerships
          interests not included above.....................           44.8               25.3               46.3
        Excess of earnings in joint ventures over equity
          ownership percentage and amortization of
          differences in bases.............................             .9                1.8                9.2
        Interest on notes receivable.......................             .1                -                   .5
                                                            -----------------   ----------------   -----------------
        Total Equity in Net Earnings.......................  $        94.9       $       46.0       $      127.6
                                                            =================   ================   =================

 5)     NET INVESTMENT INCOME AND INVESTMENT GAINS (LOSSES)

        The sources of net investment income are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $     1,151.0       $    1,024.5       $      981.7
        Trading account securities.........................            -                  -                709.3
        Securities purchased under resale agreements.......            -                  -                533.8
        Mortgage loans on real estate......................          329.0              384.3              457.4
        Equity real estate.................................          560.4              561.8              539.1
        Other equity investments...........................           76.9               35.7              110.4
        Policy loans.......................................          144.4              122.7              117.0
        Broker-dealer related receivables..................            -                  -                292.2
        Other investment income............................          279.7              336.3              304.9
                                                            -----------------   ----------------   -----------------

          Gross investment income..........................        2,541.4            2,465.3            4,045.8
                                                            -----------------   ----------------   -----------------

        Interest expense to finance short-term trading
          instruments......................................            -                  -                983.4
        Other investment expenses..........................          413.7              434.4              463.1
                                                            -----------------   ----------------   -----------------
          Investment expenses..............................          413.7              434.4            1,446.5
                                                            -----------------   ----------------   -----------------

        Net Investment Income..............................  $     2,127.7       $    2,030.9       $    2,599.3
                                                            =================   ================   =================

        Investment gains (losses), net, including changes in the valuation allowances, are summarized as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Fixed maturities...................................  $       119.9       $      (14.1)      $      123.1
        Mortgage loans on real estate......................          (40.2)             (43.1)             (65.1)
        Equity real estate.................................          (86.6)              20.6              (18.5)
        Other equity investments...........................           12.8               76.0              119.5
        Dealer and trading gains...........................            -                  -                372.5
        Sales of newly issued Alliance Units...............            -                 52.4                -
        Other..............................................            (.6)               -                  1.9
                                                            -----------------   ----------------   -----------------
        Investment Gains, Net..............................  $         5.3       $       91.8       $      533.4
                                                            =================   ================   =================

        Writedowns of fixed maturities amounted to $46.7 million, $30.8 million and $5.4 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        For the years ended December 31, 1995 and 1994, respectively, proceeds received on sales of fixed maturities classified as available for sale amounted to $8,206.0 million and $5,253.9 million. Gross gains of $211.4 million and $65.2 million and gross losses of $64.2 million and $50.8 million, respectively, were realized on these sales. The change in
        unrealized   investment  gains  (losses)  related  to  fixed  maturities classified as available for sale for the years ended December 31, 1995 and 1994 amounted to $1,077.2 million and $(742.2) million, respectively.

        Gross gains of $188.5 million and gross losses of $145.0 million were realized on sales of investments in fixed maturities held for investment and available for sale for the year ended December 31, 1993.

        During each of the years ended December 31, 1995 and 1994, one security classified as held to maturity was sold and during the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively, twelve and six securities so classified were transferred to the available for sale portfolio. All actions were taken as a result of a significant deterioration in creditworthiness. The aggregate amortized cost of the securities sold were $1.0 million and $19.9 million with a related investment gain of $-0- million and $.8 million recognized in 1995 and 1994, respectively; the aggregate amortized cost of the securities transferred was $116.0 million and $42.8 million with gross unrealized investment losses of $3.2 million and $3.1 million charged to consolidated shareholders' equity for the eleven months ended November 30, 1995 and the year ended December 31, 1994, respectively. On December 1, 1995, the Company transferred $4,794.9 million of securities classified as held to maturity to the available for sale portfolio. As a result, unrealized gains on fixed maturities increased $307.0 million, offset by deferred policy acquisition costs of $73.7 million, amounts attributable to participating group annuity contracts of $39.2 million and deferred Federal income tax of $67.9 million.

        Investment gains from other equity investments for the year ended December 31, 1993, included $79.9 million generated by DLJ's involvement in long-term corporate development investments.

        For the years ended December 31, 1995, 1994 and 1993, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances amounted to $131.2 million, $175.8 million and $243.2 million, respectively.

        During 1995, Alliance entered into an agreement to acquire the business of Cursitor-Eaton Asset Management Company and Cursitor Holdings Limited (collectively, "Cursitor") for approximately $141.5 million consisting of $84.9 million in cash, 1,764,115 of Alliance's publicly traded units ("Alliance Units"), 6% notes aggregating $21.5 million payable ratably over four years, and substantial additional consideration which will be determined at a later date. The transaction, which is expected to be completed during the first quarter of 1996, is subject to the receipt of consents, regulatory approvals, and certain other closing conditions, including client approval of the transfer of Cursitor accounts. Upon completion of this transaction, the Company's ownership percentage of Alliance will be reduced.

        In 1994, Alliance sold 4.96 million newly issued Alliance Units to third parties at prevailing market prices. The sales decreased the Company's ownership of Alliance's Units from 63.2% to 59.2%. In addition, the Company continues to hold its 1% general partnership interest in Alliance. The Company recognized an investment gain of $52.4 million as a result of these transactions.

        The Company's ownership interest in Alliance will be further reduced upon the exercise of options granted to certain Alliance employees. At December 31, 1995, Alliance had options outstanding to purchase an aggregate of 4.8 million Alliance Units at a price ranging from $6.0625 to $22.25 per unit. Options are exercisable at a rate of 20% on each of the first five anniversary dates from the date of grant.

        Net unrealized investment gains (losses), included in the consolidated balance sheets as a component of equity and the changes for the corresponding years, are summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Balance, beginning of year.........................  $      (203.0)      $      131.9       $       78.8
        Changes in unrealized investment (losses) gains....        1,117.7             (823.8)             (14.1)
        Effect of adopting SFAS No. 115....................            -                  -                283.9
        Changes in unrealized investment (gains)
          losses attributable to:
            Participating group annuity contracts..........          (78.1)              40.8              (36.2)
            Deferred policy acquisition costs..............         (208.4)             269.5             (150.5)
            Deferred Federal income taxes..................         (290.0)             178.6              (30.0)
                                                            -----------------   ----------------   -----------------
        Balance, End of Year...............................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Balance, end of year comprises:
          Unrealized investment (losses) gains on:
            Fixed maturities...............................  $       615.9       $     (461.3)      $      283.9
            Other equity investments.......................           31.1                7.7               75.8
            Other..........................................           31.6               14.5               25.0
                                                            -----------------   ----------------   -----------------
              Total........................................          678.6             (439.1)             384.7
          Amounts of unrealized investment (gains)
            losses attributable to:
              Participating group annuity contracts........          (72.2)               5.9              (34.9)
              Deferred policy acquisition costs............          (89.4)             119.0             (150.5)
              Deferred Federal income taxes................         (178.8)             111.2              (67.4)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       338.2       $     (203.0)      $      131.9
                                                            =================   ================   =================

 6)     CLOSED BLOCK

        Summarized financial information of the Closed Block follows:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Fixed Maturities:
          Available for sale, at estimated fair value (amortized cost,
            $3,662.8 and $1,270.3)...........................................  $    3,896.2         $    1,197.0
          Held to maturity, at amortized cost (estimated fair value of
            $1,785.0 in 1994)................................................           -                1,927.8
        Mortgage loans on real estate........................................       1,368.8              1,543.7
        Policy loans.........................................................       1,797.2              1,827.9
        Cash and other invested assets.......................................         440.9                442.5
        Deferred policy acquisition costs....................................         823.6                878.1
        Other assets.........................................................         286.1                288.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    8,612.8         $    8,105.5
                                                                              =================    =================

        Liabilities
        Future policy benefits and policyholders' account balances...........  $    9,346.7         $    8,965.3
        Other liabilities....................................................         160.5                104.2
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    9,507.2         $    9,069.5
                                                                              =================    =================


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Premiums and other revenue.........................  $       753.4       $       798.1      $      860.2
        Investment income (net of investment
          expenses of $26.7, $19.0 and $17.3)..............          538.9               523.0             526.5
        Investment losses, net.............................          (20.2)              (24.0)            (15.0)
                                                            -----------------   ----------------   -----------------
              Total revenues...............................        1,272.1             1,297.1           1,371.7
                                                            -----------------   ----------------   -----------------

        Benefits and Other Deductions
        Policyholders' benefits and dividends..............        1,085.1             1,075.6           1,141.4
        Other operating costs and expenses.................           62.6                70.5             102.0
                                                            -----------------   ----------------   -----------------
              Total benefits and other deductions..........        1,147.7             1,146.1           1,243.4
                                                            -----------------   ----------------   -----------------

        Contribution from the Closed Block.................  $       124.4       $       151.0      $      128.3
                                                            =================   ================   =================

        The fixed maturity portfolio, based on amortized cost, includes $4.3 million and $23.8 million at December 31, 1995 and 1994, respectively, of restructured securities which includes problem fixed maturities of $1.9 million and $6.4 million, respectively.

        During the eleven months ended November 30, 1995, one security classified as held to maturity was sold and ten securities classified as held to maturity were transferred to the available for sale portfolio. All actions resulted from a significant deterioration in creditworthiness. The amortized cost of the security sold was $4.2 million. The aggregate amortized cost of the securities transferred was $81.3 million with gross unrealized investment losses of $.1 million transferred to equity. At December 1, 1995, $1,750.7 million of securities classified as held to maturity were transferred to the available for sale portfolio. As a result, unrealized gains of $88.5 million on fixed maturities were recognized and offset by an increase to the deferred dividend liability. Implementation of SFAS No. 115 for the valuation of fixed maturities at December 31, 1993 resulted in the recognition of a deferred dividend liability of $49.6 million.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had an amortized cost of $36.5 million and $27.6 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had an amortized cost of $137.7 million and $179.2 million, respectively. At December 31, 1995 and 1994, the restructured mortgage loans on real estate amount included $8.8 million and $.7 million, respectively, of problem mortgage loans on real estate.

        Valuation allowances amounted to $18.4 million and $46.2 million on mortgage loans on real estate and $4.3 million and $2.6 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $16.8 million and $15.9 million and $1.7 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        Many expenses related to Closed Block operations are charged to operations outside of the Closed Block; accordingly, the contribution from the Closed Block does not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

 7)     DISCONTINUED OPERATIONS

        Summarized financial information of the GIC Segment follows:

                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)
        Assets
        Mortgage loans on real estate........................................  $    1,485.8         $    1,730.5
        Equity real estate...................................................       1,122.1              1,194.8
        Other invested assets................................................         665.2                978.8
        Other assets.........................................................         579.3                529.5
                                                                              -----------------    -----------------
        Total Assets.........................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

        Liabilities
        Policyholders' liabilities...........................................  $    1,399.8         $    1,924.0
        Allowance for future losses..........................................         164.2                185.6
        Amounts due to continuing operations.................................       2,097.1              2,108.6
        Other liabilities....................................................         191.3                215.4
                                                                              -----------------    -----------------
        Total Liabilities....................................................  $    3,852.4         $    4,433.6
                                                                              =================    =================

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Investment income (net of investment expenses
          of $143.8, $174.0 and $175.8)....................  $       325.1       $      395.0       $      535.1
        Investment (losses) gains, net.....................          (22.9)              26.8              (22.6)
        Policy fees, premiums and other income.............             .7                 .3                8.7
                                                            -----------------   ----------------   -----------------
        Total revenues.....................................          302.9              422.1              521.2

        Benefits and other deductions......................          328.0              443.8              545.9
                                                            -----------------   ----------------   -----------------
        Losses Charged to Allowance for Future Losses......  $       (25.1)      $      (21.7)      $      (24.7)
                                                            =================   ================   =================

        In 1991, the Company established a pre-tax provision of $396.7 million for the estimated future losses of the GIC Segment. At December 31, 1993, implementation of SFAS No. 115 for the valuation of fixed maturities resulted in a benefit of $13.1 million, offset by a corresponding addition to the allowance for future losses.

        The amounts due to continuing operations at December 31, 1994 consisted of $3,324.0 million borrowed by the GIC Segment from continuing operations, offset by $1,215.4 million representing an obligation of continuing operations to provide assets to fund the accumulated deficit of the GIC Segment. In January 1995, continuing operations transferred $1,215.4 million in cash to the GIC Segment in settlement of its obligation. Subsequently, the GIC Segment remitted $1,155.4 million in cash to continuing operations in partial repayment of borrowings by the GIC Segment. No gains or losses were recognized on these transactions. Amounts due to continuing operations at December 31, 1995, consisted of $2,097.1 million borrowed by the discontinued GIC Segment.

        Investment income included $88.2 million and $97.7 million of interest income for the years ended December 31, 1994 and 1993, respectively, on amounts due from continuing operations. Benefits and other deductions includes $154.6 million, $219.7 million and $197.1 million of interest expense related to amounts borrowed from continuing operations in 1995, 1994 and 1993, respectively.

        Valuation allowances amounted to $19.2 million and $50.2 million on mortgage loans on real estate and $77.9 million and $74.7 million on equity real estate at December 31, 1995 and 1994, respectively. Writedowns of fixed maturities amounted to $8.1 million, $17.8 million and $1.1 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The fixed maturity portfolio, based on amortized cost, includes $15.1 million and $43.3 million at December 31, 1995 and 1994, respectively, of restructured securities. These amounts include problem fixed maturities of $6.1 million and $9.7 million at December 31, 1995 and 1994, respectively.

        At December 31, 1995 and 1994, problem mortgage loans on real estate had amortized costs of $35.4 million and $14.9 million, respectively, and mortgage loans on real estate for which the payment terms have been restructured had amortized costs of $289.3 million and $371.2 million, respectively.

        At December 31, 1995 and 1994, the GIC Segment had $310.9 million and $312.2 million, respectively, of real estate acquired in satisfaction of debt.

 8)     SHORT-TERM AND LONG-TERM DEBT

        Short-term and long-term debt consists of the following:


                                                                                          DECEMBER 31,
                                                                              --------------------------------------
                                                                                    1995                 1994
                                                                              -----------------    -----------------
                                                                                          (IN MILLIONS)

        Short-term debt......................................................  $        -           $       20.0
                                                                              -----------------    -----------------
        Long-term debt:
        Equitable Life:
          Surplus notes, 6.95%, scheduled to mature 2005.....................         399.3                  -
          Surplus notes, 7.70%, scheduled to mature 2015.....................         199.6                  -
          Eurodollar notes, 10.375% due 1995.................................           -                   34.6
          Eurodollar notes, 10.5% due 1997...................................          76.2                 76.2
          Zero coupon note, 11.25% due 1997..................................         120.1                107.8
          Other..............................................................          16.3                 14.3
                                                                              -----------------    -----------------
              Total Equitable Life...........................................         811.5                232.9
                                                                              -----------------    -----------------
        Wholly Owned and Joint Venture Real Estate:
          Mortgage notes, 4.98% - 12.75% due through 2019....................       1,084.4              1,080.6
                                                                              -----------------    -----------------
        Alliance:
          Other..............................................................           3.4                  3.9
                                                                              -----------------    -----------------
        Total long-term debt.................................................       1,899.3              1,317.4
                                                                              -----------------    -----------------

        Total Short-term and Long-term Debt..................................  $    1,899.3         $    1,337.4
                                                                              =================    =================

        Short-term Debt
        ---------------

        Equitable Life has a $350.0 million bank credit facility available to fund short-term working capital needs and to facilitate the securities settlement process. The credit facility consists of two types of borrowing options with varying interest rates. The interest rates are based on external indices dependent on the type of borrowing and at December 31, 1995 range from 5.8% (the London Interbank Offering Rate plus 22.5 basis points) to 8.5% (the prime rate). There were no borrowings outstanding under this bank credit facility at December 31, 1995.

        Equitable Life has a commercial paper program with an issue limit of $500.0 million. This program is available for general corporate purposes used to support Equitable Life's liquidity needs and is supported by Equitable Life's existing $350.0 million five-year bank credit facility. There were no borrowings outstanding under this program at December 31, 1995.

        In 1994, Alliance established a $100.0 million revolving credit facility with several banks. On March 31, 1997, the revolving credit facility converts into a term loan payable in quarterly installments through March 31, 1999. Outstanding borrowings generally bear interest at the Eurodollar rate plus .875% per annum through March 31, 1997 and at the Eurodollar rate plus 1.125% per annum after conversion through March 31, 1999. In addition, a quarterly commitment fee of .25% per annum is paid on the average daily unused amount. At December 31, 1995, there were no amounts outstanding under the facility.

        In 1994, Alliance also established a $100.0 million commercial paper program and entered into a three-year $100.0 million revolving credit facility with a group of commercial banks to support commercial paper to be issued under the program and for general corporate purposes. Amounts outstanding under the facility bear interest at an annual rate ranging from the Eurodollar rate plus .225% to the Eurodollar rate plus .2875%. A fee of .125% per annum is paid quarterly on the entire facility. At December 31, 1995, Alliance had not issued any commercial paper and there were no amounts outstanding under the revolving credit facility.

        During 1994, EREIM established two bank lines of credit totaling $30.0 million of which $20.0 million was outstanding at December 31, 1994.

        Long-term Debt
        --------------

        Several of the long-term debt agreements have restrictive covenants related to the total amount of debt, net tangible assets and other matters. The Company is in compliance with all debt covenants.

        On December 18, 1995, Equitable Life issued, in accordance with Section 1307 of the New York Insurance Law, $400.0 million of surplus notes having an interest rate of 6.95% scheduled to mature in 2005 and $200.0 million of surplus notes having an interest rate of 7.70% scheduled to mature in 2015. Proceeds from the issuance of the surplus notes were $596.6 million, net of related issuance costs. The unamortized discount on the surplus notes was $1.1 million at December 31, 1995. Payments of interest on or principal of the surplus notes are subject to prior approval by the New York Insurance Department.

        The Company has pledged real estate, mortgage loans, cash and securities amounting to $1,629.7 million and $1,744.4 million at December 31, 1995 and 1994, respectively, as collateral for certain long-term debt.

        At December 31, 1995, aggregate maturities of the long-term debt based on required principal payments at maturity for 1996 and the succeeding four years are $124.0 million, $466.6 million, $309.5 million, $15.8 million, respectively, and $1,015.0 million thereafter.

 9)     FEDERAL INCOME TAXES

        A  summary  of  the  Federal   income  tax  expense   (benefit)  in  the
        consolidated statements of earnings is shown below:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Federal income tax expense (benefit):
          Current..........................................  $       (11.7)      $        4.0       $      115.8
          Deferred.........................................          124.1               97.2              (24.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before Federal income taxes and cumulative effect of accounting change by the expected Federal income tax rate of 35%. The sources of the difference and the tax effects of each are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Expected Federal income tax expense................  $       143.5       $      138.1       $      106.3
        Differential earnings amount.......................            -                (16.8)             (23.2)
        Adjustment of tax audit reserves...................            4.1               (4.6)              22.9
        Tax rate adjustment................................            -                  -                 (5.0)
        Other..............................................          (35.2)             (15.5)              (9.7)
                                                            -----------------   ---------------    -----------------
        Federal Income Tax Expense.........................  $       112.4       $      101.2       $       91.3
                                                            =================   ================   =================

        Prior to the date of demutualization, Equitable Life reduced its deduction for policyholder dividends by the differential earnings amount. This amount was computed, for each tax year, by multiplying Equitable Life's average equity base, as determined for tax purposes, by an estimate of the excess of an imputed earnings rate for stock life insurance companies over the average mutual life insurance companies' earnings rate. The differential earnings amount for each tax year was subsequently recomputed when actual earnings rates were published by the Internal Revenue Service. As a stock life insurance company, Equitable Life is no longer required to reduce its policyholder dividend deduction by the differential earnings amount, but differential earnings amounts for pre-demutualization years were still being recomputed in 1994 and 1993.

        The components of the net deferred Federal income tax asset are as follows:


                                                       DECEMBER 31, 1995                  December 31, 1994
                                                ---------------------------------  ---------------------------------
                                                    ASSETS         LIABILITIES         Assets         Liabilities
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Deferred policy acquisition costs,
          reserves and reinsurance.............  $       -        $      303.2      $        -        $     220.3
        Investments............................          -               326.9               -               18.7
        Compensation and related benefits......        293.0               -               307.3              -
        Other..................................          -                32.3               -                5.8
                                                ---------------  ----------------  ---------------   ---------------
        Total..................................  $     293.0      $      662.4      $      307.3      $     244.8
                                                ===============  ================  ===============   ===============

        The deferred Federal income tax expense (benefit) impacting operations reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The sources of these temporary differences and the tax effects of each are as follows:

                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Deferred policy acquisition costs, reserves
          and reinsurance..................................  $        55.1       $       13.0       $      (46.7)
        Investments........................................           13.0               89.3               60.4
        Compensation and related benefits..................           30.8               10.0              (50.1)
        Other..............................................           25.2              (15.1)              11.9
                                                            -----------------   ----------------   -----------------
        Deferred Federal Income Tax Expense (Benefit)......  $       124.1       $       97.2       $      (24.5)
                                                            =================   ================   =================

        The Internal Revenue Service completed its audit of the Company's Federal income tax returns for the years 1984 through 1988. There was no material effect on the Company's consolidated results of operations.

10)     REINSURANCE AGREEMENTS

        The Insurance Group assumes and cedes reinsurance with other insurance companies. The Insurance Group evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. The effect of reinsurance (excluding group life and health) is summarized as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Direct premiums....................................  $       474.2       $      476.7       $      458.8
        Reinsurance assumed................................          171.3              180.5              169.9
        Reinsurance ceded..................................          (38.7)             (31.6)             (29.6)
                                                            -----------------   ----------------   -----------------
        Premiums...........................................  $       606.8       $      625.6       $      599.1
                                                            =================   ================   =================

        Universal Life and Investment-type Product
          Policy Fee Income Ceded..........................  $        38.9       $       27.5       $       33.7
                                                            =================   ================   =================
        Policyholders' Benefits Ceded......................  $        48.2       $       20.7       $       72.3
                                                            =================   ================   =================
        Interest Credited to Policyholders' Account
          Balances Ceded...................................  $        28.5       $       25.4       $       24.1
                                                            =================   ================   =================

        In February 1993, management established a practice limiting the risk retention on new policies issued by the Insurance Group to a maximum of $5.0 million. In addition, effective January 1, 1994, all in force business above $5.0 million was reinsured. The Insurance Group also reinsures the entire risk on certain substandard underwriting risks as well as in certain other cases.

        The Insurance Group cedes 100% of its group life and health business to a third party insurance company. Premiums ceded totaled $260.6 million, $241.0 million and $895.1 million for the years ended December 31, 1995, 1994 and 1993, respectively. Ceded death and disability benefits totaled $188.1 million, $235.5 million and $787.8 million for the years ended December 31, 1995, 1994 and 1993, respectively. Insurance liabilities ceded totaled $724.2 million and $833.4 million at December 31, 1995 and 1994, respectively.

11)     EMPLOYEE BENEFIT PLANS

        The Company sponsors qualified and non-qualified defined benefit plans covering substantially all employees (including certain qualified part-time employees), managers and certain agents. The pension plans are non-contributory and benefits are based on a cash balance formula or years of service and final average earnings, if greater, under certain grandfathering rules in the plans. The Company's funding policy is to make the minimum contribution required by the Employee Retirement Income Security Act of 1974.

        Components of net periodic pension (credit) cost for the qualified and non-qualified plans are as follows:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $        30.0       $       30.3       $       29.8
        Interest cost on projected benefit obligations.....          122.0              111.0              108.0
        Actual return on assets............................         (309.2)              24.4             (178.6)
        Net amortization and deferrals.....................          155.6             (142.5)              55.3
                                                            -----------------   ----------------   -----------------
        Net Periodic Pension (Credit) Cost.................  $        (1.6)      $       23.2       $       14.5
                                                            =================   ================   =================

    The funded status of the qualified and non-qualified pension plans is as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Actuarial present value of obligations:
          Vested...............................................................  $    1,642.4       $    1,295.5
          Non-vested...........................................................          10.9                8.7
                                                                                ---------------    -----------------
        Accumulated Benefit Obligation.........................................  $    1,653.3       $    1,304.2
                                                                                ================   =================

        Plan assets at fair value..............................................  $    1,503.8       $    1,193.5
        Projected benefit obligation...........................................       1,743.0            1,403.4
                                                                                ----------------   -----------------
        Projected benefit obligation in excess of plan assets..................        (239.2)            (209.9)
        Unrecognized prior service cost........................................         (25.5)             (33.2)
        Unrecognized net loss from past experience different from that
          assumed..............................................................         368.2              298.9
        Unrecognized net asset at transition...................................          (7.3)             (20.8)
        Additional minimum liability...........................................         (51.9)             (37.8)
                                                                                ----------------   -----------------
        Prepaid (Accrued) Pension Cost.........................................  $       44.3       $       (2.8)
                                                                                ================   =================

        The discount rate and rate of increase in future compensation levels used in determining the actuarial present value of projected benefit obligations were 7.25% and 4.50%, respectively, at December 31, 1995 and 8.75% and 4.88%, respectively, at December 31, 1994. As of January 1, 1995 and 1994, the expected long-term rate of return on assets for the retirement plan was 11% and 10%, respectively.

        The Company recorded, as a reduction of shareholder's equity, an additional minimum pension liability of $35.1 million and $2.7 million, net of Federal income taxes, at December 31, 1995 and 1994, respectively, representing the excess of the accumulated benefit obligation over the fair value of plan assets and accrued pension liability.

        The  pension  plan's  assets  include   corporate  and  government  debt
        securities, equity securities, equity real estate and shares of Group Trusts managed by Alliance.

        As of December 31, 1993, the Company changed the method of determining the market-related value of plan assets from fair value to a calculated value. This change in estimate had no material effect on the Company's consolidated statements of earnings.

        Prior to 1987, the qualified plan funded participants' benefits through the purchase of non-participating annuity contracts from Equitable Life. Benefit payments under these contracts were approximately $36.4 million, $38.1 million and $39.9 million for the years ended December 31, 1995, 1994 and 1993, respectively.

        The Company provides certain medical and life insurance benefits (collectively, "postretirement benefits") for qualifying employees, managers and agents retiring from the Company on or after attaining age 55 who have at least 10 years of service. The life insurance benefits are related to age and salary at retirement. The costs of postretirement benefits are recognized in accordance with the provisions of SFAS No.
        106. The Company continues to fund postretirement benefits costs on a pay-as-you-go basis and, for the years ended December 31, 1995, 1994 and 1993, the Company made estimated postretirement benefits payments of $31.1 million, $29.8 million and $29.7 million, respectively.

        The following table sets forth the postretirement benefits plan's status, reconciled to amounts recognized in the Company's consolidated financial statements:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Service cost.......................................  $         4.0       $        3.9       $        5.3
        Interest cost on accumulated postretirement
          benefits obligation..............................           34.7               28.6               29.2
        Unrecognized prior service cost....................           (2.3)              (3.9)              (6.9)
        Net amortization and deferrals.....................            -                  -                  1.5
                                                            -----------------   ----------------   -----------------
        Net Periodic Postretirement Benefits Costs.........  $        36.4       $       28.6       $       29.1
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Accumulated postretirement benefits obligation:
          Retirees.............................................................  $      391.8       $      300.4
          Fully eligible active plan participants..............................          50.4               33.0
          Other active plan participants.......................................          64.2               44.0
                                                                                ----------------   -----------------
                                                                                        506.4              377.4
        Unrecognized benefit of plan amendments................................           -                  3.2
        Unrecognized prior service cost........................................          56.3               61.9
        Unrecognized net loss from past experience different from that
          assumed and from changes in assumptions..............................        (181.3)             (64.7)
                                                                                ----------------   -----------------
        Accrued Postretirement Benefits Cost...................................  $      381.4       $      377.8
                                                                                ================   =================

        In 1993, the Company amended the cost sharing provisions of postretirement medical benefits. At January 1, 1994, medical benefits available to retirees under age 65 are the same as those offered to active employees and medical benefits will be limited to 200% of 1993 costs for all participants.

        The assumed health care cost trend rate used in measuring the accumulated postretirement benefits obligation was 10% in 1995, gradually declining to 3.5% in the year 2008 and in 1994 was 10%, gradually declining to 5% in the year 2004. The discount rate used in determining the accumulated postretirement benefits obligation was 7.25% and 8.75% at December 31, 1995 and 1994, respectively.

        If the health care cost trend rate assumptions were increased by 1%, the accumulated postretirement benefits obligation as of December 31, 1995 would be increased 6.5%. The effect of this change on the sum of the service cost and interest cost would be an increase of 6.7%.

12)     DERIVATIVES AND FAIR VALUE OF FINANCIAL INSTRUMENTS

        Derivatives
        -----------

        The Insurance Group primarily uses derivatives for asset/liability risk management and for hedging individual securities. Derivatives mainly are utilized to reduce the Insurance Group's exposure to interest rate fluctuations. Accounting for interest rate swap transactions is on an accrual basis. Gains and losses related to interest rate swap transactions are amortized as yield adjustments over the remaining life of the underlying hedged security. Income and expense resulting from interest rate swap activities are reflected in net investment income except for hedging transactions related to insurance liabilities. The notional amount of matched interest rate swaps outstanding at December 31, 1995 was $1,120.8 million. The average unexpired terms at December 31, 1995 range from 2.5 to 3.0 years. At December 31, 1995, the cost of terminating outstanding matched swaps in a loss position was $15.9 million and the unrealized gain on outstanding matched swaps in a gain position was $19.0 million. The Company has no intention of terminating these contracts prior to maturity. During 1995, 1994 and 1993, net gains (losses) of $1.4 million, $(.2) million and $-0- million, respectively, were recorded in connection with interest rate swap activity. Equitable Life has implemented an interest rate cap program designed to hedge crediting rates on interest-sensitive individual annuities contracts. The outstanding notional amounts at December 31, 1995 of contracts purchased and sold were $2,625.0 million and $300.0 million, respectively. The net premium paid by Equitable Life on these contracts was $12.5 million and is being amortized ratably over the contract periods ranging from 3 to 5 years. Income and expense resulting from this program are reflected as an adjustment to interest credited to policyholders' account balances.

        Substantially all of DLJ's business related derivatives is by its nature trading activities which are primarily for the purpose of customer accommodations. DLJ's derivative activities consist of option writing and trading in forward and futures contracts. Derivative financial instruments have both on-and-off balance sheet implications depending on the nature of the contracts. DLJ's involvement in swap contracts is not significant.

        Fair Value of Financial Instruments
        -----------------------------------

        The Company defines fair value as the quoted market prices for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are estimated using present value or other valuation techniques. The fair value estimates are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of timing, amount of expected future cash flows and the credit standing of counterparties. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

        Certain financial instruments are excluded, particularly insurance liabilities other than financial guarantees and investment contracts. Fair market value of off-balance-sheet financial instruments of the Insurance Group was not material at December 31, 1995 and 1994.

        Fair value for mortgage loans on real estate are estimated by discounting future contractual cash flows using interest rates at which loans with similar characteristics and credit quality would be made. Fair values for foreclosed mortgage loans and problem mortgage loans are limited to the estimated fair value of the underlying collateral if lower.

        The estimated fair values for the Company's liabilities under GIC and association plan contracts are estimated using contractual cash flows discounted based on the T. Rowe Price GIC Index Rate for the appropriate duration. For durations in excess of the published index rate, the appropriate Treasury rate is used plus a spread equal to the longest duration GIC rate spread published.

        The estimated fair values for those group annuity contracts which are classified as investment contracts are measured at the estimated fair value of the underlying assets. Deposit administration contracts
        (included with group annuity contracts) classified as insurance contracts are measured at estimated fair value of the underlying assets. The estimated fair values for single premium deferred annuities ("SPDA") are estimated using projected cash flows discounted at current offering rates. The estimated fair values for supplementary contracts not involving life contingencies ("SCNILC") and annuities certain are derived using discounted cash flows based upon the estimated current offering rate.

        Fair value for long-term debt is determined using published market values, where available, or contractual cash flows discounted at market interest rates. The estimated fair values for non-recourse mortgage debt are determined by discounting contractual cash flows at a rate which takes into account the level of current market interest rates and collateral risk. The estimated fair values for recourse mortgage debt are determined by discounting contractual cash flows at a rate based upon current interest rates of other companies with credit ratings similar to the Company. The Company's fair value of short-term borrowings approximates their carrying value.

        The following table discloses carrying value and estimated fair value for financial instruments not otherwise disclosed in Notes 3, 6 and 7:


                                                                           DECEMBER 31,
                                                --------------------------------------------------------------------
                                                              1995                               1994
                                                ---------------------------------  ---------------------------------
                                                   CARRYING         ESTIMATED         Carrying         Estimated
                                                    VALUE          FAIR VALUE          Value           Fair Value
                                                ---------------  ----------------  ---------------   ---------------
                                                                           (IN MILLIONS)
        Consolidated Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........  $    3,638.3     $     3,973.6     $     4,018.0     $    3,919.4
        Other joint ventures...................         492.7             492.7             544.4            544.4
        Policy loans...........................       1,976.4           2,057.5           1,731.2          1,676.6
        Policyholders' account balances:
          Association plans....................         101.0             100.0             141.0            141.0
          Group annuity contracts..............       2,335.0           2,395.0           2,450.0          2,469.0
          SPDA.................................       1,265.8           1,272.0           1,744.3          1,732.7
          Annuities certain and SCNILC.........         649.1             680.7             599.1            624.7
        Long-term debt.........................       1,899.3           1,962.9           1,317.4          1,249.2

        Closed Block Financial Instruments:
        -----------------------------------
        Mortgage loans on real estate..........       1,368.8           1,461.4           1,543.7          1,477.8
        Other equity investments...............         151.6             151.6             179.5            179.5
        Policy loans...........................       1,797.2           1,891.4           1,827.9          1,721.9
        SCNILC liability.......................          34.8              34.5              39.5             37.0

        GIC Segment Financial Instruments:
        ----------------------------------
        Mortgage loans on real estate..........       1,485.8           1,666.1           1,730.5          1,743.7
        Fixed maturities.......................         107.4             107.4             219.3            219.3
        Other equity investments...............         455.9             455.9             591.8            591.8
        Guaranteed interest contracts..........         329.0             352.0             835.0            855.0
        Long-term debt.........................         135.1             136.0             134.8            127.9

13)     COMMITMENTS AND CONTINGENT LIABILITIES

        The Company has provided, from time to time, certain guarantees or commitments to affiliates, investors and others. These arrangements include commitments by the Company, under certain conditions: to make liquidity advances to cover delinquent principal and interest and property protection expenses with respect to loan servicing agreements for securitized mortgage loans which at December 31, 1995 totaled $2.8 billion (as of December 31, 1995, $4.0 million have been advanced under these commitments); to make capital contributions of up to $246.7 million to affiliated real estate joint ventures; to provide equity financing to certain limited partnerships of $129.4 million at December 31, 1995, under existing loan or loan commitment agreements; and to provide short-term financing loans which at December 31, 1995 totaled $45.8 million. Management believes the Company will not incur any material losses as a result of these commitments.

        Equitable Life is the obligor under certain structured settlement agreements which it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, Equitable Life owns single premium annuities issued by previously wholly owned life insurance subsidiaries. Equitable Life has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the satisfaction of those obligations by Equitable Life is remote.

        At December 31, 1995, the Insurance Group had $29.0 million of letters of credit outstanding.

14)     LITIGATION

        A number of lawsuits have been filed against life and health insurers in the jurisdictions in which Equitable Life and its subsidiaries do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents, and other matters. Some of the lawsuits have resulted in the award of substantial judgments against other insurers, including material amounts of punitive damages, or in substantial settlements. In some states juries have substantial discretion in awarding punitive damages. Equitable Life and its insurance subsidiaries, like other life and health insurers, from time to time are involved in such litigation. To date, no such lawsuit has resulted in an award or settlement of any material amount against the Company. Among litigations pending against Equitable Life and its insurance subsidiaries of the type referred to in this paragraph are the litigations described in the following two paragraphs.

        An action entitled Golomb et al. v. The Equitable Life Assurance Society of the United States was filed on January 20, 1995 in New York County Supreme Court. The action purports to be brought on behalf of a class of persons insured after 1983 under Lifetime Guaranteed Renewable Major Medical Insurance Policies issued by Equitable Life (the "policies"). The complaint alleges that premium increases for these policies after 1983, all of which were filed with and approved by the New York State Insurance Department and certain other state insurance departments, breached the terms of the insurance policies, and that statements in the policies and elsewhere concerning premium increases constituted fraudulent concealment, misrepresentations in violation of New York Insurance Law Section 4226 and deceptive practices under New York General Business Law Section 349. The complaint seeks a declaratory judgment, injunctive relief restricting the methods by which Equitable Life increases premiums on the policies in the future, a refund of premiums, and punitive damages. Plaintiffs also have indicated that they will seek damages in an unspecified amount. Equitable Life has moved to dismiss the complaint in its entirety on the grounds that it fails to state a claim and that uncontroverted documentary evidence establishes a complete defense to the claims. That motion is awaiting decision by the court. In January 1996, separate actions were filed in Pennsylvania and Texas state courts (entitled, respectively, Malvin et al. v. The Equitable Life Assurance Society of the United States and Bowler et al.
        v. The Equitable Life Assurance Society of the United States), making claims similar to those in the New York action described above. These new actions are asserted on behalf of proposed classes of Pennsylvania issued or renewed policyholders and Texas issued or renewed policyholders, insured under the policies. The Pennsylvania and Texas actions seek compensatory and punitive damages and injunctive relief restricting the methods by which Equitable Life increases premiums in the future based on the common law and statutes of those states. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of those litigations should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, Equitable Life's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        An action was instituted on April 6, 1995 against Equitable Life and its wholly owned subsidiary, The Equitable of Colorado, Inc. ("EOC"), in New York State Court, entitled Sidney C. Cole et al. v. The Equitable Life Assurance Society of the United States and The Equitable of Colorado, Inc., No. 95/108611 (N.Y. County). The action is brought by the holders of a joint survivorship whole life policy issued by EOC. The action purports to be on behalf of a class consisting of all persons who from January 1, 1984 purchased life insurance policies sold by Equitable Life and EOC based upon their allegedly uniform sales presentations and policy illustrations. The complaint puts in issue various alleged sales practices that plaintiffs assert, among other things, misrepresented the stated number of years that the annual premium would need to be paid. Plaintiffs seek damages in an unspecified amount, imposition of a constructive trust, and seek to enjoin Equitable Life and EOC from engaging in the challenged sales practices. Equitable Life and EOC intend to defend vigorously and believe that they have meritorious defenses which, if successful, would dispose of the action completely. Equitable Life and EOC further do not believe that this case is an appropriate class action. Although the outcome of any litigation cannot be predicted with certainty, particularly in the early stages of an action, Equitable Life's management believes that the ultimate resolution of this litigation should not have a material adverse effect on the financial position of the Company. Due to the early stage of such litigation, the Company's management cannot make an estimate of loss, if any, or predict whether or not such litigation will have a material adverse effect on the Company's results of operations in any particular period.

        Equitable Casualty Insurance Company ("Casualty"), a captive property and casualty insurance company organized under the laws of Vermont, which is an indirect wholly owned subsidiary of Equitable Life, is a party to an arbitration proceeding that commenced in August 1995 with the selection of three arbitrators. The arbitration will resolve a dispute among Casualty, Houston General Insurance Company ("Houston
        General"), and GEICO General Insurance Company ("GEICO General") regarding the interpretation of a reinsurance agreement that was entered into as part of a 1980 transaction whereby Equitable General Insurance Company ("Equitable General"), formerly an indirect subsidiary of Equitable Life and the predecessor of GEICO General, sold its commercial lines business along with the stock of Houston General to subsidiaries of Tokio Marine & Fire Insurance Company, Ltd. ("Tokio Marine"). Casualty and GEICO General maintain that, under the reinsurance agreement, Houston General assumed liability for all losses insured under commercial lines policies written by Equitable General and its predecessors in order to effect the transfer of that business to Tokio Marine's subsidiaries. Houston General contends that it did not assume reinsurance liability for losses insured under certain of those commercial lines policies. The arbitration panel determined to begin hearing evidence in the arbitration in June 1996. The result of the arbitration is expected to resolve two litigations that were commenced by Houston General and that have been stayed by the presiding courts pending the completion of the arbitration (in one case, Houston General named as a defendant only GEICO General but Casualty intervened as a defendant with GEICO General, and in the other case, Houston General named GEICO General and Equitable Life). The arbitration is expected to be completed during the second half of 1996. While the ultimate outcome of the arbitration cannot be predicted with certainty, the Company's management believes that the arbitrators will recognize that Houston General's position is without merit and contrary to the way in which the reinsurance industry operates and therefore the ultimate resolution of this matter should not have a material adverse effect on the Company's financial position or results of operations.

        On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") was filed against the Alliance North American Government Income Trust, Inc. (the "Fund"), Alliance and certain other defendants affiliated with Alliance, including the Holding Company, alleging violations of Federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. A similar complaint was filed on November 7, 1995 and was subsequently consolidated with the Complaint. The Complaint, which seeks certification of a plaintiff class of persons who purchased or owned Class A, B or C shares of the Fund from March 27, 1992 through December 23, 1994, seeks an unspecified amount of damages, costs, attorneys' fees and punitive damages. The principal allegations of the Complaint are that the Fund purchased debt securities issued by the Mexican and Argentine governments in amounts that were not permitted by the Funds' investment objective, and that there was no shareholder vote to change the investment objective to permit purchases in such amounts. The Complaint further alleges that the decline in the value of the Mexican and Argentine securities held by the Fund caused the Fund's net asset value to decline to the detriment of the Fund's shareholders. On September 26, 1995, the defendants jointly filed a motion to dismiss the Complaint which has not yet been decided by the Court. Alliance believes that the allegations in the Complaint are without merit and intends to vigorously defend against these claims. While the ultimate results of this action cannot be determined, management of Alliance does not expect that this action will have a material adverse effect on Alliance's business.

        On January 26, 1996, a purported purchaser of certain notes and warrants to purchase shares of common stock of Rickel Home Centers, Inc. ("Rickel") filed a class action complaint against Donaldson, Lufkin & Jenrette Securities Corporation ("DLJSC"), a wholly owned subsidiary of DLJ, and certain other defendants for unspecified compensatory and punitive damages in the United States District Court for the Southern District of New York. The suit was brought on behalf of the purchasers of 126,457 units consisting of $126,457,000 aggregate principal amount of 13 1/2% senior notes due 2001 and 126,457 warrants to purchase shares of common stock of Rickel (the "Units") issued by Rickel in October 1994. The complaint alleges violations of Federal securities laws and common law fraud against DLJSC, as the underwriter of the Units and as an owner of 7.3% of the common stock of Rickel, Eos Partners, L.P., and General Electric Capital Corporation, each as owners of 44.2% of the common stock of Rickel, and members of the Board of Directors of Rickel, including a DLJSC Managing Director. The complaint seeks to hold DLJSC liable for alleged misstatements and omissions contained in the prospectus and registration statement filed in connection with the offering of the Units, alleging that the defendants knew of financial losses and a decline in value of Rickel in the months prior to the offering and did not disclose such information. The complaint also alleges that Rickel failed to pay its semi-annual interest payment due on the Units on December 15, 1995 and that Rickel filed a voluntary petition for reorganization pursuant to Chapter 11 of the United States Bankruptcy Code on January 10, 1996. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe the outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based on the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        On June 12, 1995, a purported purchaser of certain securities issued by Spectravision, Inc. ("Spectravision") filed a class action complaint against DLJSC and certain other defendants for unspecified damages in the U.S. District Court for the Northern District of Texas. The suit was brought on behalf of the purchasers of $260,795,000 of securities issued by Spectravision in November 1992, and alleges violations of the Federal securities laws and the Texas Securities Act, common law fraud and negligent misrepresentation. The securities were issued by Spectravision pursuant to a prepackaged bankruptcy reorganization plan. DLJSC served as financial advisor to Spectravision in its reorganization and as Dealer Manager for Spectravision's 1992 issuance of the securities. DLJSC is also being sued as a seller of certain notes of Spectravision acquired and resold by DLJSC. The complaint seeks to hold DLJSC liable for various alleged misstatements and omissions contained in prospectuses and other materials issued between July 1992 and June 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. On June 8, 1995, Spectravision filed a Chapter 11 petition in the United States Bankruptcy Court for the District of Delaware. On January 5, 1996, the district court in the litigation involving DLJSC ordered a partial stay of discovery until Spectravision has emerged from bankruptcy or six months from the date of the stipulated stay (whichever comes first). Accordingly, discovery of DLJSC has not yet occurred. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period. Plaintiff's counsel in the class action against DLJSC described above has also filed another securities class action based on similar factual allegations. Such suit names as defendants Spectravision and its directors, and was brought on behalf of a class of purchasers of $209.0 million of stock and $77.0 million of notes issued by Spectravision in October 1993. DLJSC served as the managing underwriter for both of these issuances. DLJSC has not been named as a defendant in this suit, although it has been reported to DLJSC that plaintiff's counsel is contemplating seeking to amend the complaint to add DLJSC as a defendant in that action.

        In October 1995, DLJSC was named as a defendant in a purported class action filed in a Texas State Court on behalf of the holders of $550.0 million principal amount of subordinated redeemable discount debentures of National Gypsum Corporation ("NGC") canceled in connection with a Chapter 11 plan of reorganization for NGC consummated in July 1993. The named plaintiff in the State Court action also filed an adversary proceeding in the Bankruptcy Court for the Northern District of Texas seeking a declaratory judgment that the confirmed NGC plan of reorganization does not bar the class action claims. Subsequent to the consummation of NGC's plan of reorganization, NGC's shares traded for values substantially in excess of, and in 1995 NGC was acquired for a value substantially in excess of, the values upon which NGC's plan of reorganization was based. The two actions arise out of DLJSC's activities as financial advisor to NGC in the course of NGC's Chapter 11 reorganization proceedings. The class action complaint alleges that the plan of reorganization submitted by NGC was based upon projections by NGC and DLJSC which intentionally understated forecasts, and provided misleading and incorrect information in order to hide NGC's true value and that defendants breached their fiduciary duties by, among other things, providing false, misleading or incomplete information to deliberately understate the value of NGC. The class action complaint seeks compensatory and punitive damages purportedly sustained by the class. The Texas State

        Court action has subsequently been removed to the Bankruptcy Court, which removal is being opposed by the plaintiff. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaint. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of such litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In November and December 1995, DLJSC, along with various other parties, was named as a defendant in a number of purported class actions filed in the U.S. District Court for the Eastern District of Louisiana. The complaints allege violations of the Federal securities laws arising out of a public offering in 1994 of $435.0 million of first mortgage notes of Harrah's Jazz Company and Harrah's Jazz Finance Corp. The complaints seek to hold DLJSC liable for various alleged misstatements and omissions contained in the prospectus dated November 9, 1994. DLJSC intends to defend itself vigorously against all of the allegations contained in the complaints. Although there can be no assurance, DLJ does not believe that the ultimate outcome of this litigation will have a material adverse effect on its financial condition. Due to the early stage of this litigation, based upon the information currently available to it, DLJ's management cannot make an estimate of loss or predict whether or not such litigation will have a material adverse effect on DLJ's results of operations in any particular period.

        In addition to the matters described above, Equitable Life and its subsidiaries and DLJ and its subsidiaries are involved in various legal actions and proceedings in connection with their businesses. Some of the actions and proceedings have been brought on behalf of various alleged classes of claimants and certain of these claimants seek damages of unspecified amounts. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on the Company's consolidated financial position or results of operations.

15)     LEASES

        The Company has entered into operating leases for office space and certain other assets, principally data processing equipment and office furniture and equipment. Future minimum payments under noncancelable leases for 1996 and the succeeding four years are $114.8 million, $101.8 million, $90.0 million, $73.6 million, $57.7 million and $487.0 million thereafter. Minimum future sublease rental income on these noncancelable leases for 1996 and the succeeding four years are $11.0 million, $8.7 million, $6.9 million, $4.6 million, $2.9 million and $1.1 million thereafter.

        At December 31, 1995, the minimum future rental income on noncancelable operating leases for wholly owned investments in real estate for 1996 and the succeeding four years are $292.9 million, $271.2 million, $248.1 million, $226.4 million, $195.5 million and $1,018.8 million thereafter.

16)     OTHER OPERATING COSTS AND EXPENSES

        Other operating costs and expenses consisted of the following:


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Compensation costs.................................  $       595.9       $      690.0       $    1,452.3
        Commissions........................................          314.3              313.0              551.1
        Short-term debt interest expense...................           11.4               19.0              317.1
        Long-term debt interest expense....................          108.1               98.3               86.0
        Amortization of policy acquisition costs...........          320.4              318.1              275.9
        Capitalization of policy acquisition costs.........         (391.0)            (410.9)            (397.8)
        Rent expense, net of sub-lease income..............          124.8              128.9              159.5
        Other..............................................          772.6              786.7            1,140.1
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     1,856.5       $    1,943.1       $    3,584.2
                                                            =================   ================   =================

        During the years ended December 31, 1995, 1994 and 1993, the Company restructured certain operations in connection with cost reduction programs and recorded pre-tax provisions of $32.0 million, $20.4 million and $96.4 million, respectively. The amounts paid during 1995, associated with the 1995 and 1994 cost reduction programs, totaled $24.0 million. At December 31, 1995, the liabilities associated with the 1995 and 1994 cost reduction programs amounted to $37.8 million. The 1995 cost reduction program included relocation expenses, including the accelerated amortization of building improvements associated with the relocation of the home office. The 1994 cost reduction program included costs associated with the termination of operating leases and employee severance benefits in connection with the consolidation of 16 insurance agencies. The 1993 cost reduction program primarily reflected severance benefits of terminated employees in connection with the combination of a wholly owned subsidiary of the Company with Alliance.

17)     INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

        Equitable Life is restricted as to the amounts it may pay as dividends to the Holding Company. Under the New York Insurance Law, the New York Superintendent has broad discretion to determine whether the financia1 condition of a stock life insurance company would support the payment of dividends to its shareholders. For the years ended December 31, 1995, 1994 and 1993, statutory (loss) earnings totaled $(352.4) million, $67.5 million and $324.0 million, respectively. No amounts are expected to be available for dividends from Equitable Life to the Holding Company in 1996.

        At December 31, 1995, the Insurance Group, in accordance with various government and state regulations, had $18.9 million of securities deposited with such government or state agencies.

        Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from GAAP. The following reconciles the Company's statutory change in surplus and capital stock and statutory surplus and capital stock determined in accordance with accounting practices prescribed by the New York Insurance Department with net earnings and equity on a GAAP basis.


                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Net change in statutory surplus and capital stock..  $        78.1       $      292.4       $      190.8
        Change in asset valuation reserves.................          365.7             (285.2)             639.1
                                                            -----------------   ----------------   -----------------
        Net change in statutory surplus, capital stock
          and asset valuation reserves.....................          443.8                7.2              829.9
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................          (67.9)             (11.0)            (171.0)
          Deferred policy acquisition costs................           70.6               92.8              121.8
          Deferred Federal income taxes....................         (150.0)             (59.7)             (57.5)
          Valuation of investments.........................          189.1               45.2              202.3
          Valuation of investment subsidiary...............         (188.6)             396.6             (464.9)
          Limited risk reinsurance.........................          416.9               74.9               85.2
          Issuance of surplus notes........................         (538.9)               -                  -
          Sale of subsidiary and joint venture.............            -                  -               (366.5)
          Contribution from the Holding Company............            -               (300.0)               -
          Postretirement benefits..........................          (26.7)              17.1               23.8
          Other, net.......................................          115.1              (44.0)              60.3
          GAAP adjustments of Closed Block.................           (3.1)               4.5              (16.0)
          GAAP adjustments of discontinued GIC
            Segment........................................           37.3               42.8              (35.0)
                                                            -----------------   ----------------   -----------------
        Net Earnings.......................................  $       297.6       $      266.4       $      212.4
                                                            =================   ================   =================

                                                                                 DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)

        Statutory surplus and capital stock................  $     2,202.9       $    2,124.8       $    1,832.4
        Asset valuation reserves...........................        1,345.9              980.2            1,265.4
                                                            -----------------   ----------------   -----------------
        Statutory surplus, capital stock and asset
          valuation reserves...............................        3,548.8            3,105.0            3,097.8
        Adjustments:
          Future policy benefits and policyholders'
            account balances...............................       (1,017.4)            (949.5)            (938.5)
          Deferred policy acquisition costs................        3,083.3            3,221.1            2,858.8
          Deferred Federal income taxes....................         (450.8)             (26.8)            (137.8)
          Valuation of investments.........................          417.7             (794.1)             (29.8)
          Valuation of investment subsidiary...............         (665.1)            (476.5)            (873.1)
          Limited risk reinsurance.........................         (429.0)            (845.9)            (920.8)
          Issuance of surplus notes........................         (538.9)               -                  -
          Postretirement benefits..........................         (343.3)            (316.6)            (333.7)
          Other, net.......................................            4.4              (79.2)             (81.9)
          GAAP adjustments of Closed Block.................          575.7              578.8              574.2
          GAAP adjustments of discontinued GIC
            Segment........................................         (184.6)            (221.9)            (264.6)
                                                            -----------------   ----------------   -----------------
        Total Shareholder's Equity.........................  $     4,000.8       $    3,194.4       $    2,950.6
                                                            =================   ================   =================

18)     BUSINESS SEGMENT INFORMATION

        The Company has three major business segments: Individual Insurance and Annuities; Investment Services and Group Pension. Consolidation/elimination principally includes debt not specific to any business segment. Attributed Insurance Capital represents net assets and related revenues and earnings of the Insurance Group not assigned to the insurance segments. Interest expense related to debt not specific to any business segment is presented within Corporate interest expense. Information for all periods is presented on a comparable basis.

        The Individual Insurance and Annuities segment offers a variety of traditional, variable and interest-sensitive life insurance products, disability income, annuity products and mutual fund and other investment products to individuals and small groups. This segment includes Separate Accounts for certain individual insurance and annuity products.

        The Investment Services segment provides investment fund management, primarily to institutional clients. This segment includes Separate Accounts which provide various investment options for group clients through pooled or single group accounts.

        Intersegment investment advisory and other fees of approximately $124.1 million, $135.3 million and $128.6 million for 1995, 1994 and 1993, respectively, are included in total revenues of the Investment Services segment. These fees, excluding amounts related to the discontinued GIC Segment of $14.7 million, $27.4 million and $17.0 million for 1995, 1994 and 1993, respectively, are eliminated in consolidation.

        The Group Pension segment administers traditional participating group annuity contracts with conversion features, generally for corporate qualified pension plans, and association plans which provide full service retirement programs for individuals affiliated with professional and trade associations.




                                                                           YEARS ENDED DECEMBER 31,
                                                            --------------------------------------------------------
                                                                  1995               1994                1993
                                                            -----------------   ----------------   -----------------
                                                                                 (IN MILLIONS)
        Revenues
        Individual insurance and annuities.................  $     3,254.6       $    3,110.7       $    2,981.5
        Group pension......................................          292.0              359.1              426.6
        Attributed insurance capital.......................           61.2               79.4               61.6
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................        3,607.8            3,549.2            3,469.7
        Investment services................................          949.1              935.2            2,792.6
        Consolidation/elimination..........................          (34.9)             (24.7)             (40.5)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $     4,522.0       $    4,459.7       $    6,221.8
                                                            =================   ================   =================



        Earnings (loss) before Federal income taxes
          and cumulative effect of accounting change
        Individual insurance and annuities.................  $       274.4       $      245.5       $       76.2
        Group pension......................................          (13.3)              15.8                2.0
        Attributed insurance capital.......................           18.7               69.8               49.0
                                                            -----------------   ----------------   -----------------
          Insurance operations.............................          279.8              331.1              127.2
        Investment services................................          161.2              177.5              302.1
        Consolidation/elimination..........................           (3.1)                .3                 .5
                                                            -----------------   ----------------   -----------------
              Subtotal.....................................          437.9              508.9              429.8
        Corporate interest expense.........................          (27.9)            (114.2)            (126.1)
                                                            -----------------   ----------------   -----------------
        Total..............................................  $       410.0       $      394.7       $      303.7
                                                            =================   ================   =================


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets
        Individual insurance and annuities.....................................  $    50,328.8      $    44,063.4
        Group pension..........................................................        4,033.3            4,222.8
        Attributed insurance capital...........................................        2,391.6            2,609.8
                                                                                ----------------   -----------------
          Insurance operations.................................................       56,753.7           50,896.0
        Investment services....................................................       12,842.9           12,127.9
        Consolidation/elimination..............................................         (354.4)          (1,614.4)
                                                                                ----------------   -----------------
        Total..................................................................  $    69,242.2      $    61,409.5
                                                                                ================   =================

19)     QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

        The quarterly results of operations for the years ended December 31, 1995, 1994 and 1993, are summarized below:


                                                                    THREE MONTHS ENDED,
                                       ------------------------------------------------------------------------------
                                           MARCH 31           JUNE 30           SEPTEMBER 30          DECEMBER 31
                                       -----------------  -----------------   ------------------   ------------------
                                                                       (IN MILLIONS)
        1995
        ----
        Total Revenues................  $     1,074.7      $     1,158.4       $    1,127.1         $    1,161.8
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        59.0      $        94.3       $       91.2         $       53.1
                                       =================  =================   ==================   ==================

        1994
        ----
        Total Revenues................  $     1,107.4      $     1,075.0       $    1,153.8         $    1,123.5
                                       =================  =================   ==================   ==================

        Earnings before Cumulative
          Effect of Accounting
          Change......................  $        64.0      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================
        Net Earnings..................  $        36.9      $        68.4       $       89.1         $       72.0
                                       =================  =================   ==================   ==================

        1993
        ----
        Total Revenues................  $     1,502.2      $     1,539.7       $    1,679.4         $    1,500.5
                                       =================  =================   ==================   ==================

        Net Earnings..................  $        32.3      $        47.1       $       68.8         $       64.2
                                       =================  =================   ==================   ==================

20)     INVESTMENT IN DLJ

        On December 15, 1993, the Company sold a 61% interest in DLJ to the Holding Company for $800.0 million in cash and securities. The excess of the proceeds over the book value in DLJ at the date of sale of $340.2 million has been reflected as a capital contribution. In 1995, DLJ completed the initial public offering ("IPO") of 10.58 million shares of its common stock, which included 7.28 million of the Holding Company's shares in DLJ, priced at $27 per share. Concurrent with the IPO, the Company contributed equity securities to DLJ having a market value of $21.2 million. Upon completion of the IPO, the Company's ownership percentage was reduced to 36.1%. The Company's ownership interest will be further reduced upon the issuance of common stock after the vesting of forfeitable restricted stock units acquired by and/or the exercise of options granted to certain DLJ employees. At December 31, 1995, DLJ had options
                                      F-45
        outstanding to purchase approximately 9.2 million shares of DLJ common stock at $27.00 per share. Options are exercisable over a period of up to ten years. DLJ restricted stock units represents forfeitable rights to receive approximately 5.2 million shares of DLJ common stock through February 2000.

        The results of operations and cash flows of DLJ through the date of sale are included in the consolidated statements of earnings and cash flow for the year ended December 31, 1993. For the period subsequent to the date of sale, the results of operations of DLJ are accounted for on the equity basis and are included in commissions, fees and other income in the consolidated statements of earnings. The Company's carrying value of DLJ is included in investment in and loans to affiliates in the consolidated balance sheets.

        Summarized balance sheets information for DLJ, reconciled to the Company's carrying value of DLJ, are as follows:


                                                                                           DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)
        Assets:
        Trading account securities, at market value............................  $   10,911.4       $    8,970.0
        Securities purchased under resale agreements...........................      18,748.2           10,476.4
        Broker-dealer related receivables......................................      13,023.7           11,784.8
        Other assets...........................................................       1,893.2            2,030.4
                                                                                ----------------   -----------------
        Total Assets...........................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        Liabilities:
        Securities sold under repurchase agreements............................  $   26,744.8       $   18,356.7
        Broker-dealer related payables.........................................      12,915.5           10,618.0
        Short-term and long-term debt..........................................       1,717.5            1,956.5
        Other liabilities......................................................       1,775.0            1,285.1
                                                                                ----------------   -----------------
        Total liabilities......................................................      43,152.8           32,216.3
        Cumulative exchangeable preferred stock................................         225.0              225.0
        Total shareholders' equity.............................................       1,198.7              820.3
                                                                                ----------------   -----------------
        Total Liabilities, Cumulative Exchangeable Preferred Stock and
          Shareholders' Equity.................................................  $   44,576.5       $   33,261.6
                                                                                ================   =================

        DLJ's equity as reported...............................................  $    1,198.7       $      820.3
        Unamortized cost in excess of net assets acquired in 1985
          and other adjustments................................................          40.5               50.8
        The Holding Company's equity ownership in DLJ..........................        (499.0)            (532.1)
        Minority interest in DLJ...............................................        (324.3)               -
                                                                                ----------------   -----------------
        The Company's Carrying Value of DLJ....................................  $      415.9       $      339.0
                                                                                ================   =================

        Summarized statements of earnings information for DLJ reconciled to the Company's equity in earnings of DLJ is as follows:

                                                                                     YEARS ENDED DECEMBER 31,
                                                                                ------------------------------------
                                                                                     1995                1994
                                                                                ----------------   -----------------
                                                                                           (IN MILLIONS)

        Commission, fees and other income......................................  $     1,325.9      $      953.5
        Net investment income..................................................          904.1             791.9
        Dealer, trading and investment gains, net..............................          528.6             263.3
                                                                                ----------------   -----------------
        Total Revenues.........................................................        2,758.6           2,008.7
        Total expenses including income taxes..................................        2,579.5           1,885.7
                                                                                ----------------   -----------------
        Net earnings...........................................................          179.1             123.0
        Dividends on preferred stock...........................................           19.9              20.9
                                                                                ----------------   -----------------
        Earnings Applicable to Common Shares...................................  $       159.2      $      102.1
                                                                                ================   =================

        DLJ's earnings applicable to common shares as reported.................  $       159.2      $      102.1
        Amortization of cost in excess of net assets acquired in 1985..........           (3.9)             (3.1)
        The Holding Company's equity in DLJ's earnings.........................          (90.4)            (60.9)
        Minority interest in DLJ...............................................           (6.5)              -
                                                                                ----------------   -----------------
        The Company's Equity in DLJ's Earnings.................................  $        58.4      $       38.1
                                                                                ================   =================

21)     RELATED PARTY TRANSACTIONS

        On August 31, 1993, the Company sold $661.0 million of primarily privately placed below investment grade fixed maturities to EQ Asset Trust 1993, a limited purpose business trust, wholly owned by the Holding Company. The Company recognized a $4.1 million gain net of related deferred policy acquisition costs, deferred Federal income tax and amounts attributable to participating group annuity contracts. In conjunction with this transaction, the Company received $200.0 million of Class B Notes issued by EQ Asset Trust 1993. These notes have interest rates ranging from 6.85% to 9.45%. The Class B Notes are reflected in investments in and loans to affiliates on the consolidated balance sheets.

                                    PART C

                               OTHER INFORMATION
                               -----------------
Item 24.        Financial Statements and Exhibits

                (a)          Financial Statements included in Part B.

                      1.     Separate Account No. 45.

                             -Statement of Assets and Liabilities for the Year
                                   Ended December 31, 1995;
                             -Statement of Operations for the Year Ended
                                   December 31, 1995;
                             -Statement of Changes in Net Assets for the Year
                                   Ended December 31, 1995;
                             -Notes to Financial Statements; and
                             -Report of Independent Accountants -
                                      Price Waterhouse

                      2.     The Equitable Life Assurance Society of the United
                                   States:

                             -Report of Independent Accountants - Price
                                 Waterhouse;

                             -Consolidated Balance Sheets as of December 31,
                                 1995 and 1994;
                             -Consolidated Statements of Earnings for Years
                                 Ended December 31, 1995, 1994 and 1993;
                             -Consolidated Statements of Equity for Years Ended
                                 December 31, 1995, 1994 and 1993;
                             -Consolidated Statements of Cash Flows for Years
                                 Ended December 31, 1995, 1994 and 1993; and
                             -Notes to Consolidated Financial Statements; and


                (b)   Exhibits.

                The following exhibits are filed herewith:

                 1. Resolutions of the Board of Directors of The Equitable Life Assurance Society of the United States
                      ("Equitable") authorizing the establishment of the Registrant, previously filed with this Registration Statement No. 33-83750 on September 6, 1994.

                 2.   Not applicable.

                 3.   (a)    Form of Distribution Agreement among Equitable
                             Capital Securities Corporation, Separate Account
                             No. 45 and Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 33-83750 on February
                             3, 1995.

                      (b) Form of Sales Agreement among Equitable Capital Securities Corporation, as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named), previously filed with this Registration Statement No. 33-83750 on February 3, 1995.

                      (c) Form of The Hudson River Trust Sales Agreement by and among Equico Securities, Inc., The Equitable Life Assurance Society of the United States, Equitable Distributors, Inc. and Separate Account No. 45 of The Equitable Life Assurance Society of the United States, previously filed with this Registration Statement No. 33-83750 on January 17, 1995.

                 4.   (a)    Form of group annuity contract no. 1050-94IC,
                             previously filed with this Registration Statement
                             No. 33-83750 on September 6, 1994.

                      (b) Forms of group annuity certificate nos. 94ICA and 94ICB, previously filed with this Registration Statement No. 33-83750 on September 6, 1994.

                      (c) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC and data pages nos. 94ICA/BIM and 94ICA/BMVA, previously filed with this Registration Statement No. 33-83750 on September 6, 1994.

                      (d) Forms of data pages no. 94ICA/BIM (IRA) and (NQ), previously filed with this Registration Statement No. 33-83750 on February 3, 1995.

                      (e) Form of endorsement no. 95ENLCAI to contract no. 1050-94IC and data pages no. 94ICA/BLCA, previously filed with this Registration Statement no. 33-83750 on April 10, 1995.

                      (f) Forms of data pages for Rollover IRA, IRA Assured Payment Option, IRA Assured Payment Option Plus, Accumulator, Assured Growth Plan, Assured Growth Plan (Flexible Income Program), Assured Payment Plan (Period Certain) and Assured Payment Plan (Life with a Period Certain), previously filed with this Registration Statement No. 33-83750 on August 31, 1995.

                      (g) Forms of data pages for Rollover IRA, IRA Assured Payment Option Plus and Accumlator, previously filed with this Registration Statement
                             No. 33-83750 on April 23, 1996.

                      (h) Form of Guaranteed Minimum Death Benefit Endorsement to Contract From No. 10-50-94IC and the Certificates under the Contract, previously filed with this Registration Statement
                             No. 33-83750 on April 23, 1996.

                      (i)    Form of data pages for Accumulator and Rollover
                             IRA.


                 5.   (a)    Forms of application used with the IRA, NQ and
                             Fixed Annuity Markets, previously filed with this Registration Statement No. 33-83750 on February
                             3, 1995.

                      (b) Forms of Enrollment From/Appliation for Rollover IRA, Choice Income Plan and Accumulator, previously filed with this Registration Statement
                             No. 33-83750 on April 23, 1996.

                 6.   (a)    Restated Charter of Equitable, adopted August 6,
                             1992, previously filed with this Registration
                             Statement No. 33-83750 on September 6, 1994.

                      (b) By-Laws of Equitable, as amended through July 22, 1992, previously filed with this Registration Statement No. 33-83750 on September 6, 1994.

                      (c) Copy of the Certificate of Amendment of the Restated Charter of Equitable, adopted November 18, 1993, previously filed with this Registration Statement No. 33-83750 on April 23, 1996.

                 7.   Not applicable.

                 8.   Not applicable.

                 9. Opinion and Consent of Jonathan E. Gaines, Esq., Vice President and Associate General Counsel of Equitable, as to the legality of the securities being registered, previously filed with this Registration Statement No. 33-83750 on January 17, 1995.

                10.   (a)    Consent of Price Waterhouse LLP.

                      (b)    Powers of Attorney.

                      (c) Representations regarding Reasonableness of Aggregate Certificate Fees and Charges.

                11.   Not applicable.

                12.   Not applicable.

                13.   (a)    Formulae for Determining Money Market Fund Yield
                             for a Seven-Day Period for the INCOME MANAGER, previously filed with this Registration Statement
                             No. 33-83750 on February 3, 1995.

                      (b) Formulae for Determining Cumulative and Annualized Rates of Return for the INCOME MANAGER, previously filed with this Registration Statement No. 33-83750 on February 3, 1995.

                      (c) Formulae for Determining Standardized Performance Value and Annualized Average Performance Ratio for INCOME MANAGER Certificates, previously filed with this Registration Statement No. 33-83750 on February 3, 1995.

                27.  Financial Data Schedule.

 Item 25:       Directors and Officers of Equitable.
                ------------------------------------
                Set forth below is information regarding the directors and principal officers of Equitable. Equitable's address is 787 Seventh Avenue, New York, New York 10019. The business address of the persons whose names are preceded by an asterisk is that of Equitable.

                                                              POSITIONS AND
NAME AND PRINCIPAL                                            OFFICES WITH
BUSINESS ADDRESS                                              EQUITABLE
-----------------                                             ---------
DIRECTORS

Claude Bebear                                                 Director
AXA S.A.
23, Avenue Matignon
75008 Paris, France

Christopher J. Brocksom                                       Director
AXA Equity & Law
Amersham Road
High Wycombe
Bucks HP 13 5 AL
England

Francoise Colloc'h                                            Director
AXA S.A.
23, Avenue Matignon
75008 Paris, France

Henri de Castries                                             Director
AXA S.A.
23, Avenue Matignon
75008 Paris, France

Joseph L. Dionne                                              Director
The McGraw-Hill Companies
1221 Avenue of the Americas
New York, NY 10020

William T. Esrey                                              Director
Sprint Corporation
P.O. Box 11315
Kansas City, MO 64112

Jean-Rene Fourtou                                             Director
Rhone-Poulenc S.A.
25 Quai Paul Doumer
92408 Courbevoie Cedex,
France

Norman C. Francis                                             Director
Xavier University of Louisiana
7325 Palmetto Street
New Orleans, LA 70125

                                                              POSITIONS AND
NAME AND PRINCIPAL                                            OFFICES WITH
BUSINESS ADDRESS                                              EQUITABLE
----------------                                              ---------

Donald J. Greene                                              Director
LeBouef, Lamb, Greene & MacRae
125 West 55th Street
New York, NY 10019-4513




John T. Hartley                                               Director
Harris Corporation
1025 NASA Boulevard
Melbourne, FL 32919

John H.F. Haskell, Jr.                                        Director
Dillion, Read & Co., Inc.
535 Madison Avenue
New York, NY 10022

W. Edwin Jarmain                                              Director
Jarmain Group Inc.
95 Wellington Street West
Suite 805
Toronto, Ontario M5J 2N7,
Canada

G. Donald Johnston, Jr.                                       Director
184-400 Ocean Road
John's Island
Vero Beach, FL 32963

Winthrop Knowlton                                             Director
Knowlton Brothers, Inc.
530 Fifth Avenue
New York, NY 10036

Arthur L. Liman                                               Director
Paul, Weiss, Rifkind, Wharton &
Garrison
1285 Avenue of the Americas
New York, NY 10019

George T. Lowy                                                Director
Cravath, Swaine & Moore
825 Eighth Avenue
New York, NY 10019

                                                       POSITIONS AND
NAME AND PRINCIPAL                                     OFFICES WITH
BUSINESS ADDRESS                                       EQUITABLE
----------------                                       ---------

Didier Pineau-Valencienne                              Director
Schneider S.A.
64-70 Avenue Jean-Baptiste Claement
96646 Boulogne-Billancourt Cedex
France


George J. Sella, Jr.                                   Director
P.O. Box 397
Newton, NJ 07860

Dave H. Williams                                       Director
Alliance Capital Management Corporation
1345 Avenue of the Americas
New York, NY 10105

OFFICER-DIRECTORS
-----------------

*James M. Benson                                       President, Chief
                                                       Executive Officer
                                                       and Director

*William T. McCaffrey                                  Senior Executive Vice
                                                       President, Chief
                                                       Operating Officer and
                                                       Director

*Joseph J. Melone                                      Chairman of the Board
                                                       and Director


OTHER OFFICERS
--------------

*Harvey Blitz                                          Senior Vice President
                                                       and Deputy Chief
                                                       Financial Officer

*Kevin R. Byrne                                        Vice President and
                                                       Treasurer



*Gordon G. Dinsmore                                    Senior Vice President

*Alvin H. Fenichel                                     Senior Vice President
                                                       and Controller

*Paul J. Flora                                         Vice President and
                                                       Auditor

*Robert E. Garber                                      Executive Vice President
                                                       and General Counsel

*J. Thomas Liddle, Jr.                                 Senior Vice President
                                                       and Chief Valuation
                                                       Actuary

*Michael S. Martin                                     Senior Vice President

                                                       POSITIONS AND
NAME AND PRINCIPAL                                     OFFICES WITH
BUSINESS ADDRESS                                       EQUITABLE
----------------                                       ---------

*Peter D. Noris                                        Executive Vice President
                                                       and Chief Investment
                                                       Officer

*Anthony C. Pasquale                                   Senior Vice President


*Pauline Sherman                                       Vice President,
                                                       Secretary and Associate
                                                       General Counsel

*Richard V. Silver                                     Senior Vice President
                                                       and Associate General
                                                       Counsel


*Jose Suquet                                           Executive Vice President
                                                       and Chief Agency Officer


*Stanley B. Tulin                                      Senior Executive Vice
                                                       President and Chief
                                                       Financial Officer

Item 26. Persons Controlled by or Under Common Control with the Insurance Company or Registrant


                Separate Account No. 45 of The Equitable Life Assurance Society of the United States (the "Separate Account") is a separate account of Equitable. Equitable, a New York stock life insurance company, is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"), a publicly traded company.

                The largest stockholder of the Holding Company is AXA S.A. At December 31, 1995, AXA S.A. beneficially owned approximately 60.6% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA S.A. is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable. AXA, a French company, the holding company for an international group of insurance and related financial services companies, is the principal holding company

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

The Equitable Companies Incorporated (l991) (Delaware)

      Donaldson, Lufkin & Jenrette, Inc. (1993) (Delaware) (44.1%) (See Addendum for subsidiaries)

      The Equitable Life Assurance Society of the United States (1859) (New York) (a)(b)

           The Equitable of Colorado, Inc. (l983) (Colorado)

           Equitable Variable Life Insurance Company (l972) (New York) (a)

                FHJV Holdings, Inc. (1990) (Delaware)

                EVLICO, INC. (1995) (Delaware)

                EVLICO East Ridge, Inc. (1995) (Delaware)

                GP/EQ Southwest, Inc. (1995) (Texas) (5.86%)

                Franconom, Inc. (1985) (Pennsylvania)

           Frontier Trust Company (1987) (North Dakota)

           Gateway Center Buildings, Garage, and Apartment Hotel, Inc. (inactive) (pre-l970) (Pennsylvania)

           Equitable Deal Flow Fund, L.P.

                Equitable Managed Assets (Delaware)

           EREIM LP Associates (99%)

                EML Associates, L.P. (19.8%)

           ACMC, Inc. (1991) (Delaware)

                Alliance Capital Management L.P. (1988) (Delaware) (46.7% limited partnership interests)

           EVCO, Inc. (1991) (New Jersey)

           EVSA, Inc. (1992) (Pennsylvania)

           Prime Property Funding, Inc. (1993) (Delaware)

           Wil Gro, Inc. (1992) (Pennsylvania)

           Equitable BJVS, Inc. (1992) (California)

           Equitable Rowes Wharf, Inc. (1995) (Massachusetts)
(a) Registered Broker/Dealer       (b) Registered Investment Advisor

           GP/EQ Southwest, Inc. (1995) (Texas) (94.132%)

           Fox Run, Inc. (1994) (Massachusetts)

           Equitable Underwriting and Sales Agency (Bahamas) Limited (1993) (Bahamas)

           CCMI Corporation (1994) (Maryland)

           FTM Corporation (1994) (Maryland)

           HVM Corporation (1994) (Maryland)

           STCS, Inc. (1992) (Delaware)

           Camelback JVS, Inc. (1995) (Arizona)

           Equitable Holding Corporation (1985) (Delaware)

                Equico Securities, Inc. (l97l) (Delaware) (a) (b)

                ELAS Securities Acquisition Corp. (l980) (Delaware)

                Equitable Realty Assets Corporation (l983) (Delaware)

                100 Federal Street Funding Corporation (Massachusetts)

                100 Federal Street Realty Corporation (Massachusetts)

                EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) (1986) (New York) (See Addendum for subsidiaries)

                Equitable Casualty Insurance Company (l986) (Vermont)

                EREIM LP Corp. (1986) (Delaware)

                      EREIM LP Associates (1%)

                           EML Associates (.02%)

                Six-Pac G.P., Inc. (1990) (Georgia)

                Equitable Distributors, Inc. (1988) (Delaware) (a)
 (a) Registered Broker/Dealer       (b) Registered Investment Advisor

      Equitable Holding Corporation (cont.)

                Equitable JVS, Inc. (1988) (Delaware)

                      Astor/Broadway Acquisition Corp. (1990) (New York)

                      Astor Times Square Corp. (1990) (New York)

                      P.C. Landmark, Inc. (1990) (Texas)

                      Equitable JVS II, Inc. (1994) (Maryland)

                      EJSVS, Inc. (1995) (New Jersey)

           Donaldson, Lufkin & Jenrette, Inc. (1985 by EIC; 1993 by EHC)
                      (Delaware) (39%) (See Addendum for subsidiaries)

           JMR Realty Services, Inc. (1994) (Delaware)

           Equitable Investment Corporation (l97l) (New York)

                Stelas North Carolina Limited Partnership (50% limited partnership interest) (l984)

                EQ Services, Inc. (1992) (Delaware)

                Equitable Agri-Business, Inc. (1984) Delaware

                Alliance Capital Management Corporation (l991) (Delaware) (b) (See Addendum for subsidiaries)

                Equitable Capital Management Corporation (l985) (Delaware) (b)

                      Alliance Capital Management L.P. (1988) (Delaware) (16.6% limited partnership interests)

                Equitable JV Holding Corporation (1989) (Delaware)

                Equitable Real Estate Investment Management, Inc. (l984) (Delaware) (b)

                      Equitable Realty Portfolio Management, Inc. (1984) (Delaware)

                           EQK Partners (100% general partnership interest)

                      Compass Management and Leasing Co. (formerly known as EREIM, Inc.) (l984) (Colorado)

                      Equitable Real Estate Capital Markets, Inc. (1987) (Delaware) (a)
(a) Registered Broker/Dealer       (b) Registered Investment Advisor

      Equitable Holding Corporation (cont.)
           Equitable Investment Corporation (cont.)
                Equitable Real Estate Investment Management, Inc. (cont.)

                      EQ Realty Associates-V, Inc. (1987) (Delaware)

                      EPPNLP Corp. (1987) (Delaware)

                      Equitable Pacific Partners Corp. (1987) (Delaware)

                           Equitable Pacific Partners Limited Partnership

                      EREIM Managers Corp. (1986) (Delaware)

                           ML/EQ Real Estate Portfolio, L.P.

                                EML Associates, L.P. (80%)

                      Compass Retail, Inc. (1990) (Delaware)

                      Compass Management and Leasing, Inc. (1991) (Delaware)

                           Compass Cayman (1996) (Cayman Islands)

                      Column Financial, Inc. (1993) (Delaware) (50%)

                      Buckhead Strategic Corp. (1994) (Delaware)

                           Buckhead Strategic Fund, L.P.

                           BH Strategic Co. I, L.P.

                           Buckhead Strategic Co. II, L.P.

                           Buckhead Strategic Co. III, L.P.

                           Buckhead Strategic Co. IV, L.P.

                      CJVS, Inc. (1994) (California)

                      ERE European Corp. I, L.P. (1994) (Delaware)

                           A/E European Associates I Limited Partnership

                      Community Funding, Inc. (1994) (Delaware)

                           Community Mortgage Fund, L.P. (1994) (Delaware)

                      Buckhead Strategic Corp., II (1995) (Delaware)

                           Buckhead Strategic Fund L.P. II

      Equitable Holding Corporation (cont.)
           Equitable Investment Corporation (cont.)
                Equitable Real Estate Investment Management, Inc. (cont.)
                      Buckhead Strategic Corp., II (cont.)

                           Buckhead Co. III, L.P.

                           HYDOC, L.L.C.

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                     ADDENDUM - NON-REAL ESTATE SUBSIDIARY
                       OF EQUITABLE HOLDING CORPORATION
                      HAVING MORE THAN FIVE SUBSIDIARIES
            ------------------------------------------------------


EquiSource of New York, Inc. (formerly Traditional Equinet Business Corporation of New York) has the following subsidiaries that are brokerage companies to make available to Equitable Agents within each state traditional (non-equity) products and services not produced by Equitable:

      EquiSource of Delaware, Inc. (1986) (Delaware)
      EquiSource of Alabama, Inc. (1986) (Alabama)
      EquiSource of Arizona, Inc. (1986) (Arizona)
      EquiSource of Arkansas, Inc. (1987) (Arkansas)
      EquiSource Insurance Agency of California, Inc. (1987) (California) EquiSource of Colorado, Inc. (1986) (Colorado)
      EquiSource of Hawaii, Inc. (1987) (Hawaii)
      EquiSource of Maine, Inc. (1987) (Maine)
      EquiSource Insurance Agency of Massachusetts, Inc. (1988) (Massachusetts) EquiSource of Montana, Inc. (1986) (Montana)
      EquiSource of Nevada, Inc. (1986) (Nevada)
      EquiSource of New Mexico, Inc. (1987) (New Mexico)
      EquiSource of Pennsylvania, Inc. (1986) (Pennsylvania)
      EquiSource Insurance Agency of Utah, Inc. (1986) (Utah)
      EquiSource of Washington, Inc. (1987) (Washington)
      EquiSource of Wyoming, Inc. (1986) (Wyoming)

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES

                 ADDENDUM - OTHER NON-REAL ESTATE SUBSIDIARIES
                      HAVING MORE THAN FIVE SUBSIDIARIES

                        ----------------------------------------

Donaldson, Lufkin & Jenrette, Inc. has the following subsidiaries, and approximately 60 other subsidiaries, most of which are special purpose subsidiaries (the number fluctuates according to business needs):

             Donaldson, Lufkin & Jenrette, Inc. (1985) (Delaware)
                  Donaldson, Lufkin & Jenrette Securities Corporation (1985) (Delaware) (a) (b)
                       Wood, Struthers & Winthrop Management Corporation (1985) (Delaware) (b)

                  Autranet, Inc. (1985) (Delaware) (a)
                  DLJ Real Estate, Inc.
                  DLJ Capital Corporation (b)
                       Column Financial, Inc. (1993) (Delaware) (50%)

Alliance Capital Management Corporation has the following subsidiaries:

             Alliance Capital Management Corporation (1991) (Delaware) (b)
                  Alliance Capital Management L.P. (1988) (Delaware) (b)
                       Alliance Capital Management Corporation of Delaware, Inc. (Delaware)
                             Alliance Fund Services, Inc. (Delaware) (a)
                             Alliance Capital Management (Japan), Inc.
                             (formerly Alliance Capital Mgmt. Intl.)
                             Alliance Fund Distributors, Inc. (Delaware) (a) Alliance Oceanic Corp. (Delaware)
                             (formerly Alliance Capital, Ltd.)
                             Alliance Capital Management Australia Pty. Ltd. (Australia)
                             Meiji - Alliance Capital Corp. (Delaware) (50%) Alliance Capital (Luxembourg) S.A. (99.98%) Alliance Southern Europe Corp. (Delaware) (inactive)
                             Alliance Barra Research Institute, Inc.
                             (Delaware) (50%)
                             Alliance Capital Management Canada, Inc. (Canada) (99.99%)
                             Alliance Capital Management Limited
                             (United Kingdom)
                                  Pastor Alliance Gestora de Fondas de
                                  Pensiones, S. A. (Spain) (50%)
                                  Dementional Asset Management, Ltd.
                                  (United Kingdom)
                                  Dementional Trust Management, Ltd.
                                  (United Kingdom)
                                  Alliance Capital Global Derivatives Corp.
                                  (Delaware)
                          Alliance Corporate Finance Group, Inc. (Delaware)
(a) Registered Broker/Dealer       (b) Registered Investment Advisor

                                AXA GROUP CHART

The information listed below is dated as of January 1, 1996; percentages shown represent voting power. The name of the owner is noted when AXA indirectly controls the company.

                AXA INSURANCE AND REINSURANCE BUSINESS HOLDING

COMPANY                                 COUNTRY       VOTING POWER
-------                                 -------       ------------

Axa Assurances Iard                     France        96.9%

Axa Assurances Vie                      France        100% by Axa and Uni
                                                      Europe Vie

Uni Europe Assurance                    France        100% by Axa and Axa
                                                      Assurances Iard

Uni Europe Vie                          France        99.3% by Axa and Axa
                                                      Assurances Iard

Alpha Assurances Vie                    France        100%

Axa Direct                              France        100%

Direct Assurances Iard                  France        100% by Axa Direct

Direct Assurance Vie                    France        100% by Axa Direct

Axa Direkt Versicherung A.G.            Germany       100% owned by Axa Direct

Axiva                                   France        90.3%

Defense Civile                          France        95%

Societe Francaise d'Assistance          France        51.2% by Axa Assurances
                                                      Iard

Monvoisin Assurances                    France        99.92% by different
                                                      companies and Mutuals

Societe Beaujon                         France        100%

Lor Finance                             France        99.9%

Jour Finance                            France        100% by different
                                                      companies

Compagnie Auxiliaire pour le Commerce   France        100% by Societe Beaujon
et l'Industrie

C.F.G.A.                                France        99.96% owned by the
                                                      mutuals and Finaxa

Saint Bernard Diffusion                 France        89.9%

Sogarep                                 France        95%, (100% with the
                                                      mutuals)

Argovie                                 France        100% by Axiva and SCA
                                                      Argos

Finargos                                France        66.4% owned by Axiva

Astral                                  France        100% by Uni Europe
                                                      Assurance

Argos                                   France        N.S.

Finaxa Belgium                          Belgium       100%

COMPANY                                 COUNTRY       VOTING POWER
-------                                 -------       ------------

Axa Belgium                             Belgium       18.5% by Axa(SA) and
                                                      72.5% by Finaxa Belgium

De Kortrijske Verzekering               Belgium       99.8%

Juris                                   Belgium       100%

Finaxa Luxembourg                       Luxembourg    100%

Axa Assurance IARD Luxembourg           Luxembourg    99.4%

Axa Assurance Vie Luxembourg            Luxembourg    99.4%

Axa Aurora                              Spain         50%

Aurora Polar SA de Seguros y            Spain         99.8% owned by Axa Aurora
Reaseguros

Axa Vida SA de Seguros y Reaseguros     Spain         99.8% owned by Axa Aurora

Axa Gestion de Seguros y Reaseguros     Spain         100% owned by Axa Aurora

Axa Assicurazioni                       Italy         100%

Eurovita                                Italy         30% owned by Axa
                                                      Assicurazioni

Axa Equity & Law plc                    U.K.          99.9%

Axa Equity & Law Life Assurance         U.K.          100% by Axa Equity &
Society                                               Law plc

Axa Equity & Law International          U.K.          100% owned by Axa Equity
                                                      & Law plc

Axa Equity & Law Levensverzekeringen    Netherlands   100% by Axa Equity &
                                                      Law plc

Axa Insurance                           U.K.          100%

Axa Global Risks                        U.K.          100% by Axa and Uni
                                                      Europe Assurance

Axa U.K.                                U.K.          100%

Axa Canada                              Canada        100%

Boreal Insurance                        Canada        100% owned by AXA Canada

Axa Assurances Inc.                     Canada        100% owned by Axa Canada

Axa Insurance Inc.                      Canada        100% owned by Axa Canada

Anglo Canada General Insurance Cy       Canada        100% owned by Axa Canada

Axa Pacific Insurance                   Canada        100% by Boreal Insurance

Boreal Assurances Agricoles             Canada        100% by Boreal Insurance

COMPANY                                 COUNTRY       VOTING POWER
-------                                 -------       ------------

Sime Axa Berhad                         Malaysia      30%

Axa Sime Investment Holdings Pte Ltd    Singapore     50%

Axa Sime Assurance                      Hong Kong     100% owned by Axa Sime
                                                      Invt. Holdings Pte Ltd

Axa Sime Assurance                      Singapore     100% owned by Axa Sime
                                                      Invt Holdings Pte Ltd

Axa Life Insurance                      Hong Kong     100%

PT Asuransi Axa Indonesia               Indonesia     80%

Equitable Cies Incorp.                  U.S.A.        60.6% owned by Axa, 44.4%
                                                      Financiere 45, 3.8%,
                                                      Lorfinance 7.6% and Axa
                                                      Equity & Law Life
                                                      Association Society 4.8%

Equitable Life Assurance of the USA     U.S.A.        100% owned by Equitable
                                                      Cies Inc.

National Mutual Holdings Ltd            Australia     51%

The National Mutual Life Association    Australia     00% owned by National
of Australasia Ltd                                    Mutual Holdings Ltd

National Mutual International Pty Ltd                 74% owned by National
                                                      Mutual Holdings Ltd
                                                      and 26% by The National
                                                      Mutual Life Association
                                                      of Australasia

National Mutual (Bermuda) Ltd           Australia     100% owned by National
                                                      Mutual International
                                                      Pty Ltd

National Mutual Asia Ltd                Bermudas      54% owned by National
                                                      Mutual (Bermuda) Ltd
                                                      and 20% by Delta Ltd

National Mutual Funds Management        Australia     100% owned by National
(Global) Ltd                                          Mutual Holdings Ltd

National Mutual Funds Management        USA           100% owned by National
North America Holdings Inc.                           Mutual Funds
                                                      Management (Global) Ltd

Australian Casualty & Life Ltd          Australia     100% owned by National
                                                      Mutual Holdings Ltd

National Mutual Health Insurance        Australia     100% owned by National
Pty Ltd                                               Mutual Holdings Ltd

Axa Reassurance                         France        100%

Axa Re Finance                          France        100% owned by Axa
                                                      Reassurance

Axa Re Vie                              France        100% owned by Axa
                                                      Reassurance

Axa Cessions                            France        100%

COMPANY                                 COUNTRY       VOTING POWER
-------                                 -------       ------------

Abeille Reassurances                    France        100% owned by Axa
                                                      Reassurance

Axa Re Mexico                           Mexico        100% owned by Axa
                                                      Reassurance

Axa Re Asia                             Singapore     100% owned by Axa
                                                      Reassurance

Axa Re U.K. Plc                         U.K.          100% owned by Axa Re U.K.
                                                       Holding

Axa Re U.K. Holding                     U.K.          100% owned by Axa
                                                      Reassurance

Axa Re U.S.A.                           U.S.A.        100% owned by Axa America


Axa America                             U.S.A.        100% owned by Axa
                                                      Reassurance

International Technology                U.S.A.        80% owned by Axa America
Underwriters Inc.(INTEC)

Axa Re Life                             U.S.A.        100% owned by Axa Re Vie

C.G.R.M.                                Monaco        100% by Axa Reassurance

Axa Life Insurance                      Japan         100% owned by Axa

Dongbu Axa Life Insurance               Korea         50%
Co Ltd

Axa Oyak Hayat Sigota                   Turkey        60%

Oyak Hayat Sigorta                      Turkey        11%

                            AXA FINANCIAL BUSINESS

COMPANY                                 COUNTRY       VOTING POWER
-------                                 -------       ------------

Compagnie Financiere de Paris           France        96.9%, (100% with the
(C.F.P.)                                              Mutuals)

Axa Banque                              France        98.7% owned by C.F.P.

Financiere 78                           France        100% owned by C.F.P.

Axa Credit                              France        65% owned by C.F.P.

Axa Gestion Interessement               France        100% owned by C.F.P.

Compagnie Europeenne de Credit          France        100% owned by C.F.P.
(C.E.C.)

Fidei                                   France        20.7% owned by C.F.P. and
                                                      10.8% by Axamur

Meeschaert Rousselle                    France        100% owned by Financiere
                                                      78

M R Futures SNC                         France        59% by Meeschaert
                                                      Rousselle

Opale Derivee Bourse                    France        89.4% by M.R. Futures and
                                                      Meeschaert Rousselle

Anjou Courtage                          France        70% owned by Meeschaert
                                                      Rousselle

Axiva Gestion                           France        100% owned by Axiva

Juri Creances                           France        100% by different
                                                      companies

Societe de Placements Selectionnes      France        99.3% with the Mutuals
S.P.S.

Presence et Initiative                  France        73% with the Mutuals

Vamopar                                 France        100% owned by Societe
                                                      Beaujon

Financiere Mermoz                       France        100%

Axa Asset Management Europe             France        100%

Axa Asset Management Partenaires        France        100% owned by Axa Asset
                                                      Management Europe

Axa Asset Management Conseils           France        100% owned by Axa Asset
                                                      Management Europe

Axa Asset Management Distribution       France        100% owned by Axa Asset
                                                      Management Europe

Axa Equity & Law Home Loans             U.K.          100% owned by Axa Equity
                                                      & Law

Axa Equity & Law Commercial Loans       U.K.          100% owned by Axa Equity
                                                      & Law

COMPANY                                 COUNTRY       VOTING POWER
-------                                 -------       ------------

Alliance Capital Management             U.S.A.        59% held by ELAS

Donaldson Lufkin & Jenrette             U.S.A.        36.1% owned by ELAS and
                                                      44.1% by Equitable
                                                      Cies Inc.

Cogefin                                 Luxembourg    100% owned by Axa Belgium

Soflinter                               Belgium       100% owned by Axa Belgium

Financiere 45                           France        99.6%

Mofipar                                 France        99.76% owned by Societe
                                                      Beaujon

ORIA                                    France        100% owned by Axa
                                                      Millesimes

Axa Oeuvres d'Art                       France        100% by the Mutuals

Axa Cantenac Brown                      France        100%

Colisee Acti Finance 1                  France        100% owned by Societe
                                                      Beaujon

Colisee Acti Finance 2                  France        100% owned by Axa
                                                      Assurances Iard Mutuelle

Participations 2001                     France        100% owned by Societe
                                                      Beaujon

Finalor                                 France        100% owned by Societe
                                                      Beaujon

                           AXA REAL ESTATE BUSINESS

COMPANY                                COUNTRY       VOTING POWER
-------                                -------       ------------

C.I.P.M.                               France        97.6% with the Mutuals

Fincosa                                France        100% owned by C.I.P.M.

Prebail                                France        100% owned by Societe
                                                     Beaujon and C.F.P.

Axamur                                 France        100% by different
                                                     companies and mutuals

Parigest                               France        100% by the Mutuals,
                                                     C.I.P.M. and Fincosa

Parimmo                                France        100% by the insurance
                                                     companies and the mutuals

S.G.C.I.                               France        100% with the Mutuals

Transaxim                              France        99.4% owned by S.G.C.I.

Compagnie Parisienne                   France        100% owned by S.G.C.I.
de Participations

Monte Scopeto                          France        100% owned by C.P.P.

Matipierre                             France        100% by different
                                                     companies

Securimmo                              France        87% by different companies
                                                     and mutuals

Paris Orleans                          France        99.9% by different
                                                     companies

Colisee Bureaux                        France        99.4% by different
                                                     companies

Colisee Premiere                       France        99.9% by different
                                                     companies

Colisee Laffitte                       France        99.8% by Colisee Bureaux

Carnot Laforge                         France        100% by Colisee Premiere

Parc Camoin                            France        100% by Colisee Premiere

Delta Point du Jour                    France        100% owned by Matipierre

Paroi Nord de l'Arche                  France        100% owned by Matipierre

Falival                                France        100% owned by Axa
                                                     Reassurance

Compagnie du Gaz d'Avignon             France        99% owned by Axa
                                                     Assurances Iard

Ahorro Familiar                        France        40.1% owned by Axa
                                                     Assurances Iard

Fonciere du Val d'Oise                 France        100% owned by C.P.P.

Sodarec                                France        99.9% owned by C.P.P.

Centrexpo                              France        99.9% owned by C.P.P.

COMPANY                                COUNTRY       VOTING POWER
-------                                -------       ------------

Fonciere de la Vile du Bois            France        99.6% owned by Centrexpo

Colisee Seine                          France        97.4% by different
                                                     companies

Translot                               France        99.9% by SGCI

S.N.C. Dumont d'Urville                France        100% owned by Colisee
                                                     Premiere

Colisee Participations                 France        100% by SGCI

Colisee Federation                     France        100% by SGCI

Colisee Saint Georges                  France        100% by SGCI

Drouot Industrie                       France        50% by SGCI

Colisee Vauban                         France        99.7% by Matipierre

Fonciere Colisee                       France        98.9% by Matipierre

Axa Pierre S.C.I.                      France        97.6% owned by different
                                                     companies and Mutuals

Axa Millesimes                         France        77.8% owned by AXA and the
                                                     Mutuals

Chateau Suduirault                     France        100% owned by Axa
                                                     Millesimes

Diznoko                                Hongrie       100% owned by Axa
                                                     Millesimes

Compagnie Fonciere Matignon            France        100% by different
                                                     companies and Mutuals

Equitable Real Estate Investment       U.S.A.        100% owned by ELAS

Quinta do Noval Vinhos S.A.            Portugal      99.9% owned by Axa
                                                     Millesimes

                              OTHER AXA BUSINESS

COMPANY                                COUNTRY       VOTING POWER
-------                                -------       ------------

A.N.F.                                 France        95.4% owned by Finaxa

SCOR                                   France        10.1% owned by Axa
                                                     Reassurance

Campagnie du Cambodge                  France        23% owned by A.N.F.

Lucia                                  France        20.6% owned by Axa
                                                     Assurance Iard and 8.6%
                                                     by the mutuals

Rubis et Cie                           France        12.7% owned by Uni Europe
                                                     Assurance

Schneider S.A.                         France        10%

Eurofin                                France        31.6% owned by Compangie
                                                     Financiere de Paris

                 ORGANIZATION CHART OF EQUITABLE'S AFFILIATES


                                     NOTES

1. The year of formation or acquisition and state or country of incorporation of each affiliate is shown.

2. The chart omits certain relatively inactive special purpose real estate subsidiaries, partnerships, and joint ventures formed to operate or develop a single real estate property or a group of related properties, and certain inactive name-holding corporations.

3. All ownership interests on the chart are 100% common stock ownership except for (a) as noted for certain partnership interests, (b) ACMC, Inc.'s and Equitable Capital's limited partnership interests in Alliance Capital Management L.P., (c) as noted for certain subsidiaries of Alliance Capital Management Corp. of Delaware, Inc., (d) Treasurer Robert L. Bennett's 20% interest in Compass Management and Leasing Co. (formerly known as EREIM, Inc.), (e) as noted for certain subsidiaries of AXA, (f) The Equitable Companies Incorporated's 61% interest in DLJ and Equitable Holding Corp's 39 % interest in same, and (g) DLJ Mortgage Capital Inc.'s and Equitable Real Estate Investment Management, Inc.'s ownership (50% each) in Column Financial, Inc.

4. The operational status of the entities shown as having been formed or authorized but "not yet fully operational" should be checked with the appropriate operating areas, especially for those that are start-up situations.

5. The following entities are not included in this chart because, while they have an affiliation with The Equitable, their relationship is not the ongoing equity-based form of control and ownership that is characteristic of the affiliations on the chart, and, in the case of the first two entities, they are under the direction of at least a majority of "outside" trustees:

                              The Equitable Funds
                            The Hudson River Trust
                               Separate Accounts

6.     This chart was last revised on March 25, 1996.

Item 27.        Number of Contractowners


                As of September 30, 1996, there were 1,982 owners of qualified and non-qualified contracts offered by the registrant hereunder.


Item 28.        Indemnification

                Indemnification of Principal Underwriter


                To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, Equitable Capital Securities Corporation undertook to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of Equitable Capital Securities Corporation.

                Undertaking

                Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


Item 29.        Principal Underwriters

                (a) Equitable Distributors, Inc. (formerly Equitable Capital Securities Corporation), an indirect wholly-owned subsidiary of Equitable, is the principal underwriter for Separate Account No. 45. The principal business address of Equitable Distributors, Inc. is 787 Seventh Avenue, NY, NY 10019.

                (b) Set forth below is certain information regarding the directors and principal officers of Equitable Distributors, Inc. The business address of the persons whose names are preceded by an asterisk is that of Equitable Distributors, Inc.

NAME AND PRINCIPAL                POSITIONS AND OFFICES
BUSINESS ADDRESS                  WITH UNDERWRITER
----------------                  ----------------

*Jerome Golden                    Chairman of the Board and Director

Jamie Sheperdson                  Chief Executive Officer, President and
                                  Managing Director

Greg Brakovich                    Chief Executive Officer, President and
                                  Managing Director


*Dennis Witte                     Chief Operating Officer and Director




*Harvey Blitz                     Director


*Thomas D. Bullen                 Chief Financial Officer

 Michael Brzozowski               Chief Compliance Officer
 1755 Broadway, 2nd floor
 New York, NY 10019

*Naomi Friedland-Wechsler         Chief Legal Officer

*Ronald R. Quist                  Treasurer

*Janet Hannon                     Secretary

*Linda Galasso                    Assistant Secretary

                (c)      Not applicable.

Item 30.        Location of Accounts and Records

                  The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained by Equitable at 787 Seventh Avenue, New York, New York 10019. The policies files will be kept at Vantage Computer System, Inc., 301 W. 11th Street, Kansas City, Mo. 64105.


Item 31.        Management Services
                Not applicable.


Item 32.        Undertakings

The Registrant hereby undertakes:

                (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                (b) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

                                  SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this amendment to the registration statement to be signed on its behalf, in the City and State of New York, on this 15th day of October, 1996.


                                      SEPARATE ACCOUNT No. 45 OF
                                      THE EQUITABLE LIFE ASSURANCE SOCIETY OF
                                      THE UNITED STATES
                                                  (Registrant)

                                      By: The Equitable Life Assurance
                                          Society of the United States


                                      By: /s/ Jerome S. Golden
                                          ---------------------------------
                                            Jerome S. Golden
                                            President,
                                            Income Management Group,
                                            A Division of The Equitable Life
                                            Assurance Society of the United
                                            States

                                  SIGNATURES


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Depositor certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this amendment to the registration statement to be signed on its behalf, in the City and State of New York, on this 15th day of October, 1996.


                                     THE EQUITABLE LIFE ASSURANCE SOCIETY
                                          OF THE UNITED STATES
                                                   (Depositor)


                                     By:  /s/ Jerome S. Golden
                                         -----------------------
                                              Jerome S. Golden
                                                 President,
                                     Income Management Group,
                                     A Division of The Equitable Life
                                     Assurance Society of the United States


         As required by the Securities Act of 1933 and the Investment Company Act of 1940, this amendment to the registration statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICERS:

James M. Benson                          President, Chief Executive Officer
                                         and Director

William T. McCaffrey                     Senior Executive Vice President,
                                         Chief Operating Officer and Director

Joseph J. Melone                         Chairman of the Board and Director

PRINCIPAL FINANCIAL OFFICER:


Jerry M. de St. Paer                     Senior Executive Vice President and
                                         Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:

/s/ Alvin H. Fenichel                    Senior Vice President and Controller
---------------------
Alvin H. Fenichel

October 15, 1996

DIRECTORS:
Claude Bebear             Jean-Rene Foutou            Winthrop Knowlton
James M. Benson           Norman C. Francis           Arthur L. Liman
Christopher Brocksom      Donald J. Greene            George T. Lowy
Francoise Colloc'h        John T. Hartley             William T. McCaffrey
Henri de Castries         John H.F. Haskell, Jr.      Joseph J. Melone
Joseph L. Dionne          W. Edwin Jarmain            Didier Pineau-Valencienne
William T. Esrey          G. Donald Johnston, Jr.     George J. Sella, Jr.
                                                      Dave H. Williams
By: /s/ Jerome S. Golden
        Jerome S. Golden
        Attorney-in-Fact
        October 15, 1996

                                 EXHIBIT INDEX
                                 -------------

      EXHIBIT NO.                                        PAGE NO.
      -----------                                        --------


       4(i)  Form of data pages for Accumulator and Rollover IRA.

      10(a)  Consent of Price Waterhouse LLP.

      10(b)  Powers of Attorney.

      10(c) Representations regarding Reasonableness of Aggregate of Certificate Fees and Charges.

      27     Financial Data Schedule